Registration Nos. 333-109483

811-21438

SECURITIES AND EXCHANGE COMMISSION

100 F Street, N.E.

Room 1680

WASHINGTON, D.C. 20549

202-551-5850

Post-Effective Amendment No. 16 to

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

(Check appropriate box or boxes)

THE GUARDIAN SEPARATE ACCOUNT R

(Exact Name of Registrant as Specified in Charter)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(Name of Depositor)

7 Hanover Square, New York, New York 10004

(Address of Principal Executive Offices)

Depositor’s Telephone Number: (212) 598-8359

RICHARD T. POTTER, JR., Senior Vice President and Counsel

The Guardian Insurance & Annuity Company, Inc.

7 Hanover Square

New York, New York 10004

(Name and address of agent for service)

Copy to:

STEPHEN E. ROTH, ESQ.

Sutherland, Asbill & Brennan

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2011 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of its securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required for such rule for the Registrant’s most recent fiscal year was filed on March 9, 2011.

VARIABLE ANNUITY PROSPECTUS	Securities Act of 1933 File No. 333-109483
May 1, 2011

THE GUARDIAN INVESTOR

ASSET BUILDER

THIS PROSPECTUS describes an Individual Flexible Premium Deferred Variable Annuity Contract. It contains important information that you should know before investing in the contract. Please read this prospectus carefully, and keep it for future reference.

The contract is issued by The Guardian Insurance & Annuity Company, Inc. (GIAC) through its Separate Account R (the Separate Account). This contract is an annuity contract and is a long-term investment vehicle designed for retirement purposes. It will also pay a death benefit if the annuitant dies before annuity payments begin.

The minimum initial premium payment is $2,000. Your premiums may be invested in up to 20 variable investment options or 19 variable investment options and the fixed-rate option. Special limits apply to transfers out of the fixed-rate option. The variable investment options invest in the mutual funds listed below. Some of these Funds may not be available in your state. You may request copies of the prospectuses for these Funds from your registered representative or by calling 1-800-221-3253. Please read the prospectuses carefully before investing.

•	RS Variable Products Trust
–	RS Large Cap Alpha Series VIP Series
–	RS S&P 500 Index VIP Series
–	RS High Yield VIP Series (formerly RS High Yield Bond VIP Series)
–	RS Low Duration Bond VIP Series
–	RS Partners VIP Series
–	RS Investment Quality Bond VIP Series
–	RS Money Market VIP Series
–	RS International Growth VIP Series
–	RS Emerging Markets VIP Series
–	RS Small Cap Growth Equity VIP Series
–	RS Global Natural Resources VIP Series
–	RS Value VIP Series
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II Shares)
–	Invesco V.I. Basic Value Fund
–	Invesco V.I. Capital Appreciation Fund
–	Invesco V.I. Core Equity Fund
–	Invesco V.I. Government Securities Fund*
–	Invesco V.I. Mid Cap Core Equity Fund
–	Invesco Van Kampen V.I. Growth and Income Fund
•	The Alger Portfolios (Class S Shares)
–	Alger Capital Appreciation Portfolio
•	AllianceBernstein Variable Product Series Fund, Inc. (Class B)
–	AllianceBernstein VPS Global Thematic Growth Portfolio
–	AllianceBernstein VPS Growth and Income Portfolio
–	AllianceBernstein VPS Large Cap Growth Portfolio
–	AllianceBernstein VPS Real Estate Investment Portfolio
–	AllianceBernstein VPS Value Portfolio
•	Davis Variable Account Fund, Inc.
–	Davis Financial Portfolio
–	Davis Real Estate Portfolio
–	Davis Value Portfolio
•	Fidelity Variable Insurance Products Funds (Service Class 2)
–	Fidelity VIP Balanced Portfolio
–	Fidelity VIP Contrafund® Portfolio
–	Fidelity VIP Equity-Income Portfolio
–	Fidelity VIP Growth Portfolio
–	Fidelity VIP Investment Grade Bond Portfolio
–	Fidelity VIP Mid Cap Portfolio
•	Franklin Templeton Variable Insurance Products Trust (Class 2 Shares)
–	Franklin Rising Dividends Securities Fund
–	Franklin Small Cap Value Securities Fund
–	Templeton Growth Securities Fund
•	Gabelli Capital Series Funds, Inc.
–	Gabelli Capital Asset Fund
•	MFS® Variable Insurance Trust (Service Class)
–	MFS Core Equity Series
–	MFS Growth Series
–	MFS Investors Trust Series
–	MFS New Discovery Series
–	MFS Research Bond Series
–	MFS Strategic Income Series
–	MFS Total Return Series
•	Value Line Centurion Fund
•	Value Line Strategic Asset Management Trust

A Statement of Additional Information about the contract and the Separate Account is available free of charge by writing to GIAC at its Customer Service Office, P.O. Box 26210, Lehigh Valley, Pennsylvania 18002, or by calling 1-800-221-3253. Its contents are noted on page 90 of this prospectus.

The Statement of Additional Information, which is dated May 1, 2011, is incorporated by reference into this prospectus.

*	Effective after the close of business on April 29, 2011, and incident to shareholder approval, the Invesco Van Kampen V.I. Government Fund was merged into the Invesco V.I. Government Securities Fund

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view this Prospectus, Statement of Additional Information and other information.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus.

The contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, and the contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involves investment risk, including possible loss of the principal amount invested.

CONTENTS

This variable annuity contract may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus except for information in this prospectus or the statement of additional information or in any supplement thereto or in any supplemental sales material authorized by GIAC.

SUMMARY

SUMMARY

WHAT IS A VARIABLE ANNUITY CONTRACT?

A

VARIABLE ANNUITY CONTRACT allows you to accumulate tax-deferred savings which are invested in options that you choose. This is the accumulation period of the contract. On an agreed date, you will start receiving regular payments based on the accumulation value of your contract. This is the annuity period. The amount of the annuity payments will depend on earnings during the accumulation period, and afterward if you select a variable annuity option. That’s why this product is called a variable annuity.

HOW A VARIABLE ANNUITY WORKS

During the accumulation period, this contract allows you to allocate your net premium payments and accumulation value to as many as 20 variable investment options, or 19 variable investment options and the fixed-rate option.

When you allocate your premiums to the variable investment options, you bear the risk of any investment losses. No assurance can be given that the value of the contract during the accumulation period, or the total amount of annuity payments made under the contract, will equal or exceed the net premium payments allocated to the variable investment options. When you allocate your net premium payments to the fixed-rate option, the contract guarantees that they will earn a minimum rate of interest and the investment risk is borne by GIAC.

GIAC has established a Separate Account to hold the variable investments in its annuity contracts. The Separate Account has 46 investment divisions, corresponding to 46 variable investment options, each of which invests in a mutual fund. Your net premiums are used to buy accumulation units in the investment divisions you have chosen, or are allocated to the fixed-rate option.

The total value of your contract’s investment in the investment divisions and in the fixed-rate option is known as the accumulation value. It’s determined by multiplying the number of variable accumulation units credited to your account in each investment division by the current value of the division’s units, and adding your value in the fixed-rate option.

The value of units in a variable investment division reflects the investment experience within the division. The value of units in the fixed-rate option reflects interest accrued at a rate not less than the guaranteed minimum specified in the contract. For a complete explanation, please see Financial information: How we calculate unit values.

THE ANNUITY PERIOD

Annuity payments under this contract must begin no later than the annuitant’s 90th birthday. Distributions under the contract are taxable, and if you take money out of the contract before age 59 1/2, you may also incur a 10% Federal tax penalty on amounts included in your income. You may select one or a combination of annuity payout options under the contract:

Payout options

Annuity payout options are available on either a variable or fixed-rate basis.

•	Life annuity without a guaranteed period

•	Life annuity with a guaranteed period

•	Joint and survivor annuity

•	Payments to age 100

•	Payments for a period certain

•	10-year guaranteed period

These payout options are available on either a variable or fixed-rate basis. Please see The annuity period.

OTHER CONTRACT FEATURES

Transfers among investment options

You can make transfers among the variable investment options at any time, although such transfers may be severely restricted in an effort to protect against potential harm from frequent transfers. Please see Frequent Transfers Among the Variable Investment Options. Transfers to and from the fixed-rate option are only permitted during the accumulation period. Certain restrictions apply to transfers out of the fixed-rate option. Transfers must also comply with the rules of any retirement plan that apply. Please see The accumulation period: Transfers.

Death benefits

If you, or another person named as the annuitant, should die before annuity payments begin, then we pay a death benefit to the beneficiary. You also have the option of purchasing one of three enhanced death benefit riders that may provide a greater death benefit. Please see Other contract features: Death benefits.

Optional riders

You also have the option to purchase other riders to provide additional benefits. DecadeSM, the living

SUMMARY	PROSPECTUS	1

benefit rider, provides that your contract value on the tenth anniversary is at least equal to your initial premium payment (adjusted for any partial withdrawals), provided you comply with certain rules. The earnings benefit rider may in certain circumstances increase the death benefit payable upon the annuitant’s death if your contract earnings exceed your adjusted premium payments. The guaranteed minimum income benefit rider establishes a guaranteed income base that can be used to provide a guaranteed minimum income annuity benefit regardless of the investment performance of the contract. The guaranteed lifetime withdrawal benefit rider provides a guaranteed minimum withdrawal amount regardless of the investment performance of the contract. Please note that if you choose the living benefit rider or the guaranteed lifetime withdrawal benefit rider you must invest your premium payments and contract value in accordance with the allocation models described in those riders. In addition, if you choose the guaranteed lifetime withdrawal benefit rider, withdrawals in excess of the guaranteed withdrawal amount provided for under this rider can have adverse consequences. Please refer to Other contract features for more information.

Surrenders and partial withdrawals

At any time during the accumulation period, you may withdraw some or all of the amount you have saved in the contract. Taking out all you have saved is known as a surrender; taking out part of your savings is a partial withdrawal. A contingent deferred sales charge may apply to both surrenders and partial withdrawals. Once annuity payments begin, surrenders and partial withdrawals are only available with the Payments to age 100 or the Payments for a period certain annuity payout options. Please see The accumulation period: Surrenders and partial withdrawals. Surrenders from qualified plans may be restricted or forbidden by the plan document and may have negative tax consequences.

EXPENSES

The following are expenses that you will incur as a contract owner:

•	Operating expenses for mutual funds comprising the variable investment options

Management fees, 12b-1 fees, and other expenses associated with the Funds you may pay while owning the contract ranged from .37% to 2.49% in

2010, but may be different in the future. Actual charges will depend on the variable investment options you select. We reserve the right to collect any redemption fee imposed by any Fund or if required by any regulatory authority.

•	Mortality and expense risk charges

1.25% annually of the net asset value of your variable investment options.

•	Administrative expenses

0.20% annually of the net asset value of your variable investment options.

•	Contract fee

An annual fee of $35, if the accumulation value in your contract is less than $100,000 on your contract’s anniversary date.

The following are expenses that you may incur as a contract owner:

•	Contingent deferred sales charges

A charge of 2% to 8% against any amount that you withdraw that has been in your contract for less than seven years. The actual amount will depend on the number of years the amount has been invested.

•	Enhanced death benefit expense

If you choose this benefit, the annual expense is 0.20%, 0.25% or 0.30% of the net asset value of your variable investment options, depending on the rider chosen.

•	Living benefit rider expense

If you choose this rider, you will pay a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options.

•	Earnings benefit rider expense

If you choose this rider, you will pay a daily charge at an annual rate of 0.25% of the net asset value of your variable investment options.

•	Guaranteed minimum income benefit rider expense

If you choose this rider, you will pay an annual charge of 0.50% of the guaranteed income base at the time the charge is deducted on each rider anniversary and upon termination of the rider.

2	PROSPECTUS	SUMMARY

•	Guaranteed lifetime withdrawal benefit rider expense

If you choose this rider, you will pay an annual charge ranging from 0.65% to 2.10% of the adjusted guaranteed withdrawal balance at the time the charge is deducted on each contract anniversary and prior to payment of any death benefit or the annuitization of the contract, depending on the option chosen. The maximum expense range for these riders is 1.00% to 4.00%, depending on the option chosen.

•	Annuity taxes

A tax on premiums or annuity payments, applicable in some states and municipalities only, that currently range up to 3.5% of premiums paid to the contract.

•	Partial withdrawal charge

During the annuity period, if you choose Fixed Annuity Payments to Age 100, Variable Annuity Payments to Age 100 or Payments for a Period Certain as an annuity payout option and you make more than one partial withdrawal in a calendar quarter, you will pay an administrative charge equal to the lesser of $25 or 2% of the amount of the partial withdrawal.

DECIDING TO PURCHASE A CONTRACT

You should consider purchasing a variable annuity contract if your objective is to invest over a long period of time and to accumulate assets on a tax-deferred basis, generally for retirement. A tax-deferred accrual feature is provided by any tax-qualified arrangement. Therefore, you should have reasons other than tax deferral for purchasing the contract to fund a tax-qualified arrangement. Pursuant to new tax regulations, starting January 1, 2009 the contract is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) contracts. You have the right to examine the contract and return it for cancellation within 10 to 30 days of receiving it, depending on the state where you live. (If this contract is a replacement for another contract, you may have 30 to 60 days to examine the contract and return it for cancellation.) This is known as the free-look period. If you exercise this free-look privilege, and you live in a state that does not require us to return premiums paid, you will bear the risk of any decline in your contract’s value during the free-look period. Because the laws and regulations that govern the contract vary among the jurisdictions where the contract is sold, some of the contract’s terms will vary depending on where you live. Please check your contract carefully for specific terms and conditions.

We sell other variable annuity contracts with other features and charges. Please contact us if you would like more information.

SUMMARY	PROSPECTUS	3

EXPENSE TABLES

Expenses

The tables will assist you in understanding the various costs and expenses of the Separate Account and its underlying Funds that you will bear directly or indirectly. See Financial Information –Contract costs and expenses. Fund prospectuses provide a more complete description of the various costs and expenses of the underlying variable investment options. Premium taxes may apply.

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value among investment options. State premium taxes may also be deducted.*

CONTRACT OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchases:	None
Contingent Deferred Sales Charge	8% declining annually[1]
Number of contract years completed from the date of premium payment	Contingent deferred sales charge percentage
0	8%
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7+	0% and thereafter
Transfer Fee:	$25 for each transfer (currently, none)

* If you reside in a state that requires us to deduct a premium tax, this tax can range from 0.5% to 3.5% of the contract accumulation value, depending on the state requirements.

1 The contingent deferred sales charge is assessed on premiums withdrawn that have been in your contract for less than seven contract years. You may withdraw in each contract year, without a deferred sales charge, a sum equal to the following: (i) the excess of value in your contract over the unliquidated premiums that have been in the contract for less than seven years on the date of withdrawal; plus (ii) 10% of premium payments that have been in the contract for less than seven years minus the aggregate amount of all prior free partial withdrawals of such premium payments made during the current contract year.

There is a partial withdrawal charge that applies to partial withdrawals during the annuity period in excess of one per quarter. This charge is the lesser of $25 or 2% of the partial withdrawal amount. Partial withdrawals are only available during the annuity period if you choose one of the two payments to 100 annuity payout options or the period certain annuity payout option.

4	PROSPECTUS	EXPENSE TABLES

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the fees and expenses of the underlying mutual funds associated with the variable investment options.

Annual Contract Fee:	$35.00*
*	The annual contract fee may be lower where required by state law.

SEPARATE ACCOUNT LEVEL ANNUAL EXPENSES

(as a percentage of daily net asset value)

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued on or after December 26, 2006 – available in New York state only)	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

	Contracts with no rider benefits	Contracts with 7 yr EDB	Contracts with CAEDB	Contracts with GMDB	Contracts with LB or EB	Contracts with LB and EB	Contracts with 7 yr EDB and LB or EB	Contracts with 7 yr EDB LB and EB	Contracts with CAEDB and LB or EB	Contracts with CAEDB LB and EB	Contracts with GMDB and LB or EB	Contracts with GMDB, LB and EB
Mortality & Expense Risk Charge	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Other Separate Account Fees
• Administrative Charge	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
• Charges for Additional Optional Riders
– 7 year Enhanced Death Benefit (7yr EDB)	0.00%	0.20%	0.00%	0.00%	0.00%	0.00%	0.20%	0.20%	0.00%	0.00%	0.00%	0.00%
– Contract Anniversary Enhanced Death Benefit (CAEDB)	0.00%	0.00%	0.25%	0.00%	0.00%	0.00%	0.00%	0.00%	0.25%	0.25%	0.00%	0.00%
– Guaranteed Minimum Death Benefit (GMDB)	0.00%	0.00%	0.00%	0.30%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.30%	0.30%
– Living Benefit (LB)}	0.00%	0.00%	0.00%	0.00%	0.25%	0.50%	0.25%	0.50%	0.25%	0.50%	0.25%	0.50%
– Earnings Benefit (EB)
Subtotal Other Separate Account Fees	0.20%	0.40%	0.45%	0.50%	0.45%	0.70%	0.65%	0.90%	0.70%	0.95%	0.75%	1.00%
Total Separate Account Level Annual Expenses	1.45%	1.65%	1.70%	1.75%	1.70%	1.95%	1.90%	2.15%	1.95%	2.20%	2.00%	2.25%

FEES FOR OPTIONAL RIDERS DEDUCTED FROM ACCUMULATION VALUE

Annual Guaranteed Minimum Income Benefit Rider Fee (as a percentage of the guaranteed income base†):	0.50%
†	Please see the (Guaranteed Minimum Income Benefit (GMIB) Rider section of this prospectus for a definition of “guaranteed income base.”

EXPENSE TABLES	PROSPECTUS	5

Annual Rider Fees for Guaranteed Lifetime Withdrawal Benefit (GLWB) Options (as a percentage of the adjusted guaranteed withdrawal balance):

	Single	Single w/ Death Benefit	Spousal	Spousal w/ Death Benefit
Guardian Target 300 (not available in New York) maximum**	2.50%	3.00%	3.50%	4.00%

current**	1.20%	1.70%	1.60%	2.10%
Guardian Target 200 (not available in New York) maximum**	2.50%	3.00%	3.50%	4.00%

current**	0.95%	1.45%	1.25%	1.75%
Guardian Target Future (available only in New York) maximum**	2.50%	3.00%	N/A	N/A

current**	0.75%	1.25%	N/A	N/A
Guardian Target Now (available in all states except for spousal option which is not available in New York) maximum**	1.00%	1.50%	2.00%	2.50%

current**	0.65%	1.15%	0.85%	1.35%
**	The current charge for this rider ranges from 0.65% to 2.10%, depending on the rider chosen. We reserve the right to increase the charge to a maximum ranging from 1.00% to 4.00%, depending on the rider chosen, if the guaranteed withdrawal balance is stepped up to equal the accumulation value of the contract. The definition of “adjusted guaranteed withdrawal balance” for the GLWB rider options is the greater of the total premium payments made under the contract or the guaranteed withdrawal balance on the preceding day plus any increase as a result of the application of the annual minimum guarantee or cumulative guarantee. Please see the Guaranteed Minimum Withdrawal Benefit Riders section of this prospectus for more information.

The next item shows the lowest and highest total operating expenses charged by the mutual fund companies for the last completed fiscal year. Expenses may be different in the future. More detail concerning fees and expenses is contained in the prospectus for each underlying mutual fund.

TOTAL ANNUAL UNDERLYING MUTUAL FUND OPERATING EXPENSES

(expenses that are deducted from the assets of the underlying mutual funds including management fees, distribution and/or service (12b-1) fees, and other expenses)

	Lowest	Highest
Total Annual Underlying Mutual Fund Operating Expenses (before applicable waivers and reimbursements)***	0.37%	2.49%

The fee and expense information regarding the underlying mutual funds was provided by those mutual funds and has not been independently verified by GIAC.

***	“Total Annual Underlying Mutual Fund Operating Expenses” are expenses for the fiscal year ending December 31, 2010. It is important for contractowners to understand that a decline in the underlying mutual funds’ average net assets during the current fiscal year as a result of market volatility or other factors could cause the funds’ expense ratios for the funds’ current fiscal year to be higher than the expense information presented.

6	PROSPECTUS	EXPENSE TABLES

Expense Examples

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These Examples show the maximum costs of investing in the contract, including the contractowner transaction expenses, an annual contract fee of $35, and separate account annual expenses which include a daily administrative charge at an annual rate of 0.20% and a daily mortality and expense risk charge at an annual rate of 1.25% of the net asset value in the Separate Account. The following two examples assume that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year. Example 1 shows a contract with the spousal option of the Guardian Target 300 Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider with the optional Death Benefit (which are the most expensive optional features available under the contract) and maximum (2.49%) and minimum (0.37%) fees and expenses of the underlying mutual funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example 1:	Contract with the spousal option of the Guardian Target 300 GLWB Rider with optional Death Benefit and maximum and minimum individual underlying mutual fund expenses

	Years
	1	3	5	10
If you surrender your contract at the end of the applicable time period:
Maximum:	$1,420	$2,485	$3,581	$6,533
Minimum:	$1,208	$1,865	$2,576	$4,685
If you annuitize or you do not surrender your contract at the end of the applicable time period:
Maximum:	$ 631	$1,911	$3,213	$6,533
Minimum:	$ 408	$1,265	$2,176	$4,685

PLEASE NOTE: if you purchase a Guardian Target 300 GLWB Rider with the optional Death Benefit, you must allocate your initial and subsequent premium payments into one of three specified allocation models. You cannot allocate your premium payments to an individual underlying mutual fund. Therefore, we are providing Example 2 which shows a contract with the spousal option of the Guardian Target 300 GLWB Rider with the optional Death Benefit and also shows the maximum average weighted fund expense (0.76%) for the aggressive growth model and the minimum average weighted fund expense (0.70%) for the conservative allocation model which are two of the allocation models available under the GLWB rider. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example 2:	Contract with the spousal option of the Guardian Target 300 GLWB Rider with optional Death Benefit and maximum and minimum allocation model expenses

	Years
	1	3	5	10
If you surrender your contract at the end of the applicable time period :
Maximum:	$1,292	$2,120	$3,002	$5,550
Minimum:	$1,285	$2,101	$2,971	$5,490
If you annuitize or you do not surrender your contract at the end of the applicable time period:
Maximum:	$ 492	$1,521	$2,607	$5,550
Minimum:	$ 485	$1,501	$2,574	$5,490

These Examples do not reflect transfer fees or annuity taxes (which may range up to 3.5%, depending on the jurisdiction).

Please remember that the Examples are an illustration and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Examples.

A table of accumulation unit values is in Appendix A – Summary Financial Information.

EXPENSE TABLES	PROSPECTUS	7

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The Guardian Insurance & Annuity Company, Inc. (GIAC) is a stock life insurance company incorporated in the state of Delaware in 1970. GIAC, which issues the contracts offered with this prospectus, is licensed to conduct an insurance business in all 50 states of the United States and the District of Columbia. The company had total admitted assets (Statutory basis) of over $10.2 billion as of December 31, 2010. Its financial statements appear in the Statement of Additional Information.

GIAC’s executive office is located at 7 Hanover Square, New York, New York 10004. The mailing address of the GIAC Customer Service Office, which administers these contracts, is P.O. Box 26210, Lehigh Valley, Pennsylvania 18002.

GIAC is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the State of New York in 1860. As of December 31, 2010, Guardian Life had total admitted assets (Statutory basis) in excess of $33.1 billion. Guardian Life does not issue the contracts offered under this prospectus and does not guarantee the benefits they provide.

8	PROSPECTUS	EXPENSE TABLES

BUYING A CONTRACT

THE PURCHASE PROCESS

If you would like to buy a contract, you must complete, sign, and forward the application form to us at the address set forth below. Alternatively, if permitted in your state, you may also initiate the purchase by using such other form or in such other manner as we find acceptable. You or your agent then must send any applicable paperwork, along with your initial premium payment, by regular U.S. mail to the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26210

Lehigh Valley, Pennsylvania 18002

If you wish to send your application or other paperwork and payment by certified, registered or express mail, please address it to:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

3900 Burgess Place

Bethlehem, Pennsylvania 18017

Our decision to accept or reject your proposed purchase is based on administrative rules such as whether you have completed the form completely and accurately or otherwise supplied us with sufficient information for us to accept the proposed purchase. We will not issue a contract if the owner or the annuitant is over 85 years of age. We have the right to reject any application, proposed purchase or initial premium payment for any reason.

If we accept your purchase as received, we will credit your net premium payment to your new contract within two business days. If your purchase is not complete within five business days of our receiving your application or other applicable paperwork, we will return it to you along with your payment.

If you are considering purchasing a contract with the proceeds of another annuity or life insurance contract, it may not be advantageous to replace the existing contract by purchasing this contract. A variable annuity is not a short-term investment.

PAYMENTS

We require a minimum initial premium payment of $2,000. Thereafter, the minimum additional payment is $100. However, if you purchase a contract through an employer payroll deduction plan, we will accept purchase payments below $100. We will not accept an initial premium payment greater than $2,000,000 without prior permission from an authorized officer of GIAC. However, if you purchase the GMIB rider, the initial premium payment and any subsequent premium payments made in the first contract year cannot exceed $1,000,000 in the aggregate without prior permission from an authorized officer of GIAC. Without our written consent, total flexible premium payments made in any contract year after the first may not exceed $1,000,000. If your contract is issued in Massachusetts, we will not accept premium payments after the annuitant’s 81st birthday. Also, some restrictions on premium payments apply if you purchase the GLWB rider. See Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider for further information.

Pursuant to new tax regulations, starting January 1, 2009 the contract is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) contracts.

Tax-Free ‘Section 1035’ Exchanges

You can generally exchange one annuity contract for another in a ‘tax-free exchange’ under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, and there will be a new surrender charge period for this contract and other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this contract (that person will generally earn a commission if you buy this contract through an exchange or otherwise).

BUYING A CONTRACT	PROSPECTUS	9

THE ACCUMULATION PERIOD

Accumulation

units

The value of accumulation units will vary as the value of investments rises and falls in the variable investment options and also due to expenses and the deduction of certain charges.

HOW WE ALLOCATE YOUR PREMIUM PAYMENTS

After we receive your initial premium payment and issue a contract to you, we will normally credit subsequent net premium payments to your contract on the same day we receive them, provided we receive them prior to the close of a valuation date in good order.

If we receive your payment after the close of a valuation date, that payment will be valued as of the close of the next valuation date. If required in your state or municipality, annuity taxes are deducted from your payment before we credit it to your contract. We call the amount remaining after this deduction the net premium payment.

If you cancel a premium payment or your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen. You may also be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the investment options chosen.

We use net premium payments to purchase accumulation units in the variable investment options you have chosen or in the fixed-rate option, according to your instructions in the application or as later changed. The prices of accumulation units are set daily because they change along with the share values of the underlying Funds. The amount you pay for each unit will be the next price calculated after we receive and accept your payment.

The value of accumulation units will vary as you earn interest in the fixed-rate option or as the value of investments rises and falls in the variable investment options.

You can change your investment option selections or your percentage allocations by notifying us in writing. We will apply your new instructions to subsequent net premium payments after we receive and accept them. Please remember that you cannot invest in more than 20 variable investment options, or 19 variable investment options and the fixed-rate option, at any given time.

AUTOMATED PURCHASE PAYMENTS

You may elect to participate in our automated payment program by authorizing your bank to deduct money from your checking account or savings account to make monthly purchase payments. We will debit your account on the 15th of each month or the next business day if the 15th is not a business day. You tell us the amount of the monthly purchase payment and specify the effective date on our authorization form. You may request to participate, change the amount of your purchase payments, change bank accounts or terminate the program at any time prior to the first of the month for your requested transaction to be processed for that month. For IRAs, the maximum monthly purchase payment is 1/12th of your allowable annual contribution.

10	PROSPECTUS	ACCUMULATION PERIOD

THE SEPARATE ACCOUNT

GIAC has established a Separate Account, known as Separate Account R, to receive and invest your premium payments in the variable investment options. The Separate Account has 46 investment divisions, corresponding to the 46 Funds available to you. The performance of each division is based on the Fund in which it invests.

The Separate Account was established by GIAC on March 12, 2003. It is registered as a unit investment trust under the Investment Company Act of 1940 (the 1940 Act) and meets the definition of a separate account under federal securities laws. State insurance law provides that the assets of the Separate Account equal to its reserves and other liabilities are not chargeable with GIAC’s obligations except those under annuity contracts issued through the Separate Account. Income, gains and losses of the Separate Account are kept separate from other income, gains or losses of the contract owner.

Each investment division is administered and accounted for as part of the general business of GIAC. Under Delaware law, the income and capital gains or capital losses of each investment division, whether realized or unrealized, are credited to or charged against the assets held in that division according to the terms of each contract, without regard to other income, capital gains or capital losses of the other investment divisions or of GIAC. Contract obligations are GIAC’s responsibility. According to Delaware insurance law, the assets of the Separate Account are not chargeable with liabilities arising out of any other business GIAC may conduct. Please see Financial Information: Federal tax matters.

We have the right to make changes to the Separate Account, to the investment divisions within it, and to the Fund shares they hold. We may make these changes for some or all contracts. These changes must be made in a manner that is consistent with laws and regulations. When necessary, we’ll use this right to serve your best interests and to carry out the purposes of the contract. Possible changes to the Separate Account and the investment divisions include:

•	deregistering the Separate Account under the 1940 Act,

•	operating the Separate Account as a management investment company, or in another permissible form,

•	combining two or more Separate Accounts or investment divisions,

•	transferring assets among investment divisions, or into another Separate Account, or into GIAC’s general account,

•	modifying the contracts where necessary to preserve the favorable tax treatment that owners of variable annuities currently receive under the Internal Revenue Code,

•	eliminating the shares of any of the Funds and substituting shares of another appropriate Fund (which may have different fees and expenses or may be available/closed to certain purchasers), and

•	adding to or suspending your ability to make allocations or transfers into any variable investment option or the fixed-rate option.

ACCUMULATION PERIOD	PROSPECTUS	11

Variable

investment options

You may choose to invest in a maximum of 20 of the variable investment options or 19 of the variable investment options and the fixed rate option at any time.

VARIABLE INVESTMENT OPTIONS

You may choose to invest in a maximum of 20 of the variable investment options or 19 of the variable investment options and the fixed rate option at any time. Each Fund is an open-end management investment company, registered with the Securities and Exchange Commission under the 1940 Act. However, if you elect the Guaranteed Lifetime Withdrawal Benefit rider, you must invest all of your premium payments and the contract accumulation value in one of the specified asset allocation models. See Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider.

The Funds have different investment objectives which influence their risk and return. The table below summarizes their main characteristics.

12	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options

Funds	Investment Objectives	Typical Investments
RS Large Cap Alpha VIP Series	Long-term capital appreciation	Normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be large-cap companies, those within the range of the Russell 1000 Index.
RS S&P 500 Index VIP Series	To track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”)	Normally invests at least 95% of its net assets in common stocks of companies in the S&P 500 Index, which emphasizes large U.S. companies
RS High Yield VIP Series	Current income; capital appreciation is a secondary objective.	Corporate bonds and other debt securities rated below investment grade; (“high yield,” lower quality debt securities are commonly referred to as “junk bonds”)
RS Low Duration Bond VIP Series	A high level of current income consistent with preservation of capital.	Investment grade debt obligations, such as corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies
RS Partners VIP Series	Long-term capital appreciation.	Principally, equity securities of companies with market capitalizations of up to 120% of the market capitalization of the largest company included in the Russell 2000® Index that the investment team believes possess improving returns on investment capital.
RS Investment Quality Bond VIP Series	To secure maximum current income without undue risk to principal; capital appreciation is a secondary objective.	Investment grade debt obligations, including corporate bonds, mortgage backed and asset-backed securities, and obligations of the U.S. government and its agencies
RS Money Market VIP Series	Seeks as high a level of current income as is consistent with liquidity and preservation of capital.	U.S. dollar-denominated high-quality, short-term instruments
RS International Growth VIP Series	Long-term capital appreciation.	Common stocks and convertible securities issued by foreign companies; does not usually focus its investments in a particular industry or country
RS Emerging Markets VIP Series	Long-term capital appreciation.	Common stocks and convertible securities of emerging market companies whose economy or markets are considered by the International Finance Corporation and the World Bank to be emerging or developing
RS Small Cap Growth Equity VIP Series	Long-term capital growth	Common stocks of companies with small market capitalization which the investment team defines as those with market capitalizations of $3 billion or below at the time of initial purchase.

ACCUMULATION PERIOD	PROSPECTUS	13

Variable investment options

Funds	Investment Objectives	Typical Investments
RS Global Natural Resources VIP Series	Long-term capital appreciation	At least 80% of its net assets in securities of natural resources companies that the investment team believes possess improving returns on investment capital.
RS Value VIP Series	Long-term capital appreciation	Equity securities of companies with market capitalizations between $1.0 billion and 120% of the market capitalization of the largest company included in the Russell Midcap® Index that the investment team believes possess improving returns on investment capital.
Invesco V.I. Basic Value Fund	Long-term growth of capital	Companies that have the potential for capital growth.
Invesco V.I. Capital Appreciation Fund	Long-term growth of capital	Common stocks
Invesco V.I. Core Equity Fund	Long-term growth of capital	The Fund invests, under normal circumstances, at least 80% of assets (plus borrowings for investment purposes) in equity securities.
Invesco V.I. Government Securities Fund	Total return, comprised of current income and capital appreciation	Debt securities issued, guaranteed or otherwise backed by the U.S. government or its agencies and instrumentalities.
Invesco V.I. Mid Cap Core Equity	Long-term growth of capital	The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies
Invesco Van Kampen V.I. Growth and Income Fund	Long-term growth of capital and income	Income-producing equity securities, including common stocks and convertible securities (although investments are also made in non-convertible preferred stocks and debt securities).
Alger Capital Appreciation Portfolio	Long-term capital appreciation	Under normal market circumstances, the Portfolio invests at least 85% of its net assets plus any borrowing for investment purposes in equity securities of companies of any market capitalization that the adviser believes demonstrates promising growth potential
AllianceBernstein VPS Global Thematic Growth Portfolio	Long-term growth of capital	Securities in a global universe of companies in multiple industries that may benefit from long-term trends. The portfolio’s investments will not be restricted to any particular sector or industry
AllianceBernstein VPS Growth and Income Portfolio	Long-term growth of capital	Equity securities of companies that the Advisor believes are undervalued

14	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options

Funds	Investment Objectives	Typical Investments
AllianceBernstein VPS Large Cap Growth Portfolio	Long-term growth of capital	Equity securities of a limited number of large, carefully selected, high-quality U.S companies that are judged likely to achieve superior earnings growth
AllianceBernstein VPS Real Estate Investment Portfolio	Total return from long-term growth of capital and income	Equity securities of real estate investment trusts or “REITS” and other real estate industry companies. May invest in mortgage-backed securities, short-term investment grade debt securities and other fixed-income securities.
AllianceBernstein VPS Value Portfolio	Long-term growth of capital	Diversified portfolio of equity securities of U.S. companies, generally representing approximately 95-150 companies, with relatively large market capitalizations that the Adviser believes are undervalued.
Davis Financial Portfolio	Long-term growth of capital	Concentrates its investments in the financial sector.
Davis Real Estate Portfolio	Total return through a combination of growth and income	Concentrates its investments in the real estate sector
Davis Value Portfolio	Long-term growth of capital	Invests primarily in equity securities issued by large companies with market capitalizations of at least $10 billion.
Fidelity VIP Balanced Portfolio	Income and capital growth consistent with reasonable risk	Invests approximately 60% of assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities, when its outlook is neutral. Invests at least 25% of total assets in fixed-income senior securities (including debt securities and preferred stock). Invests in domestic and foreign issuers. With respect to equity investments, emphasizes above-average income-producing equity securities, which tends to lead to investments in stocks that have more “value” characteristics than “growth” characteristics. Analyzes an issuer using fundamental factors and evaluating each security’s current price relative to estimated long-term value to select investments. Engages in transactions that have a leveraging effect on the fund. Invests in Fidelity’s central funds.

ACCUMULATION PERIOD	PROSPECTUS	15

Variable investment options

Funds	Investment Objectives	Typical Investments
Fidelity VIP Contrafund® Portfolio	Long-term capital appreciation	Normally invests primarily in common stocks. Invests in securities of companies whose value Fidelity Management & Research Company (FMR) believes is not fully recognized by the public. Invests in domestic and foreign issuers. Allocates the fund’s assets across different market sectors, using different Fidelity managers. Invests in either “growth” stocks or “value” stocks or both.
Fidelity VIP Equity-Income Portfolio	Reasonable income; also considers potential for capital appreciation. Goal is to achieve a yield which exceeds the composite yield on the S&P 500 Index®	Normally invests at least 80% of assets in equity securities. Normally invests primarily in income-producing equity securities, which tends to lead to investments in large cap “value” stocks. Potentially invests in other types of equity securities and debt securities, including lower-quality debt securities. Invests in domestic and foreign issuers.
Fidelity VIP Growth Portfolio	Capital appreciation	Normally invests primarily in common stocks. Invests in companies that Fidelity Management & Research Company (FMR) believes have above-average growth potential (stocks of these companies are often called “growth” stocks). Invests in domestic and foreign issuers.
Fidelity VIP Investment Grade Bond Portfolio	High Level of current income consistent with the preservation of capital	Normally invests at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities. Manages the fund to have similar overall interest rate risk to the Barclays Capital U.S. Aggregate Bond Index. Allocates assets across different market sectors and maturities. Invests in domestic and foreign issuers. Analyzes the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments. Potentially invests in lower-quality debt securities. Engages in transactions that have a leveraging effect on the fund. Invests in Fidelity’s central funds.

16	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options

Funds	Investment Objectives	Typical Investments
Fidelity VIP Mid Cap Portfolio	Long-term growth of capital	Normally invests primarily in common stocks. Normally invests at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the Standard & Poor’s® MidCap 400 Index (S&P® MidCap 400)). Potentially invests in companies with smaller or larger market capitalizations. Invests in domestic and foreign issuers. Invests in either “growth” stocks or “value” stocks or both.
Franklin Rising Dividends Securities Fund	Seeks long-term capital appreciation, with preservation of capital as an important consideration	The fund normally invests at least 80% of its net assets in investments of companies that have paid rising dividends.
Franklin Small Cap Value Securities Fund	Seeks long-term total return	The fund normally invests at least 80% of its net assets in investments of small capitalization companies.
Templeton Growth Securities Fund	Seeks long-term capital growth	The fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets
Gabelli Capital Asset Fund	Growth of capital; current income as secondary objective	U.S. common stock, preferred stock and securities that may be converted at a later time into common stock. Up to 25% of the Fund’s assets may be invested in securities of foreign issuers
MFS Core Equity Series	Seeks capital appreciation	Invests at least 80% of its assets in equity securities. The fund may invest in companies of any size. A team of investment research analysts selects investments for the fund. MFS allocates the fund’s assets to analysts by industries.
MFS Growth Series	Seeks capital appreciation	Invests in stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.
MFS Investors Trust Series	Seeks capital appreciation	Invests primarily in equity securities. Generally focuses on companies with large capitalizations, but may invest in companies of any size.

ACCUMULATION PERIOD	PROSPECTUS	17

Variable investment options

Funds	Investment Objectives	Typical Investments
MFS New Discovery Series	Seeks capital appreciation	Invests in stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Generally focuses on companies with small capitalizations, but may invest in companies of any size
MFS Research Bond Series	Seeks total return with an emphasis on current income, but also considering capital appreciation	Invests at least 80% of its net assets in debt instruments such as U.S. and foreign corporate bonds, U.S. and foreign government securities and mortgage-backed and asset-backed securities. Invests primarily in investment grade debt instruments, but may also invest in lower quality debt instruments. A team of investment research analysts selects investments for the fund. MFS allocates the fund’s assets to analysts by sectors of the debt market.
MFS Strategic Income Series	Seeks total return with an emphasis on high current income, but also considering capital appreciation	Invests primarily in debt instruments such as U.S. and foreign government securities, U.S. and foreign corporate bonds and mortgage-backed and asset-backed securities. May invest up to 100% of its assets in lower quality debt instruments.
MFS Total Return Series	Seeks total return	The fund invests in a combination of equity securities and debt instruments.. The fund normally invests between 40% and 75% of its assets in equity securities and at least 25% of its assets in fixed-income senior securities.
Value Line Centurion Fund	Long-term growth of capital	U.S common stocks with selections based on the Value Line Timeliness™ Ranking System
Value Line Strategic Asset Management Trust	High total investment return consistent with reasonable risk	U.S. common stocks, bonds and money market instruments

Some of these Funds may not be available in your state.

Some Funds have similar investment objectives and policies to other funds managed by the same adviser. The Funds may also have the same or similar names to mutual funds available directly to the public on a retail basis. The Funds are not the same funds as the publicly available funds. As a result, the investment returns of the Funds may be higher or lower than these similar funds managed by the same adviser. There is no assurance, and we make no representation, that the performance of any Fund will be comparable to the performance of any other fund.

Some of these Funds are available under other separate accounts supporting variable annuity contracts and variable life insurance policies of GIAC and other companies. We do not anticipate any inherent conflicts with these arrangements. However, it is possible that conflicts of interest may arise in connection with the use of the same Funds under both variable life insurance policies and variable annuity contracts, or issued by different

18	PROSPECTUS	ACCUMULATION PERIOD

companies. While the Board of Directors of each Fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts of interest arising out of this arrangement, we may also take actions to protect the interests of our contract owners. See the accompanying Fund prospectuses for more information about possible conflicts of interest.

Investment advisers (or their affiliates) pay us compensation every year for administration, distribution or other expenses. Currently, these advisers include RS Investment Management, MFS Investment Management, Invesco Advisors, Inc., Fred Alger Management, Inc., Fidelity Management & Research Company, Gabelli Funds, LLC, Davis Selected Advisers, LP, Alliance Capital Management LP, Value Line, Inc., and Templeton Global Advisers Limited. This compensation ranges from .10% to .40% of the average daily net assets that are invested in the variable investment options available through the Separate Account. We also receive 12b-1 fees from some Funds. Those Funds include funds from Invesco, Alger, AllianceBernstein, Fidelity, Franklin Templeton, MFS, RS Investments, and Value Line. Currently, the amount of 12b-1 fees ranges from .00% to .25%. These payments may be derived, in whole or in part, from the advisory fee or 12b-1 fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory and 12b-1 fees. The amount of these payments may be substantial. We may use these payments for any corporate purpose, including payment of expenses that we and/or our affiliates incur in promoting, marketing, and administering the contracts, and, in our role as an intermediary, for the funds. We may profit from these payments.

The Funds’ investment advisers and their principal business addresses are shown in the table below.

Funds	Investment Advisor and Principal Business Address	Subadvisor Address
RS Large Cap Alpha VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111
RS S&P 500 Index VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111	Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS High Yield VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111	Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS Low Duration Bond VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111	Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS Partners VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111
RS Investment Quality Bond VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111	Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS Money Market VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111	Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS International Growth VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111	Guardian Baillie Gifford Limited (Sub-adviser) Baillie Gifford Overseas Limited (Sub-sub-adviser) Calton Square, 1 Greenside Row Edinburgh, EH1 3AN Scotland

Before investing

Please read the Fund prospectuses carefully. They contain important information on the investment objectives, policies, charges and expenses of the Funds.

ACCUMULATION PERIOD	PROSPECTUS	19

Funds	Investment Advisor and Principal Business Address	Subadvisor Address
RS Emerging Markets VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111	Guardian Baillie Gifford Limited (Sub-adviser) Baillie Gifford Overseas Limited (Sub-sub-adviser) Calton Square, 1 Greenside Row Edinburgh, EH1 3AN Scotland
RS Small Cap Growth Equity VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111
RS Global Natural Resources VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111
RS Value VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111
Invesco V.I. Basic Value Fund	Invesco Advisers, Inc. 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
Invesco V.I. Capital Appreciation Fund	Invesco Advisers, Inc. 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
Invesco V.I. Core Equity Fund	Invesco Advisers, Inc. 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
Invesco V.I. Government Securities Fund	Invesco Advisers, Inc. 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
Invesco V.I. Mid Cap Core Equity	Invesco Advisers, Inc. 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
Invesco Van Kampen V.I. Growth and Income Fund	Invesco Advisers, Inc. 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
Alger Capital Appreciation Portfolio	Fred Alger Management, Inc. 111 Fifth Avenue New York, New York 10003
AllianceBernstein VPS Global Thematic Growth Portfolio	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein VPS Growth and Income Portfolio	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein VPS Large Cap Growth Portfolio	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, New York 10105

20	PROSPECTUS	ACCUMULATION PERIOD

Funds	Investment Advisor and Principal Business Address	Subadvisor Address
AllianceBernstein VPS Real Estate Investment Portfolio	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein VPS Value Portfolio	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, New York 10105
Davis Financial Portfolio	Davis Selected Advisers, LP 2949 East Elvira Road, Suite 101 Tucson, Arizona 85756	Davis Selected Advisers-NY, Inc. 2949 East Elvira Road, Suite 101 Tucson, Arizona 85756
Davis Real Estate Portfolio	Davis Selected Advisers, LP 2949 East Elvira Road, Suite 101 Tucson, Arizona 85756	Davis Selected Advisers-NY, Inc. 2949 East Elvira Road, Suite 101 Tucson, Arizona 85756
Davis Value Portfolio	Davis Selected Advisers, LP 2949 East Elvira Road, Suite 101 Tucson, Arizona 85756	Davis Selected Advisers-NY, Inc. 2949 East Elvira Road, Suite 101 Tucson, Arizona 85756
Fidelity VIP Balanced Portfolio	Fidelity Management & Research Company and its affiliates 82 Devonshire Street Boston, Massachusetts 02109
Fidelity VIP Contrafund® Portfolio	Fidelity Management & Research Company and its affiliates 82 Devonshire Street Boston, Massachusetts 02109
Fidelity VIP Equity-Income Portfolio	Fidelity Management & Research Company and its affiliates 82 Devonshire Street Boston, Massachusetts 02109
Fidelity VIP Growth Portfolio	Fidelity Management & Research Company and its affiliates 82 Devonshire Street Boston, Massachusetts 02109
Fidelity VIP Investment Grade Bond Portfolio	Fidelity Management & Research Company and its affiliates 82 Devonshire Street Boston, Massachusetts 02109
Fidelity VIP Mid Cap Portfolio	Fidelity Management & Research Company and its affiliates 82 Devonshire Street Boston, Massachusetts 02109
Franklin Rising Dividends Securities Fund	Franklin Advisory Services, LLC One Parker Plaza, Ninth Floor Fort Lee, New Jersey 07024
Franklin Small Cap Value Securities Fund	Franklin Advisory Services, LLC One Parker Plaza, Ninth Floor Fort Lee, New Jersey 07024

ACCUMULATION PERIOD	PROSPECTUS	21

Funds	Investment Advisor and Principal Business Address	Subadvisor Address
Templeton Growth Securities Fund	Templeton Global Advisers Limited (Adviser) Lyford Cay Nassau, Bahamas	Templeton Asset Management Limited (Sub-adviser) #7 Temasek Boulevard, #38-03 Suntec Tower One Singapore 038987
Gabelli Capital Asset Fund	Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422
MFS Core Equity Series	Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, Massachusetts 02116
MFS Growth Series	Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, Massachusetts 02116
MFS Investors Trust Series	Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, Massachusetts 02116
MFS New Discovery Series	Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, Massachusetts 02116
MFS Research Bond Series	Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, Massachusetts 02116
MFS Strategic Income Series	Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, Massachusetts 02116
MFS Total Return Series	Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, Massachusetts 02116
Value Line Centurion Fund	EULAV Asset Management, LLC (EULAV) 220 East 42nd Street New York, New York 10017
Value Line Strategic Asset Management Trust	EULAV Asset Management, LLC (EULAV) 220 East 42nd Street New York, New York 10017

22	PROSPECTUS	ACCUMULATION PERIOD

Selection of Funds

The Funds offered through this product were selected by GIAC based on various factors, including but not limited to asset class coverage, the strength of the advisor’s or sub-advisor’s reputation and tenure, brand recognition, investment performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the fund or its advisor or other service providers provide any revenue to us and the amount of any such revenue (discussed above). In addition, we may include certain funds, such as the RS funds, because they are managed or advised by one of our affiliates. We may also consider whether and to what extent the fund’s advisor or an affiliate distribute or provide marketing support for the contracts.

You are responsible for choosing your investment options, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including the fund’s prospectus, statement of additional information, and annual and semi-annual shareholder reports. Other sources such as the fund’s website or newspapers and financial and other magazines may provide more current information, including information about any regulatory actions or investigations relating to the funds. After you select investment options for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your contract resulting from the investment performance of the funds you have chosen.

We do not recommend or endorse any particular fund and we do not provide investment advice.

FIXED-RATE OPTION

The fixed-rate option is not registered under the Securities Act of 1933 or as an investment company under the 1940 Act, and is therefore not subject to the provisions or restrictions of these Acts. However, the following disclosure about the fixed-rate option may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements not in prospectuses.

When you buy a contract, please note:

•	You can choose up to 20 variable investment options or 19 variable investment options and the fixed-rate option at any one time.

•	There are no initial sales charges on the premium payments that you allocate to the variable investment options.

•	All of the dividends and capital gains distributions that are payable to variable investment options are reinvested in shares of the applicable Fund at the current net asset value.

•	When the annuity period of the contract begins, we will apply your accumulation value to a payment option in order to make annuity payments to you.

•

You can arrange to transfer your investments among the options or change your future allocations by notifying us in writing or by telephone. Currently, there is no fee for this, but we reserve the right to charge a fee, to limit the number of transactions or otherwise restrict transaction privileges.

•	You can change beneficiaries as long as the annuitant is living.

ACCUMULATION PERIOD	PROSPECTUS	23

In the fixed-rate option, we guarantee that the net premium payments you invest will earn daily interest at a minimum annual rate of 3%. You can allocate all of your net premium payments to this option, subject to the conditions stated below, or you may choose it as one of your investment selections. The value of your net premiums invested in the fixed-rate option does not vary with the investment experience of any Fund. The money that you put into your fixed-rate option becomes part of GIAC’s general assets.

At certain times we may choose to pay interest at a rate higher than the minimum annual rate of 3%, but we aren’t obliged to do so. Higher interest rates are determined at our discretion, and we can change them prospectively without notice. We don’t use a specific formula to determine interest rates; rather we consider such factors as general economic trends, current rates of return on our general account investments, regulatory and tax requirements, and competitive factors. The rate of interest we pay hasn’t been limited by our Board of Directors.

Here are some of the important conditions that apply when we pay interest on your investments in the fixed-rate option:

•	The initial interest rate that we credit to your premiums or transfers will be whatever rate is in effect on the date the amounts are allocated to the fixed-rate option.

•	This interest rate will continue until the next contract anniversary date (unless you have elected Dollar Cost Averaging from the fixed-rate option over a shorter period of time).
•

At that time, all payments and transfers allocated to the fixed-rate option during the previous year, together with interest earned, will be credited with the rate of interest in effect on the renewal date, known as the renewal rate.

•	The renewal rate will be guaranteed until the next contract anniversary date.

The fixed-rate option may not be available in your state. We reserve the right to discontinue this option at any time. We also reserve the right to suspend, discontinue or otherwise restrict the availability of the fixed-rate option for additional payments and/or transfers under existing contracts.

Personal security

When you call us, we will require identification of your contract as well as your personal security code. We may accept transfer instructions or changes to future allocation instructions from anyone who can provide us with this information. Neither GIAC, Guardian Investor Services LLC, nor the Funds will be liable for any loss, damage, cost or expense resulting from a telephonic or electronic request we reasonably believe to be genuine. As a result, you assume the risk of unauthorized or fraudulent telephonic or electronic transactions. We may record telephone conversations without disclosure to the caller. See Telephonic and Electronic Services.

Transfers

You generally can transfer money among variable investment options both before and after the date annuity payments begin.

TRANSFERS

You can transfer money among variable investment options or change your future percentage allocations to options both before and, if you have selected a variable annuity payout option, after the date annuity payments begin. You can also transfer to and from the fixed-rate option, but only before the date annuity payments begin. Transfers are subject to certain conditions, which are described below.

24	PROSPECTUS	ACCUMULATION PERIOD

If you are considering a transfer or change in your allocations, be sure to look into each option carefully and make sure your decisions will help you to achieve your long-term investment goals.

During the accumulation period and up to 30 days before the date annuity payments are scheduled to begin, you can transfer all or part of your accumulation value among the contract options. These transfers are subject to the following rules:

•

We permit transfers from the fixed-rate option to any variable investment option only once each contract year, during the 30 days beginning on the contract anniversary date. There is an exception for the dollar cost averaging feature; amounts that have been in the fixed-rate option longest will be transferred out first. The maximum yearly transfer from the fixed-rate option is the greater of the following:

–	33 1/3% of the amount in the fixed-rate option on the applicable contract anniversary date; or

–	$10,000; or

–	(a) multiplied by (b), where:

•	(a) is the total dollar amount transferred from the fixed-rate option in the previous contract year, and

•	(b) is 1.15.

•	Each transfer involving the variable investment options will be based on the accumulation unit value that is next calculated after we have received proper transfer instructions from you.

•

If you have selected any GMWB rider, your transfers are limited to moving 100% of the contract accumulation value from one allocation model to another allocation model. See Guaranteed Minimum Withdrawal Benefit (GMWB) Riders.

We will implement a transfer or changes to your allocations upon receiving your written, telephone or electronic instructions in good order. If we receive your transfer request on a business day before the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time, you will receive that day’s unit values.

After the date annuity payments begin, if you have a variable annuity option you can transfer all or part of the value of your annuity among the variable investment options only once each month. No fixed-rate option transfers are permitted.

FREQUENT TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

Frequent or unusually large transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt

ACCUMULATION PERIOD	PROSPECTUS	25

to buy shares of an underlying fund at a price that does not reflect the current market value of the portfolio securities of the underlying fund, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying funds, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund.

GIAC endeavors to protect long-term contractowners by maintaining policies and procedures to discourage frequent transfers among investment options under the contracts, and has no arrangements in place to permit any contractowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this contract.

If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit your right to make transfers or allocation changes. We monitor for frequent transfer activity among the variable investment options based upon established parameters that are applied consistently to all contractowners. Such parameters may include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other contractowners and persons with material rights under a contract. This may include applying the restrictions to any contracts that we believe are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any contractowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:

•	limiting the frequency of transfers to not more than once every 30 days;

•	imposing a fee of $25 per transfer, if you make more than twelve transfers within a contract year;

•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

26	PROSPECTUS	ACCUMULATION PERIOD

•	refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•	refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect;

•	impose a holding period between transfers; or

•	implementing and imposing on you any redemption fee imposed by an underlying fund.

We currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. Redemption fees, transfer limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity. In the future, some underlying funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds.

Please note that the limits and restrictions described here are subject to GIAC’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by contractowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on contractowners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any contractowners’ transfer request if our order to purchase shares of the fund is not accepted by, or is reversed by, an applicable fund.

The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying funds should describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying funds and the policies and procedures we have adopted to discourage frequent transfers. For instance, an underlying fund may impose a redemption fee. Contractowners should be aware that we may not have the contractual obligation or the operational capacity to monitor contractowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. For example, underlying funds may implement

You should be aware that, upon request by a fund or its agent, we are required to provide them with information about you and your trading activities in and out of the fund(s). In addition, a fund may require us to restrict or prohibit your purchases and exchanges of fund shares if the fund identifies you as having violated the frequent trading policies of that fund.

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Surrenders and

partial withdrawals

Surrenders and partial withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding.

policies and procedures for monitoring frequent trading activity that are unique to a particular fund. Because of the number of underlying funds that we offer under our variable annuity contracts, it may not be possible for us to implement these disparate policies and procedures. Accordingly, you should assume that the sole protection you may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the contract level to discourage frequent transfers.

You should note that other insurance companies and retirement plans also invest in the underlying funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the underlying funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance and/or annuity contracts. The omnibus nature of these orders may limit the underlying funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the underlying funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the fund. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from contractowners engaged in frequent transfer activity, the underlying fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request if any part of it is not accepted by or is reversed by an underlying fund.

SURRENDERS AND PARTIAL WITHDRAWALS

During the accumulation period and while the annuitant and all contract owners are living, you can redeem your contract in whole. This is known as surrendering the contract. If you redeem part of the contract, it’s called a partial withdrawal. During the annuity period, unless you selected annuity payout Option V-4, F-4 or F-5, we will not accept requests for surrenders or partial withdrawals after the date annuity payments begin. See Variable Annuity Payout Options.

Your request for surrenders and partial withdrawals must be received in good order. If you wish to surrender your contract, you must send us the contract or we will not process the request. If you have lost the contract, we will require an acceptable affidavit of loss.

To process a partial withdrawal, we will redeem enough accumulation units to equal the dollar value of your request. When you surrender your contract, we redeem all the units. For both transactions we use the unit

28	PROSPECTUS	ACCUMULATION PERIOD

value next calculated after we receive a proper request from you. We will deduct any applicable contract charges, deferred sales charges and annuity taxes from the proceeds of a surrender. In the case of a partial withdrawal, we will cash additional units to cover these charges. See Contract Costs and Expenses: Contingent Deferred Sales Charge. To effect your request, we will cash variable accumulation units from the variable investment divisions on a pro rata basis, unless you instruct us differently. The portion of a partial withdrawal and any applicable deferred sales charges that exceed the value of the variable investment options will be deducted from the fixed-rate option.

Surrenders and partial withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding. If your contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, withdrawal or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

You are allowed to make an annual withdrawal from the contract, without paying a deferred sales charge, of an amount equal to the sum of the following:

•	the earnings in your contract over the unliquidated premiums that have been in the contract for less than seven contract years on the date of withdrawal; plus

•

10% of premium payments that have been in the contract for less than seven contract years minus the aggregate amount of all prior free partial withdrawals of such premium payments made during the current contract year.

This privilege is referred to as the 10% free withdrawal provision. Premiums that are older than seven contract years can be withdrawn without a deferred sales charge.

For the purpose of calculating the deferred sales charge on the unliquidated premiums that have been in the contract for less than seven years:

–	all amounts withdrawn are deemed to be taken out on a first-in-first-out basis, that is, all amounts taken out are deemed to have come first from the oldest premium of the unliquidated premiums that have been in the contract for less than seven years;

–	any free withdrawal amounts taken under the 10% free withdrawal provision will not be considered to be a reduction of the unliquidated premiums that have been in the contract for less than seven years; and

–	partial withdrawals without a deferred sales charge using the excess of the contract value over the unliquidated premiums that have been

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Special restrictions

There are special restrictions on withdrawals from contracts issued in connection with Section 403(b) and other qualified plans. Please see Financial information: Federal tax matters for details about how withdrawals can be made from these contracts.

in the contract for less than seven years on the date of withdrawal are not considered to be withdrawals of premium payments for purposes of calculating the amount of unliquidated premiums that have been in the contract for less than seven years.

All withdrawal amounts that are not greater than the excess of the accumulation value over the unliquidated premiums that have been in the contract for less than seven years on the date of withdrawal will not be considered to have been a withdrawal under the 10% free withdrawal provision.

The 10% free withdrawal provision is not cumulative and is only available on a contract year basis. Any free withdrawal amounts under the 10% free withdrawal provision not taken during any given contract year cannot be taken as free amounts in a subsequent contract year.

In the case of a surrender of the contract: (i) the amount that may be withdrawn from the contract without incurring a deferred sales charge is equal to the excess of the accumulation value on the date of surrender over the unliquidated premiums that have been in the contract for less than seven contract years; and (ii) the 10% free withdrawal provision is not applicable.

You may request a schedule of systematic partial withdrawals. Under such a program, you may elect to receive withdrawal proceeds on a monthly, quarterly, semi-annual or annual basis. Redemptions from the contract will be effective on the 21st of the month or the next following business day preceding the payment date. Withdrawals under this program are not the same as annuity payments you would receive from a payout option. Your contract value will be reduced by the amount of any withdrawals, applicable contract charges, deferred sales charges and annuity taxes. Such systematic withdrawals may be used to satisfy special tax rules related to substantially equal periodic payments or other needs you may have. We are not responsible for the accuracy of the calculations for distributed amounts or compliance with tax provisions. Please see Financial Information: Federal tax matters.

In spousal continuation situations, we withdraw all premium payments made prior to spousal continuation, which are not subject to a deferred sales charge, before we withdraw any premium payments made after spousal continuation.

We will cash accumulation units in the following order:

•	all variable accumulation units attributable to the investment divisions; this will be done on a pro-rata basis unless you instruct us differently, then

•	all fixed accumulation units attributable to the fixed-rate option.

We will send you your payment within seven days of receiving a request from you in good order. Please see the margin note Payments later in this section.

If you have a question about surrenders or withdrawals, please call us toll free at 1-800-221-3253.

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Involuntary Surrenders When Contract Value is Less than $2,000

If you have less than $2,000 left in your contract after a partial withdrawal, we have the right to cancel the contract and pay you the balance of the proceeds. This is called an involuntary surrender, and it may be subject to any applicable contract charges, deferred sales charges and annuity taxes. Please see Financial information: Federal tax matters.

MANAGING YOUR ANNUITY

You may wish to take advantage of one of the programs we offer to help you build a stronger annuity. These include dollar cost averaging and portfolio rebalancing.

There is no fee for dollar cost averaging or portfolio rebalancing. We also have the right to modify or discontinue either program. We’ll give you written notice if we do so. Transfers under either program do not count against any free transfers permitted under the contract. You may terminate either program at any time. However, money in the fixed-rate option will be subject to transfer restrictions which apply to the fixed-rate option. See Transfers for limitations on such transfers.

Dollar Cost Averaging Programs

You can transfer specific amounts of money from one investment option to another on a monthly basis, as opposed to investing the total amount at one time. This approach may help lower your average dollar cost of investing over time. However, there is no guarantee that dollar cost averaging will result in profits or prevent losses.

If you wish to take advantage of this program, you must designate a dollar amount to be transferred automatically out of either the RS Money Market VIP Series investment division or the fixed-rate option, but not from both. The money can go into one or more of the other variable investment options or the fixed-rate option. The rule still applies that you can invest in a maximum of only 20 options at one time (this includes the required RS Money Market VIP Series or fixed-rate option).

You can begin dollar cost averaging when you buy your contract or at any time afterwards, until annuity payments begin, by completing the dollar cost averaging election form and returning it to us. We must receive it in good order at least three business days before the monthly anniversary date of when you wish the transfers to begin.

Assigning contract interests

If the contract is part of a corporate retirement plan or an individual plan under sections 401(a), 403(b) or 408 of the Internal Revenue Code, the contract owner’s interest in the contract cannot be assigned. Assigned contract interests may be treated as a taxable distribution to the contract owner. See Federal tax matters for more information.

Programs to build

your annuity

You may wish to take advantage of one of the programs we offer to help you build a stronger annuity. These include dollar cost averaging and portfolio rebalancing.

Reports

At least twice each year, we send a report to each contract owner that contains financial information about the underlying Funds, according to applicable laws, rules and regulations. In addition, at least once each year, we send a statement to each contract owner that reports the number of accumulation units and their value under the contract.

If several members of the same household each own a contract, we may send only one such report or prospectus to that address, unless you instruct us otherwise.

You may receive additional copies by calling or writing our Customer Service Office.

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You may select dollar cost averaging from the RS Money Market VIP Series investment division for periods of 12, 24 or 36 months. Dollar cost averaging from the fixed-rate option may be selected for a period of 36 months. Your total accumulation value at the time must be at least $10,000 for transfers over a 12-month period, and $20,000 for transfers over a 24 to 36 month period. Transfers will be made in the amounts you designate and must be at least $100 per receiving investment option.

Additionally, we offer programs that provided special rates of interest if you elect dollar cost averaging for specific periods for the amount contributed to the fixed-rate option at the time your contract is issued. However, because your balance will be decreasing as money is transferred out of the fixed-rate option, the actual interest rate paid through these programs will be less than the stated rate of interest. The first transfer occurs on the issue date of the contract. The remaining transfers occur on each monthly contract anniversary until the program’s conclusion. The last transfer consists only of the accumulated interest. If you terminate a special interest rate program, the money remaining in the fixed-rate option will revert to earning the standard interest rate.

Portfolio Rebalancing

Over time, you may find that the investment performance of certain Funds results in a shift in your holdings beyond the percentage you originally allocated. If this occurs, you may wish to use our portfolio rebalancing program to maintain a desired asset allocation mix. If you choose, we will automatically transfer amounts among your variable investment options to return them to the designated percentages. We will process these transfers quarterly. To participate in this program you must have an accumulation value of at least $10,000.

Automated Transfer and Automated Alert Programs

Our Automated Transfer (AT) Program offers you the ability to set up a future automatic transfer between two variable investment options offered through your contract when the accumulation unit value for a selected variable investment option either changes by a specified percentage or reaches a specific dollar amount. When you establish the AT order, you can select this percentage or dollar amount as well as the actual amount that will be transferred.

An AT buy order allows you to establish an order to transfer money from the RS Money Market VIP Series to any of the available variable investment options based on the percentage or dollar amount criteria you specify. An AT sell order allows you to establish an order to transfer money from any one of the available variable investment options to the RS Money Market VIP Series based on the percentage or dollar amount criteria that you specify.

If an AT order is submitted in good order to GIAC’s Customer Service Office on a business day prior to 4:00 p.m. Eastern time, the order will be established on the date it is submitted. If an AT order is submitted in good order on a business day after 4:00 p.m. Eastern time or if it is

32	PROSPECTUS	ACCUMULATION PERIOD

submitted on non-business days, the order will be established on the next business day.

Once an AT order is established, and if the criteria you specify are met, a transfer will be automatically scheduled to be processed on the next business day. The AT will be processed on the next business day using that next business day’s accumulation unit value. The accumulation unit value of the specified variable investment option on the day the AT order criteria are met could fluctuate significantly from the accumulation unit value of that variable investment option on the next business day. You will have an opportunity to cancel the AT, either electronically via our website or by telephone, up until 4:00 p.m. Eastern time on the day the AT is scheduled to be processed. Your cancellation must be received by GIAC’s Customer Service Office in good order before 4:00 p.m. Eastern time on the day the AT is scheduled to be processed in order for the cancellation to be effective. As a courtesy to you, we will send an e-mail to the e-mail address(es) you specify informing you that the AT criteria has been met and an AT has been scheduled to be processed on the next business day. We cannot guarantee that you will receive this e-mail prior to the time that your AT will be processed. In the event you do not receive this e-mail or we do not receive your cancellation instructions in accordance with the requirements detailed above, GIAC will not be responsible for acting upon an AT order established by you, if that AT was processed in accordance with your previously received specifications.

After you establish an AT order, that AT order will remain active for the duration that you specify when you establish the order and will expire on the earliest to occur of the following: the date the AT is processed according to your specified criteria, or the order expiration date, or the date you cancel the order (if that date is prior to the order expiration date you previously specified). In addition, an active AT order and/or an AT that is scheduled to be processed will be cancelled automatically if any one of the following events occur: the contract is surrendered or you begin receiving annuity payments; a death claim is pending or paid; the owner is changed on the contract; any of the optional benefit riders you may have selected are terminated; your transfer rights have been restricted under the contract; assets in the variable investment options you specified are not available to process the transfer; or, at the time we attempt to process the AT, you are already invested in the maximum number of investment options.

The following requirements also apply to the AT program for each contract owned by you:

•	The contract accumulation value must be at least $10,000 in order to establish an AT order.

•	AT orders cannot be established if you are utilizing the dollar cost averaging and portfolio rebalancing programs.

•	AT orders cannot be established if you have an active living benefit rider on your contract.

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Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a contractowner’s account. If these laws apply in a particular situation, we would not be allowed to process any request for a surrender, partial withdrawal, or transfer, or pay death benefits or make annuity payments. If a contract is frozen, the accumulation value would be moved to a special segregated account and held there until we receive instructions from the appropriate federal regulator. These laws may also require us to provide information about you and your contract to government agencies and departments.

•	AT orders cannot be established if you are receiving systematic partial withdrawals under your contract.

•	Only one AT buy order may be active at any one time.

•	Multiple AT sell orders are permitted at any time, but each AT sell order must be from a different variable investment option.

•

If multiple AT sell and/or buy orders meet their respective specified criteria on the same day, all such AT orders will be processed on the next business day, unless we receive the appropriate cancellation instructions from you.

Our Automated Alert program offers you the ability to request an e-mail from us notifying you that 1) a selected variable investment option either changes by a specified percentage or reaches a specific dollar amount, or; 2) your contract accumulation value reaches a certain amount or changes by a certain percentage. The Automated Alert is for your information only. No transaction will occur automatically as a result of either requesting an Automated Alert or receiving an e-mail from us informing you that your specified criteria has been met.

When an Automated Alert meets the criteria you specified, we will send you an e-mail notification to the e-mail address(es) that you provided to us at the time you requested the Automated Alert. It is your responsibility to ensure that the e-mail addresses that you provided to us are correct and are able to accept delivery of this e-mail notification. Nevertheless, we cannot guarantee that you will receive your Automated Alert e-mail. In the event you do not receive this e-mail, GIAC will not be responsible for any consequences arising out of any Automated Alert e-mails you do not receive.

GIAC reserves the right to discontinue or restrict the use of AT and Automated Alert privileges at any time, at its discretion. GIAC does not currently charge a fee for the AT and Automated Alert programs. However, we reserve the right to limit the frequency of ATs and Automated Alerts or to impose a charge for ATs and Automated Alerts. Other rights reserved by GIAC with respect to transfers are described in this prospectus, including the right to refuse transfers under certain conditions. See The accumulation period: Transfers.

Payments

For all transactions, we can delay payment if the contract is being contested. We can also delay payment until a premium payment check has cleared the payee’s bank. We may postpone any calculation or payment from the variable investment options if:

•	the New York Stock Exchange is closed for trading or trading has been suspended, or

•	the Securities and Exchange Commission restricts trading or determines that a state of emergency exists which may make payment or transfer impracticable.

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THE ANNUITY PERIOD

WHEN ANNUITY PAYMENTS BEGIN

You choose the month and year in which we will begin paying annuity benefits. The first payment is made on the first day of the month. The date you choose can’t be later than the annuitant’s 90th birthday. Please note that this date may be determined by the retirement plan under which your annuity contract was issued.

HOW YOUR ANNUITY PAYMENTS ARE CALCULATED

You can choose an annuitization option and select either variable or fixed payments or a combination of variable and fixed payments, if available, under that specific option. We use the following information to determine the annuity purchase rate when applying your accumulation value to an annuity payout option:

•	the table in your contract reflecting the gender and nearest age of the annuitant,

•	the annuity payout option you choose, and

•	if you choose a variable payout option, the assumed investment return you choose, and the investment returns of the variable investment options you choose.

Certain guaranteed annuity purchase rates appear in a table in your contract. Currently, we are using annuity purchase rates that are more favorable to you than those in your contract. We may change these rates from time to time but the rate will never be less favorable to you than those guaranteed in your contract. The appropriate annuity purchase rate is then used to calculate the number of annuity units attributable to your selected investment options. You will be credited with these annuity units based on the amount applied to the payout option (your accumulation value less any applicable annuity taxes) on the processing date for your first annuity payment. The number of annuity units credited to you is fixed for the duration of the annuity period unless you reallocate among the investment options, take a partial withdrawal from Option V-4, F-4 or F-5, or switch from Option V-4 to Option V-1 or Option F-4 to Option F-1. Each of your variable annuity payments is determined by multiplying the number of annuity units for each investment option by the annuity unit value for the appropriate investment option on the payment processing date. Your annuity payment will be the sum of these amounts.

The number and amount of your annuity payments won’t be affected by the longevity of annuitants as a group. Nor will they be affected by an increase in our expenses over the amount we have charged in your contract.

We will make annuity payments once a month, or another periodic schedule acceptable to us, except as follows:

•	Proceeds of less than $2,000 will be paid to you in a single payment and the contract will be cancelled.

•	We may change the schedule of payments to avoid payments of less than $20.

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If you choose a variable annuity payment, or a combination of variable and fixed payments, you may choose an assumed investment return on the variable annuity payments of 0%, 3 1/2% or 5%, if allowed by applicable law or regulation, before we start making payments to you. (In New York and Florida, a 5% assumed investment return is not allowed.) If no choice is made, an effective annual interest rate of 3 1/2% will be used as the assumed investment return.

The assumed investment return is a critical assumption for calculating variable annuity payments. The greater the assumed investment return selected, the greater your initial annuity payment will be. A higher assumed investment return may result in a smaller potential growth in annuity payments. Conversely, a lower assumed investment return results in a lower initial annuity payment, but future annuity payments have the potential to be greater. The first variable payment will be based on the assumed investment return. Subsequent variable payments will fluctuate based on the performance of the variable investment options you have chosen as compared to the assumed investment return. For each such subsequent variable payment:

•	If the actual net annual return on investment equals the assumed investment return, the amount of your variable annuity payments will not change.

•	If the actual net annual return on investment is greater than the assumed investment return, the amount of your variable annuity payments will increase.

•	If the actual net annual return on investment is less than the assumed investment return, the amount of your variable annuity payments will decrease.

The interest rate used to compute the present value of any remaining unpaid payments will be the assumed investment return.

ANNUITY PAYOUT OPTIONS

The payout options currently offered are discussed below. You can choose to have annuity payments made under any one or a combination of the variable or fixed-rate annuity payout options that are available. You can make your choice at any time before your annuity payments begin. At any time, we may discontinue any of these options or make additional options available.

On the annuity commencement date, you may elect to restrict certain rights any beneficiary may have under the contract in the event that the contractowner and/or annuitant dies while there are guaranteed annuity payments still outstanding. If you choose this election, the beneficiary may not:

•	elect to be paid the present value of any remaining payments in a lump sum;

•	withdraw a portion of the present value of any remaining annuity payments;

•	name or change any contingent or concurrent beneficiaries; or

•	change the annuity payout option in effect at the time of the death of the contractowner and/or annuitant.

36	PROSPECTUS	ANNUITY PERIOD

We must receive written notice in good order prior to the annuity commencement date that you elect to apply the above restrictions. Once elected, only the contractowner on record as of the annuity commencement date can revoke this election, and once it is revoked, it cannot be reinstated.

VARIABLE ANNUITY PAYOUT OPTIONS

All variable annuity payout options are designated with the letter “V.” After the first payment, the amount of variable annuity payments will increase or decrease to reflect the value of your variable annuity units. The value of the units will reflect the performance of the variable investment options chosen. This is why the amount of each payment will vary.

There are a variety of payout options for you to choose from that we’ve described below. If you do not make a choice, we will automatically select Option V-2 with a 120-month guarantee period. You may change options if you wish, provided you do so before we begin processing your first annuity payment.

OPTION V-1 – Life Annuity without Guaranteed Period

We make payments during the annuitant’s lifetime, ending with the payment preceding the annuitant’s death. This option allows for the maximum variable payment because there is neither a guaranteed minimum number of payments nor a provision for a death benefit for beneficiaries. It is possible that we may only make one payment under this option, if the annuitant dies before the date of the second payment.

OPTION V-2 – Life Annuity with Guaranteed Period

We make payments during the annuitant’s lifetime, but if the annuitant dies before the end of the guaranteed period selected by you, the remaining payments will be made to the beneficiary. Available guaranteed periods are for 60, 120, 180 or 240 months. Upon the annuitant’s death, the beneficiary can choose to take all or part of the remaining payments in a lump sum at the present value of the current dollar amount of the remaining payments. If the beneficiary dies while receiving the payments, the present value of the remaining number of variable annuity payments will be paid in one lump sum to the beneficiary’s estate.

OPTION V-3 – Joint and Survivor Annuity

We make payments during the joint lifetimes of the annuitant and a designated second person, the joint annuitant. If one dies, payments will continue during the survivor’s lifetime. After the death of the annuitant or joint annuitant, payments will continue during the survivor’s lifetime based on a percentage of the amount that would have been payable if both annuitants were living, as chosen at the time of election of this option. It is possible that only one annuity payment will be made if both the annuitant and joint annuitant die before the date of the second payment.

OPTION V-4 – Variable Annuity Payments to Age 100

We make payments for a whole number of years. The number of years will equal 100 minus the annuitant’s age when annuity payments begin.

Variable annuity

payout options

•	OPTION V-1 Life Annuity without Guaranteed Period

•	OPTION V-2 Life Annuity with Guaranteed Period

•	OPTION V-3 Joint and Survivor Annuity

•	OPTION V-4 Variable Annuity Payments To Age 100

ANNUITY PERIOD	PROSPECTUS	37

If the annuitant dies before age 100, we will pay the balance of the payments to the beneficiary for the remainder of that period, unless the beneficiary elects to be paid the present value of the remaining annuity payments in a lump sum. If the beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate. Under this option, the payee has the right to change to Option V-1, the Life Annuity without Guaranteed Period. (In Oregon, this option is not available.)

Under Option V-4, the payee has the right to withdraw all or a portion of the present value of the remaining payments. If you request a partial withdrawal, we will liquidate annuity units in the amount necessary to meet the amount of your request. As a result, you will have fewer remaining annuity units which will lower the amount of money you receive in future income payments and the value of your remaining future payments will decrease. The following conditions apply to partial withdrawals.

•	The payee may not withdraw less than $500.

•

One partial withdrawal is permitted each quarter without charge (other than any applicable deferred sales charge) and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

•

After giving effect to the withdrawal, the present value of the remaining payments must be at least $2,000, and the remaining monthly payment must be at least $20 (or $60 quarterly, $120 semi-annually, or $240 annually).

If your partial withdrawal request does not meet the third condition, we will promptly attempt to contact you for additional instructions. If we don’t receive revised instructions that comply with the third condition within five business days of the original request, we will pay you the present value of the remaining payments and cancel your contract. This surrender is subject to any applicable contract charges and deferred sales charges, and may have tax consequences.

If you make a surrender or partial withdrawal during the annuity period under Option V-4 and if we waived the deferred sales charge when the contract proceeds were applied to the Option V-4, the amount withdrawn will be reduced by a portion of the charge that was waived. The reduction in the amount withdrawn will be the amount obtained by multiplying (a) by the result of (b) divided by (c) multiplied by (d) where:

a)	is the deferred sales charge that was applicable at the time the contract proceeds were applied to this payout option:

b)	is the number of whole months of any remaining unpaid payments until the date when the deferred sales charge would have been zero;

c)	is the number of whole months remaining when the contract proceeds were applied to the payout option until the date when the deferred sales charge would have been zero; and

d)	is the amount of the present value of payments withdrawn divided by the total present value of the variable payments.

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The reduction in the amount withdrawn, as shown by a formula, is as follows:

(a) ×	(	b	)	× (d)
c

The interest rate used to compute the present value of any remaining unpaid payments will be the assumed investment return.

Please note that Option V-4 may have special tax consequences, including the following:

•	Option V-4 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option V-4 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

•

In a recent ruling, the Internal Revenue Service (IRS) concluded that a partial withdrawal on or after the annuity commencement date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity commencement date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis as set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax advisor regarding the tax consequences to you of a partial withdrawal under Option V-4. Other rules may apply to partial withdrawals from qualified contracts that elect Option V-4.

Contact your tax advisor for more information.

Fixed-Rate Annuity Payout Options

All Fixed Annuity Payout Options are designated by the letter “F.”

OPTION F-1 – Life Annuity without Guaranteed Period

We make fixed payments during the annuitant’s lifetime, ending with the payment preceding the annuitant’s death. This option offers the maximum fixed payment because there is neither a guaranteed minimum number of fixed payments nor a provision for a death benefit for beneficiaries. It is possible we may only make one payment under this option, if the annuitant dies before the date of the second payment.

OPTION F-2 – Life Annuity with Guaranteed Period

We make fixed payments during the annuitant’s lifetime, but if the annuitant dies before the end of the guaranteed period selected by you, the remaining payments will be made to the beneficiary. Available guaranteed periods are for 60, 120, 180 or 240 months. Upon the annuitant’s death, the beneficiary can choose to take all or part of the

Fixed-rate annuity

payout options

•	OPTION F-1 Life Annuity without Guaranteed Period

•	OPTION F-2 Life Annuity with Guaranteed Period

•	OPTION F-3 Joint and Survivor Annuity

•	OPTION F-4 Fixed Annuity Payments to Age 100

•	OPTION F-5 Payments for a Period Certain

•	OPTION F-6 10-Year Guaranteed Period

ANNUITY PERIOD	PROSPECTUS	39

remaining payments in a lump sum at the present value of the remaining payments. If the beneficiary dies while receiving the payments, the present value of the remaining number of annuity payments will be paid to the beneficiary’s estate.

OPTION F-3 – Joint and Survivor Annuity

We make fixed payments during the joint lifetimes of the annuitant and a designated second person, the joint annuitant. If one dies, payments will continue during the survivor’s lifetime. After the death of the annuitant or joint annuitant, payments will continue during the survivor’s lifetime based on a percentage of the amount that would have been payable if both annuitants were living, as chosen at the time of election of this option. Under this version, it is possible that only one annuity payment will be made if both the annuitant and joint annuitant die before the date of the second payment.

OPTION F-4 – Fixed Annuity Payments to Age 100

We make payments for a whole number of years. The number of years will equal 100 minus the annuitant’s age when annuity payments begin. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year. Annuity payment amounts will increase if the rate we credit is greater than the guaranteed interest rate of 3%. (In Oregon, this option is not available.)

If the annuitant dies before age 100, we will pay the balance of the payments to the beneficiary for the remainder of that period, unless the beneficiary elects to be paid the present value of the remaining annuity payments in a lump sum. If the beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate. Under this option, the payee has the right to change to Option F-1, the Life Annuity without Guaranteed Period.

Please note that Option F-4 may have special tax consequences, including the following:

•	Option F-4 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-4 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

Contact your tax advisor for more information.

OPTION F-5 – Payments for a Period Certain

We make monthly payments for a whole number of years for 15 to 30 years, depending on the whole number of years you select. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year.

40	PROSPECTUS	ANNUITY PERIOD

Annuity payment amounts will increase if the rate we credit is greater than the guaranteed interest rate of 3%.

If the annuitant dies during the payment period, we will pay the balance of the payments to the beneficiary for the remainder of that period, unless the beneficiary elects to be paid the present value of the remaining annuity payments in a lump sum. If the beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate.

Please note that Option F-5 may have special tax consequences, including the following:

•	Option F-5 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-5 may not satisfy the periodic payment exception to 10% penalty tax for distributions made before age 59 1/2.

Contact your tax advisor for more information.

Withdrawals under Options F-4 and F-5

Under Option F-4 or F-5, the payee has the right to withdraw all or a portion of the present value of the remaining payments. This will result in a reduction in future payments. The following conditions apply to partial withdrawals.

•	The payee may not withdraw less than $500.

•

One partial withdrawal is permitted each quarter without charge (other than any applicable deferred sales charge) and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

•

After giving effect to the withdrawal, the present value of the remaining payments must be at least $2,000, and the remaining monthly payment must be at least $20 (or $60 quarterly, $120 semi-annually, or $240 annually).

If your partial withdrawal request does not meet the third condition, we will promptly attempt to contact you for additional instructions. If we don’t receive revised instructions that comply with the third condition within five business days of the original request, we will pay you the present value of the remaining payments and cancel your contract. This surrender is subject to any applicable contract charges and deferred sales charges, and may have tax consequences.

In a recent ruling, the Internal Revenue Service (IRS) concluded that a partial withdrawal on or after the annuity commencement date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity commencement date from a non-qualified contract was

ANNUITY PERIOD	PROSPECTUS	41

to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis as set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax advisor regarding the tax consequences to you of a partial withdrawal under Option F-4 or F-5. Other rules may apply to partial withdrawals from qualified contracts that elect Option F-4 or F-5.

If you make a surrender or partial withdrawal during the annuity period under Option F-4 or F-5, and, if we waived the deferred sales charge when the contract proceeds were applied to the Option F-4 or F-5, the amount withdrawn will be reduced by a portion of the charge that was waived. The reduction in the amount withdrawn will be the amount obtained by multiplying (a) by the result of (b) divided by (c) multiplied by (d) where:

a)	is the deferred sales charge that was applicable at the time the contract proceeds were applied to this payout option:

b)	is the number of whole months of any remaining unpaid payments until the date when the deferred sales charge would have been zero;

c)	is the number of whole months remaining when the contract proceeds were applied to the payout option until the date when the deferred sales charge would have been zero; and

d)	is the amount of the present value of payments withdrawn divided by the total present value of the variable payments.

The reduction in the amount withdrawn, as shown by a formula, is as follows:

(a) ×	(	b	)	× (d)
c

The interest rate we use to compute the present value of any remaining unpaid payments will be the guaranteed interest rate of 3%.

OPTION F-6 – 10-Year Guaranteed Period

We make fixed monthly payments to you for a period of ten years. If the annuitant dies during the ten year payment period, the remaining payments will be made to the beneficiary or the beneficiary can choose to take the remaining payments in a lump sum at the present value of the remaining payments. If the beneficiary dies while receiving the payments, the balance will be paid in one sum at the present value of the remaining payments to the beneficiary’s estate.

Please note that Option F-6 may have special tax consequences, including the following:

•	Option F-6 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-6 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

Contact your tax advisor for more information.

42	PROSPECTUS	ANNUITY PERIOD

OTHER CONTRACT FEATURES

DEATH BENEFITS

If the annuitant you have named dies before the date annuity payments begin, we pay a death benefit unless you have named a contingent annuitant. In that situation, the death benefit is payable prior to the date annuity payments are scheduled to begin upon the death of the later to survive of the annuitant and contingent annuitant. In addition, you have the option of buying an enhanced death benefit rider and/or an earnings benefit rider which may provide higher death benefits upon the death of the annuitant.

If the annuitant was age 79 or younger on the contract’s issue date, the benefit is the greater of:

•	the accumulation value of the contract at the end of the valuation period during which we receive proof of death and all required documents in good order, minus any annuity taxes; or

•	the total of all premiums paid, minus an adjusted amount for each partial withdrawal.

The adjusted amount for each partial withdrawal is determined by:

(a)	dividing the amount of each partial withdrawal, including any applicable deferred sales charges and annuity taxes, by the accumulation value of the contract immediately before that withdrawal; and

(b)	multiplying the result of (a) by the death benefit immediately prior to the withdrawal.

This means that the dollar amount of the reduction in the death benefit can be greater than the dollar amount of the withdrawal.

For annuitants aged 80 or older on the contract’s issue date, the death benefit will be the accumulation value at the end of the valuation period during which we receive proof of death and all required documents in good order, minus any annuity taxes.

If you and the annuitant are not the same person, and you (or any owner) die before the date that annuity payments begin, the death benefit, if paid in one sum, will be the accumulation value at the end of the valuation period during which we receive proof of death and all required documents in good order, minus any annuity taxes.

If the annuitant is not the contract owner and dies on or before the date that annuity payments begin, we will pay the death benefit to the beneficiary. If the beneficiary has also died, we will pay the benefit to the contingent beneficiary. If no contingent beneficiary has been named, then we will pay the benefit to you, the contract owner. However, if you are no longer living, we will pay the benefit to your estate.

If you are both the annuitant and the owner of the contract, and you die before the date annuity payments begin, we will pay the death benefit to your beneficiary, as described above. However, we must distribute your

Death benefits

If you or the annuitant you have named dies before the date annuity payments begin, we pay a death benefit. In addition, you have the option of choosing among several enhanced death benefit riders which may provide a higher death benefit upon the death of the annuitant.

OTHER CONTRACT FEATURES	PROSPECTUS	43

interest according to the Special requirements outlined below. In this situation, your beneficiary will become the new owner of the contract unless a joint owner has been named.

We will pay the death benefit in a lump sum unless:

•	You have chosen a different annuity payout option for the death benefit. We must receive notification of your choice at least three business days before we pay out the proceeds.

•

You, the contract owner, have not chosen a payout option and the beneficiary has. Again, we must receive the beneficiary’s request at least three business days before we pay out the proceeds, and within a year of the annuitant’s death.

If the death benefit proceeds will not be paid in one lump sum and the death benefit proceeds exceed the accumulation value of the contract as of the end of the valuation period during which we received proof of death in good order, GIAC will credit to the contract an amount equal to the difference between the death benefit proceeds and the accumulation value of the contract. Such amount will be credited to the RS Money Market VIP Series investment option.

If you are a contract owner but not the annuitant, and you die before the date annuity payments begin, then any joint contract owner will become the new owner of the contract. If you haven’t named a joint contract owner, then your beneficiary will become the new owner of the contract. In the event of any contract owner’s death, we must distribute all of the owner’s interest in the contract according to the Special requirements outlined below.

Generally, your beneficiaries will be taxed on the gain in your annuity contract. Consult your tax adviser about the estate tax and income tax consequences of your particular situation.

Special requirements

If a contract owner dies, the following rules apply.

If the beneficiary (or the sole surviving joint contract owner) is not your spouse, and you die before the date annuity payments begin, then we must distribute all of your interest in the contract within five years of your death.

These distribution requirements will be satisfied if any portion of the deceased contract owner’s interest:

•	is payable to, or for the benefit of, any new contract owner, and

•	will be distributed over the new contract owner’s life, or over a period not extending beyond the life expectancy of any new contract owner.

Primary annuitant

Please note that the primary annuitant is determined in accordance with Section 72(s) of the Internal Revenue Code, which states that he or she is the person the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the contract.

44	PROSPECTUS	OTHER CONTRACT FEATURES

Under the above conditions, distributions must begin within one year of your death.

If the beneficiary (or sole surviving joint contract owner) is your spouse, he or she can continue the contract, assuming the role of contract owner. See Spousal continuation below.

If an owner of the contract is not an individual, then the primary annuitant will be treated as the owner of the contract. In this situation, any change in the annuitant will be treated as the death of the contract owner.

SPOUSAL CONTINUATION

Your contract may be continued under spousal continuation if:

•	you die and your spouse is the only named beneficiary on the date of your death; or

•	your contract has two joint owners; and

•	one but not both joint owners dies before annuity payments begin;

•	the two joint owners were married to each other on the date of the deceased owner’s death; and

•	both joint owners were the only named concurrent beneficiaries on the date of the deceased owner’s death.

The right of a spouse to continue the contract, and all contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of this contract will not be available to such partners or same-sex marriage spouses. Consult a tax advisor for more information on this subject.

We must receive notice of election of spousal continuation by the 90th day after we receive proof in good order of the owner’s death. If the surviving spouse qualifies for spousal continuation and does not elect a method of death benefit payment by such 90th day, spousal continuation will be deemed to have been elected on that day. Spousal continuation will not satisfy minimum required distribution rules for qualified contracts other than IRAs.

Upon spousal continuation, if the death benefit proceeds that would have been paid upon the owner’s death exceed the accumulation value on the date used to calculate the death benefit, then we will credit the RS Money Market VIP Series variable investment option with an amount equal to the difference between the death benefit proceeds and the accumulation value. If applicable, the surviving spouse will replace the deceased owner as annuitant or contingent annuitant. The death benefit payable under the continued contract is the accumulation value at the end of the valuation period during which we receive proof of death of the surviving spouse, minus any annuity taxes.

OTHER CONTRACT FEATURES	PROSPECTUS	45

All premium payments made prior to spousal continuation will not be subject to a deferred sales charge. All provisions of the contract with respect to deferred sales charges will apply to the partial withdrawal or surrender of any premium payments made after spousal continuation.

ENHANCED DEATH BENEFITS

When you buy your contract, you can choose to buy an enhanced death benefit rider. The enhanced death benefit riders are only available if the annuitants are under age 75 on your contract’s issue date. If a death benefit is payable and one of these options is in force, the beneficiary will receive either the death benefit described above or the enhanced death benefit, whichever is greater. You should consult your tax adviser prior to selecting any rider.

Three enhanced death benefit riders are offered:

•

The 7 Year Enhanced Death Benefit Rider provides a death benefit equal to the adjusted accumulation value for the reset date immediately prior to the annuitant’s death. The reset date is every seventh contract anniversary date (e.g., 7th, 14th, 21st, etc.). This enhanced death benefit is available in all states and is the least expensive of the three, with a daily charge based on an annual rate of 0.20% of the net assets of your variable investment options.

•

The Contract Anniversary Enhanced Death Benefit Rider pays a death benefit which equals the highest adjusted accumulation value on any contract anniversary value before the death of the annuitant and before the annuitant’s 85th birthday. This rider is only available in New York state, with a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options.

•

The Guaranteed Minimum Death Benefit Rider pays a death benefit that is equal to the greater of the 3% simple interest death benefit, as described below, or the contract anniversary death benefit, as described below. This rider has the highest per annum rider fee of the three enhanced death benefits and is available in all states except New York, with a daily charge based on an annual rate of 0.30% of the net assets of your variable investment options.

These riders are available only in states where they have been approved and where we are continuing to offer them. Please ask your sales agent or call our Customer Service Office for information about the availability of these enhanced death benefit riders in your state. If you select the GLWB rider, you cannot select any of these enhanced death benefit riders.

7 Year Enhanced Death Benefit Rider

The enhanced death benefit under this rider equals the adjusted accumulation value for the reset date immediately preceding the annuitant’s date of death. The adjusted accumulation value is the accumulation value of the basic contract on the applicable reset date:

–	plus any net premiums paid after the reset date

–	minus an adjusted amount for each partial withdrawal made after the reset date.

46	PROSPECTUS	OTHER CONTRACT FEATURES

The adjusted amount for each partial withdrawal is determined by:

(i)	dividing the amount for each partial withdrawal, including any applicable deferred sales charges and any annuity taxes, by the accumulation value immediately prior to that withdrawal; and

(ii)	multiplying the result of (i) by the enhanced death benefit immediately prior to the withdrawal.

This means that the dollar amount of the reduction in the death benefit can be greater than the dollar amount of the withdrawal.

The first reset date is on the seventh contract anniversary date. After this, each reset date will be each seventh contract anniversary date after that (i.e., the 14th, 21st and 28th contract anniversaries, and so on).

Contract Anniversary Enhanced Death Benefit Rider

The enhanced death benefit under this rider equals the highest adjusted accumulation value on any contract anniversary before the death of the annuitant and before the annuitant’s 85th birthday and on or after December 26, 2006, this rider will only be available in New York state. The adjusted accumulation value is the accumulation value of the basic contract on any contract anniversary:

–	plus any net premium payments received after that contract anniversary

–	minus an adjusted amount for each partial withdrawal made after that contract anniversary

The adjusted amount for each partial withdrawal is determined by:

(i)	dividing the amount of each partial withdrawal, including any deferred sales charges and annuity taxes, by the accumulation value immediately prior to that withdrawal; and

(ii)	multiplying the result of (i) by the contract anniversary enhanced death benefit immediately prior to the withdrawal.

This means that the dollar amount of the reduction in the death benefit can be greater than the dollar amount of the withdrawal.

Owners who select this rider at the time their contract is issued may be eligible for waivers of deferred sales charges. See Contract costs and expenses: Contingent deferred sales charge.

Guaranteed Minimum Death Benefit Rider

The enhanced death benefit under this rider is the greater of:

•	the 3% simple interest death benefit, as described below; or

•	the contract anniversary death benefit, as described below.

The 3% simple interest death benefit is:

•	the total of all premiums paid less partial withdrawals (as described below)

•	minus any adjustments (as described below)

OTHER CONTRACT FEATURES	PROSPECTUS	47

•	multiplied by 3% simple interest from the date of each of these transactions, up to a maximum of 200% of all premium payments minus any partial withdrawals and adjustments.

A partial withdrawal is the amount of the partial withdrawal, including any applicable deferred sales charges and annuity taxes.

An adjustment is calculated by:

•	subtracting the accumulation value of the contract immediately before a partial withdrawal is taken from the 3% simple interest death benefit immediately before the partial withdrawal is taken

•	multiplying that amount by the partial withdrawal

•	dividing that sum by the accumulation value of the contract immediately before the partial withdrawal is taken.

This means that the dollar amount of the reduction in the death benefit can be greater than the dollar amount of the withdrawal.

If the adjustment, as calculated above, is less than zero, the adjustment will be set to zero.

The 3% simple interest death benefit is reduced for each partial withdrawal by deducting the partial withdrawal amount and any adjustment from the 3% simple interest death benefit amount immediately prior to the withdrawal.

Please note that the accumulation of the 3% simple interest ends on the earlier of the date of the annuitant’s death or the contract anniversary immediately prior to the annuitant’s 80th birthday. For the period from the contract anniversary immediately prior to the annuitant’s 80th birthday until the annuitant’s 85th birthday, the 3% simple interest death benefit is only increased for subsequent premium payments and decreased for partial withdrawals and any adjustments. After the annuitant’s 85th birthday, the 3% simple interest death benefit is zero and the death benefit payable will be the death benefit under the contract.

The contract anniversary death benefit under this rider is:

•	the highest accumulation value on any contract anniversary that is prior to the death of the annuitant and prior to the annuitant’s 80th birthday

•	plus any premiums paid since the date of that contract anniversary

•	minus any partial withdrawals (as described above) since the date of that contract anniversary

•	minus an adjustment (as described below) for each partial withdrawal since the date of that contract anniversary.

An adjustment is calculated by:

•

subtracting the accumulation value of the contract immediately before a partial withdrawal is taken from the contract anniversary death benefit under this rider immediately before the partial withdrawal is taken

48	PROSPECTUS	OTHER CONTRACT FEATURES

•	multiplying that amount by the partial withdrawal

•	dividing that sum by the accumulation value of the contract immediately before a partial withdrawal is taken.

This means that the dollar amount of the death benefit can be greater than the dollar amount of the withdrawal.

If the adjustment, as calculated above, is less than zero, the adjustment will be set to zero.

We will terminate any of the enhanced death benefit riders on the earliest of the following dates:

•	the date the enhanced death benefit is paid out

•	the date the contract terminates

•	the date of the annuitant’s 85th birthday

•	the date annuity payments begin

•	the date we receive a written termination request from you.

Once a death benefit rider is terminated, it cannot be reinstated. The death benefit reverts to the basic death benefit, and no further charges will be deducted for this benefit. Please see Death Benefits.

To help you understand the different features of the three enhanced death benefit riders, please see the chart below:

	Seven Year Enhanced Death Benefit Rider (available in all states)	Contract Anniversary Enhanced Death Benefit Rider (available in New York state only)	Guaranteed Minimum Death Benefit Rider (available in all states except New York)
Issue Age	Annuitant’s age 74 or younger.	Annuitant’s age 74 or younger.	Annuitant’s age 74 or younger.
Termination Age	The date of the annuitant’s 85th birthday.	The date of the annuitant’s 85th birthday.	The date of the annuitant’s 85th birthday.
Death Benefit	Equals the adjusted accumulation value for the seven year contract anniversary immediately preceding the annuitant’s date of death.	Equals the highest adjusted accumulation value on any contract anniversary before the death of the annuitant and before the annuitant’s 85th birthday.

Equals the greater of:

1) The contract anniversary death benefit, which is:

The highest accumulation value on any contract anniversary that is prior to the death of the annuitant and prior to the annuitant’s 80th birthday, minus any partial withdrawals and adjustments (as described in this prospectus):

or

2) The 3% simple interest death benefit, which is:

• the total of all premiums paid less partial withdrawals

• minus any adjustments (as described in this prospectus)

• multiplied by 3% simple interest from the date of each of these transactions, up to a maximum of 200% of all premium payments minus any partial withdrawals and adjustments (as described in this prospectus).

Rider Fee	A daily charge at an annual rate of 0.20% of the net assets of your variable investment options.	A daily charge at an annual rate of 0.25% of the net assets of your variable investment options.	A daily charge at an annual rate of 0.30% of the net assets of your variable investment options.

OTHER CONTRACT FEATURES	PROSPECTUS	49

EARNINGS BENEFIT RIDER

When you buy your contract, you can choose to buy an earnings benefit rider. You will pay a daily charge for this rider based on an annual rate of 0.25% of the net assets of your variable investment options.

The earnings benefit rider may in certain circumstances increase the death benefit payable, based on a percentage of your contract earnings up to a specified maximum limit of your adjusted premium payments. How we determine both earnings and adjusted premiums are described below.

You should evaluate the following when considering this rider:

•

You will only receive the earnings benefit if there is investment growth (or “earnings”) in your contract value at the time of the annuitant’s death; otherwise we will not pay any earnings benefit under the rider.

•

Partial withdrawals may have the effect of reducing or eliminating the earnings benefit payment upon the annuitant’s death, because withdrawals reduce the premium amount used to determine if there is any gain in your contract.

•

If any change is made to the owner or annuitant after the purchase of the contract, we will not pay an earnings benefit, even though the charge for this benefit has been deducted prior to the time the change was made.

•	There are potential tax consequences associated with purchasing the rider. See the discussion of the potential tax consequences of electing this feature under Federal Tax Matters.

•	The charge for this rider will continue to be deducted even during periods when the rider would pay no benefit because there are no earnings.

We are seeking regulatory approval for this feature and will offer it in those jurisdictions where we have received such approval. Terms and conditions may differ between jurisdictions when the feature is approved.

If the annuitant is 69 or younger when we issue the contract, the earnings benefit will be 40% of earnings at the time of the annuitant’s death (the accumulation value minus the adjusted premiums) with a maximum payment of 40% of adjusted premiums.

If the annuitant is between the age of 70 and 79 when we issue the contract, the earnings benefit will be 25% of earnings upon the annuitant’s death (the accumulation value minus the adjusted premiums), with a maximum payment of 25% of adjusted premiums.

Your spouse may continue a contract with the earnings benefit rider upon your death only if you are the annuitant and sole owner and your spouse is the sole beneficiary when the contract is issued. Any later changes in the annuitant or owner will prevent your spouse from continuing the rider. If your spouse is 80 or older upon your death, your spouse may not continue this rider.

If your spouse elects to continue this rider upon your death, we will credit the contract an amount equal to the amount by which the death

50	PROSPECTUS	OTHER CONTRACT FEATURES

benefit then payable under the contract (including the enhanced death benefit, if applicable) plus any earnings benefit payable exceeds the accumulation value of the contract on the date of death. This amount will be credited to the RS Money Market VIP Series variable investment option. Your spouse will be subject to the same fees, charges and expenses that were applicable to you, except that your spouse may not continue any riders (other than the earnings benefit rider) that had been elected for the contract, and charges will not be deducted for other rider benefits after your death.

Upon the death of your surviving spouse before the date annuity payments begin, the earnings benefit proceeds must be distributed to the beneficiaries named by your spouse or allocated to the contract if the beneficiaries continue the contract. However, the beneficiaries may not continue the rider. To determine the amount of any earnings benefit on the date of your spouse’s death, we begin by calculating two different numbers:

•

The first number is the amount of adjusted premiums as of your spouse’s death. This amount is the accumulation value at the time your spouse continued the contract (the sum of the contract death benefit, including any enhanced death benefit plus any earnings benefit), adjusted by:

•	Adding any net premiums contributed to the contract after your death

•	Proportional reductions for partial withdrawals (as explained below) taken from the contract after your death.

•	The second number is the accumulation value as of your spouse’s death minus the first number calculated immediately above.

If your spouse is age 69 or younger upon your death, the beneficiaries will receive 40% of the lesser of these two amounts.

If your spouse is between ages 70 and 79 upon your death, the beneficiaries will receive 25% of the lesser of these two amounts.

In summary, upon your surviving spouse’s death, we calculate whether a second earnings benefit is payable based on a percentage of earnings from the time of your death until your spouse’s death (the second number indicated above). However, such amount payable may not be more than the specified percentage of the adjusted premiums (as explained in the first number indicated above).

As mentioned above, for purposes of calculating the earnings benefit, the amount of the premiums is adjusted for any partial withdrawals and any applicable deferred sales charges and annuity taxes. Each time you make a partial withdrawal, we will reduce the premium amount by an amount calculated as follows: we multiply the premium payment amount (or, if the amount has been previously adjusted, the adjusted premium payment amount) by:

your partial withdrawal amount, (including any deferred sales charges and annuity taxes)
the accumulation value of your contract immediately prior to withdrawal.

OTHER CONTRACT FEATURES	PROSPECTUS	51

The result is the new adjusted premium amount.

We will terminate the earnings benefit rider on the earliest of the following dates:

•	the date the contract terminates

•	on the annuitant’s 90th birthday

•	the date annuity payments begin

•	the date we receive a written termination request from you

•	the date of the annuitant’s death unless you are the annuitant and your spouse elects to continue the contract and rider

•	the date of your spouse’s death, if your spouse continued the rider

•	the date the owner, joint owner or annuitant is changed unless the change is the result of a surviving spouse’s decision to continue the contract.

Once the rider is terminated, it cannot be reinstated, and no further charges will be deducted for this benefit. If you select the GLWB rider, you cannot select this rider.

LIVING BENEFIT RIDER (REFERRED TO AS “DECADE”)

When you buy your contract, you can choose to buy a living benefit rider. In order to purchase this rider, the annuitant must be 74 years old or younger at the time we issue your contract. You will pay a daily charge for this rider based on an annual rate of 0.25% of the net assets of your variable investment options.

This rider provides for a living benefit on the tenth contract anniversary if the accumulation value of your contract on that date is less than your initial premium payment, adjusted as described below for any partial withdrawals you’ve made before that date. The living benefit amount you may receive is equal to the amount by which the adjusted initial premium payment exceeds your accumulation value on the tenth contract anniversary.

If you elect the living benefit rider, you will be subject to a number of special rules while the rider is in force:

•

We will not accept any additional premium payments into your contract. However, for contracts issued in connection with premium payments directed to us from other insurance companies, we may consider all such amounts when received as part of the initial premium payment for purposes of this rider.

•	You must allocate your net premiums at the time your contract is issued among the following groupings of allocation options. Each grouping is designated as an Asset Allocation Class.

10% –	RS Money Market VIP Series, RS Low Duration Bond VIP Series or The Fixed-Rate Option.

52	PROSPECTUS	OTHER CONTRACT FEATURES

40% –	RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, Invesco V.I. Government Securities Fund, Fidelity VIP Investment Grade Bond Portfolio, MFS Research Bond Series Fund or The Fixed-Rate Option.

40% –

RS Large Cap Alpha VIP Series, RS S&P 500 Index VIP Series, RS High Yield VIP Series, RS Partners VIP Series, RS International Growth VIP Series, RS Value VIP Series, Value Line Centurion Fund, Value Line Strategic Asset Management Trust, Invesco V.I. Capital Appreciation Fund, Invesco V.I. Core Equity Fund, AllianceBernstein VPS Value Portfolio, AllianceBernstein VPS Real Estate Investment Portfolio, AllianceBernstein VPS Growth & Income Portfolio, Davis Real Estate Portfolio, Davis Value Portfolio, Fidelity VIP Balanced Portfolio, Fidelity VIP Contrafund® Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, Gabelli Capital Asset Fund, MFS Strategic Income Series, MFS Investors Trust Series, MFS Total Return Series or Invesco Van Kampen V.I. Growth and Income Fund.

10% –	RS Small Cap Growth Equity VIP Series, RS Emerging Markets VIP Series, RS Global Natural Resources VIP Series, Invesco V.I. Capital Appreciation Fund, Invesco V.I. Basic Value Fund, Invesco V.I. Mid Cap Core Equity Fund, Alger Capital Appreciation Portfolio, AllianceBernstein VPS Large Cap Growth Portfolio, AllianceBernstein VPS Global Thematic Growth Portfolio, Davis Financial Portfolio, Franklin Rising Dividends Securities Fund, Franklin Small Cap Value Securities Fund, Fidelity VIP Mid Cap Portfolio, MFS Core Equity Series, MFS Growth Series, MFS New Discovery Series, or Templeton Growth Securities Fund.

•

On each quarterly anniversary, your accumulation value will be rebalanced to the allocation percentage listed above. If necessary, we will waive the usual fixed-rate option transfer restrictions to perform the rebalancing. Within each Asset Allocation Class, we will make shifts pro rata among the allocation options you have chosen for that class at the time of the rebalancing.

•	You may only make transfers to allocation options within the same Asset Allocation Class.

•	We will deduct any partial withdrawals from all allocation options pro rata. You will not be able to choose the allocation options from which withdrawals are made.

If you are eligible to receive the living benefit at the tenth contract anniversary, the living benefit amount will be credited to the RS Money Market VIP Series variable investment option.

As mentioned above, for the purposes of calculating the living benefit, the amount of the initial premium is adjusted for any partial withdrawals (including any applicable deferred sales charges) and annuity taxes. Each time you make a partial withdrawal, we will adjust the initial premium

OTHER CONTRACT FEATURES	PROSPECTUS	53

payment amount by multiplying the initial premium payment amount (or, if the amount has been previously adjusted, the adjusted initial premium payment amount) by:

your withdrawal amount
the accumulation value of your contract

We will terminate the living benefit rider on the earliest of the following dates:

•	the date we process any transaction requested by you that is inconsistent with the special rules outlined above

•	the date the annuitant dies

•	the tenth contract anniversary

•	the date the contract terminates

•	the date annuity payments begin

•	the date we receive a written termination request from you.

If the contract is jointly owned by you and your spouse, your spouse may continue the contract and the rider after your death, provided the annuitant is still living.

This rider is only available if it is approved in your state. If you select the GLWB rider, you cannot select this rider. Once the rider is terminated, it cannot be reinstated, and no further charges will be deducted for this benefit.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB) RIDER

When you buy your contract, you can choose to buy a GMIB rider. This rider establishes a guaranteed income base that will provide a GMIB regardless of the investment performance of the contract. If you elect to annuitize under this rider, the guaranteed income base will be applied to purchase annuity benefits. In order to purchase this rider, the annuitant and the contingent annuitant must be younger than 75 years old at the time we issue the contract. If you choose this rider, the annuitant may not be changed except as follows. If an annuitant who is not you dies prior to the annuity commencement date, and if a contingent annuitant had been named by you on the date that the contract and this rider were issued, then the contingent annuitant will become the annuitant. The guaranteed income base is not affected and continues to accumulate.

You will pay a rider fee on each rider anniversary and upon the termination of this rider. The rider anniversary is the same month and day as the issue date of this rider in each calendar year after the calendar year that the rider was issued. The rider fee is 0.50% of the guaranteed income base at the time the fee is deducted. We will deduct this fee from each variable investment option and the fixed-rate option in proportion to the amount of accumulation value in each option. If the date this fee is

54	PROSPECTUS	OTHER CONTRACT FEATURES

deducted for termination of this rider is a date other than a rider anniversary, then the fee will be prorated for the portion of the contract year that has passed. This fee will not be deducted after the election date.

The election date is the date that we receive, at our customer service office, all necessary information in good order to enable the GMIB payments to begin. The election date must be within 30 days following the tenth rider anniversary or must be within 30 days following any subsequent rider anniversary. Also, the GMIB must be elected no later than 30 days following the rider anniversary prior to the 85th birthday of the annuitant. If you are age 60 or over at the time you purchase a qualified contract, you may have to take withdrawals before the end of the ten-year waiting period in order to satisfy minimum distribution rules. Withdrawals will reduce the guaranteed income base. Consult a tax advisor before purchasing a GMIB rider under these circumstances.

The GMIB rider will be issued only on the date that the basic contract is issued. The initial premium payment and any subsequent premium payments made in the first contract year cannot exceed $1,000,000 in the aggregate without prior permission from an authorized officer of GIAC. On the issue date, the guaranteed income base is equal to the accumulation value of the contract. Thereafter, on any current date, the guaranteed income base will equal the greater of (1) or (2):

(1)	The accumulation value on the issue date, plus any subsequent net premium payments, minus any subsequent adjusted partial withdrawals, accumulated at the annual effective growth rate of 5% up to the current date, until the earlier of:

(i)	the 85th birthday of the annuitant; or

(ii)	the first date the net premium payments, less any adjusted partial withdrawals, have grown to 2.5 times the cumulative net premium payments received, less adjusted partial withdrawals as a result of being accumulated at an annual effective growth rate of 5%.

(2)	The largest accumulation value, on the issue date or on any rider anniversary prior to the 81st birthday of the annuitant, plus any net premium payments received after this date, with a reduction for any adjusted partial withdrawals taken after this date. If, immediately prior to the withdrawal, the accumulation value is greater than or equal to the guaranteed income base, the reduction will be by the dollar amount of the partial withdrawal and any applicable contingent deferred sales charges and annuity taxes.

On the election date, if the accumulation value is greater than the guaranteed income base, we will increase the guaranteed income base to be equal to the accumulation value as of that date. Please note that the guaranteed income base is not contract accumulation value and cannot be withdrawal in a lump sum.

An adjusted partial withdrawal is calculated for each partial withdrawal, and is equal to (a) divided by (b) multiplied by (c), where:

(a)	is the amount of the partial withdrawal, including any applicable contingent deferred sales charges and annuity taxes;

OTHER CONTRACT FEATURES	PROSPECTUS	55

(b)	is the accumulation value immediately prior to the withdrawal; and

(c)	is the guaranteed income base immediately prior to the withdrawal.

On the election date, you may use the guaranteed income base and the applicable annuity factors specified in the GMIB rider to provide fixed annuity payments from the following annuity payout options:

•	Life Income – An election may be made for a fixed income payout for the life of the annuitant.

•

Life Income with a 10 year Period Certain – An election may be made for a fixed income payout with a 10-year period certain. In the event of the death of the annuitant prior to the end of the period certain, the remaining period certain payments will be continued to the beneficiary. If the life expectancy of the annuitant is less than 10 years according to the life expectancy table specified by the Internal Revenue Service, then the settlement option available will be a Life Annuity with a Period Certain for which the period certain is the life expectancy of the annuitant.

•

Joint and 100% Survivor – An election may be made for a fixed income option if both the annuitant and the joint annuitant are under age 85. Payments will be made as long as either the annuitant or joint annuitant is living.

If you exercise a rider payment option, the payout received will be the greater of:

(i)	the GMIB at the time of election, which is calculated by multiplying each $1,000 of guaranteed income base by the applicable annuity factor specified in the GMIB rider for the rider payment option elected; or

(ii)	the income calculated by multiplying each $1,000 of accumulation value by our current settlement option rates of the basic contract for the applicable corresponding contract annuity payout option, at the time of election.

The guaranteed income base may only be used with the rider payment options and annuity factors specified in the GMIB rider. The guaranteed income base may not be used with the annuity payout options and settlement option rates of the basic contract. Annuity factors translate your guaranteed income base or your accumulation value into an annuity benefit. The annuity factors show the dollar amount of the monthly annuity payment purchased with each $1,000 of the guaranteed income benefit or accumulation value applied. The annuity factors for the GMIB are more conservative than the annuity factors for the basic contract. Because the GMIB is based on conservative actuarial factors, the level of income that it guarantees may be less than the level that would be provided by annuitization of the accumulation value using the annuity factors of the basic contract. We use more conservative annuity factors for the GMIB because the guaranteed income base to which these factors are applied increases automatically at an annual guaranteed growth rate of 5%, regardless of the investment performance of the basic contract.

56	PROSPECTUS	OTHER CONTRACT FEATURES

The rider terminates on the earliest of the following:

•	the date the basic contract terminates; or

•	the date you elect to apply the accumulation value of the contract to annuitize the contract using the annuity payout options in the basic contract; or

•	the 31st day following the date of the annuitant’s 85th birthday; or

•	the date the contingent annuitant becomes the annuitant, if the contingent annuitant is age 85 or older; or

•	the date spousal continuation is elected, if you were the annuitant and you die.

This rider cannot be terminated prior to the earliest of the above dates. Also, this rider may not be available in your state. If you select the GLWB rider, you cannot select this rider.

The following information will help you decide if the optional GMIB rider or the optional GLWB rider is right for you:

•

The GMIB rider provides for an annuity benefit and the GLWB rider provides for a withdrawal benefit. Once an annuity benefit under GMIB commences, you no longer have the right to withdraw any additional accumulation value, in excess of the annuity payment, from your contract. Once you commence receiving withdrawals under the GLWB rider, you can access any additional accumulation value in your contract, even if this additional withdrawal would exceed the withdrawals allowable under the GLWB rider. Any additional withdrawals, however, would decrease your contract’s accumulation value and the amount available for withdrawal under the GLWB rider.

•

The payments made under the GMIB rider are treated as annuity payments and are taxed accordingly. Generally, the payments made under the GLWB rider are treated as withdrawals (at least until you have fully depleted your contract accumulation value) and are taxed accordingly. Please see the Federal tax matters section of this prospectus for further information and consult your tax advisor for additional details relevant to your tax situation.

•

Annuity payments made under the GMIB are automatic and will be paid for the duration of the annuity you have chosen, regardless of whether you need that payment in a particular year or not. Under the GLWB rider, you can choose not to take a withdrawal in a given year. Doing so may allow your contract’s accumulation value to increase more rapidly in a good market, thus increasing your future withdrawals due to the step-up features of the GLWB rider.

•

The GMIB rider has a ten year waiting period before you can begin receiving annuity payments. The GLWB rider allows you to begin taking withdrawals immediately, but you may not get the full benefit of the rider if you do so.

OTHER CONTRACT FEATURES	PROSPECTUS	57

GUARANTEED LIFETIME WITHDRAWAL BENEFIT (GLWB) RIDER

When you buy your contract, you can choose to buy a GLWB rider, if your initial premium payment is $5,000 or more. You can choose one of the following options of this rider:

Single Options

Guardian Target 300:	Single life with 7% annual minimum guarantee, 10 year 200% cumulative guarantee, 15 year 300% cumulative guarantee and step-ups (not available in New York)
Guardian Target 200:	Single life with 7% annual minimum guarantee, 10 year 200% cumulative guarantee and step-ups (not available in New York)
Guardian Target Future:	Single life with 7% annual minimum guarantee (available only in New York)
Guardian Target Now:	Single life with step-ups only

Spousal Options (Spousal options of this rider are not available in New York)

Guardian Target 300:	Spousal with 7% annual minimum guarantee, 10 year 200% cumulative guarantee, 15 year 300% cumulative guarantee and step-ups
Guardian Target 200:	Spousal with 7% annual minimum guarantee, 10 year 200% cumulative guarantee and step-ups
Guardian Target Now:	Spousal with step-ups only

At the time of issue, the primary covered person (described below) and if applicable, the secondary covered person (described below) both must be younger than 81 years old and both the covered persons must be 45 years old or older. This rider provides a guaranteed withdrawal amount (as described below) regardless of the investment performance of the contract when your investment allocations are made in accordance with specified model allocation requirements, beginning on the date you make your first withdrawal and ending on the earlier to occur of the annuity commencement date or the termination of the rider. This rider is irrevocable and can only be terminated on the earliest of the following:

•	the contract termination date; or

•	the date an annuity payout option under the contract commences; or

•	the date the accumulation value of the contract, the guaranteed withdrawal balance and the guaranteed withdrawal amount, each described below, all equal zero; or

•	any change in the owner or annuitant under the contract without our consent, including but not limited to, adding a joint owner or contingent annuitant; or

58	PROSPECTUS	OTHER CONTRACT FEATURES

•	the date we receive proof in good order that the last surviving primary covered person or secondary covered person has died.

It is important to understand several key terms that are fundamental to this rider:

The guaranteed withdrawal balance (GWB) is used for the sole purpose of calculating the guaranteed withdrawal amount. The GWB may not equal the accumulation value in your contract on any given date. The GWB cannot be withdrawn in a lump sum and it can never exceed $5,000,000. The primary covered person is the person whose life, in conjunction with the secondary covered person’s life in the spousal options in certain situations, is used to determine the duration of the guaranteed withdrawal amount payments. The primary covered person must be a natural person and must also be the annuitant. The primary covered person may not be changed after the contract is issued. The secondary covered person is the primary covered person’s legally married spouse. If the secondary covered person is no longer the primary covered person’s spouse for any reason other than the death of the primary covered person, or if the secondary covered person dies before the primary covered person dies, there will no longer be a secondary covered person under the rider and spousal continuation of this rider and all provisions of the rider related to the secondary covered person will not be applicable. The guaranteed withdrawal amount (GWA) is the amount that is guaranteed to be available for withdrawal each contract year while either the primary covered person is living or the secondary covered person is living after having continued the contract after the primary covered person’s death. The initial GWA is determined on the earlier of the date of the first withdrawal or the date the rider enters the settlement phase. Please note that the lifetime withdrawal percentage (described below) will not change once the initial GWA is determined. The annual minimum guarantee basis is the amount that is multiplied by the 7% annual minimum guarantee percentage as part of the calculation of the annual minimum guarantee. The initial basis is equal to your initial premium payment plus any additional premium payments received during the first ninety days following the issue date of the contract. Thereafter, this basis is increased by the amount of any additional premium payments you make. The basis is also increased to equal the accumulation value of the contract on each step-up date (described below) whenever such accumulation value is greater than the current annual minimum guarantee basis. The basis is decreased by the amount of any withdrawal. However, if a withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution in accordance with the tax qualified distributions section (described below), the basis will be reduced to the lesser of the accumulation value of the contract immediately after the withdrawal or the then current basis reduced by the amount of the withdrawal. A withdrawal is an amount withdrawn from the contract, including any applicable contingent deferred sales charges and annuity taxes. The settlement phase of this rider will be entered if the accumulation value under the contract reaches zero on a date prior to the determination of

Partners in a civil union or spouses in a same sex marriage may not be considered married under federal law and therefore spousal continuation is not available to a surviving civil union partner or a spouse in a same sex marriage. For information regarding federal tax law, please consult your tax advisor.

OTHER CONTRACT FEATURES	PROSPECTUS	59

the initial GWA and the GWB is greater than zero or if the accumulation value under the contract reaches zero after the determination of the initial GWA and there is a GWA greater than zero. The last annuity commencement date is the last date to annuitize the contract that is permitted under state law. Please see the section below that describes the conditions and requirements that must be met for the covered person(s) to receive an annuity payment at least equal to the GWA.

This rider provides a benefit guaranteeing that on or after the initial withdrawal date, while there is a primary covered person or secondary covered person who is alive and the rider is in effect, you may take withdrawals in each contract year up to an amount equal to the GWA. If the rider enters the settlement phase prior to the annuity commencement date, the GWA payments continue beyond the annuity commencement date for as long as the primary covered person and/or the secondary covered person is alive. Any GWA payments made after the date of death of the last surviving covered person and while this rider is in the settlement phase must be promptly returned to GIAC at its Customer Service Office. However, if the last annuity commencement date permitted by applicable state law is reached while the rider is in effect and the settlement phase has not been reached, the primary covered person and/or the secondary covered person may receive annuity payments at least equal to the GWA, subject to the conditions and requirements described below. If you choose not to withdraw the total GWA available in any contract year, your remaining GWA cannot be carried forward to the next contract year. If you withdraw an amount greater than the GWA after the initial GWA is determined and that withdrawal amount is not a tax qualified distribution as described below, the GWA will be reset, possibly reducing the GWA to zero and eliminating the GWA benefit. Please note that withdrawals in excess of the GWA (that are not tax qualified distributions) will reduce the GWB on a greater than dollar-for-dollar basis, as described below.

On or after the first contract anniversary, we will not accept additional premium payments in a given year, without our prior approval, if the total of all additional premium payments in that contract year exceeds $100,000. We reserve the right to refuse initial or additional premium payments at any time or for any reason.

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You will pay an annual fee for this rider on each contract anniversary date prior to the annuity commencement date and at other times described below. The rider fee is deducted pro rata from all investment options and depends on the rider option you choose, as follows:

Single Options

Guardian Target 300	1.20% of the adjusted GWB (not available in New York)
Guardian Target 200	0.95% of the adjusted GWB (not available in New York)
Guardian Target Future	0.75% of the adjusted GWB (available only in New York)
Guardian Target Now	0.65% of the adjusted GWB

Spousal Options (Spousal options of this rider are not available in New York)

Guardian Target 300	1.60% of the adjusted GWB
Guardian Target 200	1.25% of the adjusted GWB
Guardian Target Now	0.85% of the adjusted GWB

The adjusted GWB is the greater of the GWB at the end of the day immediately preceding the day the rider fee is determined plus the result of any applicable annual minimum guarantee or cumulative guarantee on any applicable contract anniversary on which the rider fee is deducted or the total premium payments paid under the contract through the end of the day immediately preceding the day the rider fee is determined.

A rider fee will also be deducted on the date this rider terminates. If that date is a date other than a contract anniversary, then a proportional share of the rider fee will be deducted from the amount otherwise payable. We will also deduct a rider fee prior to the payment of death benefit proceeds and annuitization of the contract. For purposes of determining this rider fee, a total withdrawal of the contract’s accumulation value will be deemed to have been taken on the date the death benefit is determined and on the annuity commencement date. We reserve the right to increase the rider fee percentage to a maximum of 2.50% annually for the single options of Guardian Target 300, Guardian Target 200 and Guardian Target Future and 1.00% annually for the single option of Guardian Target Now on the effective date of each step-up prior to the initial GWA being determined. After the initial GWA is determined, GIAC may increase the rider fee percentage on the effective date of each step-up that also results in an increase of the GWA. We also reserve the right to increase the rider fee percentage to a maximum of 3.50% annually for the spousal options of Guardian Target 300 and Guardian Target 200 and 2.00% annually for the spousal version of Guardian Target Now on the effective date of each step-up prior to the initial GWA being determined. After the initial GWA is determined, GIAC may increase the rider fee percentage on the effective date of each step-up that results in an increase of the GWA. Please note that this rider fee will not be reduced after the death of the primary covered person or the secondary covered person or in the event the primary and secondary covered persons are divorced or their civil union is legally dissolved; thus,

OTHER CONTRACT FEATURES	PROSPECTUS	61

if death, divorce or legal dissolution occurs during the time this rider is in effect, you would continue to pay the current charge for the spousal options although only one person would receive benefits under this rider.

The following section describes how your GWB is calculated:

The initial GWB will be equal to the initial premium payment. Each time we receive an additional premium payment, the GWB increases by the amount of that additional premium payment; however, the GWB will never exceed $5,000,000.

If a withdrawal is taken on or after the initial withdrawal date, the GWB will be reduced by the amount of the withdrawal. However, if a withdrawal exceeds the GWA or if the withdrawal causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made in accordance with the tax qualified distributions section described below, the GWB will be reduced to the lesser of:

•	the accumulation value of the contract immediately after the withdrawal; or

•	the GWB reduced by the amount of the withdrawal.

The following example illustrates the effects of a withdrawal that is greater than the GWA which is taken after the initial withdrawal date.

Assumptions:

•	The first withdrawal occurred when the younger covered person is age 70.

•	Contract accumulation value immediately prior to the withdrawal in excess of the GWA is $75,000.

•	The GWB immediately prior to the withdrawal is $125,000.

•	The GWA immediately prior to the withdrawal is $6,250.

•	An $8,000 withdrawal is taken. This withdrawal exceeds the GWA.

	Prior to withdrawal that exceeds GWA	Immediately after withdrawal that exceeds the GWA
Contract value	$75,000	$75,000 – $8,000 equals $67,000
GWB	$125,000

• The new GWB equals the lesser of the contract value immediately after the withdrawal or the GWB immediately prior to the withdrawal minus the amount of the withdrawal.

• Thus, the new GWB equals the lesser of $75,000 – $8,000 ($67,000) or $125,000 – $8,000 ($117,000).

• The new GWB equals $67,000.

GWA	$6,250	• The new GWA is the GWB immediately after the withdrawal times 5%.* • The new GWA is equal to $67,000 x 5% ($3,350). • The new GWA equals $3,350.
*	This 5% is the lifetime withdrawal percentage that is used in the calculation of your GWA, based on the age of the younger covered person at the time of the first withdrawal. For more information about how your GWA is calculated, please see page 65 below.

On each annual contract anniversary, prior to the older covered person’s 90th birthday, a step-up will occur if the contract accumulation value is greater than the GWB on that date, after giving effect to any increase in the GWB on that date as a result of the application of any applicable annual minimum guarantee or cumulative guarantee (as described below). When the dollar amount of a rider fee increases for any reason, the contractowner will not receive advance notice of this increase in the rider fee due to step-up and does not have the option of declining future step-ups due to an increase in the rider fee. However, if an increase in the rider

62	PROSPECTUS	OTHER CONTRACT FEATURES

fee percentage will apply to future step-ups that result in an increase of the GWA, the contractowner will receive advance written notice of such an increase. Within 30 days of that notice, the contractowner has the right to decline future automatic step-ups by providing proper written notification to GIAC at its Customer Service Office. If the contractowner declines future automatic step-ups, the increase in the rider fee percentage will not apply and the GWB will not automatically step-up on subsequent step-up dates. Once automatic step-ups are discontinued they cannot be reinstated.

On each contract anniversary, the GWB will equal the greater of (i) the GWB at the end of the day immediately preceding that contract anniversary less the amount of any withdrawal taken on that contract anniversary, or (ii) the annual minimum guarantee amount, if:

•	you have chosen the Guardian Target 300 or the Guardian Target 200 options of this rider (either single or spousal);

•	the contract anniversary is from the issue date of the contract up to the tenth contract anniversary;

•	no withdrawals were taken since the prior contract anniversary;

•	you have not taken more than one withdrawal since the issue date of the contract; and

•	the rider has not entered the settlement phase.

The annual minimum guarantee amount on any given contract anniversary is equal to the GWB on the prior contract anniversary plus premiums received after that anniversary and before the current anniversary, plus the result of the following:

–	the annual minimum guarantee basis (as defined above) on the prior contract anniversary, multiplied by
–	7%, which is the annual minimum guarantee percentage.

A cumulative guarantee may apply, if, on a contract anniversary:

•	you have chosen the Guardian Target 300 or the Guardian Target 200 options of this rider (either single or spousal);

•

the contract anniversary is an applicable contract anniversary for the cumulative guarantee (15th contract anniversary for the Guardian Target 300 and 10th contract anniversary for the Guardian Target 200);

•	no withdrawals have been taken during the period from the issue date of the contract to the applicable contract anniversary; and

•	the rider has not entered the settlement phase.

If this guarantee is applicable, the GWB on that contract anniversary will not be less than the sum of:

•	the cumulative guarantee percentage (300% for the Guardian Target 300 and 200% for the Guardian Target 200) multiplied by the premiums received during the first contract year; plus

OTHER CONTRACT FEATURES	PROSPECTUS	63

•	any premium payments received on or after the first contract anniversary.

A withdrawal will reduce the GWB by the amount of the withdrawal. However, if a withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution as described below, the GWB will be reduced to the lesser of:

•	the accumulation value of the contract immediately after the withdrawal; or

•	the GWB reduced by the amount of the withdrawal.

The following example illustrates how the annual minimum guarantee is applied and what the effect of taking a withdrawal is on the annual minimum guarantee, the GWB and the GWA.

Assumptions:

•	$100,000 initial premium payment.

•	The primary covered person is 60 and the secondary covered person is 62.

•	There are no step-ups.

•	A $4,280 withdrawal is taken a few days after the first contract anniversary.

Event	Annual Minimum Guarantee Basis	Annual Minimum Guarantee Amount	GWB	GWA
$100,000 initial premium	$100,000	N/A	The GWB is initially equal to $100,000.	N/A
First contract anniversary	$100,000	The annual minimum guarantee amount is equal to the initial premium plus 7% of the annual minimum guarantee basis. Thus, the annual minimum guarantee amount equals $100,000 + ($100,000 x 7%) or $107,000.	The GWB equals the greatest of $100,000 or $107,000. Thus, the new GWB is $107,000.	N/A
After the $4,280 withdrawal taken a few days after the first contract anniversary	The annual minimum guarantee basis equals $100,000 minus $4,280 or $95,720.	N/A	The GWB is $107,000 minus $4,280 which equals $102,720.	The GWA is equal to the GWB amount ($107,000) times 4% or $4,280.
Second contract anniversary	$95,720	The annual minimum guarantee does not apply since a withdrawal occurred in the previous contract year.	The GWB remains at $102,720 since there is no applicable annual minimum guarantee amount.	The GWA remains $4,280 since there is no applicable annual minimum guarantee amount.
Third contract anniversary	$95,720	The annual minimum guarantee amount is $102,720 + ($95,720 x 7%) or $109,420.40.	The GWB is the greater of $102,720 or $109,420.40. The new GWB is $109,420.40.	The GWA equals the greater of $4,280 or $109,420.40 x 4% ($4,376.82). Thus, the new GWA equals $4,376.82.
*	This 4% is the lifetime withdrawal percentage that is used in the calculation of your GWA, based on the age of the younger covered person at the time of the first withdrawal. For more information about how your GWA is calculated, please see page 65 below.

64	PROSPECTUS	OTHER CONTRACT FEATURES

If you have a qualified contract, you may be required to take minimum required distributions. Please see the discussion of tax qualified distributions below for information on the effect of minimum required distributions on this rider’s benefits. Also, the value of this rider’s benefits to you may be limited if the contract is held in connection with a section 403(b) or other retirement program that does not allow withdrawals from the contract prior to termination of employment or other specified circumstances and the GLWB is purchased at a time when such withdrawals are not allowed. You should consult a tax adviser before purchasing the GLWB rider with a qualified contract.

The following section describes how your GWA is calculated:

Your initial GWA is determined on the earlier of the date of the first withdrawal or the date the rider enters the settlement phase (described below). The initial GWA is equal to the lifetime withdrawal percentage multiplied by the then current GWB. The lifetime withdrawal percentage is determined based on the age of the younger covered person under this rider on the day the initial GWA is determined, as follows:

Age of younger covered person at time of first withdrawal	Applicable lifetime withdrawal percentage
45 – 59	3%
60 – 64	4%
65 – 69	4.5%
70 – 79	5%
80 +	6%

After the initial GWA is determined, each time an additional premium payment is received by us, the GWA will equal the greater of:

–	your GWA immediately prior to the payment; or
–	the GWB immediately after the premium payment multiplied by the applicable lifetime withdrawal percentage.

If your GWB is stepped up, the GWA will equal the greater of:

–	your GWA immediately prior to the step-up of the GWB; or
–	your GWB immediately after the step-up of your GWB multiplied by the applicable lifetime withdrawal percentage.

If your GWB is increased under the annual minimum guarantee, your GWA will equal the greater of:

–	your GWA immediately prior to that increase; or
–	your GWB immediately after the increase multiplied by the applicable lifetime withdrawal percentage.

After the initial GWA is determined, the GWA will not be recalculated as the result of a withdrawal, unless that withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution. In

OTHER CONTRACT FEATURES	PROSPECTUS	65

such event, the GWA will be recalculated to equal the applicable lifetime withdrawal percentage multiplied by the GWB immediately after the withdrawal.

The following section describes tax qualified distributions:

Your GWA will not be reset and your GWB will not be reduced in excess of the amount of the withdrawal, if withdrawals in a contract year are made solely to meet “required minimum distribution” requirements for certain qualified contracts pursuant to specified provisions of the Internal Revenue Code. Please see the Statement of Additional Information, where these provisions are specified.

Your right to make withdrawals pursuant to the tax-qualified distribution program described above is subject to the following requirements and limitations:

(a)	GIAC has been authorized to calculate and make monthly distributions of the tax qualified distributions for the calendar year.

(b)	Each tax qualified distribution is in the amount that GIAC calculates, based on information that you provide to GIAC and GIAC’s understanding of the Code. GIAC reserves the right to make changes in its calculations as it determines necessary to comply with the Code and Treasury Regulations cited above as they may be amended from time to time; and

(c)	No withdrawals (other than tax qualified distributions) are made from the contract during the contract year.

Each tax qualified distribution will decrease your GWB by the amount withdrawn immediately following the tax qualified distribution. For purposes of this tax qualified distribution section, references to owner also include the beneficiary, as applicable. Once this rider enters its settlement phase, tax qualified distributions in excess of the GWA are no longer permitted.

The following section will explain the death benefit that may be payable under this rider:

This rider has no death benefit unless you have elected one. If elected, a death benefit is payable under this rider if, on the date receipt of proof of death of the last surviving covered person is received by us in good order: (i) both this rider and the contract are in force, (ii) the rider has not entered the settlement phase, and (iii) the death benefit provided by the rider exceeds the death benefit provided by the contract.

The initial death benefit provided by this rider is equal to the initial premium paid under the contract. Each time an additional premium payment is received by GIAC, the death benefit will increase by the amount of that additional premium payment.

If the accumulation value of the contract on any annual step-up date is greater than the then current death benefit, the death benefit will automatically increase to an amount equal to the accumulation value of the contract on that step-up date.

66	PROSPECTUS	OTHER CONTRACT FEATURES

A withdrawal will reduce the death benefit by the amount of the withdrawal. However, if a withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution, the death benefit will be reduced to the lesser of:

•	the accumulation value of the contract immediately after the withdrawal; or

•	the then current death benefit reduced by the amount of the withdrawal.

If you elect this optional death benefit, your rider fee percentage will increase by 0.50% annually.

The following section will explain the settlement phase of the GLWB rider:

If the accumulation value under the contract reaches zero:

–	on a date prior to the determination of the initial GWA, the rider will enter the settlement phase if there is a GWB greater than zero;
–	on or after the determination of the initial GWA, the rider will enter the settlement phase if there is a GWA greater than zero.

However, the rider will not enter the settlement phase if the cause of the reduction in accumulation value to zero is a result of a withdrawal that:

–	exceeds the GWA or the amount permitted under the tax qualified distributions section, or
–	causes the total withdrawals in a given contract year to exceed the GWA or the amount permitted under the tax qualified distributions section.

In the settlement phase, GIAC will make payments equal to the GWA as determined on the date the rider entered the settlement phase. Payments will begin on the date the rider enters the settlement phase. The amount of that initial payment will be reduced by any withdrawals made during the contract year the rider entered the settlement phase.

The date payments begin is called the settlement anniversary date. Payments will continue on each settlement anniversary date for as long as a primary and/or secondary covered person is living.

Upon entering the settlement phase, the contract and rider will continue, but all other rights and benefits, including death benefits, will terminate and additional premium payments will not be accepted. The annual minimum guarantee, cumulative guarantee, death benefit and step-up provisions under this rider end, the GWB will no longer be calculated and the rider fee will not be deducted during the rider’s settlement phase.

The federal income tax treatment of payments made during the settlement phase has not been addressed by the Internal Revenue Service or the courts. We believe that payments during the settlement phase under non-qualified contracts should be treated as annuity

OTHER CONTRACT FEATURES	PROSPECTUS	67

payments, but it is possible that guidance may subsequently be issued treating them as withdrawals. This is significant for non-qualified contracts because withdrawals are generally taxed less favorably than annuity payments. Similarly for qualified contracts, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the GLWB rider itself.

The following section explains the conditions and requirements of the rider that must be met for the primary covered person and/or the secondary covered person to receive an annuity payment under the contract at least equal to the GWA:

While the rider is in effect, the annuity commencement date of the contract is a date not later than the last date permitted under applicable state law. If this last annuity commencement date has been reached while the rider is in effect but has not yet entered the settlement phase, and

–	there is a primary covered person but no secondary covered person under the rider on such annuity commencement date, or
–	the primary covered person died while the rider was in effect and there was a secondary covered person at the time of primary covered person’s death who elected to continue the contract after the primary covered person’s death, and the secondary covered person is living on such date, and a fixed life annuity without guaranteed period payout option has been elected, we will make annual payments under the fixed life annuity without guaranteed period payout option of the contract equal to the greater of:

–	the amount calculated as the annual payment under the fixed life annuity without guaranteed period payout option under the contract, or
–	the GWA as of the annuity commencement date.

If the last annuity commencement date permitted under applicable state law has been reached while the rider is in effect but has not yet entered the settlement phase, and there is a primary covered person and a secondary covered person under this rider on such annuity commencement date, and a fixed joint and 100 percent survivor annuity without guaranteed period payout option has been elected, and the primary covered person and the secondary covered person are named the annuitant and the joint annuitant of that annuity, we will make annual payments under the fixed joint and 100 percent survivor annuity without guaranteed period payout option of the contract equal to the greater of:

–	the amount calculated as the annual payment under the fixed joint and 100 percent survivor annuity without guaranteed period payout option under the contract, or
–	the GWA as of the annuity commencement date.

68	PROSPECTUS	OTHER CONTRACT FEATURES

During the entire time this rider is in effect, you must invest all of your premium payments and the contract accumulation value in one of the following three allocation models:

	Aggressive 80/20	Moderate 60/40	Conservative 40/60
RS Large Cap Alpha VIP Series or RS S&P 500 Index VIP Series	15%	10%	9%
Fidelity VIP Contrafund Portfolio	10%	10%	9%
Davis Value Portfolio	10%	7%	5%
Fidelity VIP Equity-Income Portfolio	5%	5%	3%
Fidelity VIP Mid Cap Portfolio	15%	15%	7%
Franklin Small Cap Value Securities Fund	5%	8%	4%
RS Small Cap Growth Equity VIP Series	5%	—	—
RS High Yield VIP Series	3%	5%	10%
RS Investment Quality Bond VIP Series	10%	15%	25%
Fidelity VIP Investment Grade Bond Portfolio	7%	20%	25%
RS International Growth VIP Series	15%	5%	3%

Under all the models, you must select either the RS Large Cap Alpha VIP Series or the RS S&P 500 Index VIP Series. We will not allow partial transfers among investment options or models once a model is selected. However, you may select a new model allocation, subject to any transfer restrictions under the contract, if 100% of the contract accumulation value is moved to a new model. Transfers may only be made once per calendar quarter and must be at least 30 days after any prior transfer. Your contract accumulation value will be rebalanced automatically to the original percentages for the model you selected, on a quarterly basis, on February 1, May 1, August 1 and November 1.

There is no assurance that investing in any allocation model will increase your contract accumulation value or that your investment results will not experience market volatility. The investment performance of your contract will depend on the performance of the investment options that comprise each allocation model. Your investment in each of the investment options will fluctuate and may be worth more or less than your original investment.

We reserve the right to restrict investment options and allocation models at any time. If an investment option or model is restricted, no transfers into the restricted investment options or models will be allowed and no additional premium payments may be allocated to the restricted investment options or models after the date of the restriction. Any amount previously allocated to an investment option or model that is subsequently restricted will be unaffected by the restriction. Please see Transfers and Frequent transfers among the variable investment options for more information about transfers under your contract.

OTHER CONTRACT FEATURES	PROSPECTUS	69

We reserve the right to agree or refuse to issue the GLWB rider at our sole discretion. The rider may not be available in your state. The rider is available in your state only if it has been approved by your state insurance department and we have taken steps to offer it in your state. If you select the 7 year Enhanced Death Benefit, the Contract Anniversary Enhanced Death Benefit (CAEDB), the Guaranteed Minimum Death Benefit (GMDB), the Living Benefit (Decade), the Guaranteed Minimum Income Benefit (GMIB), and/or the Earnings Benefit riders, you cannot select the GLWB rider. Currently, neither of the dollar cost averaging programs will be available to you if you select the GLWB rider, although we may offer the dollar cost averaging programs to contractowners who have selected the GLWB rider in the future. The rider shall be construed and administered so as to be in compliance with the Internal Revenue Code and the appropriate regulations, including but not limited to, Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable.

70	PROSPECTUS	OTHER CONTRACT FEATURES

FINANCIAL INFORMATION

HOW WE CALCULATE ACCUMULATION UNIT VALUES

When you choose a variable investment option, you accumulate variable accumulation units. With the fixed-rate option, you accumulate fixed accumulation units. To calculate the number of accumulation units you buy with each payment, we divide the amount you invest in each option by the value of units in the option. We use the unit value next calculated after we have received and accepted your payment. We calculate unit values at the close of business of the New York Stock Exchange, usually at 4:00 p.m. Eastern time, each day the Exchange is open for trading.

To determine the accumulation value of your account, we multiply the number of accumulation units in each option by the current unit value for the option. The current unit value is determined by multiplying the unit value for the applicable variable investment option for the prior valuation period by the net investment factor for the current valuation period.

The net investment factor is a measure of the investment experience of each variable investment option. We determine the net investment factor for a given valuation period as follows:

•	At the end of the valuation period we add together the net asset value of a Fund share and its portion of dividends and distributions made by the Fund during the period.

•	We divide this total by the net asset value of the particular Fund share calculated at the end of the preceding valuation period.

•

Finally we add up the daily charges (mortality and expense risks, administrative expenses, any annuity taxes, the enhanced death benefit, living benefit and/or earnings benefit rider(s) where applicable) and subtract them from the above total.

The value

of your account

To determine the value of your account, we multiply the number of accumulation units in each option by the current unit value for the option.

FINANCIAL INFORMATION	PROSPECTUS	71

Costs and

expenses

No sales charges are deducted from your premium payments when you make them. However, the following charges will apply:

•	expenses of the Funds

•	mortality and expense risk charge

•	administrative expense

•	contract fee;

and the following charges may apply:

•	enhanced death benefit expense

•	living benefit expense

•	earnings benefit expense

•	guaranteed minimum income benefit expense

•	guaranteed lifetime withdrawal benefit expense

•	deferred sales charge

•	partial withdrawal charge

•	annuity premium taxes

•	transfer charge

See accompanying text for details.

CONTRACT COSTS AND EXPENSES

The amount of a charge may not strictly correspond to the costs of providing the services or benefits indicated by the name of the charge or related to a particular contract, and we may profit from charges. For example, the contingent deferred sales charge may not fully cover all of the sales and distribution expenses actually incurred by GIAC, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover these expenses.

No sales charges are deducted from your premium payments when you make them. However, the following charges do apply:

Expenses of the Funds

The Funds you choose through your variable investment options have their own management fees, 12b-1 fees, redemption fees and general operating expenses. The deduction of these fees and expenses is reflected in the per-share value of the Funds. They are fully described in the Funds’ prospectuses.

Mortality and expense risk charge

To cover our mortality and expense risks, you will pay a daily charge based on an annual rate of 1.25% of the net assets of your variable investment options. Mortality risks arise from our promise to pay death benefits and make annuity payments to each annuitant for life. Expense risks arise from the possibility that the amounts we deduct to cover sales and administrative expenses may not be sufficient. We expect a profit from this charge and we can use any such profit for any legitimate corporate purpose, including paying distribution expenses for the contract.

Administrative expenses

You will also pay a daily charge based on an annual rate of 0.20% of the net assets of your variable investment options for our administrative expenses.

Contract fee

We deduct a yearly fee of $35 on each anniversary date of your contract. To pay this charge, we will cancel the number of accumulation units that is equal in value to the fee. We cancel accumulation units in the same proportion as the percentage of the contract’s accumulation value attributable to each variable investment option and the fixed-rate option. If you surrender your contract before the contract anniversary date, we will still deduct the contract fee for that year. We will waive the contract fee if the accumulation value is $100,000 or more on the anniversary date of your contract.

In addition, the following charges may apply:

Contingent deferred sales charge

If you make a partial withdrawal from your contract of premium payments that have been in the contract for less than seven years or if

72	PROSPECTUS	FINANCIAL INFORMATION

you surrender your contract, you may pay a deferred sales charge on any amount that was paid into your contract. This charge compensates us for expenses related to the sale of contracts.

For partial withdrawals, you may instruct us to deduct any applicable deferred sales charges from the amount requested. Otherwise, we will deduct the sales charge from the remaining value of your contract. We do not impose a deferred sales charge on the amount deducted from the remaining value.

The deferred sales charge is assessed on premiums withdrawn that have been in your contract for less than seven contract years. The maximum contigent deferred sales charge will be equal to 8% of the lesser of (i) the total of all premium payments made within seven contract years (84 months) prior to the date of request for withdrawal or surrender; or (ii) the amount withdrawn or surrendered. You may withdraw in each contract year, without a deferred sales charge, a sum equal to the following:

(i)	the excess of value in your contract over the unliquidated premiums that have been in the contract for less than seven years on the date of withdrawal; plus

(ii)	10% of premium payments that have been in the contract for less than seven years minus the aggregate amount of all prior free partial withdrawals of such premium payments made during the current contract year.

Deferred sales charges are listed in the table.

Also, all premium payments made prior to spousal continuation will not be subject to a deferred sales charge. See Spousal continuation.

We don’t impose deferred sales charges on contracts bought by:

•	Guardian Life, its subsidiaries or any of their separate accounts

•	present or retired directors, officers, employees, general agents, or field representatives of Guardian Life or its subsidiaries

•	present or retired directors or officers of any of the Funds

•	present and retired directors, trustees, officers, partners, registered representatives and employees of broker-dealer firms that have written sales agreements with Guardian Investor Services LLC

•	immediate family members of the individuals named above, based on their status at the time the contract was purchased, limited to their:

–	spouses
–	children and grandchildren
–	parents and grandparents
–	brothers and sisters

•	trustees or custodians of any employee benefit plan, IRA, Keogh plan or trust established for the benefit of persons named in the second and third bullets above

Deferred sales

charges

Number of contract years completed from the date of premium payment	Deferred sales charge (%)
0	8
1	7
2	6
3	5
4+	4
5	3
6	2
7+	0

FINANCIAL INFORMATION	PROSPECTUS	73

•

clients of broker-dealers, financial institutions and registered investment advisers that have entered into an agreement with GIAC to participate in fee-based wrap accounts or similar programs to purchase contracts

•

Contract owners who elect the Contract Anniversary Enhanced Death Benefit Option at the time the contract is issued may have surrender charges waived if the contract owner is confined to a long term care facility or hospital for a continuous 90 day period commencing on or after the third contract anniversary or if the contract owner is diagnosed to have a terminal illness at any time while the contract is in force.

Enhanced death benefit expenses

If you choose one of the enhanced death benefit options and it is in effect, you will pay a daily charge based on an annual rate of 0.20%, 0.25% or 0.30% of the net assets of your variable investment options, depending on the option chosen.

Living benefit rider expense

If you choose the living benefit rider and it is in effect, you will pay a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options.

Earnings benefit expense

If you choose the earnings benefit rider and it is in effect, you will pay a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options. This fee is charged even during periods when this rider would not pay any benefits because there are no earnings.

Guaranteed minimum income benefit expense

If you choose the guaranteed minimum income benefit rider and it is in effect, you will pay an annual charge of 0.50% of the guaranteed income base at the time the charge is deducted on each rider anniversary and upon termination of the rider. This charge is deducted from each variable investment option and the fixed-rate option in proportion to the amount of accumulation value in each option. Also, this charge will be deducted even during periods when the rider would provide no benefit on annuitization because the accumulation value is greater than the guaranteed income base.

Guaranteed lifetime withdrawal benefit expense

If you choose this rider and it is in effect, you will pay an annual charge ranging from 0.65% to 2.10%, depending on the option chosen, of the adjusted guaranteed withdrawal balance at the time the charge is deducted on each contract anniversary and prior to payment of any death benefit or the annuitization of the contract. These charges are current charges for this rider, not maximum charges. This charge is deducted from each variable investment option and the fixed-rate option in proportion to the amount of accumulation value in each option.

74	PROSPECTUS	FINANCIAL INFORMATION

Partial Withdrawal Charge

You may make partial withdrawals during the annuity period if you choose one of the two payments to 100 annuity payout options. If you make more than one partial withdrawal in a calendar quarter, you will pay an administrative charge equal to the lesser of $25 or 2% of the amount of the partial withdrawal.

Annuity taxes

Some states and municipalities may charge annuity taxes when premium payments are made or when you begin to receive annuity payments. These taxes currently range up to 3.5% of your premium payments.

In jurisdictions where the annuity tax is incurred when a premium payment is made, we will pay the annuity tax on your behalf and then deduct the same amount from the value of your contract when you surrender it, or on your death, or it is applied under a payout option, whichever is first. We will do this only if permitted by applicable law.

Transfer charge

Currently, we do not charge for transfers. However, we reserve the right to charge up to $25 for each transfer. We will deduct this charge on a proportional basis from the options from which amounts are transferred.

FEDERAL TAX MATTERS

The following summary provides a general description of the Federal income tax considerations associated with the contract. It is not intended to be complete, to cover all tax situations or address state taxation issues. This summary is not intended as tax advice. You should consult a tax adviser for more complete information. This summary is based on our understanding of the present Federal income tax laws. We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (IRS).

We believe that our contracts will qualify as annuity contracts for Federal income tax purposes and the following summary assumes so. Further details are available in the Statement of Additional Information, under the heading Tax Status of the Contracts.

When you invest in an annuity contract, you usually don’t pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

We believe that if you are a natural person you won’t be taxed on increases in the accumulation value of a contract until a distribution occurs or until annuity payments begin. For these purposes, the agreement to assign or pledge any portion of a contract’s accumulation value and, in the case of a qualified contract (described below), any portion of an interest in the qualified plan generally will be treated as a distribution.

Tax advice

Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state tax laws.

Deferring tax

When you invest in an annuity contract, you usually don’t pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

FINANCIAL INFORMATION	PROSPECTUS	75

Employer-

sponsored or independent?

If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

When annuity payments begin, you generally will be taxed only on the investment gains you have earned and not on the payments you made to purchase the contract. Generally, withdrawals from your annuity should only be made once you reach age 59  1/2, die or are disabled; otherwise a 10% tax penalty may be applied against any amounts included in income. Additional exceptions may apply to distributions from a qualified contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

Taxation of non-qualified contracts

Non-natural person – If a non-natural person owns a non-qualified annuity contract, the owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

This following summary generally applies to contracts owned by natural persons.

Withdrawals before the annuity commencement date – When a withdrawal from a non-qualified contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to any excess of the accumulation value immediately before the distribution that exceeds the owner’s investment in the contract. Generally, the owner’s investment in the contract is the amount equal to the premiums or other consideration paid for the contract, reduced by any amounts previously distributed from the contract that were not subject to tax at that time. In the case of a surrender under a non-qualified contract, the amount received generally will be taxable only to the extent it exceeds the owner’s investment in the contract.

If your contract contains a guaranteed minimum withdrawal benefit rider (such as Lifetime AssetAccess, Spousal AssetAccess or Lifetime Focus), the application of certain tax rules, particularly those rules relating to distributions from your contract, are not entirely clear. In view of this uncertainty, you should consult a tax advisor before purchasing a guaranteed minimum withdrawal benefit rider.

It is possible that the IRS may decide to consider the charges you may choose to pay for certain optional benefits offered through the contract (e.g., living benefit rider, earnings benefit rider) to be taxable distributions to you which may also be subject to tax penalties if you are under age 59 1/2. You should consult your tax adviser before selecting any of the optional benefits available under this contract.

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Withdrawals after the annuity commencement date – After annuity payments begin, under Options V-4, F-4 and F-5, the payee has the right to withdraw a portion of the present value of the remaining payments. In a recent ruling, the IRS concluded that a partial withdrawal on or after the annuity starting date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity starting date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax adviser regarding the tax consequences to you of a partial withdrawal under Options V-4, F-4 or F-5. Other rules may apply to partial withdrawals from qualified contracts that elect Options V-4, F-4 or F-5.

Penalty tax on certain withdrawals – In the case of a distribution from a non-qualified contract, a federal tax penalty may be imposed equal to 10% of the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1/2

•	made from an immediate annuity contract

•	made on or after the death of an owner

•	attributable to the taxpayer’s becoming disabled, or

•	made as part of a series of substantially equal periodic payments for the life – or life expectancy – of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under Option V-4, F-4, F-5 or any other option that provides for a period certain annuity in connection with a deferred annuity contract may fail to satisfy this exception and may be subject to the 10% tax penalty.

Other exceptions may apply under certain circumstances. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the penalty tax. In particular, you should consult a tax adviser if you wish to take partial withdrawals in addition to the annuity payments made under an election of Option V-4, F-4 or F-5 in connection with an immediate annuity contract.

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Taxation of

annuity payments

Once your investment in the contract has been fully recovered, the full amount of each annuity payment is subject to tax as ordinary income.

Annuity payments – Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed, and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined so that you recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments begin. However, once your investment in the contract has been fully recovered, the full amount of each annuity payment is subject to tax as ordinary income.

Taxation of death benefits – Amounts may be distributed from a contract because of your death or the death of the annuitant. Generally, such amounts are included in the income of the recipient as follows:

•	if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract

•	if distributed under a payout option, they are taxed in the same way as annuity payments.

Transfers, assignments and contract exchanges – Transferring or assigning ownership of a contract, designating an annuitant other than the owner, selecting certain maturity dates or exchanging a contract may result in certain tax consequences to you that are not outlined here. For example, such transactions may result in federal gift taxes for you and federal and state income taxes for the new owner, annuitant or payee. If you are considering any such transaction, you should consult a professional tax adviser.

Withholding tax – Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally choose not to have tax withheld from distributions.

Separate account charges – It is possible that the IRS may take the position that fees deducted for certain optional benefits are deemed to be taxable distributions to you. In particular, the IRS may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if such withdrawals occur prior to age 59 1/2.

Although we do not believe that the fees associated with any optional benefit provided under the contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the contract.

Multiple contracts – All non-qualified deferred annuity contracts issued by GIAC or its affiliates to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount included in the contract owner’s income when a taxable distribution occurs.

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Taxation of qualified contracts

Qualified arrangements receive tax deferred treatment as a formal retirement or pension plan through provisions of the Internal Revenue Code. There is no added tax deferred benefit of funding such qualified arrangements with tax deferred annuities. While the contract will not provide additional tax benefits, it does provide other features and benefits such as death benefit protection and the possibility for income guaranteed for life.

Your rights under a qualified contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

Individual Retirement Accounts (IRAs) – As defined in Sections 219 and 408 of the Internal Revenue Code, individuals are allowed to make annual contributions to an IRA of up to the lesser of the specified annual amount or 100% of the compensation includable in their gross income. All or a portion of these contributions may be deductible, depending on the person’s income.

Distributions from certain retirement plans may be rolled over into an IRA on a tax-deferred basis without regard to these limits. SIMPLE IRAs under Section 408(p) of the Internal Revenue Code and Roth IRAs under Section 408A, may also be used in connection with variable annuity contracts.

SIMPLE IRAs allow employees to defer a percentage of annual compensation up to a specified annual amount to a retirement plan, if the sponsoring employer makes matching or non-elective contributions that meet the requirements of the Internal Revenue Code. The penalty for a premature distribution from a SIMPLE IRA that occurs within the first two years after the employee begins to participate in the plan is 25%, instead of the usual 10%.

Contributions to Roth IRAs are not tax-deductible and contributions must be made in cash or as a rollover or transfer from another Roth IRA or IRA. A rollover or conversion of an IRA to a Roth IRA may be subject to tax. You may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

Distributions from Roth IRAs are generally not taxed. In addition to the income tax and 10% penalty which generally applies to distributions of earnings made before age 59 1/2, income tax and a 10% penalty will be imposed for any distribution of earnings made from a Roth IRA during the five taxable years starting after you first contribute to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

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Corporate pension and profit-sharing plans – Under Section 401(a) of the Internal Revenue Code, corporate employers are allowed to establish various types of retirement plans for employees, and self-employed individuals are allowed to establish qualified plans for themselves and their employees.

Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means of providing benefit payments, unless the plan complies with all applicable requirements before transferring the contract.

Tax-sheltered annuities – Pursuant to new tax regulations, starting January 1, 2009 the contract is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) contracts. Under Section 403(b) of the Internal Revenue Code, public schools and other eligible employers are allowed to purchase annuity contracts and mutual fund shares through custodial accounts on behalf of employees. Generally, these purchase payments are excluded for tax purposes from employee gross incomes. However, these payments may be subject to FICA (Social Security) taxes.

Distributions of salary reduction contributions and earnings (other than your salary reduction accumulation as of December 31, 1988) are not allowed before age 59  1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. For contracts issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan. Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, withdrawal or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Penalty tax on certain withdrawals – Distributions from certain qualified contracts may be subject to ordinary income taxes and a 10% federal tax penalty on the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1/2

•	made on or after the death of an owner

•	attributable to the taxpayer’s becoming disabled

•	made to pay deductible medical expenses

•	made to pay medical insurance premiums if you are unemployed

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•	made to pay for qualified higher education expenses

•	made for a qualified first time home purchase up to $10,000

•	made as a qualified reservist distribution

•	for IRS levies, or

•	made as part of a series of substantially equal periodic payments for the life or life expectancy of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under Option V-4, F-4, F-5 or any other option that provides for a period certain annuity may fail to satisfy this exception and may be subject to the 10% tax penalty.

Other exceptions may apply under certain circumstances and certain exemptions may not be applicable to certain types of plans. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the tax penalty. In particular, you should consult a tax adviser if you wish to take partial withdrawals in addition to the annuity payments made under an election of Option V-4, F-4 and F-5.

Other tax issues – You should note that the annuity contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the contract value. The death benefit could be viewed as an incidental benefit, the amount of which is limited in any 401(a) or 403(b) plan. Because the death benefit may exceed this limitation, employers using the contract in connection with corporate pension and profit-sharing plans, or tax-sheltered annuities, should consult their tax adviser. The IRS has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as those available under this contract comport with IRA qualification requirements.

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the “investment in the contract” under a qualified contract can be zero.

If your contract contains a guaranteed lifetime withdrawal benefit rider, the application of certain tax rules, particularly those rules relating to distributions from your contract, are not entirely clear. In view of this uncertainty, you should consult a tax advisor before purchasing a guaranteed lifetime withdrawal benefit rider.

Gender-neutral and gender-distinct tables

As a result of a U.S. Supreme Court ruling, employer-related plans must use rate tables that are gender-neutral to calculate annuity purchase rates. We have revised our tables for employer-related plans and filed them in the states where we do business. We will continue to use our gender-distinct tables in all other contracts, unless it is prohibited by state law. In those cases our gender-neutral tables will be used.

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Qualified contracts other than Roth IRAs have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement or consult a tax adviser for more information about these distribution rules. In addition, you should note that distributions made under Option V-4, F-4 or F-5 may not satisfy these minimum distribution rules. If you are attempting to satisfy these rules through partial withdrawals before the annuity commencement date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Consult a tax adviser.

Pension and annuity distributions generally are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. Recipients generally are provided the opportunity to elect not to have tax withheld from distributions. Taxable “eligible rollover distributions” from section 401(a), 403(a), 403(b) and eligible governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, except certain distributions such as distributions required by the Internal Revenue Code, hardship distributions or distributions in a specified annuity form.

The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Federal estate taxes

While no attempt is being made to discuss the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation skipping transfer tax – Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contractowner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

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Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010

The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the “2010 Act”) increases the federal estate tax exemption to $5,000,000 and reduces the federal estate tax rate to 35%; increases the Federal gift tax exemption to $5,000,000 and retains the federal gift tax rate at 35%; and increases the generation-skipping transfer (“GST”) tax exemption to $5,000,000 and reduces the GST tax rate to 35%. Commencing in 2012 , these exemption amounts will be indexed for inflation.

The estate, gift, and GST provisions of the 2010 Act are only effective until December 31, 2012, after which the provisions will sunset, and the federal estate, gift and GST taxes will return to their pre-2001 levels, resulting in significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make these provisions of the 2010 Act permanent, or they may do nothing and allow these 2010 Act provisions to sunset, or they may alter the exemptions and/or applicable tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Medicare Tax

Beginning in 2013, distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

Annuity purchases by nonresident aliens and foreign corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity contract purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchasers country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to an annuity contract purchase.

Our income taxes

At the present time, we make no charge for any federal, state or local taxes – other than the charge for state and local premium taxes that we incur – that may be attributable to the investment divisions of the Separate Account

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or to the contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine are attributable to the investment divisions of the Separate Account or the contracts.

Under current laws in several states, we may incur state and local taxes in addition to premium taxes. These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

The benefit of any foreign tax credits attributable to taxes paid by certain variable investment options to foreign jurisdictions cannot be passed through to you and thus we may benefit from such credits to the extent permitted under federal tax law.

Possible tax law changes

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend this summary as tax advice.

PERFORMANCE RESULTS

From time to time, we may show performance information for the Separate Account’s investment divisions in advertisements, sales literature or other materials provided to existing or prospective contract owners. We may also provide an existing or prospective contract owner with reports which use historical performance on a hypothetical basis to demonstrate how the choice of alternate underlying investment options would have impacted the accumulation value, surrender value and death benefit during the accumulation phase and the amounts of annuity payments during the payout phase of the contract. These materials are based upon historical information and are not necessarily representative of future performance. When we show performance, we’ll always include SEC standard performance, which reflects all fees and charges for specified periods. We may also show non-standard performance, for example, without showing the effect of certain charges such as deferred sales charges.

Among the key performance measures we use are total returns and yields.

Total returns include: average annual total return, total return, and change in accumulation unit value – all of which reflect the change in the value of an investment in an investment division of the Separate Account over a specified period, assuming the reinvestment of all income dividends and capital gains distributions.

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Yield figures may be quoted for investments in shares of the RS Money Market VIP Series and other investment divisions. Current yield is a measure of the income earned on a hypothetical investment over a specified base period of seven days for the RS Money Market VIP Series investment division, and 30 days (or one month) for other investment divisions. Effective yield is another measure which may be quoted by the RS Money Market VIP Series investment division, which assumes that the net investment income earned during a base period will be earned and reinvested for a year. Yields are expressed as a percentage of the value of an accumulation unit at the beginning of the base period. Yields are annualized, which assumes that an investment division will generate the same level of net investment income over a one-year period. However, yields fluctuate daily.

Advertisements and sales literature for the Separate Account’s investment divisions may compare a Fund’s performance to that of investments offered through the separate accounts of other insurance companies that have similar investment objectives or programs. Promotional material may also compare a Fund’s performance to one or more indices of the types of securities which the Fund buys and sells for its portfolio.

Performance comparisons may be illustrated by tables, graphs or charts. Additionally, promotional material may refer to:

•	the types and characteristics of certain securities

•	features of a Fund’s portfolio

•	financial markets

•	historical, current or perceived economic trends, and

•	topics of general investor interest, such as personal financial planning.

In addition, advertisements and sales literature may refer to or reprint all or portions of articles, reports or independent rankings or ratings which relate specifically to the investment divisions or to other comparable investments. However, such material will not be used to indicate future performance.

Advertisements and sales literature about the variable annuity contract and the Separate Account may also refer to ratings given to GIAC by insurance company rating organizations such as:

•	Moody’s Investors Service, Inc.

•	Standard & Poor’s Ratings Group

•	A.M. Best & Co.

•	Duff & Phelps.

These ratings relate only to GIAC’s ability to meet its obligations under the contract’s fixed-rate option and to pay death benefits and living benefits provided under the contract, not to the performance or safety of the variable investment options.

Further information about the performance of each investment division is contained in their respective annual reports, which may be obtained from GIS free of charge.

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YOUR RIGHTS AND RESPONSIBILITIES

TELEPHONIC AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take fund transfer requests and changes in future allocations over the phone. If you would like this privilege, please complete an authorization form, or complete the appropriate section of your application. Once we have your authorization on file, you can authorize permitted transactions over the telephone by calling 1-800-221-3253 between 9:00 a.m. and the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time.

In addition to telephone services, we offer you the ability to use your personal computer to receive documents electronically, review your account information and to perform other specified transactions. If you want to participate in any or all of our electronic programs, we ask that you visit our website for information and registration. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You will not receive paper copies.

Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. You may reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe the registration or instructions to be genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine, we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your account information and PIN number private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to contract administration or is not in the best interests of the contract owners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties we ask you to send your request by regular or express mail and we will process it using the accumulation unit value first calculated after we receive the request. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or non-performance; or any interruption resulting from emergency circumstances.

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VOTING RIGHTS

We own the Fund’s shares, but you may have voting rights in the various Funds. To the extent that we are required by law, we will cast our votes according to the instructions of those contract owners who have an interest in variable investment options investing in Funds holding a shareholder vote, as of the shareholder meeting record date. Those votes for which we receive no instructions will be voted in the same proportion as those we have received instructions for. Because of this proportional voting, a small number of contract owners could control the outcome of the vote. We’ll solicit instructions when the Funds hold shareholder votes. We have the right to restrict contract owner voting instructions if the laws change to allow us to do so.

The owner of the contract has voting rights. Voting rights diminish with the reduction of your contract value. The fixed-rate option has no voting rights.

YOUR RIGHT TO CANCEL THE CONTRACT

During the 10-day period after receiving your contract, the free-look period, you have the right to examine your contract and return it for cancellation if you change your mind about buying it. Longer periods may apply in some states.

In order to cancel your contract, we must receive both the contract and your cancellation notice in good order. You can forward these documents to GIAC’s customer service office or to the registered representative who sold you the contract. If you mail the notice, we consider it received on the postmark date, provided it has been properly addressed and the full postage has been paid.

Upon cancellation, we’ll refund to you:

•

the difference between the gross premiums you paid (including contract fees, annuity taxes and other charges) and the amounts we allocated to the variable investment and fixed-rate options you chose; and

•	the accumulation value of the contract on the date we receive your cancellation.

If state law requires, you will receive the total premium you paid for the contract instead.

INACTIVE CONTRACT

We have the right to cancel the contract and pay you the accumulation value in a lump sum if, prior to the date annuity payments begin, all of the following conditions exist:

•	you have not made any premium payments for two consecutive contract years;

•	the total amount of any premium payments made, less any partial withdrawals, is less than $2,000; and

•	the accumulation value at the end of the second contract year is less than $2,000.

This provision is not applicable in New Jersey.

Free-look period

During the 10-day period after receiving your contract, the free-look period, you have the right to examine your contract and return it for cancellation if you change your mind about buying it.

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DISTRIBUTION OF THE CONTRACT

The variable annuity contract is sold by insurance agents who are licensed by GIAC and who are either registered representatives of Guardian Investor Services LLC (GIS) or of broker-dealer firms that have entered into sales agreements with GIS and GIAC (including Park Avenue Securities LLC, a wholly owned subsidiary of GIAC). GIS and such other broker-dealers are members of the Financial Industry Regulatory Authority (FINRA).

GIAC will generally pay commissions to these individuals or broker-dealer firms for the sale of contracts. When we compensate a firm, the representative responsible for the sale of the contract will receive a portion of the compensation based on the practice of the firm. Commissions may vary, but will not exceed the limits of applicable laws and regulations.

Currently, there are several compensation programs from which these individuals or firms may choose. One compensation program is based on a percentage of the initial contract premium payment of 7%. The other compensation programs provide a lower commission on the initial premium payment but allow for ongoing annual compensation based on a percentage of the contract value. Typically, the additional annual compensation begins only after the completion of a certain number of contract years. Also, additional annual compensation may be payable while certain contract riders are in effect or under variable payout options. The maximum annual compensation possible based on contract value is .75%.

We reserve the right to pay any compensation permissible under applicable state law and regulations, including, for example, additional sales or service compensation while a contract is in force or additional amounts paid in connection with special promotional incentives. In addition, we may compensate certain individuals for the sale of contracts in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. Individuals may also qualify for non-cash compensation such as expense-paid trips and educational seminars.

In addition to the compensation described above, GIAC may make additional cash payments (sometimes called “revenue sharing”) or make reimbursements to some broker-dealers in recognition of their marketing and distribution, transaction processing, and/or administrative services support. Marketing and distribution support services may include, among other services, placement of GIAC’s products on the broker-dealers’ preferred or recommended list, access to the broker-dealers’ registered representatives for purposes of promoting sales of GIAC’s products, assistance in training and education of GIAC’s agents, and opportunities for GIAC to participate in sales conferences and educational seminars. Payments or reimbursements may be calculated as a percentage of the particular broker-dealer’s actual or expected aggregate sales of all of our variable contracts, or assets held within those contracts (generally not

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exceeding .20% of sales or .15% of assets held), and/or may be a fixed dollar amount. Additionally, we may increase the sales compensation paid to broker-dealers for a period of time for the sale of a particular product.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ among firms. Firms and/or individual registered representatives within some firms that participate in one of these compensation arrangements might receive greater compensation for selling this contract than for selling a different annuity contract that is not eligible for these compensation arrangements. As a result, these payments may serve as an incentive for broker-dealers to promote the sale of particular products.

You should ask your registered representative for further information about what commissions or other compensation he or she, or the broker-dealer for whom he or she works, may receive in connection with your purchase of a contract.

If you return your contract under the right to cancel provisions, the representative may have to return some or all of any commissions we have paid.

The fees and charges imposed under the contract defray the costs of commissions and other sales expenses. You are not charged directly for commissions or other compensation paid for the sale of the contract, but those expensed are considered in setting the levels of the charges that you do pay.

The principal underwriter of the contract is GIS, located at 7 Hanover Square, New York, New York 10004.

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OTHER INFORMATION

LEGAL PROCEEDINGS

The Separate Account, GIAC and GIS are not parties to any pending material legal proceeding.

WHERE TO GET MORE INFORMATION

Our Statement of Additional Information (SAI) has more details about the contract described in this prospectus. If you would like a free copy, please call us toll-free at 1-800-221-3253, or write to us at the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

Box 26210

Lehigh Valley, Pennsylvania 18002

The SAI contains the following information:

•	Services to the Separate Account

•	Annuity payments

•	Tax status of the contracts

•	Tax qualified distributions under the guaranteed lifetime withdrawal benefit rider

•	Calculation of Yield Quotations for the RS Money Market VIP Series Investment Division

•	Valuation of assets of the Separate Account

•	Qualified plan transferability restrictions

•	Experts

•	Financial statements

90	PROSPECTUS	OTHER INFORMATION

SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulation period

The period between the issue date of the contract and the annuity commencement date.

Accumulation unit

A measure used to determine the value of a contract owner’s interest under the contract before annuity payments begin.

Accumulation value

The value of all the accumulation units in the variable investment options and/or the fixed-rate option credited to a contract.

Annuitant

The person on whose life the annuity payments are based and on whose death, prior to the annuity commencement date, benefits under the contract are paid.

Annuity commencement date

The date on which annuity payments under the contract begin.

Annuity Payments

Periodic payments, either variable or fixed in nature, made by GIAC to the contract owner at monthly or other periodic intervals after the annuity commencement date.

Annuity unit

A measure used to determine the amount of any variable annuity payment.

Contingent annuitant

A contingent annuitant is the person you name at issue to become the annuitant if the annuitant dies before the annuity commencement date. A contingent annuitant may be named only if the owner and the annuitant are not the same person. Only the owner may change a contingent annuitant.

Contract anniversary date

The annual anniversary measured from the issue date of the contract.

Contract owner

You (or your); the person(s) or entity designated as the owner in the contract.

Funds

The open-end management investment companies, each corresponding to a variable investment option. The Funds are listed on the front cover of this prospectus.

Good order

Notice from any party authorized to initiate a transaction under this contract, received in a format satisfactory to GIAC at its customer service office, that contains all information required by GIAC to process that transaction. In addition, transaction requests must be received on a valuation date no later than the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time, in order to receive that day’s accumulation unit values.

Valuation date

A date on which accumulation unit values are determined. Accumulation unit values are determined on each date on which the New York Stock Exchange or its successor is open for trading. Valuations for any date other than a valuation date will be determined on the next valuation date.

Valuation period

The time period from the determination of one accumulation unit and annuity unit value to the next.

Variable investment options

The Funds underlying the contract are the variable investment options – as distinguished from the fixed-rate option – available for allocations of net premium payments and allocation values.

SPECIAL TERMS USED IN THIS PROSPECTUS	PROSPECTUS	91

APPENDIX A – SUMMARY FINANCIAL INFORMATION

The following two charts containing accumulation unit information for the time periods indicated are derived from the financial statements of Separate Account R, which were audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, for the year ending December 31, 2010. The data in the charts should be read in conjunction with the financial statements, related notes and other financial information for Separate Account R, which are included in the Statement of Additional Information.

The Separate Account commenced operations on March 8, 2004. All accumulation unit values when they first became available began at an accumulation unit value of $10.00. If no data appears for a particular unit value or rider, then that funding option or rider was not available at that time or there were no outstanding accumulation units. The accumulation unit value as indicated for the end of one year is also the accumulation unit value at the beginning of the next year.

Number of accumulation units outstanding at the end of the indicated period:

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
RS Large Cap Alpha VIP Series	2010	3,624,548	36,444	1,112	110,850	111,862	5,624	256,608	5,887
	2009	3,853,593	38,752	1,155	118,702	123,664	11,186	264,338	6,122
	2008	2,854,453	34,156	1,200	100,906	106,776	9,646	148,174	6,568
	2007	1,851,303	22,819	922	32,947	116,809	5,766	129,334	4,219
	2006	974,695	17,682	114	15,381	102,827	6,047	86,308	3,106
	2005	243,591	2,928	118	14,346	104,930	6,276	9,537	3,402
	2004	78,510	858	118	19,433	50,977	221	—	—
RS S&P 500 Index VIP Series	2010	3,140,601	62,702	2,857	137,299	69,118	—	97,016	6,415
	2009	3,284,920	66,093	3,197	146,120	74,658	—	100,638	6,663
	2008	2,938,008	68,976	6,318	161,211	90,922	867	108,751	6,710
	2007	2,454,813	62,908	6,037	131,060	98,755	8,958	100,702	5,538
	2006	1,993,947	64,390	6,643	125,643	99,801	9,282	85,440	5,222
	2005	1,041,208	60,327	7,809	127,068	98,762	9,596	33,273	5,635
	2004	295,705	14,346	4,220	61,258	39,499	1,653	—	—
RS Asset Allocation VIP Series	2010	—	—	—	—	—	—	—	—
	2009	—	—	—	—	—	—	—	—
	2008	288,280	3,039	—	11,701	10,608	235	1,124	—
	2007	289,597	2,750	—	7,533	10,343	202	1,280	—
	2006	267,084	2,839	—	6,268	10,825	203	1,450	—
	2005	249,896	485	—	6,214	10,685	225	123	—
	2004	60,852	480	—	6,933	6,699	227	—	—
RS High Yield Bond VIP Series	2010	1,089,316	21,862	1,950	7,082	38,409	—	18,047	—
	2009	1,097,773	24,741	2,105	7,585	39,887	—	20,570	—
	2008	599,579	30,851	4,094	7,486	42,776	—	20,931	—
	2007	581,455	33,061	3,899	6,375	46,748	—	24,362	—
	2006	533,052	27,121	4,189	2,413	48,410	—	12,387	—
	2005	398,091	17,588	4,463	2,659	48,708	87	1,134	—
	2004	140,339	4,790	2,366	618	9,771	88	—	—
RS Low Duration Bond VIP Series	2010	645,727	9,382	5,520	193,484	28,458	7,535	10,460	4,859
	2009	588,044	10,394	5,187	183,822	23,220	12,157	7,062	4,877
	2008	506,143	13,765	4,414	172,678	26,469	10,980	7,955	4,921
	2007	381,767	5,409	5,899	169,041	16,326	16,267	9,335	5,975
	2006	342,669	5,546	2,616	137,880	18,627	15,894	8,211	6,145
	2005	252,819	3,153	2,476	118,321	18,098	16,094	6,803	7,687
	2004	88,034	5	2,468	60,386	17,330	10,313	—	—
RS Large Cap Value VIP Series	2010	—	—	—	—	—	—	—	—
	2009	—	—	—	—	—	—	—	—
	2008	360,844	13,916	—	23,300	16,479	925	23,948	—
	2007	331,284	17,664	—	20,650	18,460	1,134	23,099	—
	2006	283,735	16,493	—	19,311	20,413	1,164	20,141	—
	2005	144,200	6,225	—	15,055	24,543	3,646	6,482	—
	2004	71,988	—	—	7,106	7,452	3,767	—	—

92	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
RS Partners VIP Series	2010	277,611	7,899	39	20,792	16,940	3,447	42,393	35
	2009	304,507	8,529	42	22,323	17,179	3,392	15,785	36
	2008	303,547	8,490	47	25,254	17,698	3,579	15,850	36
	2007	295,864	8,649	36	25,481	27,205	4,187	16,477	29
	2006	237,522	7,959	38	20,559	30,848	4,002	12,679	31
	2005	159,704	7,759	38	18,724	35,582	9,267	2,470	32
	2004	59,028	2,379	40	14,467	10,684	6,726	—	—
RS Small Cap Growth Equity VIP Series	2010	829,633	33,312	—	45,288	63,397	5,858	52,694	3,980
	2009	879,597	34,745	—	51,355	63,064	5,969	59,979	4,108
	2008	740,879	37,151	—	59,469	72,946	6,471	56,135	4,535
	2007	707,055	39,159	—	44,630	82,566	7,455	45,061	3,580
	2006	637,371	34,272	—	31,187	80,717	7,360	33,555	3,476
	2005	471,914	32,171	—	33,345	78,710	7,839	10,882	3,641
	2004	208,448	14,111	—	24,772	25,421	4,095	—	—
RS International Growth VIP Series	2010	3,430,854	49,814	1,592	102,638	84,414	932	140,608	7,154
	2009	3,589,855	54,207	1,625	112,830	86,991	6,088	151,486	7,309
	2008	3,397,042	62,304	4,365	124,521	95,261	6,343	180,918	7,077
	2007	2,241,625	59,562	4,188	78,100	105,513	5,250	152,882	5,534
	2006	1,668,512	51,997	3,971	57,212	95,953	5,500	121,190	5,040
	2005	687,277	35,683	4,146	46,852	82,927	5,911	33,179	5,228
	2004	165,355	10,120	3,144	23,453	26,788	525	—	—
RS Emerging Markets VIP Series	2010	647,210	34,362	1,886	28,724	48,194	1,984	54,512	3,619
	2009	775,812	26,930	2,047	36,002	56,998	2,188	54,464	3,812
	2008	763,676	29,311	3,032	43,743	56,159	2,173	48,828	5,358
	2007	899,693	33,892	2,211	31,045	70,976	2,175	47,430	2,736
	2006	822,326	39,864	2,838	25,335	78,158	2,828	35,130	2,745
	2005	471,485	22,071	4,038	22,070	56,304	2,895	9,547	2,932
	2004	170,484	5,103	3,197	12,508	23,487	64	—	—
RS Investment Quality Bond VIP Series	2010	11,433,503	168,494	11,585	254,885	114,663	2,233	443,922	14,408
	2009	11,433,661	191,829	11,463	266,033	112,699	11,931	463,165	14,030
	2008	9,095,619	177,802	13,489	262,031	118,406	11,447	429,680	13,598
	2007	10,119,353	216,472	16,604	260,362	129,524	13,634	573,406	15,164
	2006	6,236,027	181,723	16,412	133,154	134,074	13,098	382,539	13,215
	2005	2,133,752	71,274	17,291	101,950	123,491	12,820	100,933	12,312
	2004	235,550	14,374	10,472	61,249	40,739	1,644	—	—
RS MidCap Growth VIP Series	2010	—	—	—	—	—	—	—	—
	2009	—	—	—	—	—	—	—	—
	2008	42,796	—	—	753	—	—	580	—
	2007	1,465	—	—	143	—	—	—	—
RS Global Natural Resources VIP Series	2010	311,300	2,359	653	14,366	19,542	—	9,042	—
	2009	314,290	2,282	714	17,249	19,439	—	5,144	—
	2008	402,930	777	1,074	19,561	8,954	—	5,253	—
	2007	22,253	—	—	—	1,656	—	3,671	—
RS Value VIP Series	2010	25,565	—	—	9,736	2,474	—	4,353	—
	2009	15,804	—	—	11,155	1,589	—	4,038	—
	2008	7,209	—	—	11,312	1,563	—	820	—
	2007	1,836	—	—	73	626	—	825	—
RS Equity Dividend VIP Series	2010	—	—	—	—	—	—	—	—
	2009	—	—	—	—	—	—	—	—
	2008	10,510	27	—	—	—	—	1,200	—
	2007	26,668	—	—	—	—	—	—	—
RS Technology VIP Series	2010	—	—	—	—	—	—	—	—
	2009	—	—	—	—	—	—	—	—
	2008	15,248	—	—	—	—	—	3,047	—
	2007	29,498	—	—	—	—	—	2,157	—

APPENDIX	PROSPECTUS	93

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
RS Money Market VIP Series	2010	1,238,434	24,461	838	21,870	65,168	12,349	17,196	—
	2009	1,837,302	60,090	771	34,263	97,534	12,527	40,936	—
	2008	2,206,417	77,169	648	73,418	180,148	12,496	48,560	—
	2007	2,158,072	55,282	898	17,788	55,745	—	27,262	—
	2006	1,439,914	19,064	919	11,392	67,649	—	22,999	—
	2005	871,346	22,137	1,522	4,151	62,954	—	9,919	—
	2004	684,740	4,827	1,013	4,077	89,377	—	—	—
Gabelli Capital Asset Fund	2010	603,119	43,928	180	67,689	94,447	968	21,790	543
	2009	639,244	46,740	173	76,906	107,487	1,188	26,196	568
	2008	681,709	49,640	177	85,343	116,593	1,229	27,801	581
	2007	734,844	57,795	134	81,169	156,022	2,118	26,521	447
	2006	634,033	60,877	128	65,417	146,629	2,196	23,743	458
	2005	465,804	37,543	122	68,006	138,833	2,772	13,657	504
	2004	219,705	8,966	117	41,301	60,623	2,843	—	—
Value Line Centurion Fund	2010	83,062	6,250	—	98	10,100	586	13,727	—
	2009	87,530	6,251	—	106	10,017	3,388	13,728	—
	2008	87,868	7,315	—	119	9,879	3,607	13,729	—
	2007	89,532	10,675	—	86	9,829	3,692	13,598	—
	2006	75,145	10,395	—	88	9,798	3,821	14,023	—
	2005	58,465	54	—	91	10,330	3,835	1,732	—
	2004	23,402	—	—	94	3,212	935	—	—
Value Line Strategic Asset Management Trust	2010	421,130	7,425	1,186	14,266	35,791	721	22,778	2,039
	2009	449,301	8,322	1,200	17,307	48,536	3,176	25,429	2,186
	2008	484,421	12,682	1,201	26,825	55,722	3,259	38,241	2,324
	2007	531,767	12,393	1,059	27,970	86,141	4,152	41,988	2,014
	2006	534,336	12,294	1,106	29,019	89,366	4,301	44,594	2,269
	2005	448,645	12,335	1,116	25,453	77,048	4,437	10,553	2,527
	2004	149,875	11,245	155	20,805	20,094	2,611	—	—
Invesco V.I. Capital Appreciation Fund Series II (formerly AIM V.I. Capital Appreciation Fund Series II)	2010	1,132,421	23,712	—	37,230	29,626	144	40,656	—
	2009	1,250,967	25,248	—	39,130	31,556	148	42,063	—
	2008	1,293,811	24,369	—	38,607	32,530	157	42,562	—
	2007	1,000,933	18,587	—	29,061	27,140	116	34,962	—
	2006	878,470	23,283	—	24,582	27,916	118	26,762	—
	2005	—	—	—	—	—	—	—	—
	2004	—	—	—	—	—	—	—	—
Invesco V.I. Basic Value Fund Series II (formerly AIM V.I. Basic Value Fund Series II)	2010	120,208	64	—	4,725	55,310	—	5,192	—
	2009	138,191	49	—	4,841	57,277	—	5,226	—
	2008	158,588	30	—	6,801	56,759	—	5,472	—
	2007	175,389	17	—	4,546	56,610	—	6,093	—
	2006	168,038	8	—	4,137	57,940	—	7,190	—
	2005	160,795	—	—	2,586	57,582	—	4,390	—
	2004	79,970	—	—	—	35,458	—	—	—
Invesco V.I. Government Securities Fund Series II (formerly AIM V.I. Government Securities Fund Series II)	2010	360,482	13,201	1,469	23,700	22,761	2,481	5,127	—
	2009	413,160	14,634	1,444	28,717	26,343	2,848	13,594	—
	2008	458,101	25,097	4,196	25,956	30,852	2,488	10,310	—
	2007	354,442	8,513	4,807	32,195	26,365	3,245	6,247	—
	2006	318,502	7,465	4,976	29,490	19,063	3,122	2,840	—
	2005	297,438	6,953	6,295	24,408	14,551	2,965	1,400	—
	2004	60,077	1,024	5,248	17,518	3,149	2,759	—	—

94	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
Invesco V.I. Mid Cap Core Equity Fund Series II (formerly AIM V.I. Mid Cap Core Equity Fund Series II)	2010	117,541	8,726	—	5,993	7,847	—	2,417	—
	2009	138,636	10,050	—	6,279	15,296	—	7,644	—
	2008	156,044	10,231	—	6,815	16,246	—	7,597	—
	2007	142,817	10,645	—	3,498	17,792	—	4,318	—
	2006	130,394	10,900	—	3,053	21,449	—	3,601	—
	2005	100,823	8,873	—	2,614	20,325	—	1,212	—
	2004	32,597	2,245	—	715	7,875	—	—	—
Invesco V.I. Core Equity Fund Series II (formerly AIM V.I. Core Equity Fund Series II)	2010	15,326	517	1,570	1,094	2,196	—	34	—
	2009	13,920	565	1,591	1,394	2,541	—	25	—
	2008	14,105	625	1,592	1,755	2,872	—	15	—
	2007	17,388	674	1,347	896	3,479	—	6	—
	2006	15,496	622	1,385	869	4,012	—	—	—
	2005	19,926	—	2,075	1,210	3,791	—	—	—
	2004	16,528	—	1,038	1,440	3,368	—	—	—
Invesco Van Kampen V.I. Government Fund Class II (formerly Van Kampen Life Investment Trust Government Portfolio Class II)	2010	244,526	10,267	166	30,377	20,022	2,878	4,445	9,199
	2009	278,915	11,199	160	32,657	19,229	2,725	4,530	8,984
	2008	297,639	14,783	144	32,524	20,514	2,388	7,086	7,863
	2007	310,777	14,496	182	47,396	22,467	3,114	4,529	10,216
	2006	267,461	14,568	179	47,058	25,844	2,997	4,793	5,069
	2005	232,084	3,696	173	41,137	26,106	3,384	1,275	4,574
	2004	63,425	—	167	20,485	15,722	3,189	—	—
Invesco Van Kampen V.I. Growth and Income Fund Class II (formerly Van Kampen Life Investment Trust Growth & Income Portfolio Class II)	2010	582,804	17,049	56	30,815	31,588	2,538	42,432	494
	2009	641,240	20,742	45	35,930	36,051	2,700	51,205	499
	2008	739,765	23,414	1,834	42,095	47,957	3,679	54,449	511
	2007	750,404	22,527	1,919	31,869	56,845	11,444	43,304	420
	2006	704,133	23,243	1,987	30,376	49,918	11,920	30,495	443
	2005	507,315	20,299	2,065	28,575	46,011	12,408	16,587	458
	2004	154,814	6,853	2,060	8,666	11,704	5,367	—	—
Alger Capital Appreciation Portfolio Class S (formerly Alger American Capital Appreciation Portfolio Class S)	2010	107,410	1,675	—	275	744	—	7,390	—
	2009	117,963	1,395	—	669	1,066	—	7,447	—
	2008	132,998	1,370	—	1,560	3,169	—	3,998	—
	2007	172,713	1,007	—	1,025	2,836	—	3,759	—
	2006	28,130	1,008	—	1,125	439	—	3,161	—
	2005	13,031	416	—	212	—	—	3	—
	2004	—	—	—	—	—	—	—	—
AllianceBernstein VPS Growth & Income Portfolio Class B	2010	171,152	6,638	920	7,584	16,148	137	12,194	6,087
	2009	183,832	6,586	935	7,760	16,647	141	16,796	6,518
	2008	217,212	6,936	935	9,306	19,410	150	16,292	7,012
	2007	240,477	7,014	804	9,600	25,672	7,127	18,286	5,636
	2006	214,856	5,936	849	9,627	26,539	7,414	12,620	2,382
	2005	174,925	4,874	1,495	8,584	25,676	8,242	7,354	2,651
	2004	109,696	1,246	1,041	4,088	10,206	740	—	—

APPENDIX	PROSPECTUS	95

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
AllianceBernstein VPS Large Cap Growth Portfolio Class B	2010	135,144	5,096	—	15,076	5,243	—	3,054	—
	2009	167,719	5,123	—	15,176	5,513	—	3,100	—
	2008	143,220	5,360	—	15,234	17,289	—	5,390	—
	2007	151,628	5,692	—	6,694	17,646	—	6,052	—
	2006	129,178	5,280	—	4,203	17,974	—	2,409	—
	2005	93,045	2,940	—	3,502	18,652	—	2,390	—
	2004	59,024	—	—	2,522	14,482	—	—	—
AllianceBernstein VPS Global Thematic Growth Portfolio Class B	2010	164,596	950	—	6,926	3,044	—	991	—
	2009	186,308	1,104	—	7,223	2,835	—	1,254	—
	2008	143,236	1,071	—	7,886	5,011	—	1,272	—
	2007	137,896	879	—	4,733	4,195	—	1,761	—
	2006	112,327	854	—	2,406	4,374	—	929	—
	2005	50,834	—	—	2,051	1,820	—	823	—
	2004	26,158	—	—	1,213	36	—	—	—
AllianceBernstein VPS Real Estate Investment Portfolio Class B	2010	258,506	4,993	1,035	18,251	36,882	5,297	12,013	3,036
	2009	268,213	5,435	1,157	13,257	46,896	6,422	12,367	3,100
	2008	310,589	5,288	1,296	17,641	53,072	5,255	14,412	2,344
	2007	364,956	5,277	1,096	29,708	51,413	5,327	14,299	1,576
	2006	551,465	4,070	1,230	25,770	79,551	5,250	9,785	1,587
	2005	515,114	2,398	1,387	27,560	73,150	6,039	3,426	1,627
	2004	222,969	543	—	13,619	31,627	936	—	—
AllianceBernstein VPS Value Portfolio Class B	2010	122,084	2,219	—	14,667	19,403	4,341	16,065	—
	2009	133,077	2,220	—	15,187	19,764	4,608	36,818	—
	2008	162,395	2,221	—	14,203	21,386	4,978	84,269	—
	2007	173,598	2,222	—	10,274	22,943	4,296	71,816	—
	2006	181,806	2,778	—	8,000	22,949	4,343	30,000	—
	2005	106,013	1,677	—	6,576	21,538	4,700	16,686	—
	2004	49,625	829	—	5,593	5,448	5,383	—	—
Davis Financial Portofolio	2010	137,347	3,415	—	4,111	1,247	—	2,803	591
	2009	130,649	3,722	—	4,191	1,248	—	2,930	598
	2008	123,260	2,083	—	3,863	274	—	3,084	638
	2007	127,117	2,022	—	907	274	—	3,218	417
	2006	96,027	1,584	—	648	263	—	256	428
	2005	34,678	2,824	—	—	—	—	—	477
	2004	—	—	—	—	—	—	—	—
Davis Real Estate Portfolio	2010	277,550	19,958	365	25,016	18,465	—	19,278	9,252
	2009	290,358	19,856	380	29,337	19,159	—	26,751	9,588
	2008	262,317	17,171	390	27,935	14,608	—	26,998	10,341
	2007	271,167	17,487	299	27,334	21,714	—	18,692	7,391
	2006	271,468	17,621	—	11,594	24,982	—	13,090	5,651
	2005	108,294	4,775	—	6,260	9,120	—	8,331	6,190
	2004	—	—	—	—	—	—	—	—
Davis Value Portfolio	2010	5,193,583	51,180	497	127,851	32,741	8,434	271,807	2,543
	2009	5,370,059	52,838	517	136,798	34,564	8,733	288,881	2,633
	2008	4,709,220	57,922	532	144,869	36,180	9,317	365,989	2,755
	2007	3,117,480	51,492	408	70,092	75,475	6,547	294,415	432
	2006	2,084,907	39,756	—	33,009	54,692	6,896	226,126	456
	2005	581,839	19,960	—	17,085	22,123	—	64,036	471
	2004	—	—	—	—	—	—	—	—

96	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
Fidelity VIP Balanced Portfolio Service Class 2	2010	369,412	2,627	1,039	19,464	20,327	—	24,174	2,513
	2009	357,210	5,756	1,053	18,208	21,777	—	24,280	2,602
	2008	369,943	5,876	1,048	14,984	24,004	—	11,723	2,722
	2007	372,703	5,941	950	11,871	31,698	—	11,466	434
	2006	339,771	5,989	1,003	14,377	20,564	—	6,681	458
	2005	272,063	6,585	1,020	15,203	21,189	60	715	473
	2004	135,816	6,377	—	8,083	7,268	61	—	—
Fidelity VIP Contrafund Portfolio Service Class 2	2010	9,511,948	124,984	9,177	358,551	138,421	13,236	633,290	16,216
	2009	9,982,914	130,775	9,905	395,497	159,291	14,741	669,977	16,928
	2008	9,896,956	148,404	12,674	437,025	182,829	16,432	718,973	16,809
	2007	6,537,522	144,412	10,845	305,685	223,371	13,866	540,570	13,813
	2006	3,977,456	129,574	10,927	194,854	220,424	14,431	318,391	7,789
	2005	1,848,988	79,739	11,785	144,183	181,285	15,247	87,060	8,091
	2004	642,126	32,224	6,563	60,465	60,439	15,297	—	—
Fidelity VIP Equity-Income Portfolio Service Class 2	2010	2,090,209	45,540	122	88,413	108,538	4,019	70,924	—
	2009	2,168,600	46,580	125	93,689	110,451	4,076	75,856	—
	2008	1,764,010	58,017	142	103,496	120,784	3,802	84,733	—
	2007	1,407,816	51,855	110	84,143	134,713	10,737	83,322	—
	2006	1,197,335	47,956	112	58,277	140,745	10,953	62,073	—
	2005	743,976	28,223	115	56,359	138,484	11,205	30,740	—
	2004	256,930	13,327	116	39,692	71,568	914	—	—
Fidelity VIP Growth Portfolio Service Class 2	2010	150,989	2,693	—	13,360	10,048	4,724	15,487	1,865
	2009	154,165	3,111	—	13,035	11,025	4,789	15,593	1,943
	2008	197,021	3,114	—	14,617	12,009	5,090	16,037	2,044
	2007	209,551	3,156	—	12,979	18,243	3,663	7,270	—
	2006	167,230	3,159	—	14,400	19,473	3,715	1,974	—
	2005	136,709	2,157	—	14,153	19,649	6,014	1,923	—
	2004	79,835	—	—	10,854	4,397	6,748	—	—
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	2010	6,141,473	30,604	7,174	170,856	31,425	5,556	210,205	11,368
	2009	5,978,140	29,957	7,012	168,492	29,161	15,640	213,864	11,498
	2008	4,065,486	28,757	6,336	164,454	37,364	14,867	202,488	11,938
	2007	3,955,216	30,213	7,957	179,342	28,774	18,016	246,972	12,840
	2006	1,891,488	17,237	7,501	104,161	28,410	17,422	140,539	8,383
	2005	354,383	8,725	7,068	82,207	22,129	17,232	4,492	7,591
	2004	81,598	—	4,347	39,683	11,896	6,151	—	—
Fidelity VIP Mid Cap Portfolio Service Class 2	2010	3,787,580	59,805	1,919	91,766	121,290	8,751	368,341	5,622
	2009	4,220,042	65,006	2,366	105,228	136,369	13,820	376,787	5,913
	2008	3,511,305	76,545	4,816	123,544	159,782	16,182	359,750	5,947
	2007	2,411,472	81,026	3,669	96,606	209,596	14,466	257,130	5,591
	2006	1,705,321	66,224	3,857	65,220	223,511	15,197	133,951	5,996
	2005	1,088,794	45,443	4,321	58,321	192,001	16,633	68,341	6,224
	2004	454,147	15,769	2,009	36,499	80,183	9,826	—	—
Templeton Growth Securities Fund Class 2	2010	525,829	13,490	90	19,539	21,136	—	33,452	—
	2009	564,206	14,056	88	21,997	23,378	104	34,364	—
	2008	591,994	17,245	99	21,311	25,979	1,567	36,099	—
	2007	619,792	16,852	70	14,408	30,305	2,686	31,519	—
	2006	578,425	12,712	67	11,901	31,449	2,693	19,388	—
	2005	470,342	9,413	75	10,951	35,089	1,129	11,927	—
	2004	178,837	1,962	78	6,154	23,999	1,135	—	—

APPENDIX	PROSPECTUS	97

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
Franklin Rising Dividends Securities Fund Class 2	2010	1,605,959	24,812	784	50,006	90,309	3,615	114,763	205
	2009	1,733,103	27,072	984	57,905	91,730	3,975	121,984	213
	2008	1,866,552	29,090	1,202	62,347	95,671	6,097	125,510	266
	2007	1,724,660	27,372	967	53,914	110,184	7,692	108,514	187
	2006	914,126	21,137	1,134	29,874	115,992	7,373	35,667	221
	2005	542,038	12,123	1,327	28,851	110,709	5,859	9,180	257
	2004	209,089	2,771	229	13,838	65,738	2,573	—	—
Franklin Small Cap Value Securities Fund Class 2	2010	2,422,835	30,144	—	57,299	77,578	3,107	71,145	3,408
	2009	2,642,219	31,497	—	62,824	80,480	3,007	75,859	4,116
	2008	2,193,609	34,734	—	64,736	84,099	2,880	84,808	4,682
	2007	1,239,653	30,998	—	49,912	92,198	2,883	55,031	3,678
	2006	581,871	22,669	—	13,761	97,672	2,835	17,376	—
	2005	270,878	11,149	—	13,314	87,034	2,838	4,048	—
	2004	91,134	2,358	—	8,631	45,422	—	—	—
MFS Research Bond Series Service Class	2010	167,216	2,009	3,874	70,243	30,817	—	3,987	3,194
	2009	164,923	2,105	3,897	72,930	35,016	464	9,334	3,379
	2008	167,760	4,030	3,747	75,251	40,770	2,178	10,689	3,564
	2007	185,162	3,889	4,898	91,657	43,192	2,267	12,794	4,557
	2006	185,842	7,248	2,976	65,028	33,053	2,259	9,945	4,293
	2005	177,308	6,304	3,000	48,722	26,808	359	139	3,499
	2004	52,457	5,288	—	27,135	10,076	340	—	—
MFS Core Equity Series Service Class	2010	17,696	169	—	1,592	—	—	98	—
	2009	22,123	171	—	1,749	—	—	—	—
	2008	18,081	173	—	1,744	—	—	—	—
	2007	16,675	175	—	905	—	—	—	—
	2006	13,819	94	—	1,031	—	—	—	—
	2005	12,250	8	—	1,074	307	—	—	—
	2004	3,878	—	—	1,705	309	—	—	—
MFS Growth Series Service Class	2010	105,252	—	—	2,488	6,034	—	2,332	—
	2009	103,983	281	—	2,561	5,801	—	2,264	—
	2008	91,886	281	—	2,819	5,463	—	1,896	—
	2007	80,333	282	—	7,091	6,085	—	1,119	—
	2006	70,127	282	—	3,975	5,829	—	179	—
	2005	38,836	245	—	2,888	5,275	—	84	—
	2004	11,726	—	—	1,024	2,463	—	—	—
MFS Investors Trust Series Service Class	2010	60,399	1,721	—	7,491	538	—	357	508
	2009	69,706	1,730	—	7,613	1,390	—	238	513
	2008	70,286	1,980	—	7,541	1,605	—	239	525
	2007	79,906	2,027	—	6,143	1,500	—	323	432
	2006	55,053	1,964	—	4,426	1,402	—	325	455
	2005	37,127	1,149	—	2,658	1,605	—	239	471
	2004	15,808	—	—	505	355	—	—	—
MFS New Discovery Series Service Class	2010	91,900	863	—	10,513	6,160	434	41,902	—
	2009	96,693	372	—	4,814	6,785	513	44,331	—
	2008	90,005	548	—	6,109	6,805	617	35,875	—
	2007	99,174	687	—	4,785	8,879	439	23,224	—
	2006	88,834	454	—	5,300	8,973	486	7,165	—
	2005	56,902	375	—	6,192	8,101	2,854	11,317	—
	2004	36,867	42	—	5,940	5,457	2,893	—	—

98	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
MFS Strategic Income Series Service Class	2010	94,845	535	—	8,588	8,523	1,263	2,762	—
	2009	91,123	95	—	8,367	13,438	6,347	2,831	—
	2008	86,549	121	—	4,258	14,625	6,550	2,943	—
	2007	94,884	76	—	4,154	14,926	5,480	2,517	—
	2006	70,746	76	—	4,833	17,197	5,735	3,806	—
	2005	43,657	34	—	5,651	15,785	5,970	2,454	—
	2004	8,678	—	—	5,837	7,549	231	—	—
MFS Total Return Series Service Class	2010	1,453,384	50,384	10,165	62,135	114,865	13,831	65,197	4,242
	2009	1,640,916	53,719	10,809	67,295	121,041	13,682	67,565	4,541
	2008	1,770,360	65,026	11,745	76,228	133,543	16,133	92,281	4,920
	2007	1,880,704	72,006	9,681	65,557	166,193	16,493	95,884	3,791
	2006	1,735,537	69,726	9,904	52,674	153,913	16,124	83,033	—
	2005	1,535,860	47,823	11,248	60,388	138,717	15,008	46,773	—
	2004	501,500	28,435	5,967	42,328	67,322	2,666	—	—

APPENDIX	PROSPECTUS	99

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

Variable accumulation unit value for an accumulation unit value outstanding throughout the period:

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
RS Large Cap Alpha VIP Series	2010	$13.60	$13.42	$13.18	$13.37	$13.14	$12.91	$13.55	$13.36
	2009	11.79	11.65	11.48	11.62	11.45	11.28	11.78	11.64
	2008	9.57	9.47	9.36	9.45	9.33	9.22	9.58	9.50
	2007	13.79	13.69	13.55	13.66	13.52	13.39	13.86	13.77
	2006	12.15	12.08	11.99	12.06	11.97	11.89	12.25	12.20
	2005	10.51	10.47	10.42	10.46	10.41	10.36	10.63	10.61
	2004	10.23	10.21	10.19	10.21	10.18	10.16	—	—
RS S&P 500 Index VIP Series	2010	11.28	11.12	10.93	11.08	10.89	—	10.68	10.53
	2009	9.97	9.85	9.71	9.82	9.68	—	9.47	9.36
	2008	8.01	7.93	7.84	7.91	7.82	7.72	7.64	7.57
	2007	12.94	12.84	12.71	12.81	12.69	12.56	12.37	12.29
	2006	12.48	12.41	12.31	12.39	12.30	12.21	11.97	11.91
	2005	10.97	10.92	10.87	10.91	10.86	10.81	10.55	10.53
	2004	10.65	10.63	10.60	10.62	10.59	10.57	—	—
RS Asset Allocation VIP Series	2010	—	—	—	—	—	—	—	—
	2009	—	—	—	—	—	—	—	—
	2008	7.82	7.74	—	7.72	7.63	7.53	7.44	—
	2007	12.65	12.55	—	12.52	12.40	12.28	12.08	—
	2006	12.20	12.12	—	12.11	12.02	11.93	11.68	—
	2005	10.92	10.87	—	10.86	10.81	10.76	10.49	—
	2004	10.61	10.59	—	10.59	10.56	10.54	—	—
RS High Yield Bond VIP Series	2010	13.74	13.55	13.32	13.50	13.27	—	12.96	—
	2009	12.26	12.11	11.93	12.08	11.90	—	11.60	—
	2008	9.01	8.92	8.81	8.90	8.79	—	8.55	—
	2007	11.55	11.45	11.34	11.43	11.32	—	10.99	—
	2006	11.58	11.51	11.43	11.49	11.41	—	11.06	—
	2005	10.76	10.72	10.67	10.71	10.66	10.61	10.31	—
	2004	10.57	10.55	10.53	10.55	10.52	10.50	—	—
RS Low Duration Bond VIP Series	2010	11.63	11.47	11.27	11.43	11.23	11.04	11.61	11.45
	2009	11.28	11.15	10.99	11.12	10.95	10.79	11.30	11.17
	2008	10.76	10.66	10.53	10.63	10.50	10.37	10.81	10.71
	2007	10.55	10.46	10.36	10.44	10.34	10.24	10.63	10.55
	2006	10.15	10.09	10.01	10.07	10.00	9.92	10.25	10.21
	2005	9.89	9.85	9.81	9.84	9.80	9.75	10.03	10.01
	2004	9.91	9.89	9.87	9.89	9.87	9.84	—	—
RS Large Cap Value VIP Series	2010	—	—	—	—	—	—	—	—
	2009	—	—	—	—	—	—	—	—
	2008	8.12	8.04	—	8.02	7.92	7.82	7.30	—
	2007	13.79	13.68	—	13.65	13.52	13.39	12.44	—
	2006	13.94	13.86	—	13.84	13.74	13.64	12.62	—
	2005	11.96	11.91	—	11.90	11.84	11.79	10.86	—
	2004	11.07	—	—	11.04	11.02	10.99	—	—
RS Partners VIP Series	2010	13.48	13.29	13.06	13.25	13.02	12.79	12.24	12.07
	2009	10.80	10.67	10.51	10.64	10.48	10.33	9.84	9.72
	2008	7.85	7.77	7.67	7.75	7.65	7.56	7.17	7.10
	2007	12.06	11.97	11.85	11.94	11.83	11.71	11.05	10.98
	2006	12.49	12.42	12.33	12.40	12.31	12.22	11.48	11.43
	2005	11.59	11.55	11.49	11.54	11.48	11.42	10.69	10.67
	2004	11.29	11.27	11.24	11.26	11.23	11.21	—	—
RS Small Cap Growth Equity VIP Series	2010	13.76	13.57	—	13.52	13.29	13.06	13.66	13.46
	2009	10.94	10.81	—	10.78	10.62	10.46	10.90	10.77
	2008	8.10	8.02	—	8.00	7.90	7.80	8.09	8.01
	2007	12.67	12.57	—	12.55	12.43	12.30	12.70	12.61
	2006	12.23	12.16	—	12.14	12.05	11.97	12.29	12.24
	2005	10.59	10.55	—	10.54	10.49	10.44	10.68	10.66
	2004	10.73	10.71	—	10.71	10.68	10.66	—	—

100	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
RS International Growth VIP Series	2010	$14.99	$14.78	$14.52	$14.73	$14.47	$14.22	$13.25	$13.06
	2009	13.32	13.16	12.96	13.12	12.93	12.74	11.81	11.67
	2008	9.72	9.63	9.51	9.60	9.48	9.37	8.65	8.57
	2007	17.40	17.26	17.09	17.22	17.06	16.89	15.52	15.42
	2006	15.35	15.26	15.14	15.23	15.12	15.01	13.73	13.67
	2005	12.62	12.57	12.51	12.55	12.49	12.43	11.32	11.30
	2004	11.03	11.01	10.99	11.01	10.98	10.96	—	—
RS Emerging Markets VIP Series	2010	29.57	29.16	28.66	29.06	28.56	28.06	24.66	24.31
	2009	25.18	24.89	24.52	24.81	24.44	24.08	21.07	20.82
	2008	13.01	12.88	12.73	12.85	12.69	12.54	10.92	10.82
	2007	30.46	30.22	29.92	30.16	29.86	29.57	25.63	25.46
	2006	21.26	21.13	20.98	21.10	20.95	20.79	17.94	17.86
	2005	15.84	15.78	15.70	15.76	15.68	15.61	13.41	13.38
	2004	11.44	11.42	11.39	11.41	11.38	11.36	—	—
RS Investment Quality Bond VIP Series	2010	12.68	12.50	12.29	12.46	12.25	12.03	12.34	12.17
	2009	11.94	11.80	11.63	11.77	11.59	11.42	11.66	11.53
	2008	10.90	10.79	10.66	10.76	10.63	10.50	10.68	10.58
	2007	11.01	10.92	10.81	10.90	10.79	10.69	10.81	10.74
	2006	10.52	10.45	10.38	10.44	10.36	10.29	10.36	10.32
	2005	10.24	10.20	10.15	10.19	10.14	10.09	10.12	10.10
	2004	10.15	10.13	10.11	10.13	10.11	10.08	—	—
RS MidCap Growth VIP Series	2010	—	—	—	—	—	—	—	—
	2009	—	—	—	—	—	—	—	—
	2008	4.75	—	—	4.73	—	—	4.73	—
	2007	9.80	—	—	9.79	—	—	—	—
RS Global Natural Resources VIP Series	2010	10.84	10.77	10.68	10.75	10.66	—	10.73	—
	2009	8.68	8.64	8.58	8.62	8.57	—	8.61	—
	2008	5.85	5.83	5.81	5.83	5.81	—	5.82	—
	2007	10.68	—	—	—	10.66	—	10.67	—
RS Value VIP Series	2010	9.03	—	—	8.95	8.88	—	8.94	—
	2009	7.28	—	—	7.23	7.19	—	7.22	—
	2008	5.53	—	—	5.51	5.49	—	5.51	—
	2007	9.43	—	—	9.42	9.41	—	9.42	—
RS Equity Dividend VIP Series	2010	—	—	—	—	—	—	—	—
	2009	—	—	—	—	—	—	—	—
	2008	5.45	5.44	—	—	—	—	5.43	—
	2007	9.34	—	—	—	—	—	—	—
RS Technology VIP Series	2010	—	—	—	—	—	—	—	—
	2009	—	—	—	—	—	—	—	—
	2008	4.96	—	—	—	—	—	4.93	—
	2007	10.33	—	—	—	—	—	10.31	—
RS Money Market VIP Series	2010	10.46	10.31	10.13	10.28	10.10	9.92	10.32	—
	2009	10.61	10.48	10.33	10.45	10.30	10.14	10.50	—
	2008	10.76	10.65	10.52	10.63	10.49	10.36	10.68	—
	2007	10.70	10.61	10.51	10.59	10.49	—	10.66	—
	2006	10.37	10.31	10.23	10.29	10.21	—	10.36	—
	2005	10.06	10.02	9.97	10.01	9.97	—	10.08	—
	2004	9.94	9.92	9.90	9.92	9.90	—	—	—
Gabelli Capital Asset Fund	2010	14.10	13.91	13.67	13.86	13.62	13.39	13.14	12.95
	2009	11.02	10.89	10.73	10.85	10.69	10.54	10.30	10.17
	2008	8.30	8.22	8.12	8.20	8.10	8.00	7.78	7.71
	2007	14.14	14.03	13.89	14.00	13.86	13.73	13.29	13.20
	2006	13.15	13.07	12.97	13.05	12.95	12.86	12.39	12.34
	2005	10.94	10.90	10.84	10.89	10.83	10.78	10.35	10.33
	2004	10.88	10.86	10.83	10.85	10.83	10.80	—	—

APPENDIX	PROSPECTUS	101

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
Value Line Centurion Fund	2010	$9.52	$9.39	$—	$9.36	$9.19	$9.04	$9.03	$—
	2009	7.68	7.59	—	7.57	7.46	7.35	7.31	—
	2008	7.02	6.95	—	6.93	6.85	6.76	6.69	—
	2007	14.04	13.93	—	13.90	13.76	13.63	13.43	—
	2006	11.80	11.73	—	11.71	11.63	11.54	11.32	—
	2005	11.53	11.48	—	11.47	11.42	11.36	11.10	—
	2004	10.72	—	—	10.70	10.67	10.64	—	—
Value Line Strategic Asset Management Trust	2010	13.26	13.07	12.85	13.03	12.80	12.58	12.06	11.88
	2009	11.68	11.54	11.37	11.50	11.33	11.17	10.65	10.53
	2008	9.78	9.68	9.56	9.66	9.54	9.42	8.95	8.86
	2007	14.05	13.94	13.81	13.92	13.78	13.64	12.90	12.81
	2006	12.37	12.30	12.21	12.28	12.19	12.10	11.39	11.34
	2005	11.75	11.70	11.64	11.69	11.63	11.58	10.84	10.82
	2004	10.93	10.91	10.88	10.90	10.88	10.85	—	—
Invesco V.I. Capital Appreciation Fund Series II (formerly AIM V.I. Capital Appreciation Fund Series II)	2010	9.49	9.36	—	9.33	9.17	9.01	9.48	—
	2009	8.36	8.26	—	8.24	8.11	7.99	8.37	—
	2008	7.03	6.96	—	6.94	6.85	6.77	7.06	—
	2007	12.43	12.33	—	12.31	12.19	12.07	12.53	—
	2006	11.29	11.22	—	11.20	11.12	11.04	11.41	—
	2005	—	—	—	—	—	—	—	—
	2004	—	—	—	—	—	—	—	—
Invesco V.I. Basic Value Fund Series II (formerly AIM V.I. Basic Value Fund Series II)	2010	8.93	8.81	—	8.78	8.63	—	8.40	—
	2009	8.48	8.37	—	8.35	8.23	—	7.99	—
	2008	5.82	5.76	—	5.75	5.68	—	5.51	—
	2007	12.28	12.18	—	12.16	12.04	—	11.65	—
	2006	12.29	12.22	—	12.20	12.11	—	11.70	—
	2005	11.05	—	—	10.99	10.94	—	10.54	—
	2004	10.63	—	—	—	10.58	—	—	—
Invesco V.I. Government Securities Fund Series II (formerly AIM V.I. Government Securities Fund Series II)	2010	11.98	11.82	11.61	11.78	11.57	11.37	11.82	—
	2009	11.57	11.43	11.26	11.40	11.23	11.06	11.45	—
	2008	11.77	11.65	11.51	11.63	11.48	11.34	11.68	—
	2007	10.67	10.58	10.48	10.56	10.46	10.35	10.62	—
	2006	10.20	10.14	10.07	10.13	10.05	9.98	10.19	—
	2005	10.02	9.98	9.93	9.97	9.92	9.88	10.04	—
	2004	10.03	10.01	9.99	10.00	9.98	9.96	—	—
Invesco V.I. Mid Cap Core Equity Fund Series II (formerly AIM V.I. Mid Cap Core Equity Fund Series II)	2010	13.71	13.52	—	13.48	13.24	—	12.37	—
	2009	12.23	12.08	—	12.05	11.87	—	11.06	—
	2008	9.56	9.46	—	9.44	9.32	—	8.67	—
	2007	13.60	13.49	—	13.46	13.33	—	12.37	—
	2006	12.62	12.55	—	12.53	12.44	—	11.52	—
	2005	11.54	11.50	—	11.49	11.43	—	10.57	—
	2004	10.92	10.90	—	10.89	10.87	—	—	—

102	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
Invesco V.I. Core Equity Fund Series II (formerly AIM V.I. Core Equity Fund Series II)	2010	$11.90	$11.74	$11.54	$11.70	$11.50	$—	$11.64	$—
	2009	11.06	10.93	10.76	10.89	10.73	—	10.84	—
	2008	8.77	8.68	8.57	8.66	8.55	—	8.62	—
	2007	12.77	12.67	12.54	12.64	12.52	—	12.59	—
	2006	12.01	11.94	11.85	11.92	11.83	—	—	—
	2005	10.60	—	10.51	10.55	10.50	—	—	—
	2004	10.21	—	10.16	10.18	10.16	—	—	—
Invesco Van Kampen V.I. Government Fund Class II (formerly Van Kampen Life Investment Trust Government Portfolio Class II)	2010	11.40	11.25	11.05	11.21	11.01	10.82	11.03	10.87
	2009	11.03	10.90	10.74	10.87	10.71	10.55	10.70	10.58
	2008	11.10	10.99	10.85	10.96	10.83	10.69	10.80	10.70
	2007	11.10	11.01	10.90	10.99	10.88	10.77	10.83	10.75
	2006	10.52	10.46	10.38	10.44	10.37	10.29	10.30	10.25
	2005	10.35	10.31	10.26	10.30	10.25	10.20	10.16	10.15
	2004	10.17	—	10.13	10.15	10.12	10.10	—	—
Invesco Van Kampen V.I. Growth and Income Fund Class II (formerly Van Kampen Life Investment Trust Growth & Income Portfolio Class II)	2010	12.42	12.25	12.04	12.20	11.99	11.79	11.09	10.93
	2009	11.23	11.10	10.94	11.07	10.90	10.74	10.06	9.94
	2008	9.18	9.09	8.98	9.07	8.96	8.85	8.25	8.17
	2007	13.75	13.64	13.50	13.61	13.48	13.35	12.39	12.30
	2006	13.61	13.53	13.43	13.51	13.41	13.31	12.30	12.24
	2005	11.90	11.86	11.80	11.85	11.79	11.73	10.79	10.77
	2004	11.01	10.99	10.96	10.98	10.96	10.93	—	—
Alger Capital Appreciation Portfolio Class S (formerly Alger American Capital Appreciation Portfolio Class S)	2010	16.05	15.87	—	15.83	15.60	—	15.78	—
	2009	14.34	14.20	—	14.17	14.00	—	14.14	—
	2008	9.65	9.58	—	9.56	9.48	—	9.55	—
	2007	17.90	17.80	—	17.78	17.66	—	17.75	—
	2006	13.64	13.59	—	13.58	13.52	—	13.57	—
	2005	11.63	11.61	—	11.61	—	—	11.61	—
	2004	—	—	—	—	—	—	—	—
AllianceBernstein VPS Growth & Income Portfolio Class B	2010	10.18	10.04	9.86	10.00	9.83	9.66	9.39	9.26
	2009	9.16	9.05	8.91	9.02	8.89	8.76	8.48	8.38
	2008	7.72	7.64	7.55	7.62	7.53	7.44	7.17	7.10
	2007	13.21	13.10	12.98	13.08	12.95	12.82	12.30	12.22
	2006	12.78	12.71	12.61	12.69	12.59	12.50	11.94	11.89
	2005	11.09	11.04	10.99	11.03	10.98	10.93	10.39	10.37
	2004	10.76	10.73	10.71	10.73	10.70	10.68	—	—
AllianceBernstein VPS Large Cap Growth Portfolio Class B	2010	11.14	10.99	—	10.95	10.76	—	11.43	—
	2009	10.30	10.17	—	10.14	9.99	—	10.59	—
	2008	7.62	7.55	—	7.53	7.43	—	7.86	—
	2007	12.85	12.75	—	12.72	12.60	—	13.29	—
	2006	11.48	11.41	—	11.39	11.31	—	11.91	—
	2005	11.72	11.67	—	11.66	11.61	—	12.20	—
	2004	10.36	—	—	10.33	10.31	—	—	—

APPENDIX	PROSPECTUS	103

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
AllianceBernstein VPS Global Thematic Growth Portfolio Class B	2010	$11.13	$10.98	$—	$10.94	$10.75	$—	$12.85	$—
	2009	9.52	9.41	—	9.38	9.24	—	11.03	—
	2008	6.31	6.25	—	6.23	6.16	—	7.33	—
	2007	12.19	12.09	—	12.07	11.95	—	14.20	—
	2006	10.32	10.25	—	10.24	10.16	—	12.06	—
	2005	9.66	—	—	9.61	9.56	—	11.32	—
	2004	9.45	—	—	9.43	9.41	—	—	—
AllianceBernstein VPS Real Estate Investment Portfolio Class B	2010	16.44	16.21	15.93	16.15	15.88	15.60	13.17	12.98
	2009	13.23	13.08	12.88	13.04	12.84	12.65	10.63	10.51
	2008	10.39	10.29	10.16	10.26	10.14	10.01	8.37	8.30
	2007	16.43	16.30	16.14	16.27	16.11	15.95	13.28	13.19
	2006	19.56	19.44	19.30	19.41	19.27	19.13	15.86	15.79
	2005	14.71	14.66	14.58	14.64	14.57	14.50	11.97	11.94
	2004	13.40	13.38	—	13.37	13.34	13.31	—	—
AllianceBernstein VPS Value Portfolio Class B	2010	9.64	9.51	—	9.47	9.31	9.15	8.86	—
	2009	8.78	8.68	—	8.65	8.52	8.40	8.09	—
	2008	7.36	7.29	—	7.27	7.18	7.09	6.80	—
	2007	12.66	12.56	—	12.54	12.41	12.29	11.74	—
	2006	13.41	13.33	—	13.31	13.21	13.11	12.46	—
	2005	11.24	11.20	—	11.19	11.13	11.08	10.48	—
	2004	10.81	10.79	—	10.79	10.76	10.74	—	—
Davis Financial Portfolio	2010	9.66	9.55	—	9.52	9.39	—	9.50	9.36
	2009	8.82	8.74	—	8.72	8.62	—	8.70	8.60
	2008	6.34	6.30	—	6.28	6.22	—	6.27	6.21
	2007	12.00	11.93	—	11.92	11.84	—	11.90	11.82
	2006	12.96	12.91	—	12.90	12.85	—	12.89	12.84
	2005	11.10	11.08	—	—	—	—	—	11.05
	2004	—	—	—	—	—	—	—	—
Davis Real Estate Portfolio	2010	10.62	10.50	10.35	10.47	10.32	—	10.44	10.29
	2009	9.01	8.92	8.82	8.90	8.80	—	8.88	8.77
	2008	6.94	6.89	6.82	6.87	6.81	—	6.86	6.80
	2007	13.26	13.19	13.10	13.17	13.08	—	13.15	13.06
	2006	15.92	15.87	—	15.85	15.79	—	15.84	15.77
	2005	12.02	12.01	—	12.00	11.98	—	12.00	11.98
	2004	—	—	—	—	—	—	—	—
Davis Value Portfolio	2010	10.68	10.56	10.41	10.53	10.38	10.23	10.50	10.35
	2009	9.61	9.52	9.41	9.50	9.39	9.28	9.48	9.37
	2008	7.44	7.38	7.31	7.37	7.30	7.23	7.35	7.29
	2007	12.65	12.58	12.49	12.56	12.47	12.39	12.54	12.46
	2006	12.26	12.22	—	12.21	12.16	12.11	12.20	12.15
	2005	10.82	10.80	—	10.80	10.78	—	10.80	10.78
	2004	—	—	—	—	—	—	—	—
Fidelity VIP Balanced Portfolio Service Class 2	2010	12.85	12.67	12.45	12.63	12.41	—	12.62	12.44
	2009	11.07	10.94	10.78	10.91	10.75	—	10.91	10.78
	2008	8.12	8.04	7.94	8.02	7.92	—	8.02	7.95
	2007	12.51	12.42	12.29	12.39	12.27	—	12.40	12.32
	2006	11.68	11.61	11.53	11.59	11.51	—	11.61	11.56
	2005	10.63	10.59	10.54	10.58	10.53	10.48	10.60	10.58
	2004	10.22	10.20	—	10.20	10.17	10.15	—	—

104	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
Fidelity VIP Contrafund Portfolio Service Class 2	2010	$14.14	$13.95	$13.71	$13.90	$13.66	$13.42	$12.47	$12.29
	2009	12.27	12.13	11.95	12.09	11.91	11.74	10.86	10.73
	2008	9.19	9.10	8.99	9.08	8.97	8.86	8.16	8.08
	2007	16.28	16.15	15.99	16.12	15.96	15.80	14.48	14.39
	2006	14.08	14.00	13.89	13.98	13.87	13.77	12.57	12.51
	2005	12.82	12.77	12.71	12.76	12.70	12.64	11.48	11.46
	2004	11.15	11.13	11.11	11.13	11.10	11.07	—	—
Fidelity VIP Equity-Income Portfolio Service Class 2	2010	10.79	10.64	10.45	10.60	10.42	10.24	10.08	—
	2009	9.53	9.41	9.27	9.38	9.25	9.11	8.93	—
	2008	7.44	7.37	7.28	7.35	7.26	7.17	7.00	—
	2007	13.20	13.10	12.97	13.07	12.95	12.82	12.45	—
	2006	13.23	13.15	13.06	13.13	13.04	12.94	12.51	—
	2005	11.19	11.15	11.10	11.14	11.09	11.03	10.62	—
	2004	10.76	10.74	10.71	10.73	10.71	10.68	—	—
Fidelity VIP Growth Portfolio Service Class 2	2010	10.42	10.28	—	10.24	10.06	9.89	11.25	11.09
	2009	8.54	8.43	—	8.41	8.29	8.16	9.24	9.13
	2008	6.77	6.70	—	6.69	6.60	6.52	7.35	7.28
	2007	13.04	12.93	—	12.91	12.78	12.65	14.20	—
	2006	10.44	10.38	—	10.37	10.29	10.21	11.41	—
	2005	9.94	9.90	—	9.89	9.85	9.80	10.89	—
	2004	9.56	—	—	9.54	9.52	9.50	—	—
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	2010	12.33	12.16	11.95	12.11	11.91	11.70	12.04	11.86
	2009	11.63	11.49	11.32	11.46	11.29	11.12	11.39	11.26
	2008	10.22	10.12	9.99	10.09	9.97	9.85	10.04	9.95
	2007	10.74	10.66	10.55	10.64	10.53	10.43	10.58	10.51
	2006	10.47	10.41	10.34	10.40	10.32	10.24	10.35	10.30
	2005	10.21	10.17	10.12	10.16	10.11	10.06	10.11	10.10
	2004	10.16	—	10.12	10.14	10.11	10.09	—	—
Fidelity VIP Mid Cap Portfolio Service Class 2	2010	18.12	17.87	17.56	17.80	17.50	17.20	14.90	14.69
	2009	14.30	14.13	13.92	14.09	13.88	13.67	11.79	11.65
	2008	10.38	10.28	10.15	10.25	10.13	10.00	8.59	8.51
	2007	17.44	17.31	17.14	17.27	17.10	16.93	14.47	14.38
	2006	15.35	15.26	15.14	15.23	15.12	15.01	12.77	12.72
	2005	13.85	13.80	13.73	13.79	13.72	13.65	11.56	11.54
	2004	11.91	11.89	11.86	11.88	11.86	11.83	—	—
Templeton Growth Securities Fund Class 2	2010	11.21	11.06	10.87	11.02	10.83	10.64	9.83	—
	2009	10.59	10.47	10.31	10.44	10.28	10.13	9.31	—
	2008	8.20	8.12	8.02	8.10	8.00	7.90	7.23	—
	2007	14.43	14.31	14.17	14.28	14.14	14.00	12.76	—
	2006	14.30	14.22	14.11	14.20	14.09	13.99	12.69	—
	2005	11.91	11.87	11.81	11.86	11.80	11.74	10.60	—
	2004	11.11	11.08	11.06	11.08	11.05	11.03	—	—
Franklin Rising Dividends Securities Fund Class 2	2010	12.09	11.92	11.71	11.88	11.67	11.47	11.34	11.17
	2009	10.17	10.05	9.90	10.02	9.87	9.72	9.56	9.45
	2008	8.79	8.70	8.60	8.68	8.58	8.47	8.29	8.22
	2007	12.24	12.14	12.02	12.12	12.00	11.88	11.58	11.50
	2006	12.76	12.69	12.59	12.67	12.57	12.48	12.11	12.06
	2005	11.06	11.01	10.96	11.00	10.95	10.89	10.52	10.51
	2004	10.85	10.83	10.80	10.82	10.79	10.77	—	—

APPENDIX	PROSPECTUS	105

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
Franklin Small Cap Value Securities Fund Class 2	2010	$15.02	$14.82	$—	$14.77	$14.51	$14.26	$12.60	$12.42
	2009	11.89	11.75	—	11.71	11.54	11.37	10.00	9.89
	2008	9.34	9.25	—	9.23	9.11	9.00	7.88	7.81
	2007	14.15	14.04	—	14.01	13.87	13.74	11.98	11.90
	2006	14.71	14.62	—	14.60	14.49	14.39	12.49	—
	2005	12.76	12.71	—	12.70	12.64	12.57	10.86	—
	2004	11.90	11.88	—	11.88	11.85	—	—	—
MFS Research Bond Series Service Class	2010	12.44	12.27	12.06	12.23	12.02	11.81	12.05	11.88
	2009	11.78	11.64	11.47	11.60	11.43	11.26	11.44	11.31
	2008	10.31	10.21	10.08	10.18	10.06	9.93	10.05	9.95
	2007	10.75	10.66	10.56	10.64	10.54	10.43	10.50	10.43
	2006	10.49	10.43	10.35	10.41	10.34	10.26	10.29	10.24
	2005	10.26	10.22	10.17	10.21	10.16	10.11	10.09	10.07
	2004	10.28	10.26	—	10.26	10.23	10.21	—	—
MFS Core Equity Series Service Class	2010	11.59	11.43	—	11.39	—	—	11.23	—
	2009	10.06	9.94	—	9.91	—	—	—	—
	2008	7.72	7.64	—	7.62	—	—	—	—
	2007	12.91	12.81	—	12.78	—	—	—	—
	2006	11.82	11.75	—	11.73	—	—	—	—
	2005	10.56	10.52	—	10.51	10.46	—	—	—
	2004	10.56	—	—	10.54	10.51	—	—	—
MFS Growth Series Service Class	2010	13.51	—	—	13.27	13.04	—	13.38	—
	2009	11.92	11.77	—	11.74	11.57	—	11.84	—
	2008	8.80	8.72	—	8.70	8.59	—	8.78	—
	2007	14.31	14.19	—	14.16	14.03	—	14.30	—
	2006	12.01	11.94	—	11.92	11.83	—	12.04	—
	2005	11.32	11.28	—	11.27	11.21	—	11.39	—
	2004	10.55	—	—	10.52	10.50	—	—	—
MFS Investors Trust Series Service Class	2010	12.21	12.04	—	12.00	11.79	—	11.39	11.23
	2009	11.17	11.04	—	11.01	10.85	—	10.45	10.33
	2008	8.96	8.87	—	8.85	8.74	—	8.41	8.33
	2007	13.62	13.51	—	13.49	13.35	—	12.82	12.73
	2006	12.56	12.49	—	12.47	12.38	—	11.86	11.81
	2005	11.31	11.26	—	11.25	11.20	—	10.71	10.69
	2004	10.72	—	—	10.70	10.67	—	—	—
MFS New Discovery Series Service Class	2010	14.20	14.00	—	13.95	13.71	13.47	16.16	—
	2009	10.60	10.47	—	10.44	10.28	10.13	12.10	—
	2008	6.60	6.53	—	6.52	6.44	6.36	7.56	—
	2007	11.07	10.99	—	10.96	10.86	10.75	12.72	—
	2006	10.99	10.92	—	10.91	10.83	10.75	12.66	—
	2005	9.87	9.83	—	9.82	9.78	9.73	11.41	—
	2004	9.54	9.52	—	9.52	9.49	9.47	—	—
MFS Strategic Income Series Service Class	2010	12.78	12.60	—	12.56	12.34	12.13	12.18	—
	2009	11.81	11.67	—	11.63	11.46	11.29	11.29	—
	2008	9.67	9.58	—	9.55	9.44	9.32	9.28	—
	2007	11.19	11.10	—	11.08	10.97	10.86	10.76	—
	2006	10.98	10.91	—	10.90	10.82	10.74	10.59	—
	2005	10.47	10.43	—	10.42	10.37	10.32	10.13	—
	2004	10.45	—	—	10.43	10.40	10.38	—	—

106	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
MFS Total Return Series Service Class	2010	$11.73	$11.57	$11.37	$11.53	$11.33	$11.13	$10.86	$10.71
	2009	10.86	10.73	10.57	10.70	10.54	10.38	10.08	9.96
	2008	9.36	9.26	9.15	9.24	9.13	9.02	8.72	8.64
	2007	12.22	12.13	12.01	12.10	11.98	11.87	11.42	11.34
	2006	11.93	11.86	11.78	11.85	11.76	11.67	11.18	—
	2005	10.85	10.81	10.75	10.80	10.74	10.69	10.20	—
	2004	10.73	10.71	10.68	10.70	10.68	10.65	—	—

APPENDIX	PROSPECTUS	107

INDIVIDUAL FLEXIBLE PREMIUM

DEFERRED VARIABLE

ANNUITY CONTRACT

Issued Through The Guardian Separate Account R of

The Guardian Insurance & Annuity Company, Inc.

Statement of Additional Information dated May 1, 2011

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for The Guardian Separate Account R (marketed under the name “The Guardian Investor Asset Builder”) dated May 1, 2011.

A free Prospectus is available upon request by writing or calling:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26210

Lehigh Valley, Pennsylvania 18002

1-800-221-3253

Read the Prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.

EB-014515    5/04

B-1

SERVICES TO THE SEPARATE ACCOUNT

The Guardian Insurance & Annuity Company, Inc. (“GIAC”) maintains the books and records of The Guardian Separate Account R (the “Separate Account”). GIAC, a wholly owned subsidiary of The Guardian Life Insurance Company of America, acts as custodian of the assets of the Separate Account. GIAC bears all expenses incurred in the operations of the Separate Account, except the mortality and expense risk charge and the administrative charge (as described in the Prospectus), which are borne by the contract owner.

Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of GIAC, serves as principal underwriter for the Separate Account pursuant to a distribution and service agreement between GIAC and GIS. The contracts are offered continuously and are sold by GIAC insurance agents who are registered representatives of either Park Avenue Securities LLC (“PAS”) or of other broker-dealers which have selling agreements with GIS and GIAC. In the years 2010, 2009 and 2008, GIAC paid commissions through GIS and PAS with respect to the sales of variable annuity contracts in the amount of $58,532,089, $60,566,342 and $30,234,049, respectively.

ANNUITY PAYMENTS

The objective of the contracts is to provide benefit payments (known as annuity payments) which will increase at a rate sufficient to maintain purchasing power at a constant level. For this to occur, the actual net investment return must exceed the assumed investment return by an amount equal to the rate of inflation. Of course, no assurance can be made that this objective will be met. If the assumed interest return were to be increased, benefit payments would start at a higher level but would increase more slowly or decrease more rapidly. Likewise, a lower assumed interest return would provide a lower initial payment with greater increases or lesser decreases in subsequent annuity payments.

Value of an Annuity Unit: The value of an annuity unit is determined independently for each of the Variable Investment Options. For any valuation period, the value of an annuity unit is equal to the value for the immediately preceding valuation period multiplied by the annuity change factor for the current Valuation Period. The annuity unit value for a valuation period is the value determined as of the end of such period. The annuity change factor is equal to the net investment factor for the same valuation period adjusted to neutralize the assumed investment return used in determining the annuity payments. The net investment factor is reduced by (a) the mortality and expense risk charges, (b) administrative expenses and (c) if applicable, any optional benefit rider charge on an annual basis during the life of the contract. The dollar amount of any payment due after the first payment under a Variable Investment Option will be determined by multiplying the number of annuity units by the value of an annuity unit for the valuation period ending ten (10) days prior to the valuation period in which the payment is due.

Determination of the First Annuity Payment: At the time annuity payments begin, the value of the contract owner’s account is determined by multiplying the appropriate variable or fixed accumulation unit value on the valuation period ten (10) days before the date the first variable or fixed annuity payment is due by the corresponding number of variable or fixed accumulation units credited to the contract owner’s account as of the date the first annuity payment is due, less any applicable premium taxes not previously deducted.

The contracts contain tables reflecting the dollar amount of the first monthly payment which can be purchased with each $1,000 of value accumulated under the contract. The amounts depend on the variable or fixed annuity payout option selected, the mortality table used under the contract (the 1983 Individual Mortality Table projected using Scale G) and the nearest age of the Annuitant. The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. Currently, we are using annuity purchase rates we believe to be more favorable to you than those in your contract. We may change these rates from time to time, but the rate will never be less favorable to you than those guaranteed in your contract.

Determination of the Second and Subsequent Variable Annuity Payments: The amount of the second and subsequent variable annuity payments is determined by multiplying the number of annuity units by the appropriate annuity unit value as of the valuation period ten (10) days prior to the day such payment is due. The number of annuity units under a contract is determined by dividing the first variable annuity payment by the value of the appropriate annuity unit on the date of such payment. This number of annuity units remains fixed during the variable annuity payment period, provided no transfers among the Variable Investment Options are made. If a transfer among the Variable Investment Options is made, the number of annuity units will be adjusted accordingly.

B-2

The assumed investment return under the contract is the measuring point for subsequent variable annuity payments. If the actual net investment return (on an annual basis) remains equal to the assumed investment return, the variable annuity payments will remain constant in amount. If the actual net investment return exceeds the assumed investment return selected, the variable annuity payment will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than the assumed investment return selected, variable annuity payments will decrease.

We may provide a contract owner with a personalized report to demonstrate how these calculations would have impacted the income stream had the contract owner annuitized the contract at some time in the past. This report is based on historical information and is not necessarily representative of future performance.

TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Internal Revenue Code of 1986, as amended (“Code”) requires that the investments of each investment division of the separate account underlying the contracts be “adequately diversified” in order for the contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, we believe that the owner of a contract should not be treated as the owner of the separate account assets. We reserve the right to modify the contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying separate account assets.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of a holder of the contract. Specifically, section 72(s) requires that (a) if any holder dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such holder’s death; and (b) if any holder dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such holder’s death. These requirements will be considered satisfied as to any portion of a holder’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the holder’s death. The designated beneficiary refers to a natural person designated by the holder as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased holder, the contract may be continued with the surviving spouse as the new holder. The right of a spouse to continue the contract, and all contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of this contract will not be available to such partners or same-sex marriage spouses. Consult a tax advisor for more information on this subject.

The non-qualified contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to qualified contracts.

B-3

TAX QUALIFIED DISTRIBUTIONS UNDER THE GUARANTEED LIFETIME

WITHDRAWAL BENEFIT RIDER

For tax qualified distributions under the Guaranteed Lifetime Withdrawal Benefit Rider, the following requirement is applicable.

Your GWA will not be reset and your GWB will not be reduced in excess of the amount of the withdrawal, if withdrawals in a contract year are made solely pursuant to the following tax-qualified distribution program:

Distributions	intended to satisfy the required minimum distribution rules under Internal Revenue Code (“Code”) Section 401 (a) (9) and the Treasury Regulations promulgated thereunder, as applicable, to a qualified retirement plan (Code Section 401), a tax-sheltered annuity (Code Section 403 (b)), an individual retirement account (Code Section 408 (a)), or an individual retirement annuity (Code Section 408 (b)), which required minimum distribution is calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401 (a) (9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401 (a) (9)-9, Q&A-3), and for distributions where the owner dies before entire interest is distributed as described in Code Section 401 (a) (9) (B) (iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401 (a) (9)-9, Q&A-1), as appropriate (each table as in effect as of January 1, 2004). Only the proportional share allocable to this contract of any required minimum distribution is a tax qualified distribution; or

Your right to make withdrawals pursuant to the tax-qualified distribution program described above is subject to the following requirements and limitations:

(a)	GIAC has been authorized to calculate and make monthly distributions of the tax qualified distributions for the calendar year.

(b)	Each tax qualified distribution is in the amount that GIAC calculates above, based on information that you provide to GIAC and GIAC’s understanding of the Code. GIAC reserves the right to make changes in its calculations as it determines to comply with the Code and Treasury Regulations; and

(c)	No withdrawals (other than tax qualified distributions) are made form the contract during the contract year.

Each tax qualified distribution will decrease your GWB by the amount withdrawn immediately following the tax qualified distribution. For purposes of this tax qualified distribution section, references to owner also include the beneficiary, as applicable. If both the accumulation value of the contract and the GWB are depleted, tax qualified distributions in excess of the GWA are no longer permitted.

B-4

CALCULATION OF YIELD QUOTATIONS FOR THE RS MONEY MARKET VIP SERIES INVESTMENT DIVISION

The yield of the Investment Division of the Separate Account investing in the RS Money Market VIP Series represents the net change, exclusive of gains and losses realized by the Investment Division of the RS Money Market VIP Series and unrealized appreciation and depreciation with respect to the RS Money Market VIP Series’ portfolio of securities, in the value of a hypothetical pre-existing contract that is credited with one accumulation unit at the beginning of the period for which yield is determined (the “base period”). The base period generally will be a seven-day period. The current yield for a base period is calculated by dividing (1) the net change in the value of the contract for the base period (see “Accumulation Period” in the Prospectus) by (2) the value of the contract at the beginning of the base period and multiplying the result by 365/7. Deductions from purchase payments (for example, any applicable premium taxes) and any applicable contingent deferred sales charge assessed at the time of withdrawal or annuitization are not reflected in the computation of current yield of the Investment Division. The determination of net change in contract value reflects all deductions that are charged to a contract owner, in proportion to the length of the base period and the Investment Division’s average contract size. The current annualized yield of the RS Money Market VIP Series Investment Division for the 7-day period ended December 31, 2010 was 0.01%.

Yield also may be calculated on an effective or compound basis, which assumes continual reinvestment by the Investment Division throughout an entire year of net income earned by the Investment Division at the same rate as net income is earned in the base period. The effective or compound yield for a base period is calculated by (1) dividing (i) the net change in the value of the contract for the base period by (ii) the value of the contract as of the beginning of the base period, (2) adding 1 to the result, (3) raising the sum to a power equal to 365 divided by the number of days in the base period, and (4) subtracting 1 from the result. The effective annualized yield of the RS Money Market VIP Series Investment Division for the 7-day period ended December 31, 2010 was 0.01%.

The current and effective yields of the RS Money Market VIP Series Investment Division will vary depending on prevailing interest rates, the operating expenses and the quality, maturity and type of instruments held in the RS Money Market VIP Series’ portfolio. Consequently, no yield quotation should be considered as representative of what the yield of the Investment Division may be for any specified period in the future. The yield is subject to fluctuation and is not guaranteed.

VALUATION OF ASSETS OF THE SEPARATE ACCOUNT

The value of Fund shares held in each Investment Division at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Fund has been suspended, or payment of redemption value has been postponed for the sole purpose of computing annuity payments, the shares held in the Separate Account (and corresponding annuity units) may be valued at fair value as determined in good faith by GIAC’s Board of Directors.

QUALIFIED PLAN TRANSFERABILITY RESTRICTIONS

Where a contract is owned in conjunction with a retirement plan qualified under the Code, a tax-sheltered annuity program or individual retirement account, and notwithstanding any other provisions of the contract, the contract owner may not change the ownership of the contract nor may the contract be sold, assigned or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than GIAC unless the contract owner is the trustee of an employee trust qualified under the Code, the custodian of a custodial account treated as such, or the employer under a qualified non-trusteed pension plan.

EXPERTS

The statutory basis balance sheets of GIAC as of December 31, 2010 and 2009 and the related statements of operations, of changes in surplus and of cash flows for each of the two years in the period ended December 31, 2010 and the statement of assets and liabilities of Separate Account R as of December 31, 2010 and the related statement of operations for the year then ended and the statement of changes in net assets for the two years in the period ended December 31, 2010, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

B-5

FINANCIAL STATEMENTS OF

THE GUARDIAN SEPARATE ACCOUNT R

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

	RS Large Cap Alpha VIP Series	RS S&P 500 Index VIP Series	RS Asset Allocation VIP Series

Assets:
Shares owned in underlying fund	5,313,073	4,432,534	—
Net asset value per share (NAV)	38.03	9.12	—

Total Assets (Shares x NAV)	$202,056,161	$40,424,706	$—

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	121,676	33,617	—

Net Assets	$201,934,485	$40,391,089	$—

Net Assets: Total
Contract Value in accumulation period	$201,832,522	$40,314,235	$—
Contracts in Payout (annuitization) period	101,963	76,854	—

Net Assets	$201,934,485	$40,391,089	$—

Total Units Outstanding	13,851,328	3,569,472	—
Unit Value (Accumulation, Lowest to Highest)	$12.91 to $15.04	$12.22 to $15.38	$—

Cost of Shares in Underlying Fund	$168,439,217	$38,089,741	$—

STATEMENT OF OPERATIONS Year Ended December 31, 2010

	RS Large Cap Alpha VIP Series	RS S&P 500 Index VIP Series	RS Asset Allocation VIP Series

2010 Investment Income
Income:
Reinvested dividends	$4,301,728	$662,713	$—
Expenses:
Mortality expense risk and administrative charges	2,283,260	566,778	—

Net investment income/(expense)	2,018,468	95,935	—

2010 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	1,822,436	(283,393)	—
Reinvested realized gain distributions	—	—	—

Net realized gain/(loss) on investments	1,822,436	(283,393)	—
Net change in unrealized appreciation/(depreciation) of investments	21,289,230	4,989,645	—

Net realized and unrealized gain/(loss) from investments	23,111,666	4,706,252	—

2010 Net Increase/(Decrease) in Net Assets Resulting from Operations	$25,130,134	$4,802,187	$—

See notes to financial statements.

B-6

Investment Divisions
RS High Yield Bond VIP Series	RS Low Duration Bond VIP Series	RS Large Cap Value VIP Series	RS Partners VIP Series	RS Small Cap Growth Equity VIP Series	RS International Growth VIP Series	RS Emerging Markets VIP Series

2,526,876	7,686,277	—	426,214	1,130,501	2,930,538	1,092,542
7.51	10.39	—	12.40	13.14	19.68	24.48

$18,976,840	$79,860,414	$—	$5,285,048	$14,854,787	$57,672,986	$26,745,416

30,896	59,547	—	11,679	15,888	45,520	30,936

$18,945,944	$79,800,867	$—	$5,273,369	$14,838,899	$57,627,466	$26,714,480

$18,922,007	$79,790,196	$—	$5,240,928	$14,772,686	$57,586,015	$26,713,897
23,937	10,671	—	32,441	66,213	41,451	583

$18,945,944	$79,800,867	$—	$5,273,369	$14,838,899	$57,627,466	$26,714,480

1,370,796	7,349,430	—	387,842	1,067,621	3,858,604	933,869
$10.91 to $14.63	$10.79 to $11.04	$—	$12.79 to $18.60	$13.06 to $18.33	$14.22 to $17.70	$25.75 to $28.06

$18,057,466	$80,231,188	$—	$4,637,987	$12,963,933	$50,373,028	$24,050,071

Investment Divisions
RS High Yield Bond VIP Series	RS Low Duration Bond VIP Series	RS Large Cap Value VIP Series	RS Partners VIP Series	RS Small Cap Growth Equity VIP Series	RS International Growth VIP Series	RS Emerging Markets VIP Series

$1,562,325	$2,282,323	$—	$—	$—	$898,278	$689,611

254,942	874,644	—	71,536	200,415	812,401	383,197

1,307,383	1,407,679	—	(71,536)	(200,415)	85,877	306,414

(206,011)	172,079	—	(184,158)	(856,335)	(483,203)	(928,295)
—	539,353	—	—	—	—	123,983

(206,011)	711,432	—	(184,158)	(856,335)	(483,203)	(804,312)
702,160	(607,717)	—	1,291,166	4,090,936	7,110,244	4,457,221

496,149	103,715	—	1,107,008	3,234,601	6,627,041	3,652,909

$1,803,532	$1,511,394	$—	$1,035,472	$3,034,186	$6,712,918	$3,959,323

B-7

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010 (continued)

	RS Investment Quality Bond VIP Series	RS Mid Cap Growth VIP Series	RS Global Natural Resources VIP Series

Assets:
Shares owned in underlying fund	21,191,582	—	448,012
Net asset value per share (NAV)	12.32	—	11.40

Total Assets (Shares x NAV)	$261,080,295	$—	$5,107,331

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	161,229	—	18,904

Net Assets	$260,919,066	$—	$5,088,427

Net Assets: Total
Contract Value in accumulation period	$260,432,200	$—	$5,084,827
Contracts in Payout (annuitization) period	486,866	—	3,600

Net Assets	$260,919,066	$—	$5,088,427

Total Units Outstanding	21,290,904	—	419,600
Unit Value (Accumulation, Lowest to Highest)	$11.68 to $12.03	$—	$13.18 to $19.78

Cost of Shares in Underlying Fund	$257,451,965	$—	$3,766,879

STATEMENT OF OPERATIONS Year Ended December 31, 2010 (continued)

	RS Investment Quality Bond VIP Series	RS Mid Cap Growth VIP Series	RS Global Natural Resources VIP Series

2010 Investment Income
Income:
Reinvested dividends	$9,635,417	$—	$—
Expenses:
Mortality expense risk and administrative charges	3,369,326	—	63,368

Net investment income/(expense)	6,266,091	—	(63,368)

2010 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	1,198,671	—	(61,927)
Reinvested realized gain distributions	2,752,406	—	—

Net realized gain/(loss) on investments	3,951,077	—	(61,927)
Net change in unrealized appreciation/(depreciation) of investments	2,367,157	—	1,080,879

Net realized and unrealized gain/(loss) from investments	6,318,234	—	1,018,952

2010 Net Increase/(Decrease) in Net Assets Resulting from Operations	$12,584,325	$—	$955,584

See notes to financial statements.

B-8

Investment Divisions
RS Value VIP Series	RS Equity Dividend VIP Series	RS Technology VIP Series	RS Money Market VIP Series	Gabelli Capital Asset	Value Line Centurion	Value Line Strategic Asset Management Trust

42,920	—	—	18,628,101	621,843	92,780	398,695
9.47	—	—	1.00	18.80	11.94	17.96

$406,450	$—	$—	$18,628,101	$11,690,640	$1,107,794	$7,160,557

1,647	—	—	92,520	12,512	10,217	17,119

$404,803	$—	$—	$18,535,581	$11,678,128	$1,097,577	$7,143,438

$378,895	$—	$—	$18,468,432	$11,650,361	$1,072,487	$7,143,065
25,908	—	—	67,149	27,767	25,090	373

$404,803	$—	$—	$18,535,581	$11,678,128	$1,097,577	$7,143,438

42,128	—	—	1,798,924	832,664	113,823	539,973
$8.88 to $9.03	$—	$—	$9.76 to $9.92	$13.39 to $14.10	$9.04 to $9.52	$12.58 to $14.38

$336,421	$—	$—	$18,628,101	$11,121,025	$1,364,926	$7,830,139

Investment Divisions
RS Value VIP Series	RS Equity Dividend VIP Series	RS Technology VIP Series	RS Money Market VIP Series	Gabelli Capital Asset	Value Line Centurion	Value Line Strategic Asset Management Trust

$—	$—	$—	$4,668	$45,313	$21,826	$55,759

6,501	—	—	310,658	165,339	16,354	106,080

(6,501)	—	—	(305,990)	(120,026)	5,472	(50,321)

38,190	—	—	—	(204,178)	(236,671)	(293,328)
—	—	—	—	—	—	—

38,190	—	—	—	(204,178)	(236,671)	(293,328)
45,902	—	—	—	2,934,018	446,986	1,224,121

84,092	—	—	—	2,729,840	210,315	930,793

$77,591	$—	$—	$(305,990)	$2,609,814	$215,787	$880,472

B-9

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010 (continued)

	Invesco V.I. Capital Appreciation Series II	Invesco V.I. Basic Value Series II	Invesco V.I. Global Real Estate Series II

Assets:
Shares owned in underlying fund	522,858	259,277	19,489
Net asset value per share (NAV)	22.92	6.34	13.31

Total Assets (Shares x NAV)	$11,983,909	$1,643,819	$259,396

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	7,699	2,129	2,514

Net Assets	$11,976,210	$1,641,690	$256,882

Net Assets: Total
Contract Value in accumulation period	$11,975,727	$1,636,512	$256,882
Contracts in Payout (annuitization) period	483	5,178	—

Net Assets	$11,976,210	$1,641,690	$256,882

Total Units Outstanding	1,263,789	185,498	15,513
Unit Value (Accumulation, Lowest to Highest)	$9.01 to $9.49	$8.63 to $8.93	$12.33 to $17.46

Cost of Shares in Underlying Fund	$11,654,761	$1,777,563	$233,203

STATEMENT OF OPERATIONS Year Ended December 31, 2010 (continued)

	Invesco V.I. Capital Appreciation Series II	Invesco V.I. Basic Value Series II	Invesco V.I. Global Real Estate Series II

2010 Investment Income
Income:
Reinvested dividends	$61,886	$5,678	$8,612
Expenses:
Mortality expense risk and administrative charges	175,228	26,585	2,268

Net investment income/(expense)	(113,342)	(20,907)	6,344

2010 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(470,122)	(320,388)	1,173
Reinvested realized gain distributions	—	—	—

Net realized gain/(loss) on investments	(470,122)	(320,388)	1,173
Net change in unrealized appreciation/(depreciation) of investments	2,116,121	422,102	22,055

Net realized and unrealized gain/(loss) from investments	1,645,999	101,714	23,228

2010 Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,532,657	$80,807	$29,572

See notes to financial statements.

B-10

Investment Divisions
Invesco V.I. Government Securities Series II	Invesco V.I. Mid Cap Core Equity Series II	Invesco V.I. Core Equity Series II	Invesco Van Kampen V.I. Mid Cap Value Series II	Invesco Van Kampen V.I. Government Series II	Invesco Van Kampen V.I. Growth and Income Series II	Alger Capital Appreciation Class S

451,082	183,279	14,484	8,527	397,397	475,414	45,223
11.92	12.28	26.82	12.72	9.19	18.37	51.04

$5,376,903	$2,250,666	$388,448	$108,469	$3,652,082	$8,733,349	$2,308,183

5,277	10,782	7,997	1,029	4,949	14,643	11,625

$5,371,626	$2,239,884	$380,451	$107,440	$3,647,133	$8,718,706	$2,296,558

$5,124,315	$2,239,774	$380,413	$107,440	$3,646,862	$8,708,139	$2,291,161
247,311	110	38	—	271	10,567	5,397

$5,371,626	$2,239,884	$380,451	$107,440	$3,647,133	$8,718,706	$2,296,558

429,223	161,881	29,951	6,021	321,879	707,776	141,004
$11.37 to $11.98	$13.24 to $15.36	$11.50 to $14.74	$17.73 to $17.94	$10.82 to $11.40	$11.79 to $12.42	$15.60 to $17.43

$5,642,469	$2,099,050	$359,330	$97,501	$3,652,152	$8,992,591	$1,882,786

Investment Divisions
Invesco V.I. Government Securities Series II	Invesco V.I. Mid Cap Core Equity Series II	Invesco V.I. Core Equity Series II	Invesco Van Kampen V.I. Mid Cap Value Series II	Invesco Van Kampen V.I. Government Series II	Invesco Van Kampen V.I. Growth and Income Series II	Alger Capital Appreciation Class S

$254,524	$7,452	$2,681	$438	$8,071	$8,816	$4,290

86,335	35,214	5,627	940	59,279	129,312	31,960

168,189	(27,762)	(2,946)	(502)	(51,208)	(120,496)	(27,670)

47,953	(129,669)	2,008	1,870	(2,138)	(262,848)	(87,944)
—	—	—	—	—	—	—

47,953	(129,669)	2,008	1,870	(2,138)	(262,848)	(87,944)
(15,187)	402,245	23,295	8,636	179,488	1,231,721	349,432

32,766	272,576	25,303	10,506	177,350	968,873	261,488

$200,955	$244,814	$22,357	$10,004	$126,142	$848,377	$233,818

B-11

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010 (continued)

	Alliance Bernstein VPS Growth & Income Class B	Alliance Bernstein VPS International Value Class B	Alliance Bernstein VPS Large Cap Growth Class B

Assets:
Shares owned in underlying fund	132,769	1,828,919	67,614
Net asset value per share (NAV)	17.01	14.77	27.08

Total Assets (Shares x NAV)	$2,258,402	$27,013,132	$1,830,998

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	10,595	30,146	4,530

Net Assets	$2,247,807	$26,982,986	$1,826,468

Net Assets: Total
Contract Value in accumulation period	$2,224,447	$26,982,986	$1,818,588
Contracts in Payout (annuitization) period	23,360	—	7,880

Net Assets	$2,247,807	$26,982,986	$1,826,468

Total Units Outstanding	220,861	1,709,038	163,614
Unit Value (Accumulation, Lowest to Highest)	$9.66 to $10.18	$12.44 to $15.84	$10.76 to $11.14

Cost of Shares in Underlying Fund	$2,857,391	$24,305,328	$1,689,609

STATEMENT OF OPERATIONS Year Ended December 31, 2010 (continued)

	Alliance Bernstein VPS Growth & Income Class B	Alliance Bernstein VPS International Value Class B	Alliance Bernstein VPS Large Cap Growth Class B

2010 Investment Income
Income:
Reinvested dividends	$—	$621,822	$5,149
Expenses:
Mortality expense risk and administrative charges	33,185	268,031	29,006

Net investment income/(expense)	(33,185)	353,791	(23,857)

2010 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(205,408)	109,773	(38,884)
Reinvested realized gain distributions	—	—	—

Net realized gain/(loss) on investments	(205,408)	109,773	(38,884)
Net change in unrealized appreciation/(depreciation) of investments	469,024	904,606	197,069

Net realized and unrealized gain/(loss) from investments	263,616	1,014,379	158,185

2010 Net Increase/(Decrease) in Net Assets Resulting from Operations	$230,431	$1,368,170	$134,328

See notes to financial statements.

B-12

Investment Divisions
Alliance Bernstein VPS Global Thematic Growth Class B	Alliance Bernstein VPS Real Estate Investment Class B	Alliance Bernstein VPS Value Class B	BlackRock Global Allocation V.I. Class III	BlackRock Large Cap Core V.I. Class III	BlackRock Large Cap Value V.I. Class III	Columbia Asset Allocation Variable Series Class B

103,805	458,221	174,603	93,866	3,562,612	62,147	55,741
18.99	12.05	9.75	14.49	22.67	9.74	12.15

$1,971,255	$5,521,568	$1,702,381	$1,360,124	$80,764,415	$605,314	$677,256

6,343	10,526	1,423	7,451	57,912	9,086	8,573

$1,964,912	$5,511,042	$1,700,958	$1,352,673	$80,706,503	$596,228	$668,683

$1,963,396	$5,507,157	$1,699,663	$1,352,673	$80,706,503	$596,228	$668,683
1,516	3,885	1,295	—	—	—	—

$1,964,912	$5,511,042	$1,700,958	$1,352,673	$80,706,503	$596,228	$668,683

176,508	340,012	178,779	100,407	5,923,190	46,685	46,791
$10.75 to $11.13	$15.60 to $16.44	$9.15 to $9.64	$13.39 to $13.55	$11.92 to $13.67	$12.71 to $12.86	$14.26 to $14.43

$1,759,009	$6,497,115	$2,064,460	$1,265,619	$71,522,781	$555,193	$609,726

Investment Divisions
Alliance Bernstein VPS Global Thematic Growth Class B	Alliance Bernstein VPS Real Estate Investment Class B	Alliance Bernstein VPS Value Class B	BlackRock Global Allocation V.I. Class III	BlackRock Large Cap Core V.I. Class III	BlackRock Large Cap Value V.I. Class III	Columbia Asset Allocation Variable Series Class B

$37,002	$61,716	$32,108	$14,142	$663,186	$5,785	$14,524

29,100	82,396	28,479	15,815	702,125	8,395	7,895

7,902	(20,680)	3,629	(1,673)	(38,939)	(2,610)	6,629

(28,169)	(719,492)	(279,521)	26,527	46,167	941	196
—	—	—	7,682	—	—	—

(28,169)	(719,492)	(279,521)	34,209	46,167	941	196
318,956	1,830,098	421,754	84,418	5,803,311	41,965	61,019

290,787	1,110,606	142,233	118,627	5,849,478	42,906	61,215

$298,689	$1,089,926	$145,862	$116,954	$5,810,539	$40,296	$67,844

B-13

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010 (continued)

	Columbia Small Cap Value Variable Series Class B	Columbia Small Company Growth Variable Series Class B	Columbia Marsico 21st Century Variable Series Class B

Assets:
Shares owned in underlying fund	1,641,685	27,152	13,816
Net asset value per share (NAV)	17.49	12.06	11.97

Total Assets (Shares x NAV)	$28,713,067	$327,456	$165,375

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	24,374	4,882	2,551

Net Assets	$28,688,693	$322,574	$162,824

Net Assets: Total
Contract Value in accumulation period	$28,688,693	$322,574	$162,824
Contracts in Payout (annuitization) period	—	—	—

Net Assets	$28,688,693	$322,574	$162,824

Total Units Outstanding	1,640,952	18,965	9,796
Unit Value (Accumulation, Lowest to Highest)	$12.59 to $17.54	$16.94 to $17.14	$16.50 to $16.70

Cost of Shares in Underlying Fund	$22,646,339	$255,137	$141,557

STATEMENT OF OPERATIONS Year Ended December 31, 2010 (continued)

	Columbia Small Cap Value Variable Series Class B	Columbia Small Company Growth Variable Series Class B	Columbia Marsico 21st Century Variable Series Class B

2010 Investment Income
Income:
Reinvested dividends	$176,859	$—	$—
Expenses:
Mortality expense risk and administrative charges	266,535	4,689	2,254

Net investment income/(expense)	(89,676)	(4,689)	(2,254)

2010 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	696,085	210	3,012
Reinvested realized gain distributions	—	—	—

Net realized gain/(loss) on investments	696,085	210	3,012
Net change in unrealized appreciation/(depreciation) of investments	4,262,253	69,537	19,371

Net realized and unrealized gain/(loss) from investments	4,958,338	69,747	22,383

2010 Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,868,662	$65,058	$20,129

See notes to financial statements.

B-14

Investment Divisions
Columbia Marsico Growth Variable Series Class B	Davis Financial	Davis Real Estate	Davis Value	Wells Fargo Advantage VT International Equity Class 2	Wells Fargo Advantage VT Small Cap Value Class 2	Fidelity VIP Balanced Service Class 2

20,111	165,509	451,450	5,075,046	13,797,062	6,148	368,778
20.52	11.00	8.69	11.97	5.74	9.03	15.29

$412,683	$1,820,597	$3,923,100	$60,748,301	$79,195,135	$55,513	$5,638,619

4,238	13,361	8,462	38,041	57,610	1,028	11,905

$408,445	$1,807,236	$3,914,638	$60,710,260	$79,137,525	$54,485	$5,626,714

$408,445	$1,806,407	$3,911,288	$60,676,782	$79,137,525	$54,485	$5,626,546
—	829	3,350	33,478	—	—	168

$408,445	$1,807,236	$3,914,638	$60,710,260	$79,137,525	$54,485	$5,626,714

25,423	170,406	369,884	5,688,635	5,354,710	3,225	439,557
$16.01 to $16.20	$9.36 to $17.53	$10.29 to $10.62	$10.23 to $10.68	$12.67 to $14.82	$12.07 to $17.05	$12.44 to $12.85

$359,356	$1,760,011	$4,613,591	$56,032,018	$67,371,051	$45,341	$5,042,793

Investment Divisions
Columbia Marsico Growth Variable Series Class B	Davis Financial	Davis Real Estate	Davis Value	Wells Fargo Advantage VT International Equity Class 2	Wells Fargo Advantage VT Small Cap Value Class 2	Fidelity VIP Balanced Service Class 2

$85	$14,367	$70,965	$762,996	$343,841	$23	$77,676

3,831	25,217	59,047	846,279	797,220	692	78,261

(3,746)	(10,850)	11,918	(83,283)	(453,379)	(669)	(585)

1,172	(126,404)	(995,159)	(1,025,066)	1,035,362	945	(21,484)
—	—	—	—	1,874,832	—	29,102

1,172	(126,404)	(995,159)	(1,025,066)	2,910,194	945	7,618

48,071	302,251	1,598,790	7,370,214	7,250,450	7,324	767,796

49,243	175,847	603,631	6,345,148	10,160,644	8,269	775,414

$45,497	$164,997	$615,549	$6,261,865	$9,707,265	$7,600	$774,829

B-15

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010 (continued)

	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Service Class 2

Assets:
Shares owned in underlying fund	10,392,147	1,380,448	57,618
Net asset value per share (NAV)	23.49	18.75	36.72

Total Assets (Shares x NAV)	$244,111,528	$25,883,397	$2,115,730

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	160,124	23,578	8,393

Net Assets	$243,951,404	$25,859,819	$2,107,337

Net Assets: Total
Contract Value in accumulation period	$243,666,695	$25,858,092	$2,080,417
Contracts in Payout (annuitization) period	284,709	1,727	26,920

Net Assets	$243,951,404	$25,859,819	$2,107,337

Total Units Outstanding	16,307,484	2,407,765	199,166
Unit Value (Accumulation, Lowest to Highest)	$13.42 to $16.82	$10.24 to $10.79	$9.89 to $10.42

Cost of Shares in Underlying Fund	$232,472,214	$25,954,647	$1,932,229

STATEMENT OF OPERATIONS Year Ended December 31, 2010 (continued)

	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Service Class 2

2010 Investment Income
Income:
Reinvested dividends	$2,219,309	$387,618	$574
Expenses:
Mortality expense risk and administrative charges	2,954,205	362,367	29,442

Net investment income/(expense)	(734,896)	25,251	(28,868)

2010 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(5,553,255)	(1,122,640)	(23,727)
Reinvested realized gain distributions	101,847	—	6,354

Net realized gain/(loss) on investments	(5,451,408)	(1,122,640)	(17,373)
Net change in unrealized appreciation/(depreciation) of investments	37,676,525	4,185,253	429,728

Net realized and unrealized gain/(loss) from investments	32,225,117	3,062,613	412,355

2010 Net Increase/(Decrease) in Net Assets Resulting from Operations	$31,490,221	$3,087,864	$383,487

See notes to financial statements.

B-16

Investment Divisions
Fidelity VIP Investment Grade Bond Service Class 2	Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Overseas Service Class 2	Templeton Global Bond Securities Class 2	Templeton Growth Securities Class 2	Franklin Income Securities Class 2	Mutual Shares Securities Class 2

6,528,283	4,461,931	14,620	140,883	679,660	170,147	61,219
12.60	32.13	16.62	19.49	11.01	14.82	15.95

$82,256,370	$143,361,837	$242,982	$2,745,804	$7,483,056	$2,521,585	$976,438

60,450	100,387	4,015	8,521	20,394	8,900	9,546

$82,195,920	$143,261,450	$238,967	$2,737,283	$7,462,662	$2,512,685	$966,892

$82,140,455	$143,124,001	$238,967	$2,737,283	$7,406,122	$2,512,685	$966,892
55,465	137,449	—	—	56,540	—	—

$82,195,920	$143,261,450	$238,967	$2,737,283	$7,462,662	$2,512,685	$966,892

6,676,265	7,913,851	15,161	212,806	654,514	169,826	70,604
$11.70 to $12.00	$17.20 to $18.52	$15.67 to $15.85	$10.92 to $13.04	$12.05 to $15.25	$11.19 to $15.30	$11.54 to $14.49

$78,991,771	$114,443,502	$214,979	$2,559,323	$9,003,121	$2,362,855	$905,550

Investment Divisions
Fidelity VIP Investment Grade Bond Service Class 2	Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Overseas Service Class 2	Templeton Global Bond Securities Class 2	Templeton Growth Securities Class 2	Franklin Income Securities Class 2	Mutual Shares Securities Class 2

$2,730,157	$153,612	$2,601	$24,302	$93,224	$97,130	$9,019

1,179,787	1,786,338	3,565	26,706	106,492	25,794	8,678

1,550,370	(1,632,726)	(964)	(2,404)	(13,268)	71,336	341

267,331	989,995	2,398	12,609	(241,547)	15,825	888
906,069	380,063	431	4,396	—	—	—

1,173,400	1,370,058	2,829	17,005	(241,547)	15,825	888

1,803,015	29,462,637	24,229	176,595	674,982	111,916	60,098

2,976,415	30,832,695	27,058	193,600	433,435	127,741	60,986

$4,526,785	$29,199,969	$26,094	$191,196	$420,167	$199,077	$61,327

B-17

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010 (continued)

	Franklin U.S. Government Class 2	Franklin Rising Dividends Securities Class 2	Franklin Small CapValue Securities Class 2

Assets:
Shares owned in underlying fund	5,772,148	1,210,706	3,992,736
Net asset value per share (NAV)	13.11	18.82	16.25

Total Assets (Shares x NAV)	$75,672,854	$22,785,487	$64,881,967

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	51,250	20,356	51,084

Net Assets	$75,621,604	$22,765,131	$64,830,883

Net Assets: Total
Contract Value in accumulation period	$75,621,604	$22,710,230	$64,774,324
Contracts in Payout (annuitization) period	—	54,901	56,559

Net Assets	$75,621,604	$22,765,131	$64,830,883

Total Units Outstanding	7,161,483	1,890,455	4,045,931
Unit Value (Accumulation, Lowest to Highest)	$9.97 to $10.59	$11.47 to $12.09	$14.26 to $18.16

Cost of Shares in Underlying Fund	$75,140,465	$22,408,454	$49,903,082

STATEMENT OF OPERATIONS Year Ended December 31, 2010 (continued)

	Franklin U.S. Government Class 2	Franklin Rising Dividends Securities Class 2	Franklin Small CapValue Securities Class 2

2010 Investment Income
Income:
Reinvested dividends	$1,753,473	$345,041	$367,617
Expenses:
Mortality expense risk and administrative charges	796,437	328,789	777,811

Net investment income/(expense)	957,036	16,252	(410,194)

2010 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	265	(226,720)	(1,507,462)
Reinvested realized gain distributions	—	—	—

Net realized gain/(loss) on investments	265	(226,720)	(1,507,462)
Net change in unrealized appreciation/(depreciation) of investments	558,217	3,946,120	15,373,871

Net realized and unrealized gain/(loss) from investments	558,482	3,719,400	13,866,409

2010 Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,515,518	$3,735,652	$13,456,215

See notes to financial statements.

B-18

Investment Divisions
MFS Research Bond Service Class	MFS Core Equity Service Class	MFS Growth Service Class	MFS Investor Trust Service Class	MFS New Discovery Service Class	MFS Strategic Income Service Class	MFS Total Return Service Class

290,308	14,909	74,155	43,418	127,627	149,543	1,122,846
12.53	15.59	24.27	19.95	17.74	9.97	18.48

$3,637,559	$232,433	$1,799,749	$866,180	$2,264,105	$1,490,948	$20,750,187

3,336	5,739	9,432	1,838	4,299	10,471	17,082

$3,634,223	$226,694	$1,790,317	$864,342	$2,259,806	$1,480,477	$20,733,105

$3,467,017	$226,205	$1,788,953	$864,137	$2,230,706	$1,480,477	$20,670,068
167,206	489	1,364	205	29,100	—	63,037

$3,634,223	$226,694	$1,790,317	$864,342	$2,259,806	$1,480,477	$20,733,105

281,339	19,556	131,072	71,015	151,773	116,516	1,774,203
$11.88 to $12.44	$11.23 to $11.59	$13.04 to $16.31	$11.23 to $12.21	$13.47 to $14.20	$12.13 to $12.78	$11.13 to $11.73

$3,313,452	$196,875	$1,565,519	$898,247	$1,459,770	$1,409,021	$22,027,696

Investment Divisions
MFS Research Bond Service Class	MFS Core Equity Service Class	MFS Growth Service Class	MFS Investor Trust Service Class	MFS New Discovery Service Class	MFS Strategic Income Service Class	MFS Total Return Service Class

$114,458	$2,049	$—	$8,607	$—	$67,188	$547,418

59,315	4,179	25,157	13,638	32,375	23,431	320,701

55,143	(2,130)	(25,157)	(5,031)	(32,375)	43,757	226,717

46,784	(14,367)	(23,131)	(6,182)	(39,966)	(42,123)	(506,518)
12,059	—	—	—	—	—	—

58,843	(14,367)	(23,131)	(6,182)	(39,966)	(42,123)	(506,518)
85,895	50,555	255,157	87,075	634,348	106,099	1,858,498

144,738	36,188	232,026	80,893	594,382	63,976	1,351,980

$199,881	$34,058	$206,869	$75,862	$562,007	$107,733	$1,578,697

B-19

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010 (continued)

	MFS Utilities Service Class	MFS Value Service Class	Oppenheimer Capital Appreciation/VA Service Class

Assets:
Shares owned in underlying fund	927,035	28,833	1,611,172
Net asset value per share (NAV)	24.95	12.83	39.99

Total Assets (Shares x NAV)	$23,129,519	$369,927	$64,430,783

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	16,414	6,031	48,518

Net Assets	$23,113,105	$363,896	$64,382,265

Net Assets: Total
Contract Value in accumulation period	$23,113,105	$363,896	$64,382,265
Contracts in Payout (annuitization) period	—	—	—

Net Assets	$23,113,105	$363,896	$64,382,265

Total Units Outstanding	1,522,850	25,520	4,017,595
Unit Value (Accumulation, Lowest to Highest)	$12.15 to $15.25	$14.31 to $14.47	$12.25 to $16.07

Cost of Shares in Underlying Fund	$19,617,277	$327,306	$54,938,741

STATEMENT OF OPERATIONS Year Ended December 31, 2010 (continued)

	MFS Utilities Service Class	MFS Value Service Class	Oppenheimer Capital Appreciation/VA Service Class

2010 Investment Income
Income:
Reinvested dividends	$397,767	$3,566	$—
Expenses:
Mortality expense risk and administrative charges	228,973	5,034	607,638

Net investment income/(expense)	168,794	(1,468)	(607,638)

2010 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	214,470	1,674	534,447
Reinvested realized gain distributions	—	—	—

Net realized gain/(loss) on investments	214,470	1,674	534,447
Net change in unrealized appreciation/(depreciation) of investments	1,929,172	30,105	5,259,920

Net realized and unrealized gain/(loss) from investments	2,143,642	31,779	5,794,367

2010 Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,312,436	$30,311	$5,186,729

See notes to financial statements.

B-20

Investment Divisions
Oppenheimer International Growth/VA Service Class	Oppenheimer Main Street Small Cap/VA Service Class	Oppenheimer Global Strategic Income/VA Service Class	PIMCO Low Duration Advisor Class	PIMCO Real Return Advisor Class	PIMCO Total Return Advisor Class	Pioneer Cullen Value VCT Class II

331,858	3,198,937	19,777,498	147,376	105,686	8,829,471	8,514,900
1.94	17.50	5.68	10.44	13.14	11.08	11.26

$643,804	$55,981,391	$112,336,187	$1,538,609	$1,388,710	$97,830,542	$95,877,772

8,449	41,668	64,433	13,095	14,268	70,469	71,606

$635,355	$55,939,723	$112,271,754	$1,525,514	$1,374,442	$97,760,073	$95,806,166

$635,355	$55,939,723	$112,271,754	$1,525,514	$1,374,442	$97,760,073	$95,806,166
—	—	—	—	—	—	—

$635,355	$55,939,723	$112,271,754	$1,525,514	$1,374,442	$97,760,073	$95,806,166

38,017	3,037,733	8,405,698	132,688	112,677	8,264,043	7,121,764
$16.99 to $17.19	$12.44 to $18.47	$10.81 to $13.40	$11.42 to $11.56	$10.18 to $12.36	$10.15 to $11.87	$11.78 to $13.49

$567,371	$44,621,512	$102,876,567	$1,535,497	$1,370,902	$97,739,712	$81,501,179

Investment Divisions
Oppenheimer International Growth/VA Service Class	Oppenheimer Main Street Small Cap/VA Service Class	Oppenheimer Global Strategic Income/VA Service Class	PIMCO Low Duration Advisor Class	PIMCO Real Return Advisor Class	PIMCO Total Return Advisor Class	Pioneer Cullen Value VCT Class II

$3,628	$118,569	$5,138,443	$21,334	$11,102	$1,639,050	$400,986

7,628	545,827	1,186,731	22,251	13,200	1,033,612	1,019,957

(4,000)	(427,258)	3,951,712	(917)	(2,098)	605,438	(618,971)

387	1,499,529	819,574	47,050	9,626	279,970	64,611
—	—	—	4,806	11,102	2,764,596	—

387	1,499,529	819,574	51,856	20,728	3,044,566	64,611
64,990	7,410,365	4,956,784	9,111	19,112	1,200	7,427,505

65,377	8,909,894	5,776,358	60,967	39,840	3,045,766	7,492,116

$61,377	$8,482,636	$9,728,070	$60,050	$37,742	$3,651,204	$6,873,145

B-21

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010 (continued)

	Investment
	Pioneer Equity Income VCT Class II	Pioneer Fund VCT Class II

Assets:
Shares owned in underlying fund	6,639	799
Net asset value per share (NAV)	19.68	22.42

Total Assets (Shares x NAV)	$130,657	$17,911

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	924	308

Net Assets	$129,733	$17,603

Net Assets: Total
Contract Value in accumulation period	$129,733	$17,603
Contracts in Payout (annuitization) period	—	—

Net Assets	$129,733	$17,603

Total Units Outstanding	9,564	1,150
Unit Value (Accumulation, Lowest to Highest)	$12.12 to $14.41	$15.13 to $15.31

Cost of Shares in Underlying Fund	$114,284	$14,074

STATEMENT OF OPERATIONS Year Ended December 31, 2010 (continued)
	Investment
	Pioneer Equity Income VCT Class II	Pioneer Fund VCT Class II

2010 Investment Income
Income:
Reinvested dividends	$1,384	$167
Expenses:
Mortality expense risk and administrative charges	867	222

Net investment income/(expense)	517	(55)

2010 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	78	68
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	78	68
Net change in unrealized appreciation/(depreciation) of investments	15,778	2,290

Net realized and unrealized gain/(loss) from investments	15,856	2,358

2010 Net Increase/(Decrease) in Net Assets Resulting from Operations	$16,373	$2,303

See notes to financial statements.

B-22

Divisions
Pioneer Mid Cap Value VCT Class II	Seligman Communications and Information Class 2

4,159,027	1,030,526
16.83	22.43

$69,996,426	$23,114,699

43,032	23,573

$69,953,394	$23,091,126

$69,953,394	$23,091,126
—	—

$69,953,394	$23,091,126

4,538,729	1,290,776
$12.26 to $15.46	$12.50 to $17.97

$57,986,528	$18,905,645

Divisions
Pioneer Mid Cap Value VCT Class II	Seligman Communications and Information Class 2

$387,008	$—

683,448	235,141

(296,440)	(235,141)

810,418	501,822
—	—

810,418	501,822
7,861,167	2,363,160

8,671,585	2,864,982

$8,375,145	$2,629,841

B-23

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2009 and 2010

	RS Large Cap Alpha VIP Series	RS S&P 500 Index VIP Series	RS Asset Allocation VIP Series

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$(901,473)	$204,637	$(3,323)
Net realized gain/(loss) from sale of investments	79,602	(891,413)	(603,578)
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	20,391,677	8,319,425	1,154,697

Net increase/(decrease) resulting from operations	19,569,806	7,632,649	547,796

2009 Contract Transactions
Contract purchase payments	71,910,003	4,198,602	104,742
Transfers between investment divisions, net	3,918,725	(444,729)	(2,896,875)
Transfers on account of death	(139,231)	(56,916)	(2,913)
Transfers for annuity benefits, surrenders and partial withdrawals	(1,696,612)	(1,320,647)	(223,155)
Contract fees	(11,892)	(12,562)	(3,842)
Transfers–other	(306,173)	(171,720)	4,443

Net increase/(decrease) from contract transactions	73,674,820	2,192,028	(3,017,600)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	93,244,626	9,824,677	(2,469,804)
Net Assets at December 31, 2008	31,193,024	27,080,211	2,469,804

Net Assets at December 31, 2009	$124,437,650	$36,904,888	$—

2010 Increase/(Decrease) from Operations
Net investment income/(expense)	$2,018,468	$95,935	$—
Net realized gain/(loss) from sale of investments	1,822,436	(283,393)	—
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	21,289,230	4,989,645	—

Net increase/(decrease) resulting from operations	25,130,134	4,802,187	—

2010 Contract Transactions
Contract purchase payments	56,936,605	1,292,376	—
Transfers between investment divisions, net	(60,484)	(367,556)	—
Transfers on account of death	(712,608)	(469,555)	—
Transfers for annuity benefits, surrenders and partial withdrawals	(4,235,731)	(1,638,280)	—
Contract fees	(25,643)	(12,856)	—
Transfers–other	464,562	(120,115)	—

Net increase/(decrease) from contract transactions	52,366,701	(1,315,986)	—

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	77,496,835	3,486,201	—
Net Assets at December 31, 2009	124,437,650	36,904,888	—

Net Assets at December 31, 2010	$201,934,485	$40,391,089	$—

See notes to financial statements.

B-24

Investment Divisions
RS High Yield Bond VIP Series	RS Low Duration Bond VIP Series	RS Large Cap Value VIP Series	RS Partners VIP Series	RS Small Cap Growth Equity VIP Series	RS International Growth VIP Series	RS Emerging Markets VIP Series

$858,642	$611,644	$(23,198)	$(54,146)	$(150,933)	$159,837	$380,451
(200,560)	69,527	(2,203,741)	(340,799)	(681,024)	(767,783)	(2,191,063)
—	—	—	—	—	22,517	—
2,707,852	289,631	2,868,788	1,464,186	3,951,899	16,029,153	12,838,475

3,365,934	970,802	641,849	1,069,241	3,119,942	15,443,724	11,027,863

5,733,711	27,984,978	166,300	177,598	1,957,568	8,564,245	1,451,006
540,931	3,624,711	(4,197,640)	79,044	(186,325)	(6,143,686)	1,655,312
(53,705)	(41,592)	—	(1,363)	(22,041)	(88,651)	(25,295)
(441,138)	(1,578,892)	(190,452)	(105,139)	(468,817)	(1,501,216)	(1,219,055)
(3,396)	(2,763)	(2,301)	(2,019)	(4,813)	(14,793)	(11,404)
(68,545)	(61,138)	(22,431)	(77,517)	(83,938)	(360,585)	(206,448)

5,707,858	29,925,304	(4,246,524)	70,604	1,191,634	455,314	1,644,116

—	—	—	—	—	—	—

9,073,792	30,896,106	(3,604,675)	1,139,845	4,311,576	15,899,038	12,671,979
6,350,668	8,008,645	3,604,675	2,934,474	7,924,021	37,487,023	12,250,038

$15,424,460	$38,904,751	$—	$4,074,319	$12,235,597	$53,386,061	$24,922,017

$1,307,383	$1,407,679	$—	$(71,536)	$(200,415)	$85,877	$306,414
(206,011)	172,079	—	(184,158)	(856,335)	(483,203)	(928,295)
—	539,353	—	—	—	—	123,983
702,160	(607,717)	—	1,291,166	4,090,936	7,110,244	4,457,221

1,803,532	1,511,394	—	1,035,472	3,034,186	6,712,918	3,959,323

1,126,241	35,118,239	—	340,234	528,539	1,380,831	1,621,541
1,714,505	5,660,823	—	121,545	(14,573)	(548,516)	(953,450)
(55,946)	(75,428)	—	(789)	(37,625)	(401,573)	(68,420)
(1,026,886)	(2,036,192)	—	(274,805)	(845,081)	(2,517,928)	(2,615,276)
(4,404)	(7,586)	—	(2,056)	(5,038)	(14,931)	(12,369)
(35,558)	724,866	—	(20,551)	(57,106)	(369,396)	(138,886)

1,717,952	39,384,722	—	163,578	(430,884)	(2,471,513)	(2,166,860)

—	—	—	—	—	—	—

3,521,484	40,896,116	—	1,199,050	2,603,302	4,241,405	1,792,463
15,424,460	38,904,751	—	4,074,319	12,235,597	53,386,061	24,922,017

$18,945,944	$79,800,867	$—	$5,273,369	$14,838,899	$57,627,466	$26,714,480

B-25

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2009 and 2010 (continued)

	RS Investment Quality Bond VIP Series	RS Mid Cap Growth VIP Series	RS Global Natural Resources VIP Series

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$5,381,788	$(3,853)	$(50,662)
Net realized gain/(loss) from sale of investments	(81,460)	56,118	(759,074)
Reinvested realized gain distributions	1,174,159	—	—
Net change in unrealized appreciation/(depreciation) of investments	7,069,516	13,648	2,146,394

Net increase/(decrease) resulting from operations	13,544,003	65,913	1,336,658

2009 Contract Transactions
Contract purchase payments	57,841,482	5,474	331,677
Transfers between investment divisions, net	18,648,051	(287,744)	(154,042)
Transfers on account of death	(367,454)	—	(451)
Transfers for annuity benefits, surrenders and partial withdrawals	(4,871,684)	(3,080)	(549,289)
Contract fees	(36,575)	(54)	(1,422)
Transfers–other	(953,817)	9,793	(92,877)

Net increase/(decrease) from contract transactions	70,260,003	(275,611)	(466,404)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	83,804,006	(209,698)	870,254
Net Assets at December 31, 2008	110,597,020	209,698	2,566,257

Net Assets at December 31, 2009	$194,401,026	$—	$3,436,511

2010 Increase/(Decrease) from Operations
Net investment income/(expense)	$6,266,091	$—	$(63,368)
Net realized gain/(loss) from sale of investments	1,198,671	—	(61,927)
Reinvested realized gain distributions	2,752,406	—	—
Net change in unrealized appreciation/(depreciation) of investments	2,367,157	—	1,080,879

Net increase/(decrease) resulting from operations	12,584,325	—	955,584

2010 Contract Transactions
Contract purchase payments	53,646,752	—	724,362
Transfers between investment divisions, net	9,663,240	—	95,230
Transfers on account of death	(1,762,428)	—	—
Transfers for annuity benefits, surrenders and partial withdrawals	(8,064,276)	—	(167,082)
Contract fees	(43,353)	—	(1,769)
Transfers–other	493,780	—	45,591

Net increase/(decrease) from contract transactions	53,933,715	—	696,332

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	66,518,040	—	1,651,916
Net Assets at December 31, 2009	194,401,026	—	3,436,511

Net Assets at December 31, 2010	$260,919,066	$—	$5,088,427

See notes to financial statements.

B-26

Investment Divisions
RS Value VIP Series	RS Equity Dividend VIP Series	RS Technology VIP Series	RS Money Market VIP Series	Gabelli Capital Asset	Value Line Centurion	Value Line Strategic Asset Management Trust

$(3,040)	$(1,341)	$(7,985)	$(345,501)	$(68,347)	$(13,546)	$(25,642)
(11,997)	(6,436)	101,810	—	(597,389)	(101,397)	(450,518)
—	—	—	—	5,877	—	494,536
61,812	32,932	82,570	—	3,189,969	188,438	1,013,976

46,775	25,155	176,395	(345,501)	2,530,110	73,495	1,032,352

7,395	11,506	47,969	4,020,649	341,720	41,098	253,707
83,462	(61,155)	(317,531)	2,883,843	(134,781)	14,179	(291)
—	—	—	(1,716)	(55,736)	(19,670)	(40,599)
(5,104)	(39,065)	(1,898)	(3,822,065)	(542,511)	(16,260)	(504,526)
(151)	(134)	(198)	(12,612)	(6,183)	(498)	(4,451)
(3,250)	(292)	(1,305)	(7,094,550)	(253,444)	(12,547)	(175,963)

82,352	(89,140)	(272,963)	(4,026,451)	(650,935)	6,302	(472,123)

—	—	—	10,726	—	—	—

129,127	(63,985)	(96,568)	(4,361,226)	1,879,175	79,797	560,229
119,034	63,985	96,568	27,952,838	7,947,600	852,553	6,058,576

$248,161	$—	$—	$23,591,612	$9,826,775	$932,350	$6,618,805

$(6,501)	$—	$—	$(305,990)	$(120,026)	$5,472	$(50,321)
38,190	—	—	—	(204,178)	(236,671)	(293,328)
—	—	—	—	—	—	—
45,902	—	—	—	2,934,018	446,986	1,224,121

77,591	—	—	(305,990)	2,609,814	215,787	880,472

8,342	—	—	6,223,331	212,521	32,956	419,863
90,395	—	—	(5,666,122)	(57,201)	14,484	41,560
—	—	—	(28,557)	(41,025)	—	(86,990)
(19,740)	—	—	(3,373,537)	(776,195)	(94,663)	(676,710)
(181)	—	—	(12,799)	(5,735)	(453)	(4,369)
235	—	—	(1,893,984)	(90,826)	(2,884)	(49,193)

79,051	—	—	(4,751,668)	(758,461)	(50,560)	(355,839)

—	—	—	1,627	—	—	—

156,642	—	—	(5,056,031)	1,851,353	165,227	524,633
248,161	—	—	23,591,612	9,826,775	932,350	6,618,805

$404,803	$—	$—	$18,535,581	$11,678,128	$1,097,577	$7,143,438

B-27

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2009 and 2010 (continued)

	Invesco V.I. Capital Appreciation Series II	Invesco V.I. Basic Value Series II	Invesco V.I. Global Real Estate Series II

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$(128,441)	$(7,697)	$(226)
Net realized gain/(loss) from sale of investments	(504,678)	(680,321)	—
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	2,564,919	1,216,149	4,138

Net increase/(decrease) resulting from operations	1,931,800	528,131	3,912

2009 Contract Transactions
Contract purchase payments	150,833	44,328	64,515
Transfers between investment divisions, net	(157,619)	(51,452)	—
Transfers on account of death	(7,503)	(879)	—
Transfers for annuity benefits, surrenders and partial withdrawals	(306,727)	(96,946)	—
Contract fees	(4,547)	(1,106)	—
Transfers–other	(53,584)	(7,442)	—

Net increase/(decrease) from contract transactions	(379,147)	(113,497)	64,515

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	1,552,653	414,634	68,427
Net Assets at December 31, 2008	10,057,392	1,326,700	—

Net Assets at December 31, 2009	$11,610,045	$1,741,334	$68,427

2010 Increase/(Decrease) from Operations
Net investment income/(expense)	$(113,342)	$(20,907)	$6,344
Net realized gain/(loss) from sale of investments	(470,122)	(320,388)	1,173
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	2,116,121	422,102	22,055

Net increase/(decrease) resulting from operations	1,532,657	80,807	29,572

2010 Contract Transactions
Contract purchase payments	93,317	34,484	146,024
Transfers between investment divisions, net	(475,691)	(91,238)	16,265
Transfers on account of death	—	(5,484)	—
Transfers for annuity benefits, surrenders and partial withdrawals	(690,351)	(94,465)	(5,371)
Contract fees	(4,129)	(995)	(30)
Transfers–other	(89,638)	(22,753)	1,995

Net increase/(decrease) from contract transactions	(1,166,492)	(180,451)	158,883

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	366,165	(99,644)	188,455
Net Assets at December 31, 2009	11,610,045	1,741,334	68,427

Net Assets at December 31, 2010	$11,976,210	$1,641,690	$256,882

See notes to financial statements.

B-28

Investment Divisions
Invesco V.I. Government Securities Series II	Invesco V.I. Mid Cap Core Equity Series II	Invesco V.I. Core Equity Series II	Invesco Van Kampen V.I. Mid Cap Value Series II	Invesco Van Kampen V.I. Government Series II	Invesco Van Kampen V.I. Growth and Income Series II	Alger Capital Appreciation Class S

$180,740	$(10,159)	$(871)	$(21)	$195,944	$165,091	$(26,885)
138,121	(224,854)	(2,186)	—	(38,317)	(664,571)	(321,389)
217,575	26,493	—	—	—	—	—
(672,529)	695,219	59,877	2,331	(184,992)	2,105,028	960,009

(136,093)	486,699	56,820	2,310	(27,365)	1,605,548	611,735

217,047	258,800	60,847	7,314	183,272	106,823	248,974
(203,574)	(39,536)	(1,453)	—	(84,115)	(522,978)	(3,458)
(46,412)	(22,855)	—	—	—	(52,781)	(2,502)
(545,305)	(84,316)	(14,063)	—	(271,602)	(620,680)	(128,354)
(3,021)	(1,343)	(209)	—	(1,900)	(4,496)	(1,367)
(68,078)	(116,226)	(2,340)	—	(96,663)	(65,312)	(19,799)

(649,343)	(5,476)	42,782	7,314	(271,008)	(1,159,424)	93,494

—	—	—	—	—	—	—

(785,436)	481,223	99,602	9,624	(298,373)	446,124	705,229
6,814,770	1,869,606	182,604	—	4,232,642	8,341,512	1,386,968

$6,029,334	$2,350,829	$282,206	$9,624	$3,934,269	$8,787,636	$2,092,197

$168,189	$(27,762)	$(2,946)	$(502)	$(51,208)	$(120,496)	$(27,670)
47,953	(129,669)	2,008	1,870	(2,138)	(262,848)	(87,944)
—	—	—	—	—	—	—
(15,187)	402,245	23,295	8,636	179,488	1,231,721	349,432

200,955	244,814	22,357	10,004	126,142	848,377	233,818

46,645	120,598	72,071	68,310	22,291	82,685	137,253
42,219	(40,088)	34,607	19,518	(43,300)	(15,823)	(38,105)
(32,858)	(24,423)	(11,222)	—	(31,578)	(210,000)	(24,152)
(859,148)	(336,728)	(19,171)	—	(368,865)	(719,985)	(123,337)
(2,283)	(1,265)	(212)	(16)	(1,350)	(4,186)	(1,263)
(53,238)	(73,853)	(185)	—	9,524	(49,998)	20,147

(858,663)	(355,759)	75,888	87,812	(413,278)	(917,307)	(29,457)

—	—	—	—	—	—	—

(657,708)	(110,945)	98,245	97,816	(287,136)	(68,930)	204,361
6,029,334	2,350,829	282,206	9,624	3,934,269	8,787,636	2,092,197

$5,371,626	$2,239,884	$380,451	$107,440	$3,647,133	$8,718,706	$2,296,558

B-29

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2009 and 2010 (continued)

	Alliance Bernstein VPS Growth & Income Class B	Alliance Bernstein VPS International Value Class B	Alliance Bernstein VPS Large Cap Growth Class B

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$39,483	$28,156	$(26,453)
Net realized gain/(loss) from sale of investments	(416,917)	188,933	(61,002)
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	696,601	1,803,198	607,727

Net increase/(decrease) resulting from operations	319,167	2,020,287	520,272

2009 Contract Transactions
Contract purchase payments	61,382	10,629,588	54,774
Transfers between investment divisions, net	(107,126)	(722,050)	184,259
Transfers on account of death	(8,242)	(4,418)	(11,393)
Transfers for annuity benefits, surrenders and partial withdrawals	(205,025)	(83,239)	(153,648)
Contract fees	(1,901)	(4)	(881)
Transfers–other	(16,501)	3,860	1,603

Net increase/(decrease) from contract transactions	(277,413)	9,823,737	74,714

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	41,754	11,844,024	594,986
Net Assets at December 31, 2008	2,147,660	—	1,428,849

Net Assets at December 31, 2009	$2,189,414	$11,844,024	$2,023,835

2010 Increase/(Decrease) from Operations
Net investment income/(expense)	$(33,185)	$353,791	$(23,857)
Net realized gain/(loss) from sale of investments	(205,408)	109,773	(38,884)
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	469,024	904,606	197,069

Net increase/(decrease) resulting from operations	230,431	1,368,170	134,328

2010 Contract Transactions
Contract purchase payments	50,792	13,089,220	29,179
Transfers between investment divisions, net	(55,003)	771,664	(55,382)
Transfers on account of death	(566)	(32,764)	—
Transfers for annuity benefits, surrenders and partial withdrawals	(156,663)	(312,288)	(263,244)
Contract fees	(1,574)	(1,891)	(783)
Transfers–other	(9,024)	256,851	(41,465)

Net increase/(decrease) from contract transactions	(172,038)	13,770,792	(331,695)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	58,393	15,138,962	(197,367)
Net Assets at December 31, 2009	2,189,414	11,844,024	2,023,835

Net Assets at December 31, 2010	$2,247,807	$26,982,986	$1,826,468

See notes to financial statements.

B-30

Investment Divisions
Alliance Bernstein VPS Global Thematic Growth Class B	Alliance Bernstein VPS Real Estate Investment Class B	Alliance Bernstein VPS Value Class B	BlackRock Global Allocation V.I. Class III	BlackRock Large Cap Core V.I. Class III	BlackRock Large Cap Value V.I. Class III	Columbia Asset Allocation Variable Series Class B

$(21,372)	$35,072	$26,400	$3,764	$114,221	$2,318	$131
(44,907)	(1,417,707)	(513,252)	2,008	2,888	68	—
—	80,798	—	—	—	—	—
551,527	2,238,877	782,136	10,087	3,438,322	8,157	6,511

485,248	937,040	295,284	15,859	3,555,431	10,543	6,642

92,293	133,715	25,113	458,202	22,573,194	201,412	39,102
371,944	(280,520)	(497,206)	24	(180,176)	—	5,000
(2,650)	(1,107)	—	—	(8,596)	—	—
(42,063)	(304,240)	(83,162)	(66,279)	(172,872)	(1,125)	—
(877)	(2,704)	(927)	—	(8)	—	—
(11,834)	(30,548)	2,502	30,255	(1,858)	—	59,452

406,813	(485,404)	(553,680)	422,202	22,209,684	200,287	103,554

—	—	—	—	—	—	—

892,061	451,636	(258,396)	438,061	25,765,115	210,830	110,196
1,006,090	4,218,049	2,083,283	—	—	—	—

$1,898,151	$4,669,685	$1,824,887	$438,061	$25,765,115	$210,830	$110,196

$7,902	$(20,680)	$3,629	$(1,673)	$(38,939)	$(2,610)	$6,629
(28,169)	(719,492)	(279,521)	26,527	46,167	941	196
—	—	—	7,682	—	—	—
318,956	1,830,098	421,754	84,418	5,803,311	41,965	61,019

298,689	1,089,926	145,862	116,954	5,810,539	40,296	67,844

53,516	105,972	31,563	864,622	46,454,924	333,437	464,611
(92,086)	180,738	(149,587)	(196,516)	2,364,459	12,214	—
(17,738)	(18,994)	(28,005)	(10,273)	(73,067)	—	—
(169,260)	(470,120)	(116,031)	(62,396)	(881,143)	(6,259)	(1,224)
(912)	(2,798)	(810)	(194)	(4,078)	(48)	(327)
(5,448)	(43,367)	(6,921)	202,415	1,269,754	5,758	27,583

(231,928)	(248,569)	(269,791)	797,658	49,130,849	345,102	490,643

—	—	—	—	—	—	—

66,761	841,357	(123,929)	914,612	54,941,388	385,398	558,487
1,898,151	4,669,685	1,824,887	438,061	25,765,115	210,830	110,196

$1,964,912	$5,511,042	$1,700,958	$1,352,673	$80,706,503	$596,228	$668,683

B-31

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2009 and 2010 (continued)

	Columbia Small Cap Value Variable Series Class B	Columbia Small Company Growth Variable Series Class B	Columbia Marsico 21st Century Variable Series Class B

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$(23,054)	$(172)	$(277)
Net realized gain/(loss) from sale of investments	67,274	—	—
Reinvested realized gain distributions	11,327	—	—
Net change in unrealized appreciation/(depreciation) of investments	1,804,475	2,782	4,448

Net increase/(decrease) resulting from operations	1,860,022	2,610	4,171

2009 Contract Transactions
Contract purchase payments	10,314,771	54,581	68,584
Transfers between investment divisions, net	(186,672)	—	—
Transfers on account of death	(4,093)	—	—
Transfers for annuity benefits, surrenders and partial withdrawals	(82,659)	—	—
Contract fees	(4)	—	—
Transfers–other	(5,057)	1,558	—

Net increase/(decrease) from contract transactions	10,036,286	56,139	68,584

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	11,896,308	58,749	72,755
Net Assets at December 31, 2008	—	—	—

Net Assets at December 31, 2009	$11,896,308	$58,749	$72,755

2010 Increase/(Decrease) from Operations
Net investment income/(expense)	$(89,676)	$(4,689)	$(2,254)
Net realized gain/(loss) from sale of investments	696,085	210	3,012
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	4,262,253	69,537	19,371

Net increase/(decrease) resulting from operations	4,868,662	65,058	20,129

2010 Contract Transactions
Contract purchase payments	12,672,178	173,913	58,845
Transfers between investment divisions, net	(679,167)	20,041	11,959
Transfers on account of death	(30,774)	—	—
Transfers for annuity benefits, surrenders and partial withdrawals	(342,278)	(1,186)	(815)
Contract fees	(1,871)	(15)	(20)
Transfers–other	305,635	6,014	(29)

Net increase/(decrease) from contract transactions	11,923,723	198,767	69,940

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	16,792,385	263,825	90,069
Net Assets at December 31, 2009	11,896,308	58,749	72,755

Net Assets at December 31, 2010	$28,688,693	$322,574	$162,824

See notes to financial statements.

B-32

Investment Divisions
Columbia Marsico Growth Variable Series Class B	Davis Financial	Davis Real Estate	Davis Value	Wells Fargo Advantage VT International Equity Class 2	Wells Fargo Advantage VT Small Cap Value Class 2	Fidelity VIP Balanced Service Class 2

$(305)	$(7,719)	$29,915	$(284,917)	$(179,170)	$(205)	$6,302
5	(237,775)	(1,051,426)	(2,902,278)	155,253	31	(147,488)
—	—	—	—	—	—	12,411

5,255	610,475	1,800,780	17,719,280	4,573,633	2,848	1,423,352

4,955	364,981	779,269	14,532,085	4,549,716	2,674	1,294,577

42,614	128,999	99,207	8,258,811	30,880,303	30,741	93,713
7,347	51,434	345,920	(3,742,958)	(449,093)	5,000	283,978
—	—	(3,273)	(59,481)	(11,262)	—	(32,545)

(247)	(49,128)	(150,401)	(1,367,223)	(240,278)	(627)	(367,577)
—	(843)	(2,095)	(13,298)	(12)	—	(3,908)
—	28,914	(3,745)	(580,745)	(8,010)	—	11,544

49,714	159,376	285,613	2,495,106	30,171,648	35,114	(14,795)

—	—	—	—	—	—	—

54,669	524,357	1,064,882	17,027,191	34,721,364	37,788	1,279,782
—	853,447	2,498,191	39,593,931	—	—	3,486,072

$54,669	$1,377,804	$3,563,073	$56,621,122	$34,721,364	$37,788	$4,765,854

$(3,746)	$(10,850)	$11,918	$(83,283)	$(453,379)	$(669)	$(585)
1,172	(126,404)	(995,159)	(1,025,066)	1,035,362	945	(21,484)
—	—	—	—	1,874,832	—	29,102

48,071	302,251	1,598,790	7,370,214	7,250,450	7,324	767,796

45,497	164,997	615,549	6,261,865	9,707,265	7,600	774,829

316,277	380,287	66,195	855,336	37,394,152	11,715	60,531
(7,580)	(70,619)	(9,739)	265,782	(2,382,956)	(1,413)	474,053
—	—	(1,296)	(758,164)	(102,087)	—	(725)

(403)	(57,292)	(302,641)	(2,098,557)	(970,116)	(1,201)	(415,031)
(15)	(921)	(2,254)	(13,264)	(5,566)	(10)	(3,402)
—	12,980	(14,249)	(423,860)	775,469	6	(29,395)

308,279	264,435	(263,984)	(2,172,727)	34,708,896	9,097	86,031

—	—	—	—	—	—	—

353,776	429,432	351,565	4,089,138	44,416,161	16,697	860,860
54,669	1,377,804	3,563,073	56,621,122	34,721,364	37,788	4,765,854

$408,445	$1,807,236	$3,914,638	$60,710,260	$79,137,525	$54,485	$5,626,714

B-33

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2009 and 2010 (continued)

	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Service Class 2

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$(332,096)	$125,358	$(24,695)
Net realized gain/(loss) from sale of investments	(9,614,663)	(1,490,725)	(226,252)
Reinvested realized gain distributions	41,724	—	1,391
Net change in unrealized appreciation/(depreciation) of investments	52,627,668	7,046,632	655,373

Net increase/(decrease) resulting from operations	42,722,633	5,681,265	405,817

2009 Contract Transactions
Contract purchase payments	40,428,423	4,700,068	52,794
Transfers between investment divisions, net	(9,338,622)	(1,315,075)	(273,607)
Transfers on account of death	(436,751)	(59,517)	(3,900)
Transfers for annuity benefits, surrenders and partial withdrawals	(4,430,954)	(911,775)	(96,704)
Contract fees	(39,305)	(6,825)	(1,540)
Transfers–other	(1,030,282)	(190,803)	(32,997)

Net increase/(decrease) from contract transactions	25,152,509	2,216,073	(355,954)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	67,875,142	7,897,338	49,863
Net Assets at December 31, 2008	104,377,399	15,819,582	1,707,249

Net Assets at December 31, 2009	$172,252,541	$23,716,920	$1,757,112

2010 Increase/(Decrease) from Operations
Net investment income/(expense)	$(734,896)	$25,251	$(28,868)
Net realized gain/(loss) from sale of investments	(5,553,255)	(1,122,640)	(23,727)
Reinvested realized gain distributions	101,847	—	6,354
Net change in unrealized appreciation/(depreciation) of investments	37,676,525	4,185,253	429,728

Net increase/(decrease) resulting from operations	31,490,221	3,087,864	383,487

2010 Contract Transactions
Contract purchase payments	50,228,072	396,236	41,987
Transfers between investment divisions, net	(1,700,254)	313,347	78,005
Transfers on account of death	(916,559)	(189,214)	—
Transfers for annuity benefits, surrenders and partial withdrawals	(7,440,663)	(1,244,769)	(129,237)
Contract fees	(42,560)	(6,937)	(1,441)
Transfers–other	80,606	(213,628)	(22,576)

Net increase/(decrease) from contract transactions	40,208,642	(944,965)	(33,262)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	71,698,863	2,142,899	350,225
Net Assets at December 31, 2009	172,252,541	23,716,920	1,757,112

Net Assets at December 31, 2010	$243,951,404	$25,859,819	$2,107,337

See notes to financial statements.

B-34

Investment Divisions
Fidelity VIP Investment Grade Bond Service Class 2	Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Overseas Service Class 2	Templeton Global Bond Securities Class 2	Templeton Growth Securities Class 2	Franklin Income Securities Class 2	Mutual Shares Securities Class 2

$4,153,109	$(693,117)	$1,820	$(745)	$101,827	$7,229	$(326)
(414,992)	(1,805,796)	(10)	(148)	(351,656)	6,032	81
261,546	437,442	218	—	—	—	—

3,807,915	25,190,330	3,774	9,886	1,890,931	46,814	10,790

7,807,578	23,128,859	5,802	8,993	1,641,102	60,075	10,545

17,139,858	39,029,172	125,055	766,854	321,811	1,101,988	373,571
6,782,038	(4,944,916)	—	103,062	(130,584)	4,807	—
(291,589)	(185,122)	—	—	(31,656)	—	—
(1,951,284)	(2,747,931)	(33)	(2,047)	(252,285)	(6,739)	(576)
(13,210)	(19,891)	(3)	(4)	(3,608)	—	—
(395,430)	(466,070)	5,029	19,351	(60,259)	(452,433)	791

21,270,383	30,665,242	130,048	887,216	(156,581)	647,623	373,786

—	—	—	—	—	—	—

29,077,961	53,794,101	135,850	896,209	1,484,521	707,698	384,331
46,289,035	43,563,507	—	—	5,700,123	—	—

$75,366,996	$97,357,608	$135,850	$896,209	$7,184,644	$707,698	$384,331

$1,550,370	$(1,632,726)	$(964)	$(2,404)	$(13,268)	$71,336	$341
267,331	989,995	2,398	12,609	(241,547)	15,825	888
906,069	380,063	431	4,396	—	—	—

1,803,015	29,462,637	24,229	176,595	674,982	111,916	60,098

4,526,785	29,199,969	26,094	191,196	420,167	199,077	61,327

1,922,677	31,555,551	58,605	1,619,995	526,411	1,431,554	510,318
4,344,097	(9,663,089)	(14,680)	(75,756)	10,691	11,965	—
(657,850)	(697,618)	—	—	(3,814)	—	—
(2,647,793)	(4,642,797)	(3,988)	(62,583)	(601,486)	(45,653)	(3,896)
(14,770)	(25,699)	(9)	(190)	(3,274)	(148)	(47)
(644,222)	177,525	37,095	168,412	(70,677)	208,192	14,859

2,302,139	16,703,873	77,023	1,649,878	(142,149)	1,605,910	521,234

—	—	—	—	—	—	—

6,828,924	45,903,842	103,117	1,841,074	278,018	1,804,987	582,561
75,366,996	97,357,608	135,850	896,209	7,184,644	707,698	384,331

$82,195,920	$143,261,450	$238,967	$2,737,283	$7,462,662	$2,512,685	$966,892

B-35

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2009 and 2010 (continued)

	Franklin U.S. Government Class 2	Franklin Rising Dividends Securities Class 2	Franklin Small CapValue Securities Class 2

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$218,496	$(13,577)	$10,153
Net realized gain/(loss) from sale of investments	(5,379)	(752,371)	(2,513,495)
Reinvested realized gain distributions	—	—	1,390,392
Net change in unrealized appreciation/(depreciation) of investments	(25,828)	3,755,334	10,847,593

Net increase/(decrease) resulting from operations	187,289	2,989,386	9,734,643

2009 Contract Transactions
Contract purchase payments	31,049,520	154,090	15,591,497
Transfers between investment divisions, net	1,755,262	(549,199)	(2,228,504)
Transfers on account of death	(13,084)	(98,685)	(76,527)
Transfers for annuity benefits, surrenders and partial withdrawals	(236,630)	(839,280)	(941,056)
Contract fees	(15)	(6,219)	(7,668)
Transfers–other	(21,941)	(182,063)	(360,521)

Net increase/(decrease) from contract transactions	32,533,112	(1,521,356)	11,977,221

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	32,720,401	1,468,030	21,711,864
Net Assets at December 31, 2008	—	19,175,348	22,932,725

Net Assets at December 31, 2009	$32,720,401	$20,643,378	$44,644,589

2010 Increase/(Decrease) from Operations
Net investment income/(expense)	$957,036	$16,252	$(410,194)
Net realized gain/(loss) from sale of investments	265	(226,720)	(1,507,462)
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	558,217	3,946,120	15,373,871

Net increase/(decrease) resulting from operations	1,515,518	3,735,652	13,456,215

2010 Contract Transactions
Contract purchase payments	38,119,383	60,313	11,718,937
Transfers between investment divisions, net	3,232,557	(545,414)	(2,890,224)
Transfers on account of death	(88,557)	(66,806)	(421,418)
Transfers for annuity benefits, surrenders and partial withdrawals	(1,030,521)	(885,832)	(1,622,526)
Contract fees	(5,764)	(5,471)	(9,484)
Transfers–other	1,158,587	(170,689)	(45,206)

Net increase/(decrease) from contract transactions	41,385,685	(1,613,899)	6,730,079

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	42,901,203	2,121,753	20,186,294
Net Assets at December 31, 2009	32,720,401	20,643,378	44,644,589

Net Assets at December 31, 2010	$75,621,604	$22,765,131	$64,830,883

See notes to financial statements.

B-36

Investment Divisions
MFS Research Bond Service Class	MFS Core Equity Service Class	MFS Growth Service Class	MFS Investor Trust Service Class	MFS New Discovery Service Class	MFS Strategic Income Service Class	MFS Total Return Service Class

$85,016	$(1,690)	$(17,680)	$(2,935)	$(26,914)	$98,200	$392,265
288	(6,462)	(24,513)	(18,804)	(299,080)	(41,524)	(1,074,812)
—	—	—	—	—	—	—
365,912	63,104	376,301	197,555	1,006,787	175,776	3,593,240

451,216	54,952	334,108	175,816	680,793	232,452	2,910,693

33,512	16,838	151,460	10,924	110,874	2,289	196,054
138,556	24,780	120,787	44,523	8,382	172,863	(103,616)
(42,825)	—	—	—	—	—	(46,549)
(252,442)	(1,536)	(48,103)	(61,164)	(41,635)	(56,294)	(1,341,084)
(1,323)	(150)	(1,037)	(821)	(664)	(573)	(10,129)
(59,348)	(1,732)	(9,275)	(1,559)	(19,083)	(23,876)	(444,297)

(183,870)	38,200	213,832	(8,097)	57,874	94,409	(1,749,621)

—	—	—	—	—	—	—

267,346	93,152	547,940	167,719	738,667	326,861	1,161,072
3,309,991	160,184	900,125	737,063	966,191	1,105,259	20,268,210

$3,577,337	$253,336	$1,448,065	$904,782	$1,704,858	$1,432,120	$21,429,282

$55,143	$(2,130)	$(25,157)	$(5,031)	$(32,375)	$43,757	$226,717
46,784	(14,367)	(23,131)	(6,182)	(39,966)	(42,123)	(506,518)
12,059	—	—	—	—	—	—
85,895	50,555	255,157	87,075	634,348	106,099	1,858,498

199,881	34,058	206,869	75,862	562,007	107,733	1,578,697

58,916	26,450	176,440	9,438	10,938	7,053	156,680
98,620	(29,169)	35,805	(19,082)	174,457	240,803	(511,411)
—	—	—	—	—	(5,592)	(38,684)
(282,470)	(56,243)	(102,939)	(104,589)	(178,112)	(268,924)	(1,529,896)
(1,194)	(175)	(1,027)	(667)	(699)	(598)	(8,921)
(16,867)	(1,563)	27,104	(1,402)	(13,643)	(32,118)	(342,642)

(142,995)	(60,700)	135,383	(116,302)	(7,059)	(59,376)	(2,274,874)

—	—	—	—	—	—	—

56,886	(26,642)	342,252	(40,440)	554,948	48,357	(696,177)
3,577,337	253,336	1,448,065	904,782	1,704,858	1,432,120	21,429,282

$3,634,223	$226,694	$1,790,317	$864,342	$2,259,806	$1,480,477	$20,733,105

B-37

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2009 and 2010 (continued)

	MFS Utilities Service Class	MFS Value Service Class	Oppenheimer Capital Appreciation/VA Service Class

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$1,455	$(961)	$(160,805)
Net realized gain/(loss) from sale of investments	24,881	869	47,173
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	1,583,071	12,516	4,232,123

Net increase/(decrease) resulting from operations	1,609,407	12,424	4,118,491

2009 Contract Transactions
Contract purchase payments	8,846,136	215,575	21,742,468
Transfers between investment divisions, net	(92,292)	(15)	(372,830)
Transfers on account of death	(4,142)	—	(8,561)
Transfers for annuity benefits, surrenders and partial withdrawals	(69,310)	(5,752)	(172,221)
Contract fees	(4)	—	(6)
Transfers–other	20,911	622	(3,945)

Net increase/(decrease) from contract transactions	8,701,299	210,430	21,184,905

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	10,310,706	222,854	25,303,396
Net Assets at December 31, 2008	—	—	—

Net Assets at December 31, 2009	$10,310,706	$222,854	$25,303,396

2010 Increase/(Decrease) from Operations
Net investment income/(expense)	$168,794	$(1,468)	$(607,638)
Net realized gain/(loss) from sale of investments	214,470	1,674	534,447
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	1,929,172	30,105	5,259,920

Net increase/(decrease) resulting from operations	2,312,436	30,311	5,186,729

2010 Contract Transactions
Contract purchase payments	11,356,451	127,191	33,640,730
Transfers between investment divisions, net	(851,760)	—	265,928
Transfers on account of death	(23,930)	—	(74,704)
Transfers for annuity benefits, surrenders and partial withdrawals	(267,470)	(20,220)	(747,536)
Contract fees	(1,637)	(58)	(3,882)
Transfers–other	278,309	3,818	811,604

Net increase/(decrease) from contract transactions	10,489,963	110,731	33,892,140

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	12,802,399	141,042	39,078,869
Net Assets at December 31, 2009	10,310,706	222,854	25,303,396

Net Assets at December 31, 2010	$23,113,105	$363,896	$64,382,265

See notes to financial statements.

B-38

Investment Divisions
Oppenheimer International Growth/VA Service Class	Oppenheimer Main Street Small Cap/VA Service Class	Oppenheimer Global Strategic Income/VA Service Class	PIMCO Low Duration Advisor Class	PIMCO Real Return Advisor Class	PIMCO Total Return Advisor Class	Pioneer Cullen Value VCT Class II

$(801)	$(150,481)	$(323,788)	$334	$698	$549,428	$(168,550)
111	131,796	154,085	76	149	20,394	28,542
—	—	1,220	7,963	7,022	1,184,847	—
11,444	3,949,514	4,502,836	(6,000)	(1,304)	89,630	6,949,087

10,754	3,930,829	4,334,353	2,373	6,565	1,844,299	6,809,079

306,385	20,768,474	45,656,568	271,927	171,351	39,738,143	44,398,635
14,079	(225,093)	(347,843)	8,490	3,830	1,144,656	(531,934)
—	(8,544)	(18,942)	—	—	(15,108)	(17,284)
(177)	(165,953)	(355,835)	(1,087)	(1,240)	(307,625)	(348,528)
(2)	(13)	(20)	—	—	(21)	(17)
409	1,588	(37,284)	4,206	17,658	88,305	(7,403)

320,694	20,370,459	44,896,644	283,536	191,599	40,648,350	43,493,469

—	—	—	—	—	—	—

331,448	24,301,288	49,230,997	285,909	198,164	42,492,649	50,302,548
—	—	—	—	—	—	—

$331,448	$24,301,288	$49,230,997	$285,909	$198,164	$42,492,649	$50,302,548

$(4,000)	$(427,258)	$3,951,712	$(917)	$(2,098)	$605,438	$(618,971)
387	1,499,529	819,574	47,050	9,626	279,970	64,611
—	—	—	4,806	11,102	2,764,596	—
64,990	7,410,365	4,956,784	9,111	19,112	1,200	7,427,505

61,377	8,482,636	9,728,070	60,050	37,742	3,651,204	6,873,145

236,710	25,495,269	55,815,204	1,288,608	1,142,047	49,327,469	36,808,902
3,685	(2,156,415)	(2,359,822)	(131,177)	(89,318)	1,963,357	2,630,813
—	(69,335)	(131,932)	—	(11,595)	(117,659)	(135,499)
(5,661)	(658,966)	(1,531,745)	(15,579)	(14,903)	(1,422,037)	(1,222,943)
(86)	(3,820)	(8,350)	(154)	(104)	(7,612)	(7,982)
7,882	549,066	1,529,332	37,857	112,409	1,872,702	557,182

242,530	23,155,799	53,312,687	1,179,555	1,138,536	51,616,220	38,630,473

—	—	—	—	—	—	—

303,907	31,638,435	63,040,757	1,239,605	1,176,278	55,267,424	45,503,618
331,448	24,301,288	49,230,997	285,909	198,164	42,492,649	50,302,548

$635,355	$55,939,723	$112,271,754	$1,525,514	$1,374,442	$97,760,073	$95,806,166

B-39

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2009 and 2010 (continued)

	Investment
	Pioneer Equity Income VCT Class II	Pioneer Fund VCT Class II

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$36	$(4)
Net realized gain/(loss) from sale of investments	—	18
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	594	1,547

Net increase/(decrease) resulting from operations	630	1,561

2009 Contract Transactions
Contract purchase payments	4,983	9,459
Transfers between investment divisions, net	—	—
Transfers on account of death	—	—
Transfers for annuity benefits, surrenders and partial withdrawals	—	(103)
Contract fees	—	—
Transfers–other	—	—

Net increase/(decrease) from contract transactions	4,983	9,356

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	5,613	10,917
Net Assets at December 31, 2008	—	—

Net Assets at December 31, 2009	$5,613	$10,917

2010 Increase/(Decrease) from Operations
Net investment income/(expense)	$517	$(55)
Net realized gain/(loss) from sale of investments	78	68
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	15,778	2,290

Net increase/(decrease) resulting from operations	16,373	2,303

2010 Contract Transactions
Contract purchase payments	107,913	4,704
Transfers between investment divisions, net	224	—
Transfers on account of death	—	—
Transfers for annuity benefits, surrenders and partial withdrawals	(382)	(312)
Contract fees	(8)	(9)
Transfers–other	—	—

Net increase/(decrease) from contract transactions	107,747	4,383

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	124,120	6,686
Net Assets at December 31, 2009	5,613	10,917

Net Assets at December 31, 2010	$129,733	$17,603

See notes to financial statements.

B-40

Divisions
Pioneer Mid Cap Value VCT Class II	Seligman Communications and Information Class 2

$(34,016)	$(68,433)
25,098	69,405
—	—
4,148,731	1,845,894

4,139,813	1,846,866

26,552,981	8,904,477
(237,700)	(282,664)
(10,575)	(4,106)
(208,300)	(69,502)
(10)	(3)
(5,924)	31,992

26,090,472	8,580,194

—	—

30,230,285	10,427,060
—	—

$30,230,285	$10,427,060

$(296,440)	$(235,141)
810,418	501,822
—	—
7,861,167	2,363,160

8,375,145	2,629,841

32,419,468	11,108,387
(869,135)	(1,040,754)
(81,485)	(24,506)
(838,115)	(276,114)
(4,758)	(1,662)
721,989	268,874

31,347,964	10,034,225

—	—

39,723,109	12,664,066
30,230,285	10,427,060

$69,953,394	$23,091,126

B-41

THE GUARDIAN SEPARATE ACCOUNT R

NOTES TO FINANCIAL STATEMENTS (December 31, 2010)

NOTE 1 — ORGANIZATION

The Guardian Separate Account R (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was organized by The Guardian Insurance & Annuity Company, Inc. (GIAC) on March 12, 2003, and commenced operations on March 8, 2004. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the individual and group deferred variable annuity contracts offered through the Account. GIAC provides for accumulations and benefits under the contracts by crediting the net premium purchase payments to one or more investment divisions established within the Account or to the Fixed Rate Option (FRO), as selected by the contract owner. Amounts allocated to the FRO are maintained by GIAC in its general account. The contract owner may transfer his or her contract value among the seventy-nine investment options within the Account, or the FRO. However, a contract owner may only invest in up to twenty investment options, including FRO, at any time. Contract owners who qualify may also purchase either a seven year or contract anniversary Enhanced Death Benefit Rider or a Guaranteed Minimum Death Benefit Rider (GMDB) and elect a Living Benefit Rider and/or Earnings Benefit Rider, which may provide greater benefits than the proceeds payable under the basic contract.

The seventy-nine investment options of the Account correspond to the following underlying mutual funds and classes of shares in which the investment option invests (collectively, the Funds and individually, a Fund):

RS Large Cap Alpha VIP Series

RS S&P 500 Index VIP Series

RS High Yield Bond VIP Series

RS Low Duration Bond VIP Series

RS Partners VIP Series

RS Small Cap Growth Equity VIP Series

RS International Growth VIP Series

RS Emerging Markets VIP Series

RS Investment Quality Bond VIP Series

RS Global Natural Resources VIP Series

RS Value VIP Series

RS Money Market VIP Series

Gabelli Capital Asset Fund

Value Line Centurion Fund

Value Line Strategic Asset Management Trust

Invesco V.I. Capital Appreciation Fund Series II (formerly AIM V.I. Capital Appreciation Fund Series II)

Invesco V.I. Basic Value Fund Series II (formerly AIM V.I. Basic Value Fund Series II)

Invesco V.I. Global Real Estate Fund Series II (formerly AIM V.I. Global Real Estate Fund Series II)

Invesco V.I. Government Securities Fund Series II
(formerly AIM V.I. Government Securities Fund Series II)

Invesco V.I. Mid Cap Core Equity Fund Series II (formerly AIM V.I. Mid Cap Core Equity Fund Series II)

Invesco V.I. Core Equity Fund Series II (formerly AIM V.I. Core Equity Fund Series II)

Invesco Van Kampen V.I. Mid Cap Value Fund Series II (formerly Van Kampen’s UIF U.S. Mid Cap Value Portfolio Class II)

Invesco Van Kampen V.I. Government Fund Series II (formerly Van Kampen Life Investment Trust Government Portfolio Class II)

Invesco Van Kampen V.I. Growth and Income Fund Series II (formerly Van Kampen Life Investment Trust Growth & Income Portfolio Class II)

Alger Capital Appreciation Portfolio Class S (formerly Alger American Capital Appreciation Portfolio Class S)

AllianceBernstein VPS Growth & Income Portfolio Class B

AllianceBernstein VPS International Value Portfolio Class B

AllianceBernstein VPS Large Cap Growth Portfolio Class B

AllianceBernstein VPS Global Thematic Growth Portfolio Class B

AllianceBernstein VPS Real Estate Investment Portfolio Class B

AllianceBernstein VPS Value Portfolio Class B

BlackRock Global Allocation V.I. Fund Class III

BlackRock Large Cap Core V.I. Fund Class III

BlackRock Large Cap Value V.I. Fund Class III

Columbia Asset Allocation Fund, Variable Series Class B

Columbia Small Cap Value Fund, Variable Series Class B

Columbia Small Company Growth Fund, Variable Series Class B

Columbia Marsico 21st Century Fund, Variable Series Class B

Columbia Marsico Growth Fund, Variable Series Class B

Davis Financial Portfolio

Davis Real Estate Portfolio

Davis Value Portfolio

Wells Fargo Advantage VT International Equity Fund Class 2 (formerly Evergreen VA International Equity Fund Share Class 2)

Wells Fargo Advantage VT Small Cap Value Fund Class 2 (formerly Evergreen VA Special Values Fund Share Class 2)

Fidelity VIP Balanced Portfolio Service Class 2

Fidelity VIP Contrafund Portfolio Service Class 2

Fidelity VIP Equity-Income Portfolio Service Class 2

Fidelity VIP Growth Portfolio Service Class 2

Fidelity VIP Investment Grade Bond Portfolio Service Class 2

Fidelity VIP Mid Cap Portfolio Service Class 2

Fidelity VIP Overseas Portfolio Service Class 2

B-42

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (continued)

Templeton Global Bond Securities Fund Class 2

Templeton Growth Securities Fund Class 2

Franklin Income Securities Fund Class 2

Mutual Shares Securities Fund Class 2

Franklin U.S. Government Fund Class 2

Franklin Rising Dividends Securities Fund Class 2

Franklin Small Cap Value Securities Fund Class 2

MFS Research Bond Series Service Class

MFS Core Equity Series Service Class

MFS Growth Series Service Class

MFS Investors Trust Series Service Class

MFS New Discovery Series Service Class

MFS Strategic Income Series Service Class

MFS Total Return Series Service Class

MFS Utilities Series Service Class

MFS Value Series Service Class

Oppenheimer Capital Appreciation Fund/VA Service Class

Oppenheimer International Growth Fund/VA Service Class

Oppenheimer Main Street Small Cap Fund/VA Service Class

Oppenheimer Global Strategic Income Fund/VA Service Class (formerly Oppenheimer Strategic Bond Fund/VA Service Class)

PIMCO Low Duration Portfolio Advisor Class

PIMCO Real Return Portfolio Advisor Class

PIMCO Total Return Portfolio Advisor Class

Pioneer Cullen Value VCT Portfolio Class II

Pioneer Equity Income VCT Portfolio Class II

Pioneer Fund VCT Portfolio Class II

Pioneer Mid Cap Value VCT Portfolio Class II

Seligman Communications and Information Portfolio Class 2

A tax-qualified and a non-tax-qualified investment division have been established within each investment option available in the Account.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make annuity payments, are obligations of GIAC.

The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets are sufficient to fund the amount required under the state insurance law to provide for death benefits (without regard to the policy’s minimum death benefit guarantee, guaranteed minimum income benefit or guaranteed minimum withdrawal benefit) and other policy benefits. Additional assets are held in GIAC’s general account to cover the contingency that a policy’s guaranteed benefit might exceed the benefit that would have been payable in the absence of such guarantee.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The following is a summary of significant accounting policies of the Account:

Investments

(a)	The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

(b)	Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date. Realized gains and losses are determined based on the cost of securities sold.

(c)	The cost of investments sold is determined on a first in, first out (FIFO) basis.

During 2010 the guidance pertaining to the disclosure of fair value measurements was amended to require (1) the separate disclosure of significant transfers in and out of Level 1 and Level 2 fair value measurements, (2) additional breakout of the information presented in reconciliation of Level 3 fair value measurements, and (3) increased disclosure about inputs and valuation techniques used to measure fair value. For the year ended December 31, 2010, there were no transfers in and out of Level 1 and Level 2.

The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect management’s view of market assumptions based on internally developed data in the

B-43

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (continued)

absence of observable market information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1 — inputs are quoted market prices available in active markets for identical assets on the reporting date. Assets in this category generally include actively traded registered mutual funds.

Level 2 — inputs are quoted prices for similar instruments in active markets, or quoted prices for identical or similar instruments in markets that are not active.

Level 3 — inputs are unobservable where there is little or no market activity and assumptions are based on internally derived information. Assets in this category generally include all other types of investments that do not meet the criteria of Level 1 or 2. As of December 31, 2010, none of the Account investments are considered Level 3.

The Account invests in various registered mutual funds managed by RS Investment Management Co., an affiliated company, and unaffiliated third parties. The fair value of the registered mutual funds is based upon the reported net asset values (“NAVs”) as provided by the fund manager. The Fair Value Hierarchy level of the Account net assets is based on observable market inputs of the registered mutual funds as published on recognized market exchanges. GIAC’s management reviews each mutual fund’s liquidity in each mutual fund in order to determine the level at which those investments should be reported. Generally, actively traded registered mutual funds are considered Level 1.

As of December 31, 2010, all investments of the Account were in actively traded registered mutual funds and were considered Level 1 with a total fair value of $2,345,334,575.

The guidance indicates that entities should determine whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. The guidance also indicates that entities should consider and evaluate the impact of decreased market activity and whether transactions are orderly in arriving at a fair value for its assets and liabilities, including evaluating whether values provided by pricing services are based on current information that reflects orderly transactions. As of December 31, 2010, none of the Account’s registered mutual funds investments’ level of trading activities is considered to have significantly decreased.

There were no financial instrument liabilities held by the Account as of December 31, 2010, or during the twelve months then ended.

Subsequent Events

The Account considers events occurring after the balance sheet date but prior to March 18, 2011, the issuance of the financial statements to be subsequent events requiring disclosure. There were no subsequent events for the year ended December 31, 2010.

Individual Mortality Table Used and the Assumed Investment Return

Net assets allocated to payout contracts involving life contingencies are computed according to the 1971, 1983 and 2000 Individual Annuity Mortality Tables and the assumed investment return is 4.0% – 6.0%, as applicable based on the annuitization date. The mortality risk is fully borne by GIAC and may result in additional amounts being transferred into the Account to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the general account of GIAC.

Federal Income Taxes

The operations of the Account are part of the operations of GIAC and, as such, are included in the consolidated tax return of Guardian. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. Under current tax law, no federal income taxes are payable by GIAC with respect to the operations of the Account.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

B-44

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (continued)

NOTE 3 — PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year December 31, 2010, were as follows:

	Purchases	Sales
RS Large Cap Alpha VIP Series	$63,609,737	$9,231,309
RS S&P 500 Index VIP Series	3,015,279	4,238,553
RS High Yield Bond VIP Series	8,758,013	5,727,736
RS Low Duration Bond VIP Series	44,345,767	2,999,368
RS Partners VIP Series	893,110	799,531
RS Small Cap Growth Equity VIP Series	1,723,323	2,354,207
RS International Growth VIP Series	4,658,773	7,052,009
RS Emerging Markets VIP Series	3,663,527	5,396,794
RS Investment Quality Bond VIP Series	82,028,263	19,086,725
RS Global Natural Resources VIP Series	1,434,835	788,503
RS Value VIP Series	259,859	190,808
RS Money Market VIP Series	10,874,412	15,961,411
Gabelli Capital Asset Fund	449,765	1,332,914
Value Line Centurion Fund	205,646	244,379
Value Line Strategic Asset Management Trust	698,627	1,098,707
Invesco V.I. Capital Appreciation Fund Series II (formerly AIM V.I. Capital Appreciation Fund Series II)	710,385	1,994,991
Invesco V.I. Basic Value Fund Series II (formerly AIM V.I. Basic Value Fund Series II)	83,284	288,056
Invesco V.I. Global Real Estate Fund (formerly AIM V.I. Global Real Estate Fund Series II)	172,888	5,393
Invesco V.I. Government Securities Fund Series II (formerly AIM V.I. Government Securities Fund Series II)	1,002,605	1,696,745
Invesco V.I. Mid Cap Core Equity Fund Series II (formerly AIM V.I. Mid Cap Core Equity Fund Series II)	166,990	545,298
Invesco V.I. Core Equity Fund Series II (formerly AIM V.I. Core Equity Fund Series II)	117,768	39,199
Invesco Van Kampen V.I. Mid Cap Value Fund Series II (formerly Van Kampen’s UIF U.S. Mid Cap Value Portfolio Class II)	93,970	5,721
Invesco Van Kampen V.I. Government Fund Series II (formerly Van Kampen Life Investment Trust Government Portfolio Class II)	154,272	619,479
Invesco Van Kampen V.I. Growth and Income Fund Series II (formerly Van Kampen Life Investment Trust Growth & Income Portfolio Class II)	294,445	1,332,936
Alger Capital Appreciation Portfolio Class S (formerly Alger American Capital Appreciation Portfolio Class S)	482,449	537,617
AllianceBernstein VPS Growth & Income Portfolio Class B	131,957	333,995
AllianceBernstein VPS International Value Portfolio Class B	14,466,663	334,049
AllianceBernstein VPS Large Cap Growth Portfolio Class B	173,687	530,233
AllianceBernstein VPS Global Thematic Growth Portfolio Class B	298,902	523,829
AllianceBernstein VPS Real Estate Investment Portfolio Class B	647,753	914,606
AllianceBernstein VPS Value Portfolio Class B	189,558	457,241
BlackRock Global Allocation V.I. Fund Class III	1,205,263	395,781
BlackRock Large Cap Core V.I. Fund Class III	49,278,373	164,339
BlackRock Large Cap Value V.I. Fund Class III	357,576	6,689
Columbia Asset Allocation Fund, Variable Series Class B	506,601	1,435
Columbia Small Cap Value Fund, Variable Series Class B	13,463,660	1,623,078
Columbia Small Company Growth Fund, Variable Series Class B	201,094	2,325
Columbia Marsico 21st Century Fund, Variable Series Class B	116,287	46,346
Columbia Marsico Growth Fund, Variable Series Class B	316,762	8,398
Davis Financial Portfolio	637,533	378,730
Davis Real Estate Portfolio	337,074	590,093
Davis Value Portfolio	3,329,872	5,599,602
Wells Fargo Advantage VT International Equity Fund Class 2 (formerly Evergreen VA International Equity Fund Share Class 2)	39,588,640	3,441,071

B-45

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (continued)

	Purchases	Sales
Wells Fargo Advantage VT Small Cap Value Fund Class 2 (formerly Evergreen VA Special Values Fund Share Class 2)	$12,377	$3,255
Fidelity VIP Balanced Portfolio Service Class 2	802,614	689,805
Fidelity VIP Contrafund Portfolio Service Class 2	54,536,235	14,966,437
Fidelity VIP Equity-Income Portfolio Service Class 2	1,645,210	2,562,557
Fidelity VIP Growth Portfolio Service Class 2	214,799	271,134
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	12,051,062	7,302,696
Fidelity VIP Mid Cap Portfolio Service Class 2	32,591,353	17,133,805
Fidelity VIP Overseas Portfolio Service Class 2	106,244	26,189
Templeton Global Bond Securities Fund Class 2	1,901,933	243,356
Templeton Growth Securities Fund Class 2	842,746	991,671
Franklin Income Securities Fund Class 2	1,798,314	115,273
Mutual Shares Securities Fund Class 2	534,197	3,943
Franklin U.S. Government Fund Class 2	45,505,358	3,146,200
Franklin Rising Dividends Securities Fund Class 2	557,859	2,156,717
Franklin Small Cap Value Securities Fund Class 2	14,475,143	8,157,448
MFS Research Bond Series Service Class	547,304	623,782
MFS Core Equity Series Service Class	47,074	105,725
MFS Growth Series Service Class	533,780	418,396
MFS Investors Trust Series Service Class	23,218	150,913
MFS New Discovery Series Service Class	409,568	456,627
MFS Strategic Income Series Service Class	627,476	639,663
MFS Total Return Series Service Class	1,032,258	3,089,714
MFS Utilities Series Service Class	11,434,114	776,383
MFS Value Series Service Class	138,198	23,901
Oppenheimer Capital Appreciation Fund/VA Service Class	34,693,534	1,391,394
Oppenheimer International Growth Fund/VA Service Class	280,744	34,585
Oppenheimer Main Street Small Cap Fund/VA Service Class	26,006,358	3,261,990
Oppenheimer Global Strategic Income Fund/VA Service Class (formerly Oppenheimer Strategic Bond Fund/VA Service Class)	61,337,886	4,066,755
PIMCO Low Duration Portfolio Advisor Class	4,580,639	3,384,944
PIMCO Real Return Portfolio Advisor Class	1,337,302	176,563
PIMCO Total Return Portfolio Advisor Class	57,887,759	2,877,892
Pioneer Cullen Value VCT Portfolio Class II	38,305,827	274,368
Pioneer Equity Income VCT Portfolio Class II	109,459	326
Pioneer Fund VCT Portfolio Class II	4,871	321
Pioneer Mid Cap Value VCT Portfolio Class II	33,209,127	2,144,154
Seligman Communications and Information Portfolio Class 2	11,169,104	1,364,880

	$806,436,288	$181,953,997

NOTE 4 — EXPENSES AND RELATED PARTY TRANSACTIONS

GIAC deducts certain charges from the contract. Contractual charges paid to GIAC include:

Contract Charges

A fixed annual contract fee of $35 (lower where required by State law) is deducted on each contract anniversary date before annuitization and upon surrender prior to annuitization to cover GIAC’s administrative expenses. The contract fee may be waived if the accumulation value is $100,000 or more on the anniversary date when the charge is deducted. These charges are assessed through redemption of units. For the years ended December 31, 2009 and 2010, contract fees amounted to $290,599 and $379,221, respectively.

B-46

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (continued)

Expense Charges

(1)	A mortality and expense risk charge is deducted through a reduction of the unit value and is a daily charge based on an annual rate as shown below by each series of the average daily net assets applicable to the Account. There are additional charges applicable to each rider option based on series, calculated as a percentage of average daily net asset value of the applicable contracts as shown below:

•	For The Guardian Investor Asset Builder Variable Annuity Series (GIAB), an annual rate of 1.25%

a)	7 Year Enhanced Death Benefit Rider (EDBR) with an annual rate of .20%;

b)	7 Year Enhanced Death Benefit Rider (EDBR) and Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), with an annual rate of .45%;

c)	7 Year Enhanced Death Benefit Rider (EDBR) and Living Benefit Rider (LBR) and Earnings Benefit Rider (EBR), with an annual rate of .70%;

d)	Contracts with Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR) or Contract Anniversary Enhanced Death Benefit Rider (CAEDB), with an annual rate of .25%;

e)	Contracts with Contract Anniversary Enhanced Death Benefit Rider (CAEDB) and Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), with an annual rate of .50%;

f)	Contracts with Contract Anniversary Enhanced Death Benefit Rider (CAEDB) with Living Benefit Rider (LBR) and Earnings Benefit Rider (EBR), with an annual rate of .75%;

g)	Guaranteed Minimum Death Benefit (GMDB), with an annual rate of .30%;

h)	Guaranteed Minimum Death Benefit (GMDB) and Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), with an annual rate of .55%;

i)	Guaranteed Minimum Death Benefit (GMDB) with Living Benefit Rider (LBR) and Earnings Benefit Rider (EBR), with an annual rate of .80%.

•	For The Guardian Investor Variable Annuity B Series (B Series), an annual rate of 1.10% or The Guardian Investor Variable Annuity L Series (L Series), an annual rate of 1.45%

a)	Highest Anniversary Value Death Benefit Rider (HAVDB), with an annual rate of .40% (.25% for before 7/6/10) or Earnings Benefit Rider (EBR), with an annual rate of ..25%;

b)	Highest Anniversary Value Death Benefit Rider (HAVDB) and Earnings Benefit Rider (EBR), with an annual rate of .65% (.50% for before 7/6/10).

(2)	A daily administrative expense charge against the net assets of each investment option, through a reduction of the unit value, in an amount equal to .20% on an annual basis.

(3)	Additional optional benefit riders deducted as follows:

a)	Annual Guaranteed Minimum Income Benefit Rider (GMIB), with an anniversary and upon termination rate of .50% of the accumulation value for GIAB.

b)	Guaranteed Lifetime Withdrawal Benefit Rider (GLWB), with an annual rate ranging from .65% to 2.10% for GIAB and .80% to 2.15% for B and L Series of the adjusted Guaranteed Withdrawal Balance at the time the charge is deducted on each contract anniversary and prior to payment of any death benefit or the annuitization of the contract, depending on the option chosen.

(4)	A charge for premium taxes deducted from either the contract payment or upon annuitization, as determined in accordance with applicable state law.

Currently, GIAC makes no charge against the Account for GIAC’s federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

Guardian Investor Services LLC (GIS), a wholly owned subsidiary of The Guardian Life Insurance Company of America, has a majority interest in RS Investment Management Co. LLC (RS Investments), a San Francisco investment management firm specializing in mutual funds and institutional investment accounts.

B-47

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (continued)

RS Investments serves as investment adviser and administrator to each of the Variable Product Funds Series (RS Funds). GIS serves as sub-adviser to certain RS funds and is the principal underwriter to all RS Funds. In addition, RS Investments, GIS, Guardian Baillie Gifford Ltd. (GBG), Baillie Gifford Overseas Ltd. (BG Overseas), and UBS Global Asset Management, Inc. (UBS Global AM) also have the roles described below. GIAC and BG Overseas each have an equity ownership interest in GBG.

RS Investments provides day-to-day investment management services to the following funds:

• RS Large Cap Alpha VIP Series • RS Partners VIP Series • RS Small Cap Growth Equity VIP Series	• RS Global Natural Resources VIP Series • RS Value VIP Series

As sub-adviser, GIS provides day-to-day investment management services to the following funds, subject to RS Investments’ general oversight of GIS’s performance:

• RS Investment Quality Bond VIP Series • RS High Yield Bond VIP Series • RS S&P 500 Index VIP Series	• RS Low Duration Bond VIP Series • RS Money Market VIP Series

As of December 21, 2009, the RS Asset Allocation VIP Series, the RS Equity Dividend VIP Series, the RS MidCap Growth VIP Series and the RS Technology VIP Series were liquidated and no longer available as investment options under this contract. The contract owner had the option to transfer the amounts to another investment option by the liquidation date. After the liquidation date, the remaining amounts in these investment options were transferred to the RS Money Market VIP Series. RS Investments provided day-to-day investment management services to the RS Equity Dividend VIP Series, the RS MidCap Growth VIP Series and the RS Technology VIP Series. GIS served as sub-adviser and provided day-to-day investment management services to the RS Asset Allocation VIP Series.

GBG serves as sub-adviser, and BG Overseas serves as sub-sub-adviser and provides day-to-day investment management services to the following funds, subject to RS Investments’ and GBG’s general oversight of BG Overseas’ performance:

• RS International Growth VIP Series	• RS Emerging Markets VIP Series

As of November 30, 2009, the sub-advisory agreement between RS Investments and UBS Global AM was terminated. UBS Global AM served as sub-adviser and provided day-to-day investment management services to the RS Large Cap Value VIP Series. The RS Large Cap Value VIP series is no longer available as an investment option under this contract and was merged into the RS Large Cap Alpha VIP Series.

Under an investment management agreement between each RS Fund and RS Investments, the RS Funds pay a monthly fee to RS Investments at the annual rates shown in the tables below for investment advisory and administrative services. Under investment sub-advisory agreements between RS Investments and the respective sub-adviser for certain RS Funds specified below, RS Investments pays a monthly fee to the sub-adviser for investment advisory services at the annual rates set out in the table below, based on the respective RS Fund’s average daily net assets. The sub-advisory fee payable to GIS and GBG by RS Investments also covers the administrative and accounting services provided by GIS and GBG to the RS Funds.

RS Fund	Sub-adviser	Advisory Fee Rate	Sub-advisory Fee Rate
RS Large Cap Alpha VIP Series	None	0.50%	N/A
RS S&P 500 Index VIP Series	GIS	0.25%	0.2375%
RS High Yield Bond VIP Series	GIS	0.60%	0.5700%
RS Low Duration Bond VIP Series	GIS	0.45%	0.4275%
RS Partners VIP Series	None	1.00%	N/A
RS Small Cap Growth Equity VIP Series	None	0.75%	N/A
RS International Growth VIP Series	GBG	0.80%	0.7600%
RS Emerging Markets VIP Series	GBG	1.00%	0.9500%
RS Investment Quality Bond VIP Series	GIS	0.50%	0.4750%
RS Global Natural Resources VIP Series	None	1.00%	N/A
RS Value VIP Series	None	0.85%	N/A
RS Money Market VIP Series	GIS	0.45%	0.4275%

B-48

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (continued)

Under a sub-sub-advisory agreement between GBG and BG Overseas, the sub-sub-advisory fee payable by GBG to BG Overseas is .40% of RS International Growth VIP Series average daily net assets and .50% of RS Emerging Markets VIP Series average daily net assets.

GIS has a management agreement with Gabelli Capital Asset Fund and earns fees of .25% of the average daily net assets. GIAC has administrative service fee agreements with GIS, RS Investments, Invesco Advisors, Inc., Fred Alger Management, Inc., AllianceBernstein, LP, BlackRock Advisors, LLC, Columbia Management Investment Advisors, LLC, Davis Selected Advisers LP, Wells Fargo Fund Management, LLC, Fidelity Management & Research Company, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Massachusetts Financial Services Company, Oppenheimer Funds, Inc., PIMCO, Pioneer Investment Management, Inc., Templeton Global Advisers Limited and EULAV Asset Management, LLC, which compensate GIAC for administrative services provided. These fees range from .05% to 1.00% of the average daily net assets.

The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

Sales Charges

Contingent deferred sales charges are assessed on certain partial or total surrenders. The following charges are assessed through a redemption in units and paid to GIAC during the following years:

Numbers of Contract Years Completed	Contingent Deferred Sales Charge Percentage for First Seven Contract Years Completed (GIAB)	Contingent Deferred Sales Charge Percentage for First Seven Contract Years Completed (B Series)	Contingent Deferred Sales Charge Percentage for First Four Contract Years Completed (L Series)
0	8%	8%	8%
1	7%	8%	8%
2	6%	7%	7%
3	5%	6%	6%
4	4%	5%	0% and thereafter
5	3%	4%	—
6	2%	3%	—
7	0% and thereafter	0% and thereafter	—

For the years ended December 31, 2009 and 2010, contingent deferred sales charges were $1,138,072 and $1,462,621.

NOTE 5 — CHANGES IN UNITS OUTSTANDING

The following represent amounts for year ending December 31, excluding the effects of the expenses of the underlying fund portfolios and charges made directly to contract owners accounts through redemption of units:

	2010			2009
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
RS Large Cap Alpha VIP Series	4,421,243	551,238	3,870,005	6,955,004	235,560	6,719,444
RS S&P 500 Index VIP Series	121,519	251,130	(129,611)	519,848	202,528	317,320
RS Asset Allocation VIP Series	—	—	—	13,447	328,433	(314,986)
RS High Yield Bond VIP Series	207,103	91,632	115,471	602,207	52,599	549,608
RS Low Duration Bond VIP Series	3,932,014	246,135	3,685,879	3,069,976	153,750	2,916,226
RS Large Cap Value VIP Series	—	—	—	15,703	455,116	(439,413)
RS Partners VIP Series	49,870	38,604	11,266	17,328	15,254	2,074
RS Small Cap Growth Equity VIP Series	46,150	91,582	(45,432)	231,177	95,708	135,469

B-49

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (continued)

	2010			2009
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
RS International Growth VIP Series	101,494	268,451	(166,957)	856,372	708,641	147,731
RS Emerging Markets VIP Series	93,541	168,159	(74,618)	133,624	77,417	56,207
RS Investment Quality Bond VIP Series	5,629,542	930,001	4,699,541	7,005,551	536,258	6,469,293
RS MidCap Growth VIP Series	—	—	—	1,057	45,186	(44,129)
RS Global Natural Resources VIP Series	57,923	17,205	40,718	42,832	102,500	(59,668)
RS Value VIP Series	12,718	3,176	9,542	12,675	993	11,682
RS Equity Dividend VIP Series	—	—	—	2,156	13,892	(11,736)
RS Technology VIP Series	—	—	—	6,886	25,181	(18,295)
RS Money Market VIP Series	661,330	1,094,144	(432,814)	395,287	762,406	(367,119)
Gabelli Capital Asset Fund	17,907	83,745	(65,838)	43,374	107,945	(64,571)
Value Line Centurion Fund	4,232	11,429	(7,197)	6,257	7,754	(1,497)
Value Line Strategic Asset Management Trust	44,847	74,015	(29,168)	22,737	78,271	(55,534)
Invesco V.I. Capital Appreciation Fund Series II (formerly AIM V.I. Capital Appreciation Fund Series II)	11,066	136,389	(125,323)	22,993	65,917	(42,924)
Invesco V.I. Basic Value Fund Series II (formerly AIM V.I. Basic Value Fund Series II)	4,161	24,247	(20,086)	8,304	30,370	(22,066)
Invesco V.I. Global Real Estate Fund (formerly AIM V.I. Global Real Estate Fund Series II)	11,317	349	10,968	4,545	—	4,545
Invesco V.I. Government Securities Fund Series II (formerly AIM V.I. Government Securities Fund Series II)	14,318	85,835	(71,517)	27,364	83,624	(56,260)
Invesco V.I. Mid Cap Core Equity Fund Series II (formerly AIM V. I. Mid Cap Core Equity Fund Series II)	9,824	39,100	(29,276)	23,061	28,838	(5,777)
Invesco V.I. Core Equity Fund Series II (formerly AIM V.I. Core Equity Fund Series II)	8,135	2,787	5,348	5,479	1,840	3,639
Invesco Van Kampen V.I. Mid Cap Value Fund Series II (formerly Van Kampen’s UIF U.S. Mid Cap Value Portfolio Class II)	5,374	1	5,373	648	—	648
Invesco Van Kampen V.I. Government Fund Series II (formerly Van Kampen Life Investment Trust Government Portfolio Class II)	4,647	41,167	(36,520)	20,414	44,956	(24,542)
Invesco Van Kampen V.I. Growth and Income Fund Series II (formerly Van Kampen Life Investment Trust Growth & Income Portfolio Class II)	10,204	90,840	(80,636)	11,849	137,140	(125,291)
Alger Capital Appreciation Portfolio Class S (formerly Alger American Capital Appreciation Portfolio Class S)	12,025	14,727	(2,702)	23,350	22,739	611
AllianceBernstein VPS Growth & Income Portfolio Class B	5,598	23,952	(18,354)	10,789	48,828	(38,039)
AllianceBernstein VPS International Value Portfolio Class B	970,469	32,583	937,886	829,352	58,200	771,152
AllianceBernstein VPS Large Cap Growth Portfolio Class B	2,915	35,932	(33,017)	33,023	22,885	10,138
AllianceBernstein VPS Global Thematic Growth Portfolio Class B	5,749	27,965	(22,216)	48,878	8,630	40,248

B-50

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (continued)

	2010			2009
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
AllianceBernstein VPS Real Estate Investment Portfolio Class B	21,489	38,324	(16,835)	16,366	69,416	(53,050)
AllianceBernstein VPS Value Portfolio Class B	3,626	36,521	(32,895)	4,320	82,097	(77,777)
BlackRock Global Allocation V.I. Fund Class III	84,870	19,600	65,270	40,811	5,674	35,137
BlackRock Large Cap Core V.I. Fund Class III	3,992,353	97,866	3,894,487	2,060,296	31,593	2,028,703
BlackRock Large Cap Value V.I. Fund Class III	29,628	537	29,091	17,695	101	17,594
Columbia Asset Allocation Fund, Variable Series Class B	38,332	114	38,218	8,573	—	8,573
Columbia Small Cap Value Fund, Variable Series Class B	838,302	45,441	792,861	871,534	23,443	848,091
Columbia Small Company Growth Fund, Variable Series Class B	14,708	90	14,618	4,347	—	4,347
Columbia Marsico 21st Century Fund, Variable Series Class B	4,802	54	4,748	5,048	—	5,048
Columbia Marsico Growth Fund, Variable Series Class B	21,944	578	21,366	4,079	22	4,057
Davis Financial Portfolio	35,204	15,260	19,944	24,609	7,349	17,260
Davis Real Estate Portfolio	12,417	37,962	(25,545)	59,071	23,401	35,670
Davis Value Portfolio	142,203	348,591	(206,388)	1,115,586	547,347	568,239
Wells Fargo Advantage VT International Equity Fund Class 2 (formerly Evergreen VA International Equity Fund Share Class 2)	2,857,950	200,796	2,657,154	2,755,479	57,923	2,697,556
Wells Fargo Advantage VT Small Cap Value Fund Class 2 (formerly Evergreen VA Special Values Fund Share Class 2)	800	197	603	2,672	50	2,622
Fidelity VIP Balanced Portfolio Service Class 2	45,947	37,276	8,671	45,643	45,057	586
Fidelity VIP Contrafund Portfolio Service Class 2	3,449,116	823,017	2,626,099	3,594,814	1,343,530	2,251,284
Fidelity VIP Equity-Income Portfolio Service Class 2	72,266	163,878	(91,612)	636,588	272,195	364,393
Fidelity VIP Growth Portfolio Service Class 2	10,938	15,433	(4,495)	7,723	53,994	(46,271)
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	517,157	326,643	190,514	2,193,544	239,484	1,954,060
Fidelity VIP Mid Cap Portfolio Service Class 2	1,983,801	908,537	1,075,264	3,296,107	715,390	2,580,717
Fidelity VIP Overseas Portfolio Service Class 2	5,967	378	5,589	9,574	2	9,572
Templeton Global Bond Securities Fund Class 2	144,898	9,891	135,007	77,980	181	77,799
Templeton Growth Securities Fund Class 2	50,199	67,768	(17,569)	33,405	55,615	(22,210)
Franklin Income Securities Fund Class 2	121,431	3,182	118,249	87,403	35,826	51,577
Mutual Shares Securities Fund Class 2	41,718	292	41,426	29,225	47	29,178
Franklin U.S. Government Fund Class 2	4,089,713	143,782	3,945,931	3,242,003	26,451	3,215,552
Franklin Rising Dividends Securities Fund Class 2	6,717	153,228	(146,511)	20,683	170,450	(149,767)
Franklin Small Cap Value Securities Fund Class 2	770,247	344,784	425,463	1,459,768	308,848	1,150,920
MFS Research Bond Series Service Class	20,234	30,943	(10,709)	14,841	30,781	(15,940)
MFS Core Equity Series Service Class	2,650	7,137	(4,487)	4,805	760	4,045
MFS Growth Series Service Class	20,120	8,782	11,338	23,044	5,656	17,388
MFS Investors Trust Series Service Class	1,009	11,184	(10,175)	6,036	7,021	(985)
MFS New Discovery Series Service Class	14,669	16,404	(1,735)	20,567	7,017	13,550
MFS Strategic Income Series Service Class	17,151	22,836	(5,685)	12,796	5,640	7,156

B-51

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (continued)

	2010			2009
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
MFS Total Return Series Service Class	18,637	224,002	(205,365)	20,757	211,424	(190,667)
MFS Utilities Series Service Class	831,508	67,094	764,414	771,678	13,242	758,436
MFS Value Series Service Class	10,119	1,542	8,577	17,389	446	16,943
Oppenheimer Capital Appreciation Fund/VA Service Class	2,393,465	74,447	2,319,018	1,741,952	43,375	1,698,577
Oppenheimer International Growth Fund/VA Service Class	16,516	379	16,137	21,892	12	21,880
Oppenheimer Main Street Small Cap Fund/VA Service Class	1,577,187	139,691	1,437,496	1,634,413	34,176	1,600,237
Oppenheimer Global Strategic Income Fund/VA Service Class (formerly Oppenheimer Strategic Bond Fund/VA Service Class)	4,445,429	209,126	4,236,303	4,230,391	60,996	4,169,395
PIMCO Low Duration Portfolio Advisor Class	113,520	6,576	106,944	25,843	99	25,744
PIMCO Real Return Portfolio Advisor Class	105,120	9,589	95,531	17,466	320	17,146
PIMCO Total Return Portfolio Advisor Class	4,614,720	172,917	4,441,803	3,854,118	31,878	3,822,240
Pioneer Cullen Value VCT Portfolio Class II	3,248,507	153,200	3,095,307	4,104,643	78,186	4,026,457
Pioneer Equity Income VCT Portfolio Class II	9,134	29	9,105	459	—	459
Pioneer Fund VCT Portfolio Class II	359	23	336	822	8	814
Pioneer Mid Cap Value VCT Portfolio Class II	2,351,180	91,528	2,259,652	2,318,175	39,098	2,279,077
Seligman Communications and Information Portfolio Class 2	696,458	64,178	632,280	683,676	25,180	658,496

NOTE 6 — FINANCIAL HIGHLIGHTS

GIAC sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. The differences in the fee structures result in a variety of unit values, expense ratios and total returns.

In 2008, the Account elected to present in the Financial Highlights appearing in Note 6 the range of lowest and highest expense ratio and the related total returns over the reporting period for each of the Account’s investment options, rather than separate information for each contract expense level as reported in prior periods as permitted by AICPA Statement of Position 03-5. The Account similarly elected to report aggregate period-end units outstanding and the range of period-end unit fair values for each investment option in the Statement of Assets and Liabilities and the Financial Highlights. Prior-period financial highlights appearing in Note 6 have been retrospectively adjusted conform to the current period presentation.

The following schedule was developed, for each of the five years ending December 31, by determining which products offered by GIAC and funded by the Account that have the lowest and highest expense ratio. Only product designs within each investment option that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the lowest and highest contract charges potentially offered by GIAC as contract owners may not have selected all available and applicable contract options. The net assets disclosed in the table below represent only net assets in accumulation.

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
RS Large Cap Alpha VIP Series
	2010	13,851,328	$12.91	to	$15.04	$201,832,522	1.30%	to	2.20%	2.81%	14.49%	to	15.53%
	2009	9,981,323	11.28	to	13.02	124,358,564	1.30%	to	2.20%	0.27%	22.36%	to	30.22%
	2008	3,261,879	9.22	to	9.57	31,162,367	1.45%	to	2.20%	1.59%	0.00%	to	0.00%
	2007	2,164,119	13.39	to	13.79	29,818,883	1.45%	to	2.20%	1.21%	12.67%	to	13.52%
	2006	1,206,160	11.89	to	12.15	14,642,225	1.45%	to	2.20%	2.13%	14.70%	to	15.56%

B-52

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
RS S&P 500 Index VIP Series
	2010	3,569,472	$12.22	to	$15.38	$40,314,235	1.30%	to	2.05%	1.76%	13.28%	to	22.21%
	2009	3,699,083	9.36	to	13.57	36,834,414	1.30%	to	2.00%	2.20%	23.74%	to	35.74%
	2008	3,381,763	7.72	to	8.01	27,014,652	1.45%	to	2.20%	2.54%	-38.54%	to	-38.07%
	2007	2,868,771	12.56	to	12.94	37,007,209	1.45%	to	2.20%	1.87%	2.92%	to	3.69%
	2006	2,390,368	12.21	to	12.48	29,744,601	1.45%	to	2.20%	1.87%	12.93%	to	13.79%
RS Asset Allocation VIP Series(7)
	2010	—	$—		$—	$—	—		—	—	—		—
	2009	—	—		—	—	—		—	—	—		—
	2008	314,986	7.53	to	7.82	2,458,771	1.45%	to	2.20%	1.98%	-38.64%	to	-38.18%
	2007	311,705	12.28	to	12.65	3,937,453	1.45%	to	2.20%	2.38%	2.92%	to	3.70%
	2006	288,669	11.93	to	12.20	3,516,934	1.45%	to	2.20%	4.05%	10.89%	to	11.72%
RS High Yield Bond VIP Series
	2010	1,370,796	$10.91	to	$14.63	$18,922,007	1.30%	to	2.05%	9.28%	9.06%	to	12.24%
	2009	1,255,325	11.90	to	13.04	15,402,025	1.30%	to	1.95%	9.20%	30.35%	to	35.42%
	2008	705,717	8.79	to	9.01	6,333,398	1.45%	to	1.95%	8.63%	-22.37%	to	-21.98%
	2007	695,900	11.32	to	11.55	8,006,018	1.45%	to	1.95%	7.93%	-0.78%	to	-0.28%
	2006	627,572	11.41	to	11.58	7,248,812	1.45%	to	1.95%	7.76%	7.05%	to	7.59%
RS Low Duration Bond VIP Series
	2010	7,349,430	$10.79	to	$11.04	$79,790,196	1.30%	to	2.20%	3.86%	2.29%	to	3.21%
	2009	3,663,551	10.46	to	10.79	38,902,872	1.30%	to	2.20%	4.31%	4.06%	to	4.56%
	2008	747,325	10.37	to	10.76	8,006,929	1.45%	to	2.20%	3.72%	1.29%	to	2.06%
	2007	610,019	10.24	to	10.55	6,406,641	1.45%	to	2.20%	4.43%	3.17%	to	3.95%
	2006	537,588	9.92	to	10.15	5,438,112	1.45%	to	2.20%	4.12%	1.80%	to	2.56%
RS Large Cap Value VIP Series(7)
	2010	—	$—		$—	$—	—		—	—	—		—
	2009	—	—		—	—	—		—	—	—		—
	2008	439,413	7.82	to	8.12	3,540,590	1.45%	to	2.20%	2.18%	-41.58%	to	-41.13%
	2007	412,291	13.39	to	13.79	5,644,351	1.45%	to	2.20%	1.46%	-1.84%	to	-1.10%
	2006	361,257	13.64	to	13.94	5,002,659	1.45%	to	2.20%	1.26%	15.71%	to	16.58%
RS Partners VIP Series
	2010	387,842	$12.79	to	$18.60	$5,240,928	1.30%	to	2.20%	0.00%	23.89%	to	25.01%
	2009	376,576	10.33	to	14.88	4,058,890	1.30%	to	2.20%	0.00%	36.61%	to	48.78%
	2008	374,502	7.56	to	7.85	2,920,091	1.45%	to	2.20%	0.00%	-35.44%	to	-34.96%
	2007	377,928	11.71	to	12.06	4,530,495	1.45%	to	2.20%	0.00%	-4.17%	to	-3.45%
	2006	313,638	12.22	to	12.49	3,896,384	1.45%	to	2.20%	0.26%	6.96%	to	7.77%
RS Small Cap Growth Equity VIP Series
	2010	1,067,621	$13.06	to	$18.33	$14,772,686	1.30%	to	2.20%	0.00%	24.78%	to	25.92%
	2009	1,113,053	10.46	to	14.56	12,190,804	1.30%	to	2.20%	0.00%	34.15%	to	45.55%
	2008	977,584	7.80	to	8.10	7,887,867	1.45%	to	2.20%	0.49%	-36.61%	to	-36.13%
	2007	929,506	12.30	to	12.67	11,749,065	1.45%	to	2.20%	0.86%	2.83%	to	3.61%
	2006	827,938	11.97	to	12.23	10,108,759	1.45%	to	2.20%	0.00%	14.61%	to	15.47%
RS International Growth VIP Series
	2010	3,858,604	$14.22	to	$17.70	$57,586,015	1.30%	to	2.20%	1.66%	11.69%	to	12.71%
	2009	4,025,561	12.74	to	15.70	53,335,486	1.30%	to	2.20%	1.88%	35.95%	to	57.02%
	2008	3,877,830	9.37	to	9.72	37,453,812	1.45%	to	2.20%	2.38%	-44.53%	to	-44.11%
	2007	2,652,654	16.89	to	17.40	45,786,021	1.45%	to	2.20%	3.87%	12.51%	to	13.35%
	2006	2,009,375	15.01	to	15.35	30,597,739	1.45%	to	2.20%	1.06%	20.73%	to	21.64%
RS Emerging Markets VIP Series
	2010	933,869	$25.75	to	$28.06	$26,713,897	1.30%	to	2.20%	2.79%	16.53%	to	17.58%
	2009	1,008,487	21.90	to	24.08	24,921,700	1.30%	to	2.20%	3.82%	92.08%	to	119.01%
	2008	952,280	12.54	to	13.01	12,247,634	1.45%	to	2.20%	0.25%	-57.60%	to	-57.28%
	2007	1,090,158	29.57	to	30.46	32,900,554	1.45%	to	2.20%	2.15%	42.22%	to	43.29%
	2006	1,009,224	20.79	to	21.26	21,292,347	1.45%	to	2.20%	0.74%	33.21%	to	34.22%
RS Investment Quality Bond VIP Series
	2010	21,290,904	$11.68	to	$12.03	$260,432,200	1.30%	to	2.20%	4.25%	5.36%	to	6.32%
	2009	16,591,363	10.98	to	11.42	193,909,871	1.30%	to	2.20%	5.13%	8.77%	to	9.84%
	2008	10,122,070	10.50	to	10.90	110,123,650	1.45%	to	2.20%	4.41%	-1.74%	to	-0.99%
	2007	11,344,519	10.69	to	11.01	124,683,840	1.45%	to	2.20%	5.48%	3.90%	to	4.68%
	2006	7,110,242	10.29	to	10.52	74,659,229	1.45%	to	2.20%	5.60%	1.91%	to	2.68%

B-53

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
RS MidCap Growth VIP Series(5)(7)
	2010	—	$—		$—	$—	—		—	—	—		—
	2009	—	—		—	—	—		—	—	—		—
	2008	44,129	4.73	to	4.75	209,588	1.45%	to	1.75%	0.00%	-51.67%	to	-51.53%
	2007	1,608	9.79	to	9.80	15,759	1.45%	to	1.70%	0.00%	-2.11%	to	-2.01%
RS Global Natural Resources VIP Series(5)
	2010	419,600	$13.18	to	$19.78	$5,084,827	1.30%	to	2.05%	0.00%	25.16%	to	31.81%
	2009	378,882	8.57	to	15.80	3,424,231	1.30%	to	1.95%	0.00%	47.66%	to	58.01%
	2008	438,550	5.81	to	5.85	2,563,188	1.45%	to	1.95%	0.00%	-45.55%	to	-45.27%
	2007	27,580	10.66	to	10.68	294,589	1.45%	to	1.95%	0.00%	6.61%	to	6.84%
RS Value VIP Series(5)
	2010	42,128	$8.88	to	$9.03	$378,895	1.45%	to	1.95%	0.00%	23.49%	to	24.11%
	2009	32,586	7.19	to	7.28	236,260	1.45%	to	1.95%	0.34%	30.83%	to	31.48%
	2008	20,904	5.49	to	5.53	115,376	1.45%	to	1.95%	0.00%	-41.62%	to	-41.33%
	2007	3,360	9.41	to	9.43	31,673	1.45%	to	1.95%	0.00%	-5.87%	to	-5.68%
RS Equity Dividend VIP Series(5)(7)
	2010	—	$—		$—	$—	—		—	—	—		—
	2009	—	—		—	—	—		—	—	—		—
	2008	11,736	5.43	to	5.45	63,985	1.45%	to	1.75%	1.18%	-41.80%	to	-41.63%
	2007	26,668	9.34	to	9.34	249,177	1.45%	to	1.45%	0.67%	-6.56%	to	-6.56%
RS Technology VIP Series(5)(7)
	2010	—	$—		$—	$—	—		—	—	—		—
	2009	—	—		—	—	—		—	—	—		—
	2008	18,295	4.93	to	4.96	90,600	1.45%	to	1.75%	0.00%	-52.15%	to	-52.01%
	2007	31,655	10.31	to	10.33	326,848	1.45%	to	1.75%	0.00%	3.13%	to	3.26%
RS Money Market VIP Series
	2010	1,798,924	$9.76	to	$9.92	$18,468,432	1.30%	to	2.20%	0.02%	-2.17%	to	-1.28%
	2009	2,231,738	9.88	to	10.14	23,508,685	1.30%	to	2.20%	0.06%	-2.13%	to	-1.18%
	2008	2,598,857	10.36	to	10.76	27,883,251	1.45%	to	2.20%	2.03%	-0.18%	to	0.58%
	2007	2,315,047	10.49	to	10.70	24,742,099	1.45%	to	1.95%	4.64%	2.66%	to	3.18%
	2006	1,561,937	10.21	to	10.37	16,178,895	1.45%	to	1.95%	4.57%	2.50%	to	3.02%
Gabelli Capital Asset Fund
	2010	832,664	$13.39	to	$14.10	$11,650,361	1.45%	to	2.20%	0.44%	27.05%	to	28.01%
	2009	898,502	10.54	to	11.02	9,826,045	1.45%	to	2.20%	0.83%	31.76%	to	32.75%
	2008	963,073	8.00	to	8.30	7,941,276	1.45%	to	2.20%	0.79%	-41.74%	to	-41.30%
	2007	1,059,050	13.73	to	14.14	14,888,513	1.45%	to	2.20%	0.49%	6.75%	to	7.55%
	2006	933,481	12.86	to	13.15	12,212,982	1.45%	to	2.20%	0.34%	19.27%	to	20.17%
Value Line Centurion Fund
	2010	113,823	$9.04	to	$9.52	$1,072,487	1.45%	to	2.20%	2.24%	23.00%	to	23.93%
	2009	121,020	7.35	to	7.68	920,573	1.45%	to	2.20%	0.00%	8.66%	to	9.48%
	2008	122,517	6.76	to	7.02	852,173	1.45%	to	2.20%	0.00%	-50.39%	to	-50.01%
	2007	127,412	13.63	to	14.04	1,774,993	1.45%	to	2.20%	0.00%	18.08%	to	18.97%
	2006	113,270	11.54	to	11.80	1,326,494	1.45%	to	2.20%	0.00%	1.58%	to	2.35%
Value Line Strategic Asset Management Trust
	2010	539,973	$12.58	to	$14.38	$7,143,065	1.30%	to	2.20%	0.82%	12.69%	to	13.71%
	2009	569,141	11.17	to	12.65	6,607,097	1.30%	to	2.20%	1.13%	18.51%	to	26.46%
	2008	624,675	9.42	to	9.78	6,055,759	1.45%	to	2.20%	1.44%	-30.94%	to	-30.41%
	2007	707,484	13.64	to	14.05	9,860,668	1.45%	to	2.20%	0.95%	12.76%	to	13.61%
	2006	717,285	12.10	to	12.37	8,805,498	1.45%	to	2.20%	0.95%	4.51%	to	5.30%
Invesco V.I. Capital Appreciation Fund Series II (formerly AIM V.I. Capital Appreciation Fund Series II)(4)
	2010	1,263,789	$9.01	to	$9.49	$11,975,727	1.45%	to	2.20%	0.53%	12.69%	to	13.53%
	2009	1,389,112	7.99	to	8.36	11,598,278	1.45%	to	2.20%	0.28%	18.08%	to	18.97%
	2008	1,432,036	6.77	to	7.03	10,053,661	1.45%	to	2.20%	0.00%	-43.89%	to	-43.46%
	2007	1,110,799	12.07	to	12.43	13,796,986	1.45%	to	2.20%	0.00%	9.29%	to	10.11%
	2006	981,131	11.04	to	11.29	11,069,118	1.45%	to	2.20%	0.00%	4.32%	to	5.11%

B-54

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
Invesco V.I. Basic Value Fund Series II (formerly AIM V.I. Basic Value Fund Series II)
	2010	185,498	$8.63	to	$8.93	$1,636,512	1.45%	to	1.95%	0.35%	4.87%	to	5.39%
	2009	205,584	8.23	to	8.48	1,724,961	1.45%	to	1.95%	1.24%	44.87%	to	45.60%
	2008	227,650	5.68	to	5.82	1,314,809	1.45%	to	1.95%	0.49%	-52.84%	to	-52.60%
	2007	242,655	12.04	to	12.28	2,962,069	1.45%	to	1.95%	0.34%	-0.60%	to	-0.11%
	2006	237,313	12.11	to	12.29	2,902,457	1.45%	to	1.95%	0.13%	10.75%	to	11.30%
Invesco V.I. Global Real Estate Fund (formerly AIM V.I. Global Real Estate Fund Series II)(6)
	2010	15,513	$12.33	to	$17.46	$256,882	1.30%	to	1.70%	6.21%	15.71%	to	23.26%
	2009	4,545	15.04	to	15.09	68,427	1.30%	to	1.65%	0.00%	50.39%	to	50.89%
Invesco V.I. Government Securities Fund Series II (formerly AIM V.I. Government Securities Fund Series II)
	2010	429,223	$11.37	to	$11.98	$5,124,315	1.45%	to	2.20%	4.48%	2.80%	to	3.58%
	2009	500,740	11.06	to	11.57	5,773,963	1.45%	to	2.20%	4.24%	-2.44%	to	-1.71%
	2008	557,000	11.34	to	11.77	6,537,485	1.45%	to	2.20%	4.03%	9.53%	to	10.35%
	2007	435,814	10.35	to	10.67	4,636,658	1.45%	to	2.20%	3.90%	3.79%	to	4.57%
	2006	385,458	9.98	to	10.20	3,924,865	1.45%	to	2.20%	4.08%	1.02%	to	1.78%
Invesco V.I. Mid Cap Core Equity Fund Series II (formerly AIM V. I. Mid Cap Core Equity Fund Series II)
	2010	161,881	$13.24	to	$15.36	$2,239,774	1.30%	to	1.95%	0.34%	11.57%	to	12.30%
	2009	191,157	11.87	to	13.68	2,339,363	1.30%	to	1.95%	1.09%	27.33%	to	36.78%
	2008	196,934	9.32	to	9.56	1,869,606	1.45%	to	1.95%	1.40%	-30.07%	to	-29.72%
	2007	179,070	13.33	to	13.60	2,423,120	1.45%	to	1.95%	0.05%	7.16%	to	7.70%
	2006	169,397	12.44	to	12.62	2,129,549	1.45%	to	1.95%	0.77%	8.83%	to	9.37%
Invesco V.I. Core Equity Fund Series II (formerly AIM V.I. Core Equity Fund Series II)
	2010	29,951	$11.50	to	$14.74	$380,413	1.30%	to	1.95%	0.83%	7.13%	to	7.83%
	2009	24,603	10.73	to	13.67	282,171	1.30%	to	1.95%	1.81%	25.50%	to	36.73%
	2008	20,964	8.55	to	8.77	182,604	1.45%	to	1.95%	1.81%	-31.68%	to	-31.33%
	2007	23,790	12.52	to	12.77	302,368	1.45%	to	1.95%	0.96%	5.78%	to	6.31%
	2006	22,384	11.83	to	12.01	267,747	1.45%	to	1.95%	1.23%	12.74%	to	13.31%
Invesco Van Kampen V.I. Mid Cap Value Fund Series II (formerly Van Kampen’s UIF U.S. Mid Cap Value Portfolio Class II)(6)
	2010	6,021	$17.73	to	$17.94	$107,440	1.30%	to	1.90%	0.83%	19.87%	to	20.59%
	2009	648	14.83	to	14.88	9,624	1.30%	to	1.65%	0.94%	48.26%	to	48.75%
Invesco Van Kampen V.I. Government Fund Series II (formerly Van Kampen Life Investment Trust Government Portfolio Class II)
	2010	321,879	$10.82	to	$11.40	$3,646,862	1.45%	to	2.20%	0.21%	2.59%	to	3.36%
	2009	358,399	10.55	to	11.03	3,934,017	1.45%	to	2.20%	6.32%	-1.35%	to	-0.60%
	2008	382,941	10.69	to	11.10	4,232,440	1.45%	to	2.20%	4.39%	-0.71%	to	0.04%
	2007	413,177	10.77	to	11.10	4,567,194	1.45%	to	2.20%	4.42%	4.68%	to	5.46%
	2006	367,969	10.29	to	10.52	3,859,435	1.45%	to	2.20%	3.87%	0.85%	to	1.61%
Invesco Van Kampen V.I. Growth and Income Fund Series II (formerly Van Kampen Life Investment Trust Growth & Income Portfolio Class II)
	2010	707,776	$11.79	to	$12.42	$8,708,139	1.45%	to	2.20%	0.10%	9.74%	to	10.57%
	2009	788,412	10.74	to	11.23	8,773,050	1.45%	to	2.20%	3.62%	21.40%	to	22.31%
	2008	913,703	8.85	to	9.18	8,320,301	1.45%	to	2.20%	1.83%	-33.70%	to	-33.20%
	2007	918,732	13.35	to	13.75	12,542,940	1.45%	to	2.20%	1.33%	0.28%	to	1.04%
	2006	852,515	13.31	to	13.61	11,539,718	1.45%	to	2.20%	0.87%	13.44%	to	14.29%

B-55

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
Alger Capital Appreciation Portfolio Class S (formerly Alger American Capital Appreciation Portfolio Class S)
	2010	141,004	$15.60	to	$17.43	$2,291,161	1.30%	to	1.95%	0.21%	11.42%	to	12.15%
	2009	143,706	14.00	to	15.55	2,075,887	1.30%	to	1.95%	0.00%	47.76%	to	55.46%
	2008	143,095	9.48	to	9.65	1,380,276	1.45%	to	1.95%	0.00%	-46.33%	to	-46.06%
	2007	181,340	17.66	to	17.90	3,244,290	1.45%	to	1.95%	0.00%	30.61%	to	31.27%
	2006	33,863	13.52	to	13.64	461,348	1.45%	to	1.95%	0.00%	16.65%	to	17.24%
AllianceBernstein VPS Growth & Income Portfolio Class B
	2010	220,861	$9.66	to	$10.18	$2,224,447	1.45%	to	2.20%	0.00%	10.33%	to	11.16%
	2009	239,215	8.76	to	9.16	2,167,133	1.45%	to	2.20%	3.57%	17.72%	to	18.61%
	2008	277,254	7.44	to	7.72	2,121,616	1.45%	to	2.20%	1.75%	-42.00%	to	-41.56%
	2007	314,616	12.82	to	13.21	4,121,845	1.45%	to	2.20%	1.19%	2.57%	to	3.34%
	2006	280,223	12.50	to	12.78	3,560,379	1.45%	to	2.20%	1.16%	14.43%	to	15.29%
AllianceBernstein VPS International Value Portfolio Class B(6)
	2010	1,709,038	$12.44	to	$15.84	$26,982,986	1.30%	to	2.05%	3.42%	2.94%	to	24.41%
	2009	771,152	15.30	to	15.38	11,844,024	1.30%	to	1.90%	1.76%	52.96%	to	53.83%
AllianceBernstein VPS Large Cap Growth Portfolio Class B
	2010	163,614	$10.76	to	$11.14	$1,818,588	1.45%	to	1.95%	0.27%	7.70%	to	8.24%
	2009	196,631	9.99	to	10.30	2,020,870	1.45%	to	1.95%	0.00%	34.44%	to	35.12%
	2008	186,493	7.43	to	7.62	1,417,346	1.45%	to	1.95%	0.00%	-40.99%	to	-40.70%
	2007	187,712	12.60	to	12.85	2,408,825	1.45%	to	1.95%	0.00%	11.41%	to	11.97%
	2006	159,044	11.31	to	11.48	1,822,507	1.45%	to	1.95%	0.00%	-2.57%	to	-2.08%
AllianceBernstein VPS Global Thematic Growth Portfolio Class B
	2010	176,508	$10.75	to	$11.13	$1,963,396	1.45%	to	1.95%	1.98%	16.28%	to	16.86%
	2009	198,724	9.24	to	9.52	1,892,402	1.45%	to	1.95%	0.00%	50.17%	to	50.92%
	2008	158,476	6.16	to	6.31	999,809	1.45%	to	1.95%	0.00%	-48.49%	to	-48.23%
	2007	149,464	11.95	to	12.19	1,823,605	1.45%	to	1.95%	0.00%	17.57%	to	18.16%
	2006	120,890	10.16	to	10.32	1,247,744	1.45%	to	1.95%	0.00%	6.28%	to	6.81%
AllianceBernstein VPS Real Estate Investment Portfolio Class B
	2010	340,012	$15.60	to	$16.44	$5,507,157	1.45%	to	2.20%	1.22%	23.29%	to	24.22%
	2009	356,847	12.65	to	13.23	4,655,529	1.45%	to	2.20%	2.47%	26.40%	to	27.35%
	2008	409,897	10.01	to	10.39	4,206,487	1.45%	to	2.20%	1.36%	-37.23%	to	-36.76%
	2007	473,652	15.95	to	16.43	7,707,027	1.45%	to	2.20%	1.29%	-16.62%	to	-16.00%
	2006	678,708	19.13	to	19.56	13,202,654	1.45%	to	2.20%	1.68%	31.93%	to	32.93%
AllianceBernstein VPS Value Portfolio Class B
	2010	178,779	$9.15	to	$9.64	$1,699,663	1.45%	to	2.20%	1.85%	8.98%	to	9.80%
	2009	211,674	8.40	to	8.78	1,823,961	1.45%	to	2.20%	3.13%	18.39%	to	19.28%
	2008	289,451	7.09	to	7.36	2,076,771	1.45%	to	2.20%	2.14%	-42.31%	to	-41.87%
	2007	285,149	12.29	to	12.66	3,535,467	1.45%	to	2.20%	1.22%	-6.26%	to	-5.55%
	2006	249,876	13.11	to	13.41	3,315,091	1.45%	to	2.20%	0.90%	18.38%	to	19.27%
BlackRock Global Allocation V.I. Fund Class III(6)
	2010	100,407	$13.39	to	$13.55	$1,352,673	1.30%	to	1.90%	1.48%	7.68%	to	8.33%
	2009	35,137	12.44	to	12.51	438,061	1.30%	to	1.90%	4.21%	24.38%	to	25.09%
BlackRock Large Cap Core V.I. Fund Class III(6)
	2010	5,923,190	$11.92	to	$13.67	$80,706,503	1.30%	to	2.05%	1.39%	7.47%	to	19.17%
	2009	2,028,703	12.65	to	12.72	25,765,115	1.30%	to	1.90%	2.16%	26.48%	to	27.20%
BlackRock Large Cap Value V.I. Fund Class III(6)
	2010	46,685	$12.71	to	$12.86	$596,228	1.30%	to	1.90%	1.26%	6.41%	to	7.05%
	2009	17,594	11.95	to	12.01	210,830	1.30%	to	1.90%	5.19%	19.46%	to	20.15%

B-56

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
Columbia Asset Allocation Fund, Variable Series Class B(6)
	2010	46,791	$14.26	to	$14.43	$668,683	1.30%	to	1.90%	3.62%	11.11%	to	11.79%
	2009	8,573	12.84	to	12.91	110,196	1.30%	to	1.90%	1.31%	28.37%	to	29.10%
Columbia Small Cap Value Fund, Variable Series Class B(6)
	2010	1,640,952	$12.59	to	$17.54	$28,688,693	1.30%	to	2.05%	0.97%	24.82%	to	25.85%
	2009	848,091	13.97	to	14.05	11,896,308	1.30%	to	1.90%	0.92%	39.69%	to	40.49%
Columbia Small Company Growth Fund, Variable Series Class B(6)
	2010	18,965	$16.94	to	$17.14	$322,574	1.30%	to	1.90%	0.00%	25.60%	to	26.36%
	2009	4,347	13.49	to	13.56	58,749	1.30%	to	1.90%	0.00%	34.87%	to	35.64%
Columbia Marsico 21st Century Fund, Variable Series Class B(6)
	2010	9,796	$16.50	to	$16.70	$162,824	1.30%	to	1.90%	0.00%	14.90%	to	15.60%
	2009	5,048	14.36	to	14.44	72,755	1.30%	to	1.90%	0.00%	43.61%	to	44.42%
Columbia Marsico Growth Fund, Variable Series Class B(6)
	2010	25,423	$16.01	to	$16.20	$408,445	1.30%	to	1.90%	0.05%	18.96%	to	19.69%
	2009	4,057	13.44	to	13.52	54,669	1.30%	to	1.90%	0.33%	34.42%	to	35.18%
Davis Financial Portfolio
	2010	170,406	$9.36	to	$17.53	$1,806,407	1.30%	to	2.00%	0.91%	8.89%	to	9.66%
	2009	150,462	8.60	to	15.99	1,377,102	1.30%	to	2.00%	0.94%	38.37%	to	59.89%
	2008	133,202	6.21	to	6.34	844,138	1.45%	to	2.00%	0.00%	-47.44%	to	-47.14%
	2007	133,955	11.82	to	12.00	1,606,699	1.45%	to	2.00%	1.25%	-7.92%	to	-7.41%
	2006	99,206	12.84	to	12.96	1,285,431	1.45%	to	2.00%	0.98%	16.15%	to	16.79%
Davis Real Estate Portfolio
	2010	369,884	$10.29	to	$10.62	$3,911,288	1.45%	to	2.00%	1.88%	17.32%	to	17.96%
	2009	395,429	8.77	to	9.01	3,546,824	1.45%	to	2.00%	2.78%	29.10%	to	29.82%
	2008	359,759	6.80	to	6.94	2,487,739	1.45%	to	2.00%	2.35%	-47.98%	to	-47.69%
	2007	364,084	13.06	to	13.26	4,817,297	1.45%	to	2.00%	3.57%	-17.17%	to	-16.71%
	2006	344,406	15.77	to	15.92	5,476,614	1.45%	to	2.00%	3.60%	31.70%	to	32.42%
Davis Value Portfolio
	2010	5,688,635	$10.23	to	$10.68	$60,676,782	1.45%	to	2.20%	1.35%	10.30%	to	11.13%
	2009	5,895,023	9.28	to	9.61	56,593,638	1.45%	to	2.20%	0.93%	28.29%	to	29.25%
	2008	5,326,784	7.23	to	7.44	39,562,630	1.45%	to	2.20%	1.35%	-41.63%	to	-41.19%
	2007	3,616,341	12.39	to	12.65	45,676,294	1.45%	to	2.20%	1.39%	2.35%	to	3.12%
	2006	2,445,842	12.11	to	12.26	29,968,602	1.45%	to	2.20%	1.20%	12.49%	to	13.33%
Wells Fargo Advantage VT International Equity Fund Class 2 (formerly Evergreen VA International Equity Fund Share Class 2)(6)
	2010	5,354,710	$12.67	to	$14.82	$79,137,525	1.30%	to	2.05%	0.64%	14.99%	to	26.67%
	2009	2,697,556	12.82	to	12.89	34,721,364	1.30%	to	1.90%	0.28%	28.18%	to	28.91%
Wells Fargo Advantage VT Small Cap Value Fund Class 2 (formerly Evergreen VA Special Values Fund Share Class 2)(6)
	2010	3,225	$12.07	to	$17.05	$54,485	1.30%	to	1.70%	0.05%	17.70%	to	20.65%
	2009	2,622	14.40	to	14.44	37,788	1.30%	to	1.65%	0.47%	43.96%	to	44.44%
Fidelity VIP Balanced Portfolio Service Class 2
	2010	439,557	$12.44	to	$12.85	$5,626,546	1.45%	to	2.00%	1.53%	15.41%	to	16.05%
	2009	430,886	10.78	to	11.07	4,754,390	1.45%	to	2.00%	1.77%	35.57%	to	36.32%
	2008	430,300	7.95	to	8.12	3,486,072	1.45%	to	2.00%	1.58%	-35.46%	to	-35.11%
	2007	435,063	12.32	to	12.51	5,433,306	1.45%	to	2.00%	3.03%	6.56%	to	7.14%
	2006	388,843	11.56	to	11.68	4,535,976	1.45%	to	2.00%	1.63%	9.28%	to	9.88%

B-57

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
Fidelity VIP Contrafund Portfolio Service Class 2
	2010	16,307,484	$13.42	to	$16.82	$243,666,695	1.30%	to	2.20%	1.13%	14.37%	to	15.41%
	2009	13,681,385	11.74	to	14.58	172,013,413	1.30%	to	2.20%	1.28%	32.51%	to	45.75%
	2008	11,430,101	8.86	to	9.19	104,192,728	1.45%	to	2.20%	1.00%	-43.95%	to	-43.52%
	2007	7,790,084	15.80	to	16.28	125,653,483	1.45%	to	2.20%	0.89%	14.74%	to	15.60%
	2006	4,873,846	13.77	to	14.08	68,046,555	1.45%	to	2.20%	1.15%	8.99%	to	9.82%
Fidelity VIP Equity-Income Portfolio Service Class 2
	2010	2,407,765	$10.24	to	$10.79	$25,858,092	1.45%	to	2.20%	1.62%	12.40%	to	13.25%
	2009	2,499,377	9.11	to	9.53	23,710,947	1.45%	to	2.20%	2.19%	27.05%	to	28.00%
	2008	2,134,984	7.17	to	7.44	15,812,963	1.45%	to	2.20%	2.71%	-44.07%	to	-43.64%
	2007	1,772,696	12.82	to	13.20	23,289,606	1.45%	to	2.20%	1.74%	-0.94%	to	-0.20%
	2006	1,517,451	12.94	to	13.23	19,992,159	1.45%	to	2.20%	2.95%	17.31%	to	18.19%
Fidelity VIP Growth Portfolio Service Class 2
	2010	199,166	$9.89	to	$10.42	$2,080,417	1.45%	to	2.20%	0.03%	21.15%	to	22.07%
	2009	203,661	8.16	to	8.54	1,744,113	1.45%	to	2.20%	0.19%	25.17%	to	26.11%
	2008	249,932	6.52	to	6.77	1,697,420	1.45%	to	2.20%	0.58%	-48.47%	to	-48.07%
	2007	254,862	12.65	to	13.04	3,322,684	1.45%	to	2.20%	0.35%	23.89%	to	24.82%
	2006	209,951	10.21	to	10.44	2,189,341	1.45%	to	2.20%	0.15%	4.24%	to	5.03%
Fidelity VIP Investment Grade Bond Portfolio Service Class 2
	2010	6,676,265	$11.70	to	$12.00	$82,140,455	1.30%	to	2.20%	3.45%	5.20%	to	6.15%
	2009	6,485,751	11.12	to	11.31	75,310,327	1.30%	to	2.20%	8.27%	12.94%	to	13.08%
	2008	4,531,691	9.85	to	10.22	46,235,315	1.45%	to	2.20%	3.85%	-5.58%	to	-4.87%
	2007	4,479,330	10.43	to	10.74	48,044,388	1.45%	to	2.20%	2.94%	1.81%	to	2.58%
	2006	2,215,141	10.24	to	10.47	23,162,510	1.45%	to	2.20%	1.79%	1.86%	to	2.63%
Fidelity VIP Mid Cap Portfolio Service Class 2
	2010	7,913,851	$17.20	to	$18.52	$143,124,001	1.30%	to	2.20%	0.13%	25.76%	to	26.90%
	2009	6,838,587	13.67	to	14.59	97,240,646	1.30%	to	2.20%	0.53%	36.70%	to	45.94%
	2008	4,257,870	10.00	to	10.38	43,475,522	1.45%	to	2.20%	0.25%	-40.93%	to	-40.49%
	2007	3,079,556	16.93	to	17.44	52,830,294	1.45%	to	2.20%	0.49%	12.82%	to	13.67%
	2006	2,219,277	15.01	to	15.35	33,627,761	1.45%	to	2.20%	0.15%	9.95%	to	10.77%
Fidelity VIP Overseas Portfolio Service Class 2(6)
	2010	15,161	$15.67	to	$15.85	$238,967	1.30%	to	1.90%	1.35%	10.69%	to	11.36%
	2009	9,572	14.19	to	14.24	135,850	1.30%	to	1.65%	5.43%	41.90%	to	42.37%
Templeton Global Bond Securities Fund Class 2(6)
	2010	212,806	$10.92	to	$13.04	$2,737,283	1.30%	to	2.05%	1.46%	9.16%	to	12.96%
	2009	77,799	11.48	to	11.55	896,209	1.30%	to	1.90%	0.53%	14.82%	to	15.48%
Templeton Growth Securities Fund Class 2
	2010	654,514	$12.05	to	$15.25	$7,406,122	1.30%	to	2.05%	1.33%	6.00%	to	20.54%
	2009	672,083	10.13	to	14.39	7,115,523	1.30%	to	2.20%	3.21%	28.24%	to	43.89%
	2008	694,293	7.90	to	8.20	5,648,556	1.45%	to	2.20%	1.80%	-43.59%	to	-43.16%
	2007	715,632	14.00	to	14.43	10,257,579	1.45%	to	2.20%	1.34%	0.11%	to	0.86%
	2006	656,635	13.99	to	14.30	9,350,568	1.45%	to	2.20%	1.31%	19.14%	to	20.04%
Franklin Income Securities Fund Class 2(6)
	2010	169,826	$11.19	to	$15.30	$2,512,685	1.30%	to	2.05%	6.35%	11.21%	to	11.88%
	2009	51,577	13.68	to	13.76	707,698	1.30%	to	1.90%	4.57%	36.80%	to	37.58%
Mutual Shares Securities Fund Class 2(6)
	2010	70,604	$11.54	to	$14.49	$966,892	1.30%	to	2.05%	1.70%	9.75%	to	15.43%
	2009	29,178	13.13	to	13.20	384,331	1.30%	to	1.90%	0.65%	31.27%	to	32.02%
Franklin U.S. Government Fund Class 2(6)
	2010	7,161,483	$9.97	to	$10.59	$75,621,604	1.30%	to	2.05%	3.22%	-0.35%	to	3.91%
	2009	3,215,552	10.13	to	10.19	32,720,401	1.30%	to	1.90%	2.51%	1.33%	to	1.91%

B-58

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
Franklin Rising Dividends Securities Fund Class 2
	2010	1,890,455	$11.47	to	$12.09	$22,710,230	1.45%	to	2.20%	1.61%	18.01%	to	18.89%
	2009	2,036,966	9.72	to	10.17	20,593,947	1.45%	to	2.20%	1.46%	14.78%	to	15.64%
	2008	2,186,733	8.47	to	8.79	19,129,665	1.45%	to	2.20%	1.76%	-28.70%	to	-28.16%
	2007	2,033,490	11.88	to	12.24	24,774,572	1.45%	to	2.20%	2.37%	-4.82%	to	-4.10%
	2006	1,125,524	12.48	to	12.76	14,310,451	1.45%	to	2.20%	0.98%	14.56%	to	15.42%
Franklin Small Cap Value Securities Fund Class 2
	2010	4,045,931	$14.26	to	$18.16	$64,774,324	1.30%	to	2.20%	0.72%	25.42%	to	26.56%
	2009	3,620,468	11.37	to	14.35	44,606,753	1.30%	to	2.20%	1.57%	26.33%	to	43.49%
	2008	2,469,548	9.00	to	9.34	22,907,236	1.45%	to	2.20%	1.13%	-34.49%	to	-33.99%
	2007	1,474,353	13.74	to	14.15	20,699,579	1.45%	to	2.20%	0.61%	-4.51%	to	-3.80%
	2006	736,184	14.39	to	14.71	10,765,237	1.45%	to	2.20%	0.59%	14.42%	to	15.29%
MFS Research Bond Series Service Class
	2010	281,339	$11.88	to	$12.44	$3,467,017	1.45%	to	2.00%	3.08%	5.07%	to	5.65%
	2009	292,048	11.26	to	11.78	3,408,058	1.45%	to	2.20%	4.12%	13.38%	to	14.23%
	2008	307,988	9.93	to	10.31	3,149,166	1.45%	to	2.20%	2.75%	-4.78%	to	-4.06%
	2007	348,416	10.43	to	10.75	3,718,628	1.45%	to	2.20%	3.14%	1.65%	to	2.42%
	2006	310,644	10.26	to	10.49	3,244,702	1.45%	to	2.20%	3.89%	1.52%	to	2.29%
MFS Core Equity Series Service Class
	2010	19,556	$11.23	to	$11.59	$226,205	1.45%	to	1.75%	0.86%	14.82%	to	15.17%
	2009	24,043	9.91	to	10.06	241,600	1.45%	to	1.70%	1.32%	29.99%	to	30.32%
	2008	19,998	7.62	to	7.72	154,203	1.45%	to	1.70%	0.41%	-40.35%	to	-40.20%
	2007	17,755	12.78	to	12.91	229,088	1.45%	to	1.70%	0.09%	8.99%	to	9.27%
	2006	14,944	11.73	to	11.82	176,476	1.45%	to	1.70%	0.16%	11.58%	to	11.86%
MFS Growth Series Service Class
	2010	131,072	$13.04	to	$16.31	$1,788,953	1.30%	to	1.95%	0.00%	12.79%	to	13.53%
	2009	119,734	11.57	to	14.37	1,435,635	1.30%	to	1.95%	0.03%	34.66%	to	43.69%
	2008	102,346	8.59	to	8.80	899,498	1.45%	to	1.95%	0.00%	-38.76%	to	-38.46%
	2007	94,910	14.03	to	14.31	1,354,958	1.45%	to	1.95%	0.00%	18.53%	to	19.12%
	2006	80,392	11.83	to	12.01	964,017	1.45%	to	1.95%	0.00%	5.52%	to	6.05%
MFS Investors Trust Series Service Class
	2010	71,015	$11.23	to	$12.21	$864,137	1.45%	to	2.00%	1.00%	8.67%	to	9.27%
	2009	81,190	10.33	to	11.17	904,594	1.45%	to	2.00%	1.29%	24.04%	to	24.72%
	2008	82,175	8.33	to	8.96	734,328	1.45%	to	2.00%	0.56%	-34.59%	to	-34.22%
	2007	90,331	12.73	to	13.62	1,228,170	1.45%	to	2.00%	0.56%	7.84%	to	8.44%
	2006	63,625	11.81	to	12.56	797,742	1.45%	to	2.00%	0.23%	10.45%	to	11.06%
MFS New Discovery Series Service Class
	2010	151,773	$13.47	to	$14.20	$2,230,706	1.45%	to	2.20%	0.00%	32.97%	to	33.97%
	2009	153,508	10.13	to	10.60	1,690,002	1.45%	to	2.20%	0.00%	59.36%	to	60.56%
	2008	139,958	6.36	to	6.60	956,218	1.45%	to	2.20%	0.00%	-40.85%	to	-40.40%
	2007	137,188	10.75	to	11.07	1,554,576	1.45%	to	2.20%	0.00%	0.01%	to	0.77%
	2006	111,212	10.75	to	10.99	1,231,961	1.45%	to	2.20%	0.00%	10.46%	to	11.29%
MFS Strategic Income Series Service Class
	2010	116,516	$12.13	to	$12.78	$1,480,477	1.45%	to	2.20%	4.59%	7.39%	to	8.20%
	2009	122,201	11.29	to	11.81	1,432,120	1.45%	to	2.20%	9.75%	21.17%	to	22.09%
	2008	115,045	9.32	to	9.67	1,105,259	1.45%	to	2.20%	6.14%	-14.19%	to	-13.54%
	2007	122,037	10.86	to	11.19	1,358,613	1.45%	to	2.20%	4.43%	1.16%	to	1.92%
	2006	102,393	10.74	to	10.98	1,117,859	1.45%	to	2.20%	4.46%	4.06%	to	4.84%
MFS Total Return Series Service Class
	2010	1,774,203	$11.13	to	$11.73	$20,670,068	1.45%	to	2.20%	2.62%	7.24%	to	8.04%
	2009	1,979,568	10.38	to	10.86	21,367,799	1.45%	to	2.20%	3.51%	15.15%	to	16.02%
	2008	2,170,235	9.02	to	9.36	20,191,099	1.45%	to	2.20%	2.89%	-24.03%	to	-23.45%
	2007	2,310,309	11.87	to	12.22	28,097,549	1.45%	to	2.20%	2.30%	1.66%	to	2.43%
	2006	2,120,911	11.67	to	11.93	25,206,133	1.45%	to	2.20%	2.08%	9.18%	to	10.01%
MFS Utilities Series Service Class(6)
	2010	1,522,850	$12.15	to	$15.25	$23,113,105	1.30%	to	2.05%	2.56%	12.03%	to	21.52%
	2009	758,436	13.54	to	13.62	10,310,706	1.30%	to	1.90%	1.34%	35.39%	to	36.16%

B-59

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
MFS Value Series Service Class(6)
	2010	25,520	$14.31	to	$14.47	$363,896	1.30%	to	1.90%	1.23%	9.11%	to	9.77%
	2009	16,943	13.14	to	13.19	222,854	1.30%	to	1.65%	0.02%	31.43%	to	31.86%
Oppenheimer Capital Appreciation Fund/VA Service Class(6)
	2010	4,017,595	$12.25	to	$16.07	$64,382,265	1.30%	to	2.05%	0.00%	7.72%	to	22.50%
	2009	1,698,577	14.84	to	14.92	25,303,396	1.30%	to	1.90%	0.00%	48.35%	to	49.20%
Oppenheimer International Growth Fund/VA Service Class(6)
	2010	38,017	$16.99	to	$17.19	$635,355	1.30%	to	1.90%	0.85%	12.44%	to	13.13%
	2009	21,880	15.11	to	15.19	331,448	1.30%	to	1.90%	0.00%	51.09%	to	51.95%
Oppenheimer Main Street Small Cap Fund/VA Service Class(6)
	2010	3,037,733	$12.44	to	$18.47	$55,939,723	1.30%	to	2.05%	0.32%	21.46%	to	24.43%
	2009	1,600,237	15.12	to	15.21	24,301,288	1.30%	to	1.90%	0.04%	51.23%	to	52.10%
Oppenheimer Global Strategic Income Fund/VA Service Class (formerly Oppenheimer Strategic Bond Fund/VA Service Class)(6)
	2010	8,405,698	$10.81	to	$13.40	$112,271,754	1.30%	to	2.05%	6.37%	8.11%	to	13.28%
	2009	4,169,395	11.76	to	11.83	49,230,997	1.30%	to	1.90%	0.01%	17.59%	to	18.26%
PIMCO Low Duration Portfolio Advisor Class(6)
	2010	132,688	$11.42	to	$11.56	$1,525,514	1.30%	to	1.90%	1.55%	3.19%	to	3.82%
	2009	25,744	11.07	to	11.13	285,909	1.30%	to	1.90%	1.73%	10.71%	to	11.34%
PIMCO Real Return Portfolio Advisor Class(6)
	2010	112,677	$10.18	to	$12.36	$1,374,442	1.30%	to	2.05%	1.28%	1.83%	to	6.60%
	2009	17,146	11.52	to	11.59	198,164	1.30%	to	1.90%	1.79%	15.24%	to	15.90%
PIMCO Total Return Portfolio Advisor Class(6)
	2010	8,264,043	$10.15	to	$11.87	$97,760,073	1.30%	to	2.05%	2.32%	1.47%	to	6.61%
	2009	3,822,240	11.07	to	11.13	42,492,649	1.30%	to	1.90%	3.72%	10.71%	to	11.35%
Pioneer Cullen Value VCT Portfolio Class II(6)
	2010	7,121,764	$11.78	to	$13.49	$95,806,166	1.30%	to	2.05%	0.58%	7.84%	to	17.80%
	2009	4,026,457	12.44	to	12.51	50,302,548	1.30%	to	1.90%	0.63%	24.41%	to	25.12%
Pioneer Equity Income VCT Portfolio Class II(6)
	2010	9,564	$12.12	to	$14.41	$129,733	1.30%	to	1.70%	2.56%	17.68%	to	21.16%
	2009	459	12.20	to	12.25	5,613	1.30%	to	1.65%	1.43%	22.04%	to	22.45%
Pioneer Fund VCT Portfolio Class II(6)
	2010	1,150	$15.13	to	$15.31	$17,603	1.30%	to	1.90%	1.19%	13.53%	to	14.22%
	2009	814	13.33	to	13.41	10,917	1.30%	to	1.90%	0.69%	33.31%	to	34.07%
Pioneer Mid Cap Value VCT Portfolio Class II(6)
	2010	4,538,729	$12.26	to	$15.46	$69,953,394	1.30%	to	2.05%	0.84%	16.36%	to	22.57%
	2009	2,279,077	13.21	to	13.28	30,230,285	1.30%	to	1.90%	1.07%	32.09%	to	32.85%
Seligman Communications and Information Portfolio Class 2(6)
	2010	1,290,776	$12.50	to	$17.97	$23,091,126	1.30%	to	2.05%	0.00%	13.30%	to	25.00%
	2009	658,496	15.77	to	15.86	10,427,060	1.30%	to	1.90%	0.00%	57.70%	to	58.60%

(1)

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts

B-60

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (continued)

either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratio is annualized in the initial year in which units of a product were purchased. For 2010, average net assets are based on the daily net assets. For 2009, 2008, 2007 and 2006, average net assets are based on the net assets calculated on January 1 and each of the twelve month-ends within the year.

(3)

Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

(4)	Portfolio commenced operations May 1, 2006.
(5)	Portfolio commenced operations July 31, 2007.
(6)	Portfolio commenced operations January 23, 2009.
(7)	Refer to Note 4 of the Notes to Financial Statements.

B-61

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

and the Contract Owners of The Guardian Separate Account R:

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the investment options of The Guardian Separate Account R at December 31, 2010 listed in Note 1, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as “financial statements”) are the responsibility of The Guardian Insurance & Annuity Company, Inc. management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying funds owned at December 31, 2010 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

March 18, 2011

B-62

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The Guardian Insurance & Annuity Company, Inc.

STATUTORY BASIS BALANCE SHEETS

	As of December 31,
	2010	2009
	(In millions)
Admitted assets
Bonds	$1,732	$1,777
Preferred stocks	4	5
Affiliated mutual funds, at fair value	—	21
Investment in subsidiaries	19	40
Policy loans	106	99
Cash, cash equivalents and short-term investments	51	44

Total invested assets	1,912	1,986

Due and accrued investment income	26	28
Net deferred tax asset	5	4
Income tax receivable	13	—
Other assets	31	11
Receivable from separate accounts	146	134
Separate account assets	8,084	6,994

Total admitted assets	$10,217	$9,157

Liabilities
Reserves for policy benefits, deposit-type contracts and other contract liabilities	$1,822	$1,850
Asset valuation reserve	15	22
Due to parent and affiliates	12	12
Income tax payable	—	8
Other liabilities	45	37
Separate account liabilities	8,082	6,992

Total liabilities	9,976	8,921

Capital and surplus
Common stock	2	2
Additional paid-in capital and contributed surplus	175	195
Unassigned surplus	64	39

Total capital and surplus	241	236

Total liabilities, capital and surplus	$10,217	$9,157

See notes to statutory basis financial statements.

B-63

The Guardian Insurance & Annuity Company, Inc.

STATUTORY BASIS STATEMENTS OF OPERATIONS

	For the Years Ended December 31,
	2010	2009
	(In millions)
Revenues
Premiums and annuity considerations	$1,116	$1,268
Net investment income	96	98
Service fees	155	127
Reserve adjustments on reinsurance ceded and other income	4	15

Total revenues	1,371	1,508

Benefits and expenses
Policyholder benefits	1,067	1,043
Net transfers to separate accounts	115	245
General insurance expenses	89	80
Commissions and other expenses	104	104

Total benefits and expenses	1,375	1,472

(Loss) gain before federal income taxes and realized losses from investments	(4)	36
Federal income tax benefit	(45)	—

Gain from operations, net of federal income taxes and before net realized losses	41	36
Net realized capital losses, net of tax and transfers to IMR	(25)	(26)

Net income	$16	$10

See notes to statutory basis financial statements.

B-64

The Guardian Insurance & Annuity Company, Inc.

STATUTORY BASIS STATEMENTS OF CHANGES IN SURPLUS

	For the Years Ended December 31,
	2010	2009
	(In millions)
Beginning of year balance	$236	$212

Adjustments to surplus:
Net income	16	10
Change in net unrealized capital gains of investment in subsidiaries and affiliated mutual funds and derivatives, net of tax	—	13
Change in non-admitted assets	13	9
Change in net deferred taxes	(8)	(4)
Change in asset valuation reserve	7	(4)
Return of capital to the parent	(20)	—
Change in reserve valuation basis	(3)	—

Net adjustments to surplus	5	24

End of year balance	$241	$236

See notes to statutory basis financial statements.

B-65

The Guardian Insurance & Annuity Company, Inc.

STATUTORY BASIS STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2010	2009
	(In millions)
Cash flows from operating activities
Premiums and annuity considerations	$1,100	$1,286
Investment income received	105	105
Service fees and other income received	162	144
Benefits and loss related payments	(1,098)	(1,046)
Net transfers to separate accounts	(127)	(309)
Commissions, expenses and taxes paid	(192)	(186)
Federal income taxes recovered	11	27

Net cash (used in) provided by operating activities	(39)	21

Cash flows from investing activities
Proceeds from bonds sold or matured	321	446
Proceeds from sale of stocks and affiliated mutual funds	27	8
Miscellaneous proceeds	4	4
Costs of bonds acquired	(280)	(514)
Costs of stocks acquired	(1)	(8)
Investment in subsidiaries	20	(22)
Miscellaneous applications	(35)	(34)
(Increase) decrease in policy loans, net of repayments	(7)	2

Net cash provided by (used in) investing activities	49	(118)

Cash flow from financing and miscellaneous activities
Capital and paid in surplus	—	22
Return of capital to parent	(20)	—
Other cash provided (applied)	14	(15)
Net deposits on deposit-type contracts and other insurance liabilities	3	2

Net cash (used in) provided by financing activities	(3)	9

Net increase (decrease) in cash, cash equivalents and short-term investments	7	(88)
Cash, cash equivalents and short-term investments, beginning of year	44	132

Cash, cash equivalents and short-term investments, end of year	$51	$44

See notes to statutory basis financial statements.

B-66

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

NOTE A—ORGANIZATION

The Guardian Insurance & Annuity Company, Inc. (“GIAC” or the “Company”) is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“The Guardian”). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company’s primary business is the sale of variable deferred annuity contracts and variable life insurance policies. For variable products, contracts are sold by insurance agents who are licensed by GIAC and are either Registered Representatives of Park Avenue Securities LLC (“PAS”) or other broker dealer firms that have entered into sales agreements with GIAC. The Company’s general agency distribution system is used for the sale of other products and policies.

PAS, a wholly owned subsidiary of the Company, is a registered broker dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”) and Securities Investor Protection Corporation. PAS is also a registered investment advisor under the Investment Advisers Act of 1940 and has assumed the registered representatives formerly affiliated with Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of The Guardian.

GIS is a registered broker-dealer under the Securities Exchange Act of 1934, a member of FINRA, and a registered investment adviser under the Investment Adviser Act of 1940. GIS operates as the distributor and underwriter for GIAC’s variable products. RS Investment Management Co. LLC (“RS Investments”), a subsidiary of GIS, serves as the investment adviser on the RS Mutual Fund Family. GIS serves as a sub adviser to the fixed income, asset allocation and index funds and is the sole distributor of the RS funds.

The Company, in agreement with Baillie Gifford Overseas Ltd., has an equity ownership interest in a company—Guardian Baillie Gifford Ltd. (“GBG”)—that is organized as a corporation in Scotland. GBG is registered in both the United Kingdom and the United States to act as an investment sub adviser for the RS International Growth VIP Series (“RSIGS”), the RS Emerging Markets VIP Series (“RSEMS”), RS International Growth Fund (“RSIGF”) and RS Emerging Markets Fund (“RSEMF”). GBG serves as the sole investment sub adviser to these funds. These funds are offered in the U.S. as investment options under certain variable annuity contracts and variable life policies sold by the Company.

Insurance Separate Accounts:

The Company had established nineteen insurance separate accounts, of which two were dissolved during 2009, whose sole purpose was to fund certain employee benefit plans of The Guardian. Since December 31, 2009, the Company has seventeen insurance separate accounts primarily to support the variable annuity and life insurance products. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders.

The assets and liabilities of the separate accounts are clearly identified and distinct from the other assets and liabilities of the Company. The assets of the separate accounts will not be charged with any liabilities arising out of any other business of the Company. However, the obligations of the separate accounts, including the promise to make annuity and death benefit payments, remain obligations of the Company. Assets and liabilities of the separate accounts are stated primarily at the fair value of the underlying investments and corresponding contractholders obligations (See Note I).

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:

The accompanying statutory basis financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware (the “Department”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). Insurance companies domiciled in Delaware are required to prepare statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”), subject to certain deviations prescribed or permitted by the Department. There are no deviations between the NAIC and the Department as of December 31, 2010. The NAIC promulgates the NAIC SAP, which include accounting guidelines referred to as Statements of Statutory Accounting Principles (“SSAPs”).

B-67

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Financial statements prepared in accordance with GAAP vary from financial statements prepared on statutory basis (“STAT”) primarily because on a statutory basis: 1) costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred; 2) life insurance and annuity reserves are based on statutory mortality and interest requirements, without consideration of withdrawals and company experience; 3) life insurance enterprises are required to establish a formula-based asset valuation reserve (“AVR”) by a direct charge to surplus to offset potential investment losses; 4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold; 5) bonds are carried principally at amortized cost; 6) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as either financing transactions or a derivative under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP; 7) certain “non-admitted assets” (uncollected premiums and advances to agent balances) must be excluded under statutory reporting through a charge to surplus; 8) investments in subsidiaries of the Company’s wholly-owned subsidiaries and majority owned subsidiaries are accounted for using the equity method, where earnings of such subsidiaries are recognized in surplus; only when dividends are distributed is income recognized; 9) annuity and certain insurance premiums are recognized as premium income; 10) changes in deferred tax assets and liabilities, except those allocated to changes in unrealized gains and losses, are recognized as a separate component of surplus. Deferred tax assets not meeting certain criteria are non-admitted and 11) investments in affiliated mutual funds where the Company has a controlling financial interest, are accounted for using the equity method for statutory purposes and are consolidated under GAAP. The effect on the financial statements of the Company from the differences between GAAP and STAT are material to the Company and are disclosed in Note L.

Use of Estimates:

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. As a provider of life insurance and annuity products, GIAC’s operating results in any given period depend on estimates of policy reserves required to provide for future policyholder benefits. The development of policy reserves for insurance and investment contracts requires management to make estimates and assumptions regarding mortality, lapse, expense and investment experience. Such estimates are primarily based on historical experience and, in many cases, state insurance laws that require specific mortality, morbidity, and investment assumptions to be used by the Company and may preclude the use of lapse and expense assumptions. Actual future results could differ from these estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related reserve estimates. The Company regularly invests in mortgage-backed securities and other securities subjected to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing could differ from original estimates resulting in adjustments to asset values and amortization or accretion recorded in future periods.

Admitted Assets:

Assets are stated at “admitted asset” values, which are values, required by or permitted to be reported to the Department of Insurance of the State of Delaware in accordance with its rules and regulations. Certain assets designated as “non-admitted assets” (approximately $21 million and $34 million at December 31, 2010 and 2009, respectively), consist principally of deferred tax assets, IMR, uncollected premiums and advances to agents, are charged directly to unassigned surplus.

Investments:

See Note C and Note D regarding the accounting policy, reported statement value and estimated fair value of the Company’s investment in bonds, preferred stocks, affiliated mutual funds and investments in subsidiaries.

Policy Loans:

Policy loans are stated at unpaid principal balance. The carrying amount approximates fair value since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

B-68

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Cash, Cash Equivalents and Short-Term Investments:

Cash includes cash on deposit with banks. Cash equivalents are stated at amortized cost and consist of investments having maturities of three months or less at time of purchase. Certain short-term investments, including Money Market Funds, are stated at amortized cost and consist primarily of investments having maturities greater than three months from the date of purchase, but less than one year maturity. Fair values for such investments approximate carrying value.

Other Assets:

Other assets consist primarily of deferred, uncollected and unpaid premiums, reinsurance recoverables and receivables for service fees.

Other Liabilities:

Other liabilities consist primarily of contingent tax liabilities, reinsurance payables, accrued expenses, payables to custodians and commissions payable.

Contract and Policy Reserves:

The estimated fair value of contractholder account balances for investment type contracts has been determined to be equivalent to carrying value as the current offering and renewal rates are set in response to current market conditions.

The following table highlights the credited rates applicable to the Company’s liabilities.

Product	Credited Fixed Interest Rates
Individual Annuities, Fixed Rate Option	3.00% to 3.50%
Single Premium Deferred Annuity	1.50% to 4.70%
Dollar Cost Averaging	3.00% to 5.00%
Group Annuities	1.50% to 4.13%
Variable Life	3.00% to 4.10%
Group Universal Life	4.00%
Single Premium Immediate Annuities and Immediate Annuitizations With Life Contingency, Fixed	4.00% to 6.00%
Immediate Annuitizations Without Life Contingency, Fixed	1.50% to 3.50%

Guaranteed Minimum Benefits:

The Company issues variable annuity contracts with guaranteed death benefits that guarantee either:

a)	Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).
b)	Ratchet: the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).
c)	Combination Rollup/Ratchet: the benefit is the greatest of the current account value, premiums paid increased with 3% simple interest each year (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted withdrawals).

For guarantees of amounts in the event of death, the net amount at risk (“NAR”) is defined as the current Guaranteed Minimum Death Benefit (“GMDB”) in excess of the current account balance.

The Company also issues various guaranteed living benefits:

GMWB

The Guaranteed Minimum Withdrawal Benefit (“GMWB”) contracts guarantee an annual withdrawal benefit up to a Guaranteed Withdrawal Amount (“GWA”) until the Guaranteed Withdrawal Benefit (“GWB”) is depleted, even if the

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The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Accumulation Value is reduced to zero through a combination of market declines and withdrawals. Certain designs allow the withdrawals to continue for the lifetime of the policyholder even after the GWB is depleted. For the GMWB, the net amount at risk is defined as the guaranteed remaining balance in excess of the current account balance.

GMIB

The Guaranteed Minimum Income Benefit (“GMIB”) contracts provide a guarantee base that increases by the greater of a 5% roll-up rate or the contract anniversary account value. This base can only be accessed in duration 10 or later in the form of a payout annuity. For the GMIB, which guarantees a base level of lifetime income at annuitization, the net amount at risk is the value of the lifetime annuity in excess of the current account balance.

GMAB

The Guaranteed Minimum Accumulation Benefit (“GMAB” or “LBR”) contracts guarantee the return of investment on the maturity date. For the GMAB, the net amount at risk is the amount invested in excess of the current account balance.

The account value and net amount at risk of the contractholders at December 31, 2010 and 2009 for GMDB, GMIB, GMAB and GMWB (in millions, except Average Age) were as follows:

	2010			2009
	Account Value	Net Amount at Risk	Average Age	Account Value	Net Amount at Risk	Average Age
GMDB	$6,156	$133	62	$5,263	$289	62
GMWB	2,710	117	60	1,858	165	60
GMIB*	124	—	58	117	—	57
GMAB	61	—	62	68	—	62

*	In the calculation of the NAR for GMIB, the guaranteed benefit amount is decreased by 35% to reflect conservative annuity factors used upon annuitization.

Actuarial Guideline XLIII (VACARVM) provides guidance on how to calculate reserves for Variable Annuities with both Living and Death Benefit Guarantees. The guideline requires the reserve to be calculated using two approaches, the standard scenario approach and the stochastic scenario approach, the final reserve being the greater of the two. The Standard Scenario Amount is based on a single path, deterministic projection with stipulated assumptions and the Stochastic Amount is based on the Conditional Tail Expectation 70 of 1,000 stochastically generated interest rate scenarios. Management’s best estimate assumptions along with margins for uncertainty are used to calculate the Stochastic Amount. Key assumptions needed in valuing the liability include: full withdrawals, partial withdrawals, mortality, investment management fees and revenue sharing, expenses, fund allocations, and other policyholder behavior. In addition, a method for projecting interest rates and equity returns is required. The Stochastic process also requires the projection of in-force general account assets, assets from reinvested cash flows and in-force hedge assets that support the liabilities. The key assumptions needed in valuing the assets include: reinvestment asset mix, reinvestment credit spreads, default rates, implied volatility, and swap interest rates. At December 31, 2010 and 2009, the Standard Scenario Amount was the greater of the two measures and was thus used as the final reserve.

Reserves for Life Contracts and Deposit-Type Contracts:

The Company waives deductions for deferred fractional premiums upon death of insured and returns a portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

The Company currently issues variable life policies on lives classified as substandard. For scheduled policies issued with a flat extra premium, one half of such extra premium is held in addition to the standard mean reserve for the plan. Scheduled policies and riders issued on a substandard basis in percentage mortality classes are valued with factors based on the appropriate corresponding percentage mortality tables and stipulated interest rates and method.

As of December 31, 2010 and 2009, the Company had $700 million and $218 million, respectively, of insurance in force for which the gross premiums are less than the net premiums, according to the standard valuation set by the State of

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NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Delaware. The reserves to cover the above insurance equal $31 million and $7 million as of December 31, 2010 and 2009, respectively, which are included in “Reserve for policy benefits, deposit-type contracts and other contract liabilities”, in the Statutory Basis Balance Sheets. The Company does not utilize anticipated investment income as a factor in the calculation of these reserves. Instead, it utilizes a statutory premium deficiency reserve formula and interest rate assumption prescribed by Delaware insurance regulations.

The Tabular Interest, Tabular less Actual Reserve Released and Tabular Cost has been determined from the basic data for the calculation of policy reserves.

For the determination of Tabular Interest on funds not involving life for each valuation rate of interest, the Tabular Interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

Both the annual premium variable life product and the variable whole life with modified scheduled premiums product were available in substandard class. These products are not currently available.

For both policies, the Company charges an additional gross premium which is payable for the later of 20 years or to age 65. These extra premiums do not affect policy values.

For the annual premium variable life product, the Company holds two additional reserves:

1.	A reserve for the basic coverage. This reserve considers the extra mortality and the premium payment period of the extra premium.
2.	A reserve for the variable insurance account, which is essentially a paid-up life reserve.

For the variable whole life with modified scheduled premium product, the Company holds the reserve for the basic coverage.

The Company issues group deposit-type contracts funding agreements for qualified retirement plans. The funding agreements are issued through the general account and the deposits received on these contracts are recorded as liabilities and are not treated as premiums or as revenue under SAP.

Investment Reserves:

In compliance with statutory requirements, the Company maintains the AVR and the IMR. The AVR is intended to stabilize policyholders’ surplus against market fluctuations in the value of equities and credit related declines in the value of bonds. Changes in the AVR are recorded directly to surplus. The IMR defers net after-tax realized capital losses which result from changes in the overall level of interest rates for fixed income investments and amortizes these net realized capital losses into income over the remaining stated life of the investments sold. The Company uses the group method of calculating the IMR. Any negative IMR amounts are treated as a non admitted asset.

Premiums and Other Revenues:

Premiums and annuity considerations are recognized for funds received on variable life insurance and annuity products. Corresponding transfers to/from separate accounts are a component of “Net transfers to separate accounts” in the Statutory Basis Statements of Operations.

Revenues also include service fees that are comprised of annual contract fees, charges for mortality and expenses based on separate account assets under management and administrative service fees received from the mutual funds that are investment options in the product separate accounts.

Federal Income Taxes:

The provision for federal income taxes is based on income from operations currently taxable. Realized gains and losses are reported net of the applicable federal income taxes. Increases and decreases in deferred federal income tax assets established in prior years are reflected as adjustments to surplus (see Note F).

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The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Reinsurance:

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

Net Investment Income and Capital Losses:

Net investment income includes interest and dividends received or accrued on investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively or prospectively for any change in estimated yield to maturity. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus. Net investment income is reduced by investment management expenses.

Realized investment gains and losses are reported in income based upon specific identification of securities sold. Realized losses include valuation adjustments for other-than-temporary declines in investments. Unrealized capital gains and losses on financial instruments carried at fair value represent changes in the reported fair value and are recorded directly to surplus.

Assessments:

Most of the jurisdictions in which the Company is licensed to transact business require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company will recognize a liability and expense when assessments are levied or when it is probable that a liability has been incurred and it can be reasonably estimated.

Reconciliation to Annual Statements:

The 2008 Annual Statement Cash Flows included $22 million of additional paid-in surplus received from its parent, and a $22 million contribution to its subsidiary, PAS. These cash flows actually occurred in 2009, and were reported in the 2008 Annual Statement Cash Flows under financing and investing activities. The Statement of Cash Flows reported in these audited statutory basis financial statements correctly reflect these transactions in 2009.

Reclassifications:

In 2010, the Company reflected certain fee income and related deferrals that had previously been reported as “Service fees” and as an increase to “Policyholder benefits” in the Statutory Basis Statements of Operations. To conform prior year to the current year presentation, such items have been revised in the 2009 Statutory Basis Statements of Operations. Total revenues and expenses were each decreased by a net amount of $6 million in 2009. There was no effect on the Company’s net income or surplus. The revisions to the Company’s Statutory Basis Statements of Operations does not impact the Company’s previously reported Statutory Basis Balance Sheets, Statutory Basis Statement of Changes in Surplus or the Statutory Basis Statement of Cash Flows.

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The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

NOTE C—INVESTMENTS

Bonds and Preferred Stocks:

Investments are valued in accordance with methods prescribed by the Securities Valuation Office of the NAIC (“SVO”). The Company obtains the fair value of financial instruments held in its portfolio that are either carried at fair value on the face of the financial statements or disclosed in the notes to the financial statements at fair value, from a number of sources. These sources include published market quotes for active market exchange traded instruments, third party pricing vendors, investment banks which are lead market makers in certain markets, broker quotes and the use of internal valuation models that use market observable inputs when available and Company derived inputs when external inputs are not available or deemed to be inaccurate. Unrealized gains and losses on investments carried at market are recorded directly in unassigned surplus. The investment portfolio is reviewed for investments that may have experienced a decline in value considered to be other-than-temporary. The Company considers several factors in determining if an other-than-temporary decline exists: duration and extent to which the fair value of the security has been less than cost; financial condition of the issuer; the near term prospects for recovery of the fair value of a security; discounted estimated future cash flows; and the intent and ability of the Company to hold the security to allow for an anticipated recovery in value. Impairments that are considered other-than-temporary are included in net realized capital losses. Valuation methods for the various types of investments held are as follows:

Bonds—Bonds are stated principally at amortized cost with bond premiums and discounts amortized using the scientific interest method. Those bonds which are rated 6 by the NAIC are reported at the lower of amortized cost or fair value. Mortgage-backed bonds are carried at amortized cost using the interest method considering anticipated prepayments at the date of purchase. Significant changes in future anticipated cash flows from the original purchase assumptions are accounted for using the retrospective or prospective adjustment method utilizing the Public Securities Association standard prepayment rates.

The Company does not own loan-backed securities purchased prior to January 1, 1994. Prepayment assumptions for single class and multi-class mortgage-backed/asset-backed securities were obtained from issuers or broker dealers through information services or internal estimates and are consistent with current interest rates and the economic environment.

Preferred stocks—Preferred stocks are carried at fair value if impaired during the reporting period or carried at the lower of cost or fair value based on the rating assigned by the SVO.

Affiliated Mutual Funds:

Affiliated mutual funds are stated at estimated fair value, with unrealized appreciation or depreciation recorded net of applicable deferred taxes and included in surplus.

Investments in Subsidiaries:

Investments in subsidiaries are valued using the GAAP basis equity and consist of the Company’s investments in PAS and GBG. Undistributed earnings or losses of subsidiaries and unrealized appreciation and depreciation are reflected as unrealized capital gains or losses directly in surplus. Distributed dividends of subsidiaries are recorded in net investment income.

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The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The amortized cost basis and estimated fair value of bonds and the cost and estimated fair value of preferred stocks, investments in subsidiaries and affiliated mutual funds at December 31, 2010 and 2009 were as follows:

	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
December 31, 2010		Gains	(Losses)
		(In millions)
U.S. Government	$12	$1	$—	$13
Special Revenue	19	—	—	19
States, Territories & Possessions	8	—	—	8
Political Subdivisions	12	—	—	12
Hybrid	2	—	—	2
Industrial and Miscellaneous	1,679	92	(4)	1,767

Total Bonds	$1,732	$93	$(4)	$1,821

Preferred Stocks—Perpetual	$4	$—	$(1)	$3

Investment in Subsidiaries	$54	$3	$(38)	$19

	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
December 31, 2009		Gains	(Losses)
		(In millions)
U.S. Government	$12	$—	$(1)	$11
Special Revenue	18	—	—	18
States, Territories & Possessions	7	—	—	7
Industrial and Miscellaneous	1,740	74	(10)	1,804

Total Bonds	$1,777	$74	$(11)	$1,840

Preferred Stocks—Perpetual	$5	$—	$—	$5

Investment in Subsidiaries	$74	$2	$(36)	$40

Affiliated Mutual Funds	$24	$1	$(4)	$21

The Company invests in high quality securities that are diversified by asset class, issuer and industry. At December 31, 2010 approximately 1.7% of the portfolio is invested in securities issued or backed by the United States Government or its agencies. No other single issuer accounts for more than 1.0% of the portfolio at December 31, 2010.

The amortized cost and estimated fair value of bonds at December 31, 2010 by contractual maturity, is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations.

	2010
	Amortized Cost	Fair Value
	(In millions)
Due in one year or less	$158	$160
Due after one year through five years	1,251	1,324
Due after five years through ten years	192	201
Due after ten years	76	80
Sinking fund bonds, mortgage backed securities and asset backed securities	55	56

Total	$1,732	$1,821

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The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The net change in unrealized capital gains included in surplus for years ended December 31, 2010 and 2009 are summarized as follows:

	2010	2009
	(In millions)
Changes in net unrealized capital gains (losses) attributable to:
Affiliated mutual funds and investments in subsidiaries	$2	$23
Derivatives	(1)	(8)
Tax effect on unrealized capital gains	(1)	(2)

Total change in net unrealized capital gains, net of tax	$—	$13

Proceeds from sales of investments in bonds amounted to $64 million and $96 million in 2010 and 2009, respectively. Gross gains of $3 million and $1 million and gross losses of $1 million and $4 million were realized on sales of bonds in 2010 and 2009, respectively.

Proceeds from sales of investments in affiliated mutual funds amounted to $25 million and $8 million in 2010 and 2009 respectively. Gross gains of $1 million were realized in 2010 and gross losses of $1 million and $4 million were realized on sales of affiliated mutual funds in 2010 and 2009, respectively.

Proceeds from sales of investments in preferred stocks amounted to $2 million in 2010. Gross gains of $0.4 million were realized on sales of preferred stocks in 2010. There were no sales of preferred stocks in 2009.

Unrealized losses:

The Company’s investments’ gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, were as follows:

December 31, 2010	Less than 12 months		More than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
Special Revenue	$3	$—	$—	$—	$3	$—
States, Territories & Possessions	2	—	—	—	2	—
Hybrids	—	—	2	—	2	—
Industrial and Miscellaneous	136	(3)	9	(1)	145	(4)

Total Bonds	141	(3)	11	(1)	152	(4)
Preferred Stocks—Perpetual	3	(1)	—	—	3	(1)

Total Temporarily Impaired Securities	$144	$(4)	$11	$(1)	$155	$(5)

December 31, 2009	Less than 12 months		More than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
U.S. Government	$8	$(1)	$—	$—	$8	$(1)
Special Revenue	9	—	—	—	9	—
States, Territories & Possessions	5	—	—	—	5	—
Industrial and Miscellaneous	118	(2)	116	(8)	234	(10)

Total Bonds	140	(3)	116	(8)	256	(11)
Affiliated Mutual Funds	—	—	12	(4)	12	(4)

Total Temporarily Impaired Securities	$140	$(3)	$128	$(12)	$268	$(15)

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The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The Company’s investment portfolio includes individual securities that are in an unrealized loss position and have not been recognized as other-than-temporary impairments. There were eight securities in an unrealized loss position for greater than 12 months with a book value of $12 million and a fair value of $11 million as of December 31, 2010. There were fifty-six securities in an unrealized loss position for greater than 12 months with a book value of $140 million and a fair value of $128 million as of December 31, 2009.

In reaching the conclusion that these impairments are not other-than-temporary, management considered many factors including: duration and severity of impairment, discounted cash flows, investment sector stability, and credit worthiness, financial condition of issuer and intent and ability to hold to allow for recovery in value.

Sub-prime credit exposure:

The Company continually monitors its investment portfolios for performance, credit issues and risk exposures. By using a variety of measurements and credit analysis derived from both internal and external sources, the Company tracks the risk exposure the portfolios have to market events such as the credit deterioration in the sub-prime and other below sub-prime mortgage market. Sub-prime investments can include high loan to value pools and pools where the borrowers have very impaired credit but the average loan to value is low. The Company has minimal exposure and recorded no impairments in 2010 or 2009, on its sub-prime or other below prime mortgage-backed security holdings. The Company does not hold investments in collateralized debt obligations (CDOs), collateralized loan obligations (CLOs) and does not hold any asset-backed securities (ABS) with sub-prime exposure and other below sub-prime mortgage exposure as of December 31, 2010.

Investment in Subsidiaries:

GIAC’s investment in PAS is valued using GAAP basis equity in PAS underlying net assets. There were no dividends received from PAS in 2010 or 2009.

Selected financial information for PAS, the Company’s significant subsidiary at December 31, is highlighted below:

	2010	2009
	(In millions)
PAS
Total assets	$32	$51
Total liabilities	16	13
Net (loss) gain	$(3)	$13

Net Investment Income:

Net investment income, including accrual of discount and amortization of premiums, arose from the following sources for the years ended December 31:

	2010	2009
	(In millions)
Bonds	$89	$93
Affiliated mutual funds	3	2
Policy loans	6	6
Other	1	1

Total gross investment income	99	102
Less: investment expenses	(3)	(4)

Net investment income	$96	$98

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The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Net Realized Capital Losses from Investments:

Net realized losses from investments were derived from the following sources for the years ended December 31:

	2010	2009
	(In millions)
Bonds	$4	$(3)
Preferred Stocks	—	(1)
Investments in subsidiaries and affiliated mutual funds	—	(4)
Derivatives and other	(27)	(25)

Total net realized capital losses	(23)	(33)
Transfer (from) to IMR	(2)	1
Capital losses tax benefit	—	(6)

Net realized capital losses, net of tax and transfers (from) to IMR	$(25)	$(26)

Realized losses included $2 million for the year ended December 31, 2009, of pre-tax impairments for declines in fair value of investments that were considered to be other-than-temporary. These impairments were all credit related. No such losses were realized in 2010.

Derivative Financial Instruments:

The Company offers certain variable annuity products with Guaranteed Minimum Withdrawal Benefit (“GMWB”). In order to minimize the volatility associated with the GMWB, the Company has established a hedge strategy to manage this risk. The Company uses Standard and Poors (“S&P”) 500 and U.S. Treasury futures contracts, which are exchange traded, to hedge market fluctuations of the Company’s GMWB product. Margin payments are required to enter a futures contract and contract gains or losses are settled daily in cash. The contract amount of futures contracts represents the extent of the Company’s involvement, but not future cash requirement, as open positions are typically closed out prior to the delivery date of the contract. These contracts have a notional amount of $0.3 million and $0.2 million as of December 31, 2010 and 2009, respectively. The carrying amounts of these contracts are $0 million on these dates as the contracts are settled daily through a margin account as stated above.

Restricted Assets and Special Deposits:

Assets of $4 million at December 31, 2010 and 2009, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. These amounts are included in “Bonds” in the Statutory Basis Balance Sheets.

Repurchase Agreements:

The Company periodically enters into repurchase agreements whereby securities will be resold at a specified date and price. Assets of $15 million are included in the Statutory Basis Balance Sheets as “Cash, cash equivalents and short-term investments” as of December 31, 2010, and are subject to repurchase. There were no repurchase agreements outstanding as of December 31, 2009. The repurchase agreements had interest rates of 0.13% as of December 31, 2010 and matured on January 3, 2011. The Company’s policy requires a minimum of 102% of the fair value of the borrowed securities as collateral, calculated on a daily basis, in the form of either cash or securities. The collateral consists of one Federal Home Loan Bank Security with a par value of $14.8 million, a fair value (with accrued interest) of $15.3 million, and a coupon rate of 3.6%.

Information About Financial Instruments with off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk:

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. Because exchange-traded futures are processed through a regulated exchange and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

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The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The Company is required to establish collateral for any futures contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently uses U.S. Treasury Bonds to satisfy this collateral requirement.

The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. The Company’s financial instruments with off-balance sheet risk as December 31, 2010 and 2009 were $9 million and $5 million, respectively.

NOTE D—FAIR VALUE OF FINANCIAL INSTRUMENTS

Effective for December 31, 2010 statutory accounting guidance adopted new reporting requirements around fair value measurements and the reporting of fair values. These new requirements are based on the fair value measurement and reporting requirements established in GAAP accounting guidance. The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions based on internally developed data in the absence of observable market information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1—inputs are quoted market prices available in active markets for identical assets or liabilities on the reporting date. Assets in this category include affiliated mutual funds and actively traded registered mutual funds whether held directly by the general account of the Company or by a separate account sponsored by the Company.

Level 2—inputs are quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model derived valuations whose inputs are observable or whose significant value drivers are observable. These types of instruments include affiliated mutual funds, preferred stocks and certain investments in registered mutual funds in which the fund holds instruments that are not actively traded and investments in non-registered collective investment funds.

Level 3—inputs are unobservable where there is little or no market activity for the asset or liability and the Company makes estimates and assumptions based on internally derived information. Instruments held in this category include fixed maturity instruments.

The estimated fair values presented have been determined using available information and valuation methodologies. The estimated fair value for financial instruments held by the Company was determined by management after considering the following sources of information: quoted market price, third party pricing vendors, independent broker quotations, or internal pricing models. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such amounts are management’s estimate of the value that would be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies from period to period based on available information and market conditions could have a material effect on the estimated fair values.

Bonds, Preferred Stocks and Affiliated Mutual Funds:

Estimated fair values for bonds and preferred stocks are based on values provided by a third party pricing vendor using primarily observable market inputs. Observable inputs include benchmark yields, reported trades, market dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.

Preferred stocks are carried at fair value if impaired during the reporting period or carried at the lower of cost or fair value based on the rating assigned by the SVO. At December 31, 2010, no bonds or preferred stocks were carried at fair value.

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The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Estimated fair value for affiliated mutual funds is determined using a quoted market price where available. When the Company cannot obtain a quoted market price directly, it relies on values provided by a third party pricing vendor, or values determined by estimates and assumptions based on internally derived information. The pricing vendor values these securities using observable market inputs, including reported trades, market dealer quotes, bids, offers and reference data. The fair value of affiliated mutual funds that was valued based on quoted market prices from an active market for that identical investment was $0.2 million at December 31, 2010. No affiliated mutual funds were valued based on quotes from third party pricing vendors for identical or similar investments in markets that are not active, nor were any fair values determined by using estimates and assumptions based on internally derived information.

Separate Account Assets and Liabilities:

The Company sponsors separate accounts that support certain products’ variable and group annuity and life insurance products that it sells. The assets that the separate accounts hold are reported at their fair value on the Company’s balance sheet. The separate accounts invest in various registered mutual funds and non-registered collective investments funds managed by RS investments and unaffiliated third parties. The fair value of these investments is based upon the reported net asset values (“NAVs”) as provided by the fund manager.

At December 31, 2010, registered mutual funds investments of $7,384 million were valued using quoted market prices available in active markets for identical assets. At December 31, 2010, non-registered collective investment funds investments of $700 million were valued based upon the reported net asset values as provided by the fund manager as they had no redemption restrictions or fees associated with them and they are open to new investors. There were no significant amounts of other types of investments held in the separate accounts as of December 31, 2010, where fair values were determined by using estimates and assumptions based on internally derived information.

December 31, 2010	Level 1	Level 2	Level 3	Total Fair Value	Carrying Amount
	(In millions)
Assets at Fair Value
Separate Accounts Assets	$7,384	$700	$—	$8,084	$8,084

Total Assets at Fair Value	$7,384	$700	$—	$8,084	$8,084

There were no significant transfers into or out of level 1 and 2 during 2010.

December 31, 2009	Level 1	Level 2	Level 3	Total Fair Value	Carrying Amount
	(In millions)
Assets at Fair Value
Impaired Bonds	$—	$—	$2	$2	$2
Impaired Preferred Stocks	—	1	—	1	1
Affiliated Mutual Funds	20	1	—	21	21
Separate Accounts Assets	6,490	504	—	6,994	6,994

Total Assets at Fair Value	$6,510	$506	$2	$7,018	$7,018

B-79

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The following tables summarize changes to the Company’s investments carried at fair value using significant unobservable inputs (Level 3) for the years ending December 31, 2010 and 2009:

December 31, 2010	Bonds	Separate Accounts	Total
(In Millions)
Fair Value, beginning of period	$2	$—	$2
Total gains or (losses) (realized or unrealized):
Included in net income	—	—	—
Included in surplus	—	—	—
Purchases, sales, issuances and settlements:			—
Purchases	—	—	—
Sales	—	—	—
Issuances	—	—	—
Settlements	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	(2)	—	(2)

Fair Value, end of period	$—	$—	$—

There were no bond impairments in 2010.

December 31, 2009	Bonds	Separate Accounts	Total
	(In Millions)
Fair Value, beginning of period	$—	$12	$12
Total gains or (losses) (realized or unrealized):
Included in net income	—	—	—
Included in surplus	—	—	—
Purchases, sales, issuances and settlements:			—
Purchases	—	—	—
Sales	—	—	—
Issuances	—	—	—
Settlements	—	—	—
Transfers into Level 3	2	—	2
Transfers out of Level 3	—	(12)	(12)

Fair Value, end of period	$2	$—	$2

B-80

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

NOTE E—PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Gross deferred and uncollected insurance premiums represent premiums due to be received from policyowners through the next policy anniversary date. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest. Deferred and uncollected premiums at December 31, 2010 and 2009 were as follows:

	2010
Type	Gross	Net of Loading
	(In millions)
Ordinary new business	$6	$6
Ordinary renewal	13	13
Group life renewal	1	1

	2009
Type	Gross	Net of Loading
	(In millions)
Ordinary new business	$22	$22
Ordinary renewal	13	13
Group life renewal	1	1

NOTE F—INCOME TAXES

Consolidated Federal Income Tax Return:

The Company’s federal income tax return is consolidated with the following entities:

•	The Guardian Life Insurance Company of America, Inc.

•	Park Avenue Life Insurance Company,

•	Sentinel American Life Insurance Company,

•	Family Service Life Insurance Company,

•	Managed Dental Care of California,

•	Managed DentalGuard of Texas,

•	Managed DentalGuard of New Jersey,

•	Innovative Underwriters Inc.,

•	Guardian Trust Company,

•	Berkshire Life Insurance Company of America

•	First Commonwealth, Inc. and its subsidiaries, and

•	American Financial Systems, Inc.

The Company is included in a consolidated federal income tax return with its parent company, The Guardian. The Company has a written agreement, approved by the Company’s Board of Directors, which sets forth the manner in which the total combined federal income tax is allocated to each entity which is a party to the consolidation. Pursuant to this agreement, the Company has the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur, or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

The Internal Revenue Code limits the amount of non-life insurance losses that may offset life insurance company taxable income. The consolidated income tax liability is allocated among the members of the group pursuant to a tax allocation agreement. In accordance with the tax allocation agreement, each qualifying member of the group computes its tax provision and liability on a separate return basis, but may, where applicable, recognize benefits of net operating

B-81

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

losses and capital losses utilized in the consolidated group. Subsidiary tax liabilities/benefits are settled subsequent to the filing of the federal income tax return.

The Components of the net deferred tax asset at December 31, 2010 and 2009 were as follows:

Description	12/31/2010			12/31/2009			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In millions)
Gross deferred tax assets	$35	$8	$43	$33	$11	$44	$2	$(3)	$(1)
Valuation allowance	—	—	—	—	—	—	—	—	—

Adjusted deferred tax assets	35	8	43	33	11	44	2	(3)	(1)
(admitted and non-admitted)
Total of all deferred tax liabilities	20	—	20	12	—	12	8	—	8

Adjusted net deferred tax asset	15	8	23	21	11	32	(6)	(3)	(9)
Total of all adjusted deferred tax assets non-admitted in accordance with SSAP 10, Income Taxes	10	8	18	17	11	28	(7)	(3)	(10)

Admitted deferred tax asset	$5	$—	$5	$4	$—	$4	$1	$—	$1

B-82

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Results by tax character of paragraph 10a, 10b and 10c	12/31/2010			12/31/2009			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In millions)
• 10(a): Deferred tax assets reversing in one year, to the extent available for carryback	$—	$—	$—	$—	$—	$—	$—	$—	$—
• 10(b): Remaining one year reversal of deferred tax assets, to the extent of 10% of surplus	5	—	5	4	—	4	1	—	1
• 10(c): Remaining gross deferred tax assets, limited to deferred tax liabilities	20	—	20	12	—	12	8	—	8

Total	$25	$—	$25	$16	$—	$16	$9	$—	$9

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. A valuation allowance is recorded to reduce any portion of the deferred tax asset that is expected to be more likely than not to be realized. The Company’s management has concluded that the deferred income tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

The Company did not elect to admit deferred tax assets pursuant to paragraph 10e under SSAP10R during 2010 or 2009.

Current Tax and Change in Deferred Tax:

Current income taxes incurred consist of the following major components at December 31, 2010 and 2009.

Description	2010	2009
	(In millions)
Current operations income tax (benefit)/expense	$(18)	$1
Prior year (overaccrual)/underaccrual	(11)	—
Contingent tax	(13)	(1)
Prior year refund	(3)

Current operations income tax benefit	(45)	—
Current capital losses income tax benefit	—	(4)
Prior year underaccrual/(overaccrual)	—	(2)

Current capital losses income tax benefit	—	(6)

Total current income tax benefit	$(45)	$(6)

B-83

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

At December 31, 2010, the Company recorded a current income tax receivable of $13 million and at December 31, 2009 a current income tax payable of $8 million, which are included in “Income tax receivable” and “Income tax payable”, respectively, in the Statutory Basis Balance Sheets.

The significant components of gross deferred tax assets (“DTAs”) and liabilities (“DTLs”) at December 31, 2010 and 2009 were as follows:

	2010	2009	Change	Character
	(In millions)
DTA’s Resulting from Book/Tax Differences In:
Reserves	$18	$16	$2	Ordinary
Proxy tax deferred acquisition cost (DAC)	16	17	(1)	Ordinary
AG 38 Reserve	1	—	1	Ordinary
Capital loss related to RIC liquidation	1	1	—	Capital
Unrealized loss on investments	6	7	(1)	Capital
Impaired securities	1	3	(2)	Capital

Total adjusted gross DTA’s	$43	$44	$(1)

DTA’s non-admitted	$18	$28	$(10)

DTLs Resulting from Book/Tax Differences In:
Market discount	$2	$2	$—	Ordinary
Reserves	18	10	8	Ordinary

Total DTL’s	$20	$12	$8

The change in net deferred income taxes is comprised of the following:

	2010	2009	Change
Total deferred tax assets	$43	$44	$(1)
Total deferred tax liabilities	20	12	8

Net deferred tax assets	$23	$32	(9)

Tax effect of unrealized gain			1

Change in net deferred income tax expense			$(8)

Contingent Tax Liabilities:

As of December 31, 2010, the Company had $4 million of unrecognized tax benefits and related interest expense, if recognized, all of which would affect the Company’s annual effective tax rate. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense. For the years ending December 31, 2010 and 2009, the Company recognized approximately ($1) million and $1 million in interest and penalties. The Company has approximately $1 million and $2 million accrued for payment of interest and penalties at December 31, 2010 and 2009, respectively.

The Company files U.S. federal income tax returns along with various state and local income tax returns. The IRS is currently reviewing the Company’s U.S. income tax returns for the tax years 2006 through 2008.

B-84

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Changes in the amount of contingent tax liabilities for the years ended December 31 were as follows:

	2010	2009
	(In millions)
Balance, January 1	$15	$17
Additions for tax positions of the current year	1	1
Reductions for tax positions of prior years for:
Changes in judgement	—	(3)
Settlements during the period	(12)	—

Balance, December 31	$4	$15

Reconciliation of Federal Income Tax Rate to Actual Effective Rate:

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant book to tax adjustments causing this difference is the following:

	2010	Effective Tax Rate
	(In millions)
Provision calculated at statutory rate	$(10)	35%
Interest maintenance reserve	1	(4%)
Dividends received deduction	(8)	28%
AG 38 reserves	(1)	4%
Prior year refund	(3)	11%
Other, net	1	(4%)

Subtotal	(20)	70%
Contingent taxes	(13)	45%
Foreign tax credit	(1)	4%
Return to provision	(3)	11%

Total	$(37)	130%

Total current income tax benefit	$(45)	158%
Change in net deferred income taxes expense	8	(28%)

Total statutory income tax benefit	$(37)	130%

Operating Loss and Tax Credit Carryforwards:

At December 31, 2010 or 2009, the Company did not have any unused operating loss carryforwards to offset against future taxable income.

At December 31, 2010, the Company has $4 million in unused capital loss carryforwards which will expire in 2014.

The following are income taxes incurred in the current and prior years that are available for recoupment in the event of future net losses:

Year	Ordinary	Capital	Total
(In millions)
2010	$—	$—	$—
2009	—	—	—
2008	—	—	—

Total	$—	$—	$—

B-85

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The availability of tax-planning strategies resulted in an increase of the Company’s adjusted gross DTA and net admitted deferred tax assets by approximately 0% for tax purposes.

NOTE G—REINSURANCE CEDED

The Company enters into coinsurance, modified coinsurance and yearly renewable term agreements with affiliated companies and outside parties to provide for reinsurance of selected variable annuity contracts and group life and individual life policies. Under the terms of the modified coinsurance agreements, reserves related to the reinsured business and corresponding assets are held by the Company. Accordingly, policy reserves include $383 million and $350 million at December 31, 2010 and 2009, respectively, applicable to policies reinsured under modified coinsurance agreements. The reinsurance contracts do not relieve the Company of its primary obligation for policyowner benefits. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, the Company evaluates the financial condition of its reinsurers in order to minimize its exposure to losses from reinsurer insolvencies.

The effect of these reinsurance cession agreements on the components of the Company’s income from operations in the accompanying statutory statements of operations were as follows:

	2010	2009
	(In millions)
Premiums and annuity considerations	$(69)	$(87)
Commissions and other expenses	15	20
Reserve adjustments on reinsurance ceded and other income	(11)	(3)

Total Revenues	(65)	(70)

Policyholder and contract benefits	(46)	(51)
Increase in aggregate reserves	1	(22)
General insurance expenses	—	(1)

Total expenses	(45)	(74)

Net (loss) gain on operations from reinsurance ceded	$(20)	$4

NOTE H—RELATED PARTY TRANSACTIONS

General Operating Expense Agreement:

The Company is billed by The Guardian for all compensation and related employee benefits for those employees of The Guardian who are engaged in the Company’s business and for the Company’s use of The Guardian’s centralized services and agency force. The amounts charged for these services amounted to $115 million and $110 million in 2010 and 2009, respectively, which is in “General insurance expenses” in the Statutory Basis Statements of Operations, of which $13 million are included in “Due to parent and affiliates” in the Statutory Basis Balance Sheets at December 31, 2010 and 2009, respectively.

Investments:

A significant portion of the Company’s separate account assets is invested in affiliated mutual funds that are advised by RS Investments and sub advised by GIS (see Note A). Each of these funds has an investment advisory agreement with RS Investments. Separate account assets under management invested in affiliated mutual funds amounted to $2,860 million and $2,682 million as of December 31, 2010 and 2009, respectively.

The Company also maintains investments in affiliated mutual funds. These investments amounted to $0.2 million and $21 million at December 31, 2010 and 2009, respectively.

During 2010, the Company bought $1 million of shares in RS mutual funds. By the end of 2010, the Company sold most of the shares in the RS mutual funds for $25 million, resulting in a net realized loss of $0.4 million.

B-86

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

In 2008, The Company recorded an additional paid-in and contributed surplus from The Guardian of $22 million. The Company also recorded a $22 million capital contribution to PAS, which is included in “Due to parents and affiliates” in the Statutory Basis Balance Sheets at December 31, 2008. Both of these transactions settled in 2009 and there was no additional paid in capital recorded in 2009.

In January 2010, the Company received $20 million from PAS which was recorded as a return of capital. Subsequent to the receipt, these funds were transferred to The Guardian as a return of capital.

Administrative Services Agreement:

The Company has administrative services agreement with GIS and RS that provide for fee income to GIAC calculated based on the monthly/quarterly average assets of the affiliated mutual funds’ participation within GIAC’s variable insurance products separate accounts. For the years ended December 31, 2010 and 2009, such fee income amounted to $3 million, which is reflected in “Service fees” in the Statutory Basis Statements of Operations, of which $1 million are receivables and are included in “Due to parent and affiliates” in the Statutory Basis Balance Sheets at December 31, 2010 and 2009, respectively.

Reimbursement Agreement:

Effective March 1, 2010, the Company entered into a reimbursement agreement with GIS whereby GIS provides for administrative and distribution services to the RS International Growth Fund and RS Emerging Markets Fund (the “Funds”), whose sole investment sub-advisor is GBG (see Note A). For each year during which the Company receives a dividend from GBG, GIAC will reimburse GIS for dividends attributable to shares of the Funds that are not offered through the separate accounts and for which GIAC does not provide administrative services. The amount of such reimbursement will be calculated based on the average daily net assets of the Funds for the periods during which earnings have been accumulated that support the payment of such dividend or dividends. For the year ended December 31, 2010, the dividends received by the Company from GBG amounted to $3 million, which is included in “Net investment income” of which the Company reimbursed GIS $2 million, which is included in “Commissions and other expenses” in the Statutory Basis Statements of Operations.

Settlement of Intercompany Transactions:

In accordance with NAIC SAP, all transactions between related parties are required to have a written agreement that provides for a timely settlement of amounts owed, including a specific due date. Amounts over ninety days due are to be non-admitted along with any uncollected receivable from a related party that is not part of a written agreement. The Company has determined that written agreements are in place for all intercompany transactions and that these written agreements contain specific due dates. As of December 31, 2010, no intercompany receivable due to the Company is over ninety days past due.

NOTE I—SEPARATE ACCOUNTS

General Nature and Characteristics of Separate Account Business:

Separate and variable accounts held by the Company represent primarily funds for which there are no guarantees. The assets of the Company are carried at book value which approximates fair value.

In accordance with the products/transactions recorded within the separate accounts, all assets are considered legally insulated from the general account. The legal insulation of the separate accounts assets prevents such assets from being generally available to satisfy claims resulting from the general account.

As of December 31, 2010 and 2009, the Company’s separate accounts statement includes legally insulated assets of $8,084 million and $6,994 million, respectively.

In accordance with the products/transaction recorded within the separate accounts, some separate accounts liabilities are guaranteed by the general account.

B-87

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

As of December 31, 2010, the general account of the Company had a maximum guarantee for separate accounts liabilities of $250 million. To compensate the general account for the risk taken, the separate accounts have paid risk charges of $119 million for the year ending December 31, 2010.

For the year ended December 31, 2010, the general account of the Company had paid $0.03 million towards separate accounts guarantees.

The Company does not engage in securities lending transactions within the separate accounts.

Information regarding the separate accounts of the Company for December 31, 2010 and 2009 were as follows:

December 31, 2010	Guarantee less than/equal to 4%	Non- Guaranteed Separate Accounts	Total
	(In millions)
Premium, considerations or deposits for the year ended:
2010	$—	$1,173	$1,173

Reserves by valuation basis and withdrawal characteristics:
Market value	$—	$7,917	$7,917
Market value/not subject to discretionary withdrawals	—	18	18

Total reserves for separate accounts	—	7,935	7,935

Charges for investment management administration and contract guarantees	—	19	19
Accrued expense allowances	—	128	128

Total separate account liabilities	$—	$8,082	$8,082

December 31, 2009	Non indexed Guarantee less than/equal to 4%	Non- Guaranteed Separate Accounts	Total
	(In millions)
Premium, considerations or deposits for the year ended:
2009	$—	$1,172	$1,172

Reserves by valuation basis and withdrawal characteristics:
Market value	$—	$6,840	$6,840
Market value/not subject to discretionary withdrawals	—	18	18

Total reserves for separate accounts	—	6,858	6,858

Charges for investment management administration and contract guarantees	—	16	16
Accrued expense allowances	—	118	118

Total separate account liabilities	$—	$6,992	$6,992

B-88

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The following represents a reconciliation of net transfers from the Company to the separate accounts. Transfers are reported in the Summary of Operations of the Separate Account Annual Statement:

	2010	2009
	(In millions)
Transfers to separate accounts:
Nonindexed guarantee less than/equal to 4%	$—	$—
Non guaranteed separate accounts	1,173	1,172
Transfers from separate accounts:
Nonindexed guarantee less than/equal to 4%	—	—
Non guaranteed separate accounts	(1,192)	(1,036)

Net transfers (from) to separate accounts	(19)	136

Reconciling Adjustments:
Mortality and expense guarantees—variable	88	71
Administrative fees—variable annuity	25	16
Cost of insurance	21	22

Total adjustments	134	109

Net transfers to separate accounts as reported in the statutory basis statements of operations of the Company	$115	$245

NOTE J—ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity actuarial reserves and deposit type contract funds and other liabilities without life or disability contingencies as of December 31, 2010 and 2009 were as follows:

December 31, 2010	Amount	Percentage of Total
	(In millions)
Subjected to discretionary withdrawal:
With market value adjustment	$70	0.77%
At book value less current surrender charge of 5% or more	217	2.39%
At fair value	7,434	81.74%

Total with adjustment or at market value	7,721	84.90%
At book value without adjustment (minimal or no charge or adjustment)	1,071	11.77%
Not subjected to discretionary withdrawal	303	3.33%

Total (gross)	9,095	100.00%
Reinsurance ceded	—	0.00%

Total (net)	$9,095	100.00%

B-89

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

December 31, 2009	Amount	Percentage of Total
	(In millions)
Subjected to discretionary withdrawal:
With market value adjustment	$69	0.85%
At book value less current surrender charge of 5% or more	245	3.03%
At fair value	6,390	79.02%

Total with adjustment or at market value	6,704	82.90%
At book value without adjustment (minimal or no charge or adjustment)	1,073	13.27%
Not subjected to discretionary withdrawal	310	3.83%

Total (gross)	8,087	100.00%
Reinsurance ceded	—	0.00%

Total (net)	$8,087	100.00%

NOTE K—LITIGATION

The Company is engaged in various legal actions arising out of its insurance and investment operations. In the opinion of management, any losses together with the ultimate liability resulting from such actions would not have a material adverse effect on the financial position or cash flows of the Company.

NOTE L—STATUTORY FINANCIAL INFORMATION

Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance.

Under the Delaware Insurance Law, the maximum amounts of distributions which can be made to the Company’s parent in any given year, without prior approval by the Delaware Commissioner of Insurance, is equal to the greater of (i) 10% of the Company’s surplus as of December 31 of the preceding calendar year, or (ii) the net gain from operations for the preceding calendar year (excluding realized investment losses). Any dividends paid, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus also requires the prior approval of the Delaware Commissioner of Insurance. At December 31, 2010, the maximum amount of dividends the Company could pay The Guardian in 2011 without prior approval from the state insurance regulatory authorities was $24 million.

The following reconciles the statutory net income of the Company as reported to the regulatory authorities to consolidated GAAP net income:

	2010	2009
	(In millions)
Statutory net income	$16	$10
Adjustments to reconcile to GAAP:
Net (loss) income of subsidiaries	(3)	13
Change in deferred policy acquisition costs	47	30
Future policy benefits	(7)	(20)
Reinsurance	(8)	4
Deferred federal income tax expense	(20)	(9)
Transfer from (to) interest maintenance reserve	2	(1)
Amortization of interest maintenance reserve	1	2

Consolidated GAAP net income	$28	$29

B-90

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The following reconciles the statutory capital and surplus of the Company as reported to the regulatory authorities to consolidated GAAP stockholder’s equity:

	2010	2009
	(In millions)
Statutory capital and surplus	$241	$236
Add (deduct) cumulative effect of adjustments:
Deferred policy acquisition costs	333	293
Elimination of asset valuation reserve	15	22
Future policy benefits	64	59
Establishment of additional deferred federal income taxes	(98)	(69)
Unrealized gains on investments	88	64
Separate account allowances	(128)	(118)
Other liabilities	(48)	(41)
Other, net	—	(1)

Consolidated GAAP stockholder’s equity	$467	$445

NOTE M—SUBSEQUENT EVENTS

The Company considers events occurring after the balance sheet date but prior to the issuance of the financial statements to be subsequent events requiring disclosure. There were no subsequent events for the year ended December 31, 2010.

B-91

The Guardian Insurance & Annuity Company, Inc.

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2010

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

SCHEDULE 1—SELECTED FINANCIAL DATA

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

	2010	Annual Statement References
Investment Income Earned		Exhibit of Net Investment Income
U.S. Government bonds	$416,056
Bonds exempt from U.S. tax	—
Other bonds (unaffiliated)	89,064,209
Bonds of affiliates	—
Preferred stocks (unaffiliated)	301,984
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	108,515
Common stocks of affiliates	2,960,036
Mortgage loans	—
Real estate	—
Contract loans	6,261,078
Cash, cash equivalents and short-term investments	107,531
Derivative instruments	—
Other invested assets	—
Aggregate write-ins for investment income	(5,401)

Total gross investment income	$99,214,008

Real Estate Owned—Statement Value	—	Schedule A

Mortgage Loans—Book Value:
Farm mortgages	$—	Schedule B
Residential mortgages	—
Commercial mortgages	—

Total mortgage loans	$—

Mortgage Loans by Standing—Book Value:
Good standing	$—	Schedule B
Interest overdue more than 3 months, not in foreclosure	—
Foreclosure in process	—

Total mortgage loans	$—

Other Long Term Invested Assets—Statement Value	15,949,124	Schedule BA, Part 1
Bonds and Stocks of Parents, Subsidiaries and Affiliates—Book Value	—	Schedule D, Summary by Country
Bonds	—
Preferred stocks	—
Common stocks	2,914,979

B-92

The Guardian Insurance & Annuity Company, Inc.

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2010

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

SCHEDULE 1—SELECTED FINANCIAL DATA

	2010	Annual Statement References
Bonds and Short Term Investments by Class & Maturity		Schedule D, Part 1A, Sec. 1
Bonds by Maturity—Statement Value
Due within one year or less	$237,272,383
Over 1 year through 5 years	1,280,992,208
Over 5 years through 10 years	200,745,263
Over 10 years through 20 years	31,330,542
Over 20 years	45,637,075

Total by Maturity	$1,795,977,471

Bonds by Class—Statement Value
Class 1	$937,782,194
Class 2	812,469,277
Class 3	39,809,962
Class 4	4,807,364
Class 5	1,108,524
Class 6	150

Total by Class	$1,795,977,471

Total Bonds Publicly Traded	1,558,665,122
Total Bonds Privately Placed	237,312,349
Preferred Stocks—Fair Value	3,010,880	Schedule D, Part 2, Sec. 1
Common Stocks—Fair Value	3,103,811	Schedule D, Part 2, Sec. 2
Short Term Investments—Book Value	3,199,194	Schedule DA, Part 1
Financial Options Owned—Statement Value	—	Schedule DB, Part A, Sec. 1
Financial Options Written and In Force—Statement Value	—	Schedule DB, Part A, Sec. 2
Financial Futures Contracts Open—Current Price	(73,889,445)	Schedule DB, Part B, Sec. 1
Cash on Deposit	(13,503,679)	Schedule E—Part 1

Life Insurance In Force		Exhibit of Life Insurance
Industrial	—
Ordinary	896,699,000
Credit Life	—
Group Life	39,016,000

Amount of Accidental Death Insurance In Force under Ordinary Policies	27,951,000	Exhibit of Life Insurance
Life Insurance Policies with Disability Provisions In Force		Exhibit of Life Insurance
Industrial	—
Ordinary	1,624,571,000
Credit Life	—
Group Life	370,602,000

B-93

The Guardian Insurance & Annuity Company, Inc.

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2010

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

SCHEDULE 1—SELECTED FINANCIAL DATA

	2010	Annual Statement References
Supplementary Contracts in Force		Exhibit of Number of Policies, Contracts Certificates, Income payable and Account Values In Force for Supplementary Contracts, Annuities, A& H and Other
Ordinary—Not Involving Life Contingencies
Amount on Deposit	—
Income Payable	—
Ordinary—Involving Life Contingencies
Income Payable	—
Group—Not Involving Life Contingencies
Amount on Deposit	—
Income Payable	—
Group—Involving Life Contingencies
Income Payable	—

Annuities—Ordinary		Exhibit of Number of Policies, Contracts Certificates, Income payable and Account Values In Force for Supplementary Contracts, Annuities, A& H and Other
Immediate—Amount of Income Payable
Deferred—Fully Paid Account Balance	6,441,970,502
Deferred—Not Fully Paid—Account Balance	6,441,970,502

Annuities—Group		Exhibit of Number of Policies, Contracts Certificates, Income payable and Account Values In Force for Supplementary Contracts, Annuities, A& H and Other
Amount of Income Payable	—
Fully Paid Account Balance	—
Not Fully Paid—Account Balance	2,022,767,854

Accident and Health Insurance—Premiums In Force
Ordinary	—
Group	—
Credit	—

Deposit Funds and Dividend Accumulations		Exhibit of Number of Policies, Contracts Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other
Deposit Funds—Account Balance	151,368,348
Dividend Accumulations—Account Balance	—

B-94

The Guardian Insurance & Annuity Company, Inc.

INVESTMENTS OF REPORTING ENTITIES—APPENDIX A-001 AS OF DECEMBER 31, 2010

Section 2. Investment Risk Interrogatories

Answer the following interrogatories by stating the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	State the reporting entity’s total admitted assets as reported on page two of the annual statement $1,988,354,778.

2.	State the ten largest exposures to a single issuer/borrower/investment.

	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a.	Kinder Morgan	Bonds	$18,199,911	0.9%
b.	Kraft Foods Inc.	Bonds	$17,158,980	0.9%
c.	Boeing Corp.	Bonds	$16,077,341	0.8%
d.	Park Avenue Securities	Other Invested Asset	$15,949,122	0.8%
e.	Comcast Corp.	Bonds	$15,045,014	0.8%
f.	Bank of New York	Bonds	$14,219,438	0.7%
g.	XTO Energy Inc.	Bonds	$14,215,951	0.7%
h.	Anheuser-Busch Cos. Inc.	Bonds	$13,916,970	0.7%
i.	General Mills Inc.	Bonds	$13,473,234	0.7%
j.	PNC Funding Corp.	Bonds	$13,326,620	0.7%

3.	State the amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Amount	Percentage of Total Admitted Assets	Preferred Stocks	Amount	Percentage of Total Admitted Assets
NAIC-1	$937,782,194	47.2%	P/RP-1	$—	0.0%
NAIC-2	$812,469,277	40.9%	P/RP-2	$—	0.0%
NAIC-3	$39,809,962	2.0%	P/RP-3	$4,000,000	0.2%
NAIC-4	$4,807,364	0.2%	P/RP-4	$—	0.0%
NAIC-5	$1,108,524	0.1%	P/RP-5	$—	0.0%
NAIC-6	$150	0.0%	P/RP-6	$—	0.0%

4.	Assets held in foreign investments:

a.	Are assets held in foreign investments less than 2.5% of the entity’s total admitted assets? Yes { } No {X}

b. Total admitted assets held in foreign investments	$155,380,739	7.8%
c. Foreign-currency-denominated investments	$—	0.0%
d. Insurance liabilities denominated in that same foreign currency	$—	0.0%

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

Countries rated NAIC-1	$150,595,083	7.6%
Countries rated NAIC-2	$4,785,656	0.2%
Countries rated NAIC-3 or below	$—	0.0%

B-95

The Guardian Insurance & Annuity Company, Inc.

INVESTMENTS OF REPORTING ENTITIES—APPENDIX A-001 AS OF DECEMBER 31, 2010

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign rating:

Countries rated NAIC-1:
Country: United Kingdom	$56,518,933	2.8%
Country: Luxembourg	$25,024,322	1.3%
Countries rated NAIC-2:
Country: Panama	$3,256,244	0.2%
Country: Trinidad & Tobago	$1,529,412	0.1%
Countries rated NAIC-3 or below
Country:	$—	0.0%

7.	Aggregate unhedged foreign currency exposure:

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

i. Countries rated NAIC-1	$—	0.0%
ii. Countries rated NAIC-2	$—	0.0%
iii. Countries rated NAIC-3 or below:	$—	0.0%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign rating:

i. Countries rated NAIC-1:
Country:	$—	0.0%
Country:	$—	0.0%
ii. Countries rated NAIC-2:
Country:	$—	0.0%
Country:	$—	0.0%
iii. Countries rated NAIC-3 or below
Country:	$—	0.0%
Country:	$—	0.0%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	Issuer	NAIC Rating	3	4
1.	Diageo PLC	1FE	$12,363,079	0.6%
2.	Astrazeneca	1FE	$11,166,068	0.6%
3.	Electricite De France	1FE	$9,969,529	0.5%
4.	Arcelormittal	2FF	$9,466,972	0.5%
5.	Covidien Ltd.	1FE	$7,566,434	0.4%
6.	Vodafone Group	1FE	$7,045,175	0.4%
7.	Woodside Finance Ltd.	2FE	$6,997,223	0.4%
8.	BP PLC	1FE	$6,594,645	0.3%
9.	Crane Group Ltd.	2	$6,093,314	0.3%
10.	XL Capital Ltd.	2FE	$5,974,348	0.3%

B-96

The Guardian Insurance & Annuity Company, Inc.

INVESTMENTS OF REPORTING ENTITIES—APPENDIX A-001 AS OF DECEMBER 31, 2010

11.	State the amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure.

Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?    Yes  {  }     No  {X}

Total admitted assets held in Canada investments.	$58,939,005	3.0%

12.	State the aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions.

Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entities total admitted assets, detail not required?    Yes  {X}    No  {  }

13.	State the amounts and percentages of admitted assets held in the ten largest equity interests.

Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets, detail not required?    Yes  {X}    No  {  }

14.	State the amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated privately placed equities.

Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entities total admitted assets, detail not required?    Yes  {X}    No  {  }

15.	State the amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets, detail not required?    Yes  {X}    No  {  }

16.	State the amounts and percentages of the reporting entities total admitted assets held in mortgage loans:

Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets, detail not required?    Yes  {X}    No  {  }

17.	State the amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

Are assets held in real estate less than 2.5% of the reporting entity’s total admitted assets, detail not required?    Yes  {X}    No  {  }

18.	State the amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

Are assets held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets, detail not required?    Yes  {X}    No  {  }

B-97

The Guardian Insurance & Annuity Company, Inc.

INVESTMENTS OF REPORTING ENTITIES—APPENDIX A-001 AS OF DECEMBER 31, 2010

19.	State the amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Securities lending agreements (do not include assets held as collateral for such transactions)	$—	%	$—	$—	$—
b.	Repurchase agreements	$15,000,000	0.8%	$—	$15,000,000	$15,000,000
c.	Reverse repurchase agreements	$—	%	$—	$—	$—
d.	Dollar repurchase agreements	$—	%	$—	$—	$—
e.	Dollar reverse repurchase agreements	$—	%	$—	$—	$—

20.	State the amounts and percentages of the entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

	Owned		Written
a. Hedging	$—	%	$—	%
b. Income generation	$—	%	$—	%
c. Other	$—	%	$—	%

21.	State the amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Hedging	$—	%	$—	$—	$—
b.	Income generation	$—	%	$—	$—	$—
c.	Replications	$—	%	$—	$—	$—
d.	Other	$—	%	$—	$—	$—

22.	State the amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Hedging	$8,881,050	0.4%	$5,860,700	$14,853,400	$13,748,000
b.	Income generation	$—	%	$—	$—	$—
c.	Replications	$—	%	$—	$—	$—
d.	Other	$—	%	$—	$—	$—

B-98

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A-001 AS OF DECEMBER 31, 2010

Section 3.  Summary Investment Schedule

Investment Categories	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Bonds:
U.S. Treasury Securities	$11,854,459	0.62%	$11,854,459	0.62%
U.S. Government agency obligations (excluding mortgage-backed securities):
Issued by U.S. Government agencies	—	0.00%	—	0.00%
Issued by U.S. Government sponsored agencies	—	0.00%	—	0.00%
Non-U.S. Government (including Canada, excluding mortgage-backed securities):	—	0.00%	—	0.00%
Securities issued by states, territories and possessions and political subdivisions in the U.S.:
States, territories and possessions general obligations	8,505,288	0.45%	8,505,288	0.45%
Political subdivisions of states, territories and possessions and political subidivisions general obligations	11,776,139	0.62%	11,776,139	0.62%
Revenue and assessment obligations	17,336,727	0.91%	17,336,727	0.91%
Industrial development and similar obligations	—	0.00%	—	0.00%
Mortgage-backed securities (includes residential and commercial MBS):
Pass-through securities:
Issued or guaranteed by GNMA	17,191	0.00%	17,191	0.00%
Issued or guaranteed by FNMA and FHLMC	385,098	0.02%	385,098	0.02%
All other	—	0.00%	—	0.00%
CMOs and REMICs:
Issued or guaranteed by GNMA, FNMA, FHLMC or VA	136,632	0.01%	136,632	0.01%
Issued by non-U.S. Government issuers and collateralized by mortgage-backed securities issued or guaranteed by agencies as mentioned above	1,317,087	0.07%	1,317,087	0.07%
All other	28,840,038	1.51%	28,840,038	1.51%
Other debt and other fixed income securities (excluding short term):
Unaffiliated domestic securities (includes credit tenant loans and hybrid securities)	1,437,637,290	75.21%	1,437,637,290	75.21%
Unaffiliated non-U.S. securities (including Canada)	214,130,913	11.20%	214,130,913	11.20%
Affiliated securities	—	0.00%	—	0.00%

*	Gross Investment Holdings as valued in compliance with NAIC Accounting Practices & Procedures Manual

B-99

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A-001 AS OF DECEMBER 31, 2010

Section 3.  Summary Investment Schedule

Investment Categories	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Equity interests:
Investments in mutual funds	$—	0.00%	$—	0.00%
Preferred stocks:
Affiliated	—	0.00%	—	0.00%
Unaffiliated	4,000,000	0.21%	4,000,000	0.21%
Publicly traded equity securities (excluding preferred stocks):
Affiliated	—	0.00%	—	0.00%
Unaffiliated	188,832	0.01%	188,832	0.01%
Other equity securities:
Affiliated	2,914,979	0.15%	2,914,979	0.15%
Unaffiliated	—	0.00%	—	0.00%
Other equity interests including tangible personal property under lease:
Affiliated	—	0.00%	—	0.00%
Unaffiliated	—	0.00%	—	0.00%
Mortgage loans:
Construction and land development	—	0.00%	—	0.00%
Agricultural	—	0.00%	—	0.00%
Single family residential properties	—	0.00%	—	0.00%
Multifamily residential properties	—	0.00%	—	0.00%
Commercial loans	—	0.00%	—	0.00%
Real Estate Investments:
Property occupied by the Company	—	0.00%	—	0.00%
Property held for the production of income	—	0.00%	—	0.00%
Property held for sale	—	0.00%	—	0.00%
Contract Loans	105,722,198	5.53%	105,722,198	5.53%
Receivables for securities	177,923	0.01%	177,923	0.01%
Cash, cash equivalents and short term Investments	50,536,928	2.64%	50,536,928	2.64%
Other Invested Assets	15,949,124	0.83%	15,949,124	0.83%

Total Invested Assets	$1,911,426,846	100.00%	$1,911,426,846	100.00%

*	Gross Investment Holdings as valued in compliance with NAIC Accounting Practices & Procedures Manual

B-100

B-101

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

We have audited the accompanying statutory basis balance sheets of The Guardian Insurance & Annuity Company, Inc as of December 31, 2010 and 2009, and the related statutory basis statements of operations, of changes in surplus, and of cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note B to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between such practices and accounting principles generally accepted in the United States of America are material; they are described in Note B.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2010 and 2009, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note B.

Our audit was conducted for the purpose of forming an opinion on the basic statutory basis financial statements taken as a whole. The accompanying Schedule I—Selected Financial Data, Investment Risk Interrogatories, and Summary Investment Schedule of the Company as of December 31, 2010 and for the year then ended are presented for purposes of additional analysis and are not a required part of the basic statutory basis financial statements. The effects on the supplemental schedules of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the supplemental schedules do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2010 and for the year then ended. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the basic statutory basis financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic statutory basis financial statements taken as a whole.

March 10, 2011

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017

T: (646) 471 3000, F: (646) 471 8320, www.pwc.com/us

REPORT OF INDEPENDENT AUDITORS

Asset Builder

The Guardian Separate Account R

PART C. OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	The following financial statements have been incorporated by reference or are included in Part B:

(1)	The Guardian Separate Account R:

Statement of Assets and Liabilities as of December 31, 2010

Statement of Operations for the Year Ended December 31, 2010

Statements of Changes in Net Assets for the Years Ended December 31, 2010 and 2009

Notes to Financial Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(2)	The Guardian Insurance & Annuity Company, Inc.:

Statutory Basis Balance Sheets as of December 31, 2010 and 2009

Statutory Basis Statements of Operations for the Years Ended December 31, 2010 and 2009

Statutory Basis Statements of Changes in Surplus for the Years Ended December 31, 2010 and 2009

Statutory Basis Statements of Cash Flows for the Years Ended December 31, 2010 and 2009

Notes to Statutory Basis Financial Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(b)	Exhibits

Number	Description
1	Resolutions of the Board of Directors of The Guardian Insurance & Annuity Company, Inc. establishing Separate Account R(1)

2	Not Applicable

3	Underwriting and Distribution Contracts:

(a) Distribution and Service Agreement between The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services Corporation, as amended(1)

(b) Form of Broker-Dealer Supervisory and Service Agreement(1)

4	Specimen of Variable Annuity Contract(1)

5	Form of Application for Variable Annuity Contract(2)

6	(a) Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc. dated March 2, 1970, as amended August 29, 1986 and December 21, 1999(1)

(b) By-laws of The Guardian Insurance & Annuity Company, Inc(1)

7	Not Applicable

8	Amended and Restated Agreement for Services and Reimbursement Therefor, between The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc.(1)

9	Opinion of Counsel(2)

10	Consent of PricewaterhouseCoopers LLP(3)

11	Not Applicable

12	Not Applicable

13	Schedule for Computation of Performance Quotations(1)

14	Powers of Attorney executed by D. Scott Dolfi, Joseph A. Caruso, Robert E. Broatch and Margaret W. Skinner (4).

(1)	Incorporated by reference to the Registration Statement on Form N-4 (Reg. No. 333-109483) as initially filed on October 3, 2003.
(2)	Incorporated by reference to the Registration Statement on Form N-4 (Reg. No. 333-109483) as filed on December 22, 2003.
(3)	Filed herewith.
(4)	Incorporated by reference to the Registration Statement on Form N-4 (Reg. No. 333-109483) as filed on April 27, 2010.

Item 25.	Directors and Officers of the Depositor

The following is a list of directors and officers of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), the depositor of the Registrant. The principal business address of each director and officer is 7 Hanover Square, New York, New York 10004.

Name	Positions with GIAC
D. Scott Dolfi	Director & President
Joseph A. Caruso	Director & Senior Vice President & Associate Corporate Secretary
Robert E. Broatch	Director
Margaret W. Skinner	Director & Executive Vice President & Chief Distribution Officer
Thomas G. Sorell	Executive Vice President & Chief Investment Officer
Tracy L. Rich	Executive Vice President, General Counsel and Corporate Secretary
Richard T. Potter, Jr.	Senior Vice President & Counsel
Michael B. Cefole	Senior Vice President, Profit Center Officer, Retirement Solutions
Michael Slipowitz	Senior Vice President & Corporate Chief Actuary
Barry I. Belfer	Senior Vice President & Treasurer
John H. Walter	Vice President & Director of Finance
Bruce P. Chapin	Vice President, Corporate Tax
Gordon Bailey	Vice President & Chief Financial Officer
Douglas Dubitsky	Vice President, Product Management
James J. Consolati	Vice President, Retirement Services
Elizabeth Rogalin	Vice President & Chief Actuary, Retirement Solutions
Howard W. Chin	Managing Director
Robert J. Crimmins, Jr.	Managing Director
Thomas M. Donohue	Managing Director
Alexander M. Grant, Jr.	Managing Director
Jonathan C. Jankus	Managing Director
Howard G. Most	Managing Director
Robert A. Reale	Managing Director
Kevin Booth	Managing Director
Atanas H. Goranov	Managing Director & Derivatives Risk Officer
Leslie A. Barbi	Managing Director, Fixed Income Investments
Brian E. Keating	Managing Director, Private Placements
Linda Senker	Chief Compliance Officer

Item 26.	Persons Controlled by or under Common Control with Registrant

The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America (“Guardian Life”), the parent company of GIAC, the Registrant’s depositor, as of March 31, 2011. Those entities that are indented under another entity are subsidiaries of that entity and, therefore, indirect subsidiaries of Guardian Life.

The Guardian Insurance & Annuity Company, Inc.	Delaware	100%
Guardian Baillie Gifford Limited	Scotland	51%
Park Avenue Securities LLC	Delaware	100%
Guardian Investor Services LLC	Delaware	100%
RS Investment Management Co. LLC	Delaware	72.65%
Berkshire Life Insurance Company of America	Massachusetts	100%
Berkshire Acquisition LLC	Delaware	100%
Park Avenue Life Insurance Company	Delaware	100%
Family Service Life Insurance Company	Texas	100%
Sentinel American Life Insurance Company	Texas	100%
Managed Dental Care	California	100%
American Financial Systems, Inc.	Massachusetts	100%
Segurosevida.com, Inc.	Delaware	100%
SdeV.com	Delaware	100%
S de V com, S de RL de CV	Mexico	99	% (being dissolved)
AFS de Mexico Agente de Seguros, SA de CV	Mexico	99.99	% (being dissolved)
eMoney Advisor Holdings, LLC	Delaware	65%
eMoney Advisor, LLC	Delaware	65%
First Commonwealth, Inc.	Delaware	100%
First Commonwealth Limited Health Services Corporation	Illinois	100%
First Commonwealth Limited Health Services Corporation	Wisconsin	100%
First Commonwealth of Illinois, Inc.	Illinois	100%
First Commonwealth of Missouri, Inc.	Missouri	100%
First Commonwealth Limited Health Service Corporation of Michigan	Michigan	100%
First Commonwealth Insurance Company	Illinois	100%
Managed DentalGuard, Inc.	Ohio	100%
Managed DentalGuard, Inc.	New Jersey	100%
Managed DentalGuard, Inc.	Texas	100%
Guardian CapCo, LLC	Delaware	100%
Lowe Capital Partners, LLC	Delaware	80%
Guardian LEIM, LLC	Delaware	100%
Lowe Enterprises Investment Management, LLC	Delaware	50%
Hanover Goodyear LLC	Delaware	100%
Innovative Underwriters, Inc.	New Jersey	100%
Guardian Quincy LLC	Delaware	100%
Hanover Acquisition LLC	Delaware	100%
Guardian Ledges LLC	Delaware	100%
Guardian Shores, LLC	Delaware	100%
RS High Yield Bond Fund	Massachusetts	65.80%
RS High Yield Bond VIP Series	Massachusetts	28.82%
RS High Yield Municipal Bond Fund	Massachusetts	38.21%
RS International Growth Fund	Massachusetts	21.71%
RS Capital Appreciation Fund	Massachusetts	11.76%
RS Strategic Income Fund	Massachusetts	79.99%

The following list sets forth the entities directly controlled by GIAC for the benefit of various contract holders and, thus, indirectly controlled by Guardian Life, as of March 31, 2011:

Name	Place of Incorporation or Organization	Approximate Percentage of Voting Securities Owned by GIAC
RS Variable Products Trust	Massachusetts	100%

Item 27.	Number of Contract owners

Type of Contract	As of February 28, 2011
Non-Qualified	6,141
Qualified	18,044

Total	24,185

Item 28.	Indemnification

The By-Laws of The Guardian Insurance & Annuity Company, Inc. provide that the Company shall, to the fullest extent legally permissible under the General Corporation Law of the State of Delaware, indemnify and hold harmless officers and directors of the Corporation for certain liabilities reasonably incurred in connection with such person’s capacity as an officer or director.

The Certificate of Incorporation of the Corporation includes the following provision:

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 164 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a) Guardian Investor Services LLC (“GIS”) is the principal underwriter of the Registrant’s variable annuity contracts and it is also the principal underwriter of shares of the RS Variable Products Trust. The aforementioned variable products trust is registered with the SEC as a series of open-end management investment companies under the Investment Company Act of 1940, as amended (“1940 Act”). In addition, GIS is the distributor of variable annuity and variable life insurance contracts currently offered by GIAC through its separate accounts, The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M, The Guardian Separate Account N, The Guardian Separate Account Q, The Guardian Separate Account R, Separate Account 1 and Separate Account 2 which are all registered as unit investment trusts under the 1940 Act.

(b) The following is a list of managers and principal officers of GIS. The principal business address of each person is 7 Hanover Square, New York, New York 10004.

Name	Position(s) with GIS
Margaret W. Skinner	Manager & President
Robert E. Broatch	Manager
Joseph A. Caruso	Manager & Senior Vice President & Associate Corporate Secretary
Tracy L. Rich	Executive Vice President, General Counsel & Corporate Secretary
Thomas G. Sorell	Executive Vice President & Chief Investment Officer
Donald P. Sullivan, Jr.	Executive Vice President, Broker-Dealer, Equity Administration
Barry I. Belfer	Senior Vice President & Treasurer
Philip Eichinger	Senior Vice President & National Sales Manager of Mutual Funds
Richard T. Potter, Jr.	Senior Vice President & Counsel
John H. Walter	Senior Vice President, Equity Financial Management & Control
Bruce P. Chapin	Vice President, Corporate Tax
James J. Consolati	Vice President, Retirement Services
Philip Edelstein	Vice President, National Sales Manager
Gregg Forger	Vice President, Internal Sales
Colin Lake	Vice President, National Sales Manager
James Lake	Vice President, National Sales Manager
Dale W. Magner	Vice President, Retirement Product Sales
Kurt J. Shallow	Vice President, Risk Products Distribution
Andrew M. Shainberg	Vice President & Chief Compliance Officer, Broker Dealer
James Tracy	Vice President, Investment Research Group
Bryan S. Tutor	Vice President, Finance
Leslie A. Barbi	Managing Director
Kevin Booth	Managing Director
Howard W. Chin	Managing Director
Robert J. Crimmins, Jr.	Managing Director
Thomas M. Donohue	Managing Director
Atanas H. Goranov	Managing Director
Alexander M. Grant, Jr.	Managing Director
Jonathan C. Jankus	Managing Director
Brian E. Keating	Managing Director
Howard G. Most	Managing Director
John B. Murphy	Managing Director
Robert A. Reale	Managing Director

(c) GIS, as the principal underwriter of the Registrant’s variable annuity contracts received, either directly or indirectly, the following commissions or other compensation from the Registrant during the last fiscal year.

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
N/A	N/A	N/A	N/A

Item 30.	Location of Accounts and Records

  Most of the Registrant’s accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by GIAC, the depositor, at its Customer Service Office, 3900 Burgess Place, Bethlehem, Pennsylvania 18017. Documents constituting the Registrant’s corporate records are also maintained by GIAC but are located at its Executive Office, 7 Hanover Square, New York, New York 10004.

Item 31.	Management Services

    None.

Item 32.	Undertakings

(a)	The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payment under the variable annuity contracts may be accepted.

(b)	The Registrant hereby undertakes to include, as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information.

(c)	The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)	The Depositor, GIAC, hereby undertakes and represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Guardian Separate Account R certifies that it meets all of the requirements for effectiveness of the Post-Effective Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 26th day of April, 2011.

The Guardian Separate Account R
(Registrant)

By:	THE GUARDIAN INSURANCE & ANNUITY
COMPANY, INC.
(Depositor)

By:	/s/ Richard T. Potter, Jr.
Richard T. Potter, Jr.
Senior Vice President and Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the date indicated.

/s/ D. Scott Dolfi*	President and Director
D. Scott Dolfi (Principal Executive Officer)

/s/ Gordon Bailey	Vice President & Chief Financial Officer
Gordon Bailey
(Principal Financial Officer)

/s/ Robert E. Broatch*	Director
Robert E. Broatch

/s/ Joseph A. Caruso*	Senior Vice President, Associate Corporate Secretary and Director
Joseph A. Caruso

/s/ Margaret W. Skinner*	Executive Vice President, Individual Products Distribution & Director
Margaret W. Skinner

By	/s/ Richard T. Potter, Jr.	Date: April 26, 2011
Richard T. Potter, Jr.
Senior Vice President and Counsel

*	Pursuant to a Power of Attorney filed with the Amendment to the Registration Statement filed on Form N-4 filed by the Registrant on April 27, 2011 [Registration No. 333-109483].

Exhibit Index

Number	Description
10	Consent of PricewaterhouseCoopers LLP